As filed with the Securities and Exchange Commission on June 26, 2026

1933 Act Registration No. 333-263619
1940 Act Registration No. 811-23785

United States
Securities and Exchange Commission
Washington, D.C. 20549

__________________________________________

Form N-1A

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Registration Statement Under the Securities Act of 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 967	☒
and/or
Registration Statement Under the Investment Company Act of 1940	☐
Amendment No. 969	☒

__________________________________________

Volatility Shares Trust
(Exact name of registrant as specified in charter)

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2000 PGA Blvd
Suite 4440
Palm Beach Gardens, Florida 33408
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (866) 261-0273

Corporation Service Company
251 Little Falls Drive
Wilmington, New Castle County, Delaware 19808
(Name and Address of Agent for Service)

__________________________________________

Copy to:

Morrison C. Warren, Esq. Chapman and Cutler LLP 320 South Canal Street Chicago, Illinois 60606 (312) 845-3484

__________________________________________

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	On (date) pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 967

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A — Prospectus for 2x Bitcoin ETF (formerly 2x Bitcoin Strategy ETF), 2x Ether ETF, Solana ETF, 2x Solana ETF, XRP ETF, 2x XRP ETF and Volatility Premium Plus ETF

Part B — Statement of Additional Information for 2x Bitcoin ETF, 2x Ether ETF, Solana ETF, 2x Solana ETF, XRP ETF, 2x XRP ETF and Volatility Premium Plus ETF

Part C — Other Information

Signatures

Index to Exhibits

Exhibits

PROSPECTUS

2x Bitcoin ETF (formerly 2x Bitcoin Strategy ETF) (Ticker: BITX)
2x Ether ETF (Ticker: ETHU)
Solana ETF (Ticker: SOLZ)
2x Solana ETF (Ticker: SOLT)
XRP ETF (Ticker: XRPI)
2x XRP ETF (Ticker: XRPT)
Volatility Premium Plus ETF (Ticker: ZVOL)

June 26, 2026

Each of the Funds set forth above (each, a “Fund,” and together, the “Funds”) is a series of Volatility Shares Trust (the “Trust”) and an exchange-traded fund (“ETF”). 2x Bitcoin ETF, 2x Ether ETF and Volatility Premium Plus ETF each list and principally trade its shares on the Cboe BZX Exchange, Inc. (“Cboe” or an “Exchange”). Solana ETF, 2x Solana ETF, XRP ETF and 2x XRP ETF each list and principally trade its shares on The Nasdaq Stock Market LLC (“Nasdaq” or an “Exchange”).

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor the Commodity Futures Trading Commission (the “CFTC”) has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information

2x Bitcoin ETF

Investment Objective

The 2x Bitcoin ETF (the “Fund” or “BITX”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of bitcoin. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Important Information About the Fund

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of bitcoin for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of bitcoin for the same period. For periods longer than a single day, the Fund will lose money if bitcoin’s performance is flat, and it is possible that the Fund will lose money even if the price of bitcoin increases. Longer holding periods, higher bitcoin volatility, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher bitcoin volatility, the volatility of bitcoin may affect the Fund’s return as much as or more than the return of bitcoin.

While the Fund has a daily investment objective, you may hold shares of the Fund (“Shares”) for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold Shares for any period other than a day, it is important for you to understand that over your holding period:

• Your return may be higher or lower than that sought in the investment objective, and this difference may be significant.

• Factors that contribute to returns that are worse than the return sought in the investment objective include smaller bitcoin gains or losses and higher bitcoin volatility, as well as longer holding periods when these factors apply.

• Factors that contribute to returns that are better than the return sought in the investment objective include larger bitcoin gains or losses and lower bitcoin volatility, as well as longer holding periods when these factors apply.

• The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the return sought in the investment objective.

The Fund expects to gain 2x exposure to bitcoin by investing a portion of its assets in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “BITX Subsidiary”). In order to qualify as a regulated investment company (“RIC”) for purposes of federal income tax treatment under the Internal Revenue Code of 1986 (the “Code”), the Fund will have to reduce its exposure to the BITX Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to the BITX Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective, and may return substantially less than two times (2x) the daily performance of bitcoin.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.85%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	0.02%
Other Expenses	0.88%
Total Annual Fund Operating Expenses	2.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$278	$853	$1,454	$3,080

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. For the fiscal year ended February 28, 2026, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

Bitcoin is a digital asset that can be transferred among participants on the bitcoin peer-to-peer network (the “Bitcoin Network”) on a peer-to-peer basis via the Internet.

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through managed exposure to bitcoin futures contracts that trade only on an exchange registered with the CFTC (“Bitcoin Futures Contracts”), and cash, cash-like instruments or high-quality securities that serve as collateral to the Fund’s investments in Bitcoin Futures Contracts (“Collateral Investments”). In this manner, the Fund seeks to provide investment results that correspond to twice the performance of bitcoin for a single day. The Fund does not invest directly in bitcoin. Instead, the Fund seeks to benefit from increases in the price of Bitcoin Futures Contracts for a single day.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in “Bitcoin-Linked Instruments.” For purposes of this policy, “Bitcoin-Linked Instruments” means: (i) Bitcoin Futures Contracts; (ii) shares of other bitcoin-linked exchange-traded products registered under the Securities Act of 1933 (the “1933 Act”), but not registered as investment companies (“Bitcoin-Linked ETPs”) under the Investment Company Act of 1940 (the “1940 Act”); (iii) shares of other investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iv) exchange-traded option contracts on shares of Bitcoin-Linked ETPs or Other Investment Companies; and (v) swap agreement transactions that reference bitcoin, Bitcoin Futures Contracts, Bitcoin-Linked ETPs, Other Investment Companies or bitcoin-referenced indexes. For purposes of the Fund’s investment objective, under normal circumstances, the Fund will use the price of bitcoin that is reflected in the next, or second to next, expiring Bitcoin Futures Contract. If the Fund invests in other Bitcoin-Linked Instruments, the value of bitcoin will be determined by an average of how bitcoin is valued in the financial instruments in which the Fund invests.

The investment adviser to the Fund and the BITX Subsidiary is Volatility Shares LLC (the “Adviser”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to bitcoin and/or Bitcoin Futures Contracts.

Bitcoin

Bitcoin is a digital asset that can be transferred among participants on the Bitcoin Network on a peer-to-peer basis via the Internet. Bitcoin can be transferred without the use of a central administrator or clearing agency, unlike other means of electronic payments. Because a central party is not necessary to administer bitcoin transactions or maintain the bitcoin ledger, the term decentralized is often used in descriptions of bitcoin.

Bitcoin is based on the decentralized, open-source protocol of a peer-to-peer electronic network. No single entity owns or operates the Bitcoin Network. Bitcoin is not issued by governments, banks or any other centralized authority. The infrastructure of the Bitcoin Network is collectively maintained on a distributed basis by the network’s participants, consisting of “miners”, who run special software to validate transactions, developers, who maintain and contribute updates to the bitcoin network’s source code, and users, who download and maintain on their individual computer a full or partial copy of the Bitcoin Blockchain (defined below) and related software. Anyone can be a user, developer, or miner. The Bitcoin Network is accessed through software, and software governs the creation, movement, and ownership of bitcoin. The source code for the Bitcoin Network and related software protocol is open-source, and anyone can contribute to its development. The value of bitcoin is in part determined by the supply of, and demand for, bitcoin in the global markets for the trading of bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment, and the volume of peer-to-peer transactions, among other factors.

Bitcoin transaction and ownership records are reflected on the blockchain ledger for bitcoin (the “Bitcoin Blockchain”). Miners authenticate and bundle bitcoin transactions sequentially into files called “blocks”, which requires performing computational work to solve a cryptographic puzzle set by the Bitcoin Network’s software protocol. Because each solved block contains a reference to the previous block, they form a chronological “chain” back to the first bitcoin transaction. Copies of the Bitcoin Blockchain are stored in a decentralized manner on the computers of each individual Bitcoin Network full node, i.e., any user who chooses to maintain on their computer a full copy of the Bitcoin Blockchain as well as related software. Each bitcoin is associated with a set of unique cryptographic “keys”, in the form of a string of numbers and letters, which allow whoever is in possession of the private key to assign that bitcoin in a transfer that the Bitcoin network will recognize.

Bitcoin Futures Contracts

In order to obtain 2x daily exposure to bitcoin, the Fund intends to typically enter into cash-settled Bitcoin Futures Contracts as the “buyer,” except as detailed below. In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its 2x daily exposure to bitcoin, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Fund’s Bitcoin Futures Contracts may differ from that of bitcoin due to the divergence in the prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Bitcoin Futures Contracts indirectly via the BITX Subsidiary. The BITX Subsidiary and the Fund will have the same investment adviser and investment objective. The BITX Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the BITX Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the BITX Subsidiary. Furthermore, the Adviser, as the investment adviser to the BITX Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the BITX Subsidiary. The BITX Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the BITX Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. At other times of the year, the Fund’s investments in the BITX Subsidiary will significantly exceed 25% of the Fund’s total assets. The BITX Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Bitcoin Futures Contracts were not readily available, the Fund would fair value its Bitcoin Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in Bitcoin Futures Contracts; and comparison to other major digital asset futures; and bitcoin prices in the spot market. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the BITX Subsidiary’s investments in Bitcoin-Linked Instruments. The Fund expects that it will be primarily engaged in investing and reinvesting its assets in “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund meet its daily investment objective by maintaining the daily desired level of leveraged exposure to bitcoin, maintain its tax status as a regulated investment company on days in and around quarter-end, meet its investment objective when Bitcoin Futures Contracts are unavailable for investment (for example, due to position limits, accountability levels, or exchange or FCM margin rates), or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements, which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the BITX Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”), or if it does, the Fund will seek to avail itself of a permissible cure period or any number of exceptions to the Asset Diversification Test. At other times of the year, the Fund’s investments in the BITX Subsidiary are expected to significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the BITX Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Bitcoin-Linked ETPs

The Fund may invest in shares of Bitcoin-Linked ETPs, which are exchange-traded investment products that are not registered under the 1940 Act that derive their value from a basket of spot bitcoin, and trade intra-day on a national securities exchange. Bitcoin-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the bitcoin held by the ETP. This means that the sponsor of the ETP does not sell bitcoin at times when its price is high or acquire bitcoin at low prices in the expectation of future price increases. Although the shares of a Bitcoin-Linked ETP are not the exact equivalent of a direct investment in bitcoin, they provide investors with an alternative that constitutes a relatively cost-effective way to obtain bitcoin exposure through the securities market.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Bitcoin-Linked ETPs or Other Investment Companies

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies or shares of Bitcoin-Linked ETPs, each of which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference bitcoin, Bitcoin Futures Contracts, Bitcoin-Linked ETPs, Other Investment Companies or bitcoin-referenced indexes

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be bitcoin, Bitcoin Futures Contracts, shares of Bitcoin-Linked ETPs, shares of Other Investment Companies or bitcoin-referenced indexes.

Principal Risks

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Risks Specific to the Fund and its Use of Leverage

Aggressive Investment Risk. The value of an investment in the Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund. The value of an investment in the Fund could decline significantly and without warning, including to zero. Shares will change in value, and you could lose money by investing in the Fund. You should be prepared to lose your entire investment. The Fund may not achieve its investment objective.

Compounding Risk. The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from twice (2x) the daily return of bitcoin for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as bitcoin volatility and holding periods increase.

Leverage Risk. Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period. This will very likely differ in amount, and possibly even direction, from twice the return of bitcoin for the same period. The Fund will lose money if bitcoin’s performance is flat over time. The Fund can lose money regardless of the performance of bitcoin, as a result of daily rebalancing, bitcoin’s volatility, compounding of each day’s return and other factors.

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund. As a leveraged ETF, the unique and substantial risks associated with Bitcoin-Linked Instruments, and the historic price volatility of Bitcoin-Linked Instruments, are exacerbated.

Holding Period Risk. The performance of the Fund for periods longer than a single day will likely differ from twice (2x) the daily return of bitcoin. This difference may be significant. If you are considering holding Shares for longer than a day, it’s important that you understand the impact of the returns and volatility (how much the value of an asset moves up and down from day-to-day) of bitcoin on your holding period return. Volatility has a negative impact on Fund returns. During periods of higher bitcoin volatility, the volatility of bitcoin may affect the Fund’s returns as much as or more than the return of bitcoin.

The following table illustrates the impact of volatility and return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.

In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the twice (2x) the daily return of bitcoin. As the table shows, your return will tend to be worse than the twice (2x) the daily return of bitcoin when there are smaller bitcoin gains or losses and higher bitcoin volatility. Your return will tend to be better than the twice (2x) the daily return of bitcoin when there are larger bitcoin gains or losses and lower bitcoin volatility. You may lose money when the return of bitcoin is flat (i.e., close to zero) and you may lose money when bitcoin rises.

The table uses hypothetical annualized bitcoin volatility and bitcoin returns to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical bitcoin return for a one-year period. Each column corresponds to a level of hypothetical annualized bitcoin volatility. For example, the Fund may mistakenly be expected to achieve a (40)% return on a yearly basis if the annual bitcoin return were (20)%. However, as the table shows, with a one-year bitcoin return of (20)% and an annualized bitcoin volatility of 50%, the Fund could be expected to return (50.2)%.

One Year Bitcoin Performance	Two Times (2x) One Year Bitcoin Performance	Bitcoin Volatility
		0%	10%	20%	30%	40%	50%	60%
(60)%	(120)%	(84.0)%	(84.2)%	(84.6)%	(85.4)%	(86.4)%	(87.5)%	(88.8)%
(50)%	(100)%	(75.0)%	(75.2)%	(76.0)%	(77.2)%	(78.7)%	(80.5)%	(82.6)%
(40)%	(80)%	(64.0)%	(64.4)%	(65.4)%	(67.1)%	(69.3)%	(72.0)%	(74.9)%
(30)%	(60)%	(51.0)%	(51.5)%	(52.9)%	(55.2)%	(58.2)%	(61.8)%	(65.8)%
(20)%	(40)%	(36.0)%	(36.6)%	(38.5)%	(41.5)%	(45.5)%	(50.2)%	(55.3)%
(10)%	(20)%	(19.0)%	(19.8)%	(22.2)%	(26.0)%	(31.0)%	(36.9)%	(43.5)%
0%	0%	0.0%	(1.0)%	(3.9)%	(8.6)%	(14.8)%	(22.1)%	(30.2)%
10%	20%	21.0%	19.8%	16.3%	10.6%	3.1%	(5.8)%	(15.6)%
20%	40%	44.0%	42.6%	38.4%	31.6%	22.7%	12.1%	0.5%
30%	60%	69.0%	67.3%	62.4%	54.5%	44.0%	31.6%	17.9%
40%	80%	96.0%	94.0%	88.3%	79.1%	67.0%	52.6%	36.7%
50%	100%	125.0%	122.8%	116.2%	105.6%	91.7%	75.2%	57.0%
60%	120%	156.0%	153.5%	146.0%	134.0%	118.1%	99.4%	78.6%

The above table assumes (i) no Fund expenses and (ii) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included, the Fund’s performance would be different than shown.

Bitcoin’s average annual historical volatility rate for the five-year period ended December 31, 2025 was 56.79%. The highest annual volatility rate for any calendar year during that period was 80.15% in the year ended December 31, 2021. The average annualized total return performance of bitcoin for the five-year period ended December 31, 2025 was 24.76%. Historical volatility and performance of bitcoin are not indications of what its volatility and performance will be in the future.

Leveraged Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of leveraged (2x) correlation with bitcoin, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its daily investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from twice the returns of bitcoin on a given day.

A number of other factors may adversely affect the Fund’s sought-after 2x correlation with bitcoin, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for Bitcoin-Linked Instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with bitcoin. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or over-exposed to bitcoin. Any of these factors could decrease correlation between the performance of the Fund and bitcoin and may hinder the Fund’s ability to meet its daily investment objective.

Target Exposure and Rebalancing Risks. The Fund normally will seek to maintain notional exposure to bitcoin at 200%. However, in order to comply with certain tax qualification tests at the end of each tax quarter, the Fund may reduce its exposure to Bitcoin Futures Contracts on or about such date. If the value of Bitcoin Futures Contracts rises during such periods when the Fund has reduced its futures exposure to Bitcoin Futures Contracts, without gaining a similar increased exposure through other Bitcoin-Linked Instruments, the performance of the Fund may be less than it would have been had the Fund maintained its exposure through such period.

In addition, unless the Fund is able to invest adequately in other Bitcoin-Linked Instruments, significant and unpredictable increases in Bitcoin Futures Contracts margin rates relative to prevailing futures prices could result in the Fund not achieving its target 2x exposure and as such would cause the Fund to experience greater risk of failing to meet its target exposure of two times (2x) the daily performance of bitcoin, before fees and expenses.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the BITX Subsidiary, invests primarily in Bitcoin Futures Contracts. The Fund does not invest directly in or hold bitcoin. Instead, the Fund seeks to benefit from increases in the price of Bitcoin Futures Contracts for a single day. The price of Bitcoin Futures Contracts may differ, sometimes significantly, from the current cash price of bitcoin, which is sometimes referred to as the “spot” price of bitcoin. Consequently, the Fund may perform differently from 2x the spot price of bitcoin. Transaction costs (including the costs associated with futures contracts investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of Bitcoin Futures Contracts and decrease the correlation between the performance of Bitcoin Futures Contracts and bitcoin, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of bitcoin. To the extent the Fund invests in back-month Bitcoin Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of bitcoin.

Bitcoin Investing Risk. The Fund is indirectly exposed to the risks of investing in bitcoin through its investments in Bitcoin Futures Contracts. The Fund does not invest directly in bitcoin. Bitcoin is a relatively new and highly speculative investment, and historically, has been subject to significant price volatility. The risks associated with bitcoin include the following:

• Bitcoin is a new technological innovation with a limited history.

• The Fund’s investments in Bitcoin Futures Contracts are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks. Negative developments in any of these factors could adversely impact an investment in the Fund.

• A decline in the adoption of bitcoin could negatively impact the performance of the Fund.

• Bitcoin trading prices are volatile, and shareholders could lose all or substantially all of their investment in the Fund.

• Regulation of participants in the bitcoin ecosystem continues to evolve in both the U.S. and foreign jurisdictions, which may restrict the use of bitcoin or otherwise impact the demand for bitcoin.

• Sales of newly mined bitcoin may cause the price of bitcoin to decline, which could negatively affect an investment in the Fund.

• Disruptions at digital asset trading platforms and potential consequences of a digital asset trading platform’s failure could adversely affect an investment in the Fund.

• Demand for bitcoin is driven, in part, by its status as the most prominent and secure digital asset.

• Miners may cease expanding processing power to create blocks and verify transactions if they are not adequately compensated.

• Bitcoin Network development contributors could propose amendments to the Bitcoin Network’s protocols and software that, if accepted and authorized by large groups of Bitcoin Network users, could adversely affect an investment in the Fund.

• The decentralized structure of Bitcoin Network software development may prevent the formation of a consensus on how to improve and modify the Bitcoin Network, which could prevent needed or desirable updates and thereby adversely impact an investment in the Fund.

• The open-source structure of the Bitcoin Network protocol means that the contributors to the protocol are generally not directly compensated for their contributions in maintaining and developing the protocol.

• Intellectual property rights claims may adversely affect the operation of the Bitcoin Network.

• A malicious actor may attack the Bitcoin Network in an effort to prevent its function, which may adversely impact an investment in the Fund.

• The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective.

• In the event of widespread disruption to the Internet, the market for bitcoins may become dangerously illiquid. The Bitcoin Network’s functionality relies on the Internet.

Futures Contracts Risk. Risks of futures contracts generally include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling Bitcoin Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Additionally, significant and unpredictable increases in Bitcoin Futures Contracts margin rates relative to prevailing futures prices could result in the Fund not achieving its sought-after exposure to two times (2x) the daily performance of the bitcoin. Further, if the bitcoin futures market is in a period of contango, if prices of the bitcoin and Bitcoin Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references, such as the level of bitcoin. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling bitcoin prices, this could have a significant negative impact on the Fund’s NAV and total return.

The market for the Bitcoin Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Position Limits and Price Limits

The CFTC and various exchanges on which Bitcoin Futures Contracts trade have established position limits and price limits for Bitcoin Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day’s settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the Bitcoin futures markets may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Bitcoin Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market — or for other reasons including limited liquidity in bitcoin futures market, a disruption to bitcoin futures market, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC — the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Bitcoin-Linked Instruments that are not Bitcoin Futures Contracts; (ii) requiring that Authorized Participants (defined below) purchase and redeem creation units through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased Authorized Participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its 2x investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Additional Risks Associated with Bitcoin Futures Contracts

In addition to the risks of futures contracts generally, the market for Bitcoin Futures Contracts has additional unique risks. The market for Bitcoin Futures Contracts may be less developed, less liquid and more volatile than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. Bitcoin Futures Contracts are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

The performance of Bitcoin Futures Contracts, in general, has historically been highly correlated to the performance of bitcoin. However, there can be no guarantee that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of Bitcoin Futures Contracts and decrease the correlation between the performance of Bitcoin Futures Contracts and bitcoin, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of bitcoin. To the extent the Fund is invested in back-month Bitcoin Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of bitcoin. The differences in the prices of bitcoin and Bitcoin Futures Contracts will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in bitcoin, including larger losses or smaller gains.

Currently, the Fund does not anticipate that the liquidity of Bitcoin Futures Contracts will have any material negative impact on the ability of the Fund to achieve its investment objective or meet any redemptions. If the Fund’s ability to obtain exposure to Bitcoin Futures Contracts were to be disrupted for any reason, including, for example, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s FCMs, the listing exchanges, or the CFTC, the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including to underleverage the Fund, relative to its 2x investment objective, by an amount reflecting prevailing position limits.

Additionally, the ability of the Fund to obtain leveraged (2x) exposure to Bitcoin Futures Contracts is limited by certain tax rules that restrict the amount the Fund can invest in its wholly owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences; see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.

Cost of Futures Investment Risk

When a Bitcoin Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Bitcoin Futures Contract with a later expiration date. This is commonly referred to as “rolling”. The costs associated with rolling Bitcoin Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund.

If the Fund rolls Bitcoin Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Bitcoin Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Bitcoin futures have historically experienced extended periods of contango. Contango in the bitcoin futures market may have a significant adverse impact on the performance of the Fund and may cause Bitcoin Futures Contracts and the Fund to underperform spot bitcoin. Both contango and backwardation would reduce the Fund’s correlation to spot bitcoin and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Bitcoin Futures Contracts.

Investment Capacity Risk

If the Fund’s ability to obtain exposure to Bitcoin Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk

The market for the Bitcoin Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. The Fund expects to obtain its sought-after exposure to bitcoin through derivatives.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative. The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Bitcoin-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Bitcoin-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Bitcoin Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index and swaps that reference Bitcoin-Linked ETPs that is designed to track the performance of that index. The performance of a Bitcoin-Linked ETP may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, the Fund’s swaps may be subject to greater correlation risk to the extent such agreements reference a Bitcoin-Linked ETP as the reference asset, and as a result may not achieve as high of a degree of correlation with the price of bitcoin as it otherwise would using Bitcoin Futures Contracts.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies or shares of Bitcoin-Linked ETPs. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Relating to Investing in Other Investment Companies or Bitcoin-Linked ETPs. The Fund may invest in long or short positions in Other Investment Companies or Bitcoin-Linked ETPs. Investing in such vehicles may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies or Bitcoin-Linked ETPs, the Fund becomes a shareholder of that Other Investment Company or Bitcoin-Linked ETP. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of such fund, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company or Bitcoin-Linked ETP to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company or Bitcoin-Linked ETP. If such fund fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Companies or Bitcoin-Linked ETPs shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of exchange-listed shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Bitcoin-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act and hold spot bitcoin and cash or gain exposure to such investments in one or more swap agreements. The value of a Bitcoin-Linked ETP is derived from and based upon the value of spot bitcoin and cash held by the Bitcoin-Linked ETP. However, shares of Bitcoin-Linked ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of a Bitcoin-Linked ETPs is similar to the risk involved in the purchase or sale of an exchange traded fund, except that the pricing mechanism for a Bitcoin-Linked ETPs is based on a basket of bitcoin and/or cash. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying bitcoin and cash that the Bitcoin-Linked ETP holds. In addition, Bitcoin-Linked ETPs are relatively new investment products, with limited operating history. Finally, Bitcoin-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act, and accordingly shareholders in such ETPs do not have the protections afforded by the 1940 Act, including, for example, requirements regarding the safekeeping and proper valuation of fund assets, restrictions on transactions with affiliates, limits on leverage, and certain other governance requirements.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares.

Investment companies that invest in high quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Asset Concentration Risk. Since the Fund may take concentrated positions in investments that provide exposure to bitcoin and Bitcoin Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to its derivatives transactions.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Bitcoin Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of daily changes in bitcoin and may result in the proportion of Bitcoin Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns. There can be no guarantee that the Fund will meet its investment objective.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s daily investment objective. In these instances, the Fund may not successfully track the performance of bitcoin and may not achieve its investment objective. Additionally, the rebalancing of futures contracts may impact the trading in such futures contracts and may adversely affect the value of the Fund. For example, such trading may cause the Fund’s FCMs to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the BITX Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the BITX Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the BITX Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the BITX Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Risks Related to the Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “Authorized Participant” (i.e., broker-dealers and large institutional investors that have entered into participation agreements with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or Authorized Participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. During stressed market conditions, the market for the Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Shares and their NAV. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund may effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an Authorized Participant. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund has elected to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the BITX Subsidiary to 25% of the Fund’s total assets at the end of each quarter of each of its taxable years. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the BITX Subsidiary the majority of the time. The Fund intends to manage the exposure to the BITX Subsidiary so that the Fund’s investments in the BITX Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the BITX Subsidiary were to exceed 25% of the Fund’s total assets at the end of a quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Bitcoin Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Bitcoin Futures Contracts through the BITX Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the BITX Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the BITX Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the BITX Subsidiary, the Fund intends to cause the BITX Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the BITX Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the BITX Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Risks Related to the Regulation of Bitcoin. Any final determination by a court that bitcoin or any other digital asset may be offered and sold as a “security” or investment contract may adversely affect the value of bitcoin and the value of the Shares, and, if bitcoin is not, or cannot, be registered as a security, result in a potential termination of the Fund. On March 17, 2026, the SEC and CFTC issued a comprehensive interpretive release providing clarity on the application of federal securities laws to crypto assets, including by providing a five-category taxonomy to classify crypto assets and aligning SEC and CFTC oversight. In the interpretive release, the SEC provided that “digital commodities” are not considered securities. A digital commodity is a crypto asset that derives its value from the programmatic operation of a “functional” crypto system and market supply and demand dynamics, rather than from the expectation of profits from the essential managerial efforts of others. These assets are not securities because they lack the economic characteristics of securities (i.e., they do not generate passive yield, convey rights to future income or profits, or represent an interest in a business enterprise). In the Fund’s view, under the interpretive release, bitcoin is properly classified as a digital commodity. However, if a court of competent jurisdiction and final appellate authority determines that bitcoin is a security, the Fund would not continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws). In the meantime, because the legal tests for determining whether a digital asset is or is not a security often leave room for interpretation, for so long as the Fund believes there to be good faith grounds to conclude that the Fund may continue to hold its investments, the Fund does not intend to dissolve the Fund on the basis that bitcoin could at some future point be finally determined to be a security.

Subsidiary Regulatory Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the BITX Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The BITX Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the BITX Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole — including the BITX Subsidiary — will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Adviser, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Cybersecurity Risk. The Fund is susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Performance

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year. The table illustrates how the Fund’s average annual total returns compare with those of a broad-based security market index. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost on the Fund’s website at https://www.volatilityshares.com/bitx or by calling the Fund at (866) 261-0273.

Calendar Year Total Returns as of 12/31
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
165.27%
-38.71%
2024
2025

The Fund’s highest quarterly return was 134.83% (quarter-ended March 31, 2024) and the Fund’s lowest quarterly return was (46.61)% (quarter-ended December 31, 2025). The Fund’s year-to-date performance as of the most recent quarter-end (March 31, 2026) was (46.65)%.

Average Annual Total Return as of December 31, 2025
2x Bitcoin ETF	1 Year	Since Inception (6/26/2023)
Return Before Taxes	(38.71)%	42.97%
Return After Taxes on Distributions	(42.06)%	36.57%
Return After Taxes on Distributions and Sale of Shares	(22.01)%	32.37%
S&P CME Bitcoin Futures Daily Roll Index Excess Return (reflects no deduction for fees, expenses or taxes)	(13.80)%	37.72%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	21.65%

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sales of Shares. As a result, Fund returns after taxes on distributions and sales of Shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

• Charles Lowery — Chief Investment Officer, Volatility Shares

• Anand Desai — Head of Portfolio Management, Volatility Shares

• Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2x Ether ETF

Investment Objective

The 2x Ether ETF (the “Fund” or “ETHU”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of ether.

Important Information About the Fund

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the price of ether for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of ether for the same period. For periods longer than a single day, the Fund will lose money if ether’s performance is flat, and it is possible that the Fund will lose money even if the price of ether increases. Longer holding periods, higher ether volatility, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher ether volatility, the volatility of ether may affect the Fund’s return as much as or more than the return of the price of ether.

While the Fund has a daily investment objective, you may hold shares of the Fund (“Shares”) for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold Shares for any period other than a day, it is important for you to understand that over your holding period:

• Your return may be higher or lower than that sought in the investment objective, and this difference may be significant.

• Factors that contribute to returns that are worse than the return sought in the investment objective include smaller ether gains or losses and higher ether volatility, as well as longer holding periods when these factors apply.

• Factors that contribute to returns that are better than the return sought in the investment objective include larger ether gains or losses and lower ether volatility, as well as longer holding periods when these factors apply.

• The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the return sought in the investment objective.

The Fund expects to gain 2x exposure to ether by investing a portion of its assets in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “ETHU Subsidiary”). In order to qualify as a regulated investment company (“RIC”) for purposes of federal income tax treatment under the Internal Revenue Code of 1986 (the “Code”), the Fund will have to reduce its exposure to the ETHU Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to the ETHU Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective, and may return substantially less than two times (2x) the daily performance of ether.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.85%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	0.00%
Other Expenses	1.12%
Total Annual Fund Operating Expenses	2.97%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$300	$918	$1,562	$3,290

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. For the fiscal year ended February 28, 2026, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

Ether is a digital asset that is created and transmitted through the operations of the peer-to-peer “Ethereum Network,” a decentralized network of computers that operate on cryptographic protocols.

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through managed exposure to ether futures contracts that trade only on an exchange registered with the CFTC (“Ether Futures Contracts”), currently the Chicago Mercantile Exchange (“CME”) and cash, cash-like instruments or high-quality securities that serve as collateral to the Fund’s investments in Ether Futures Contracts (“Collateral Investments”). In this manner, the Fund seeks to provide investment results that correspond to twice the performance of ether for a single day. The Fund does not invest directly in ether. Instead, the Fund seeks to benefit from increases in the price of Ether Futures Contracts in its pursuit of seeking to produce 2x the performance of ether.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in “Ether-Linked Instruments.” For purposes of this policy, “Ether-Linked Instruments” means: (i) Ether Futures Contracts; (ii) shares of other ether-linked exchange-traded products registered under the Securities Act of 1933 (the “1933 Act”), but not registered as investment companies (“Ether-Linked ETPs”) under the Investment Company Act of 1940 (the “1940 Act”); (iii) shares of other investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iv) exchange-traded option contracts on shares of Ether-Linked ETPs or Other Investment Companies; and (v) swap agreement transactions that reference ether, Ether Futures Contracts, Ether-Linked ETPs, Other Investment Companies or ether-referenced indexes. For purposes of the Fund’s investment objective, under normal circumstances, the Fund will use the price of ether that is reflected in the next, or second to next, expiring Ether Futures Contract. If the Fund invests in other Ether-Linked Instruments, the value of ether will be determined by an average of how ether is valued in the financial instruments in which the Fund invests.

The investment adviser to the Fund and the ETHU Subsidiary is Volatility Shares LLC (the “Adviser”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to ether and/or Ether Futures Contracts.

Ether

Ether is a digital asset that is created and transmitted through the operations of the Ethereum Network. The ownership and behavior of ether is determined by participants in online, peer-to-peer networks that connect computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Ethereum Network. The Ethereum Network is a peer-to-peer payment network that operates on a cryptographic protocol, commonly referred to as the “Ethereum Protocol.” The value of ether is not backed by any government, corporation or other identified body. Its value is determined, in part, by the supply and demand in markets created to facilitate the trading of ether. Ownership and the ability to transfer or take other actions with respect to ether is protected through public-key cryptography. Public-key cryptography, or asymmetric cryptography, is an encryption scheme that uses two mathematically related, but not identical, keys - a public key and a private key. Unlike symmetric key algorithms that rely on one key to both encrypt and decrypt, each key performs a unique function. The public key is used to encrypt and the private key is used to decrypt.

The Ethereum Network was originally described in a 2013 white paper by Vitalik Buterin, a programmer involved with bitcoin, with the goal of creating a global platform for decentralized applications powered by smart contracts. The formal development of the Ethereum Network began through a Swiss firm called Ethereum Switzerland GmbH in conjunction with several other entities. Subsequently, the Ethereum Foundation, a Swiss non-profit organization, was set up to oversee the protocol’s development. The Ethereum Network went live on July 30, 2015. Unlike other digital assets such as bitcoin, which are solely created through a progressive mining process, 72.0 million ether were created in connection with the launch of the Ethereum Network. The initial 72.0 million ether were distributed as follows:

Initial Distribution: 60.0 million ether, or 83.33% of the supply, was sold to the public in a crowd sale conducted between July and August 2014 that raised approximately $18 million which was used to fund the development of the Ethereum Network.

Ethereum Foundation: 6.0 million ether, or 8.33% of the supply, was distributed to the Ethereum Foundation for operational costs.

Ethereum Developers: 3.0 million ether, or 4.17% of the supply, was distributed to developers who contributed to the Ethereum Network.

Developer Purchase Program: 3.0 million ether, or 4.17% of the supply, was distributed to members of the Ethereum Foundation to purchase at the initial crowd sale price.

Following the launch of the Ethereum Network, ether supply initially increased through a progressive mining process. Following the introduction of EIP-1559, described below, ether supply and issuance rate varies based on factors such as recent use of the network. Coinciding with the network launch, it was decided that EthSuisse would be dissolved, designating the Ethereum Foundation as the sole organization dedicated to protocol development. Historically and continuing through the present, the development of the source code of the Ethereum Protocol has been overseen by the Ethereum Foundation and the core developers. The core developers evolve over time, largely based on self-determined participation. The Ethereum Network is decentralized in that it does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of ether. Rather, following the initial distribution of ether, ether is created, burned and allocated by the Ethereum Network protocol through a process that is currently subject to an issuance and burn rate. Among other things, ether is used to pay for transaction fees and computational services (i.e., smart contracts) on the Ethereum Network; users of the Ethereum Network pay for the computational power of the machines executing the requested operations with ether. Requiring payment in ether on the Ethereum Network incentivizes developers to write quality applications and increases the efficiency of the Ethereum Network because wasteful code costs more. It also ensures that the Ethereum Network remains economically viable by compensating people for their contributed computational resources.

Ether may be regarded as a currency or digital commodity depending on its specific use in particular transactions. Ether may be used as a medium of exchange or unit of account. Although a number of large and small retailers accept ether as a form of payment in the United States and foreign markets, there is relatively limited use of ether for commercial and retail payments. Similarly, ether may be used as a store of value (i.e., an asset that maintains its value rather than depreciating), although it has experienced significant periods of price volatility.

The value of ether is determined by the value that various market participants place on ether through their transactions. Price discovery occurs through secondary market trading on ether trading platforms, over-the-counter trading desks and direct peer-to-peer payments. Many digital asset trading platforms are open 24 hours a day, 7 days a week. Digital asset trading platforms and over-the-counter trading desks have a relatively limited history, limited liquidity and trading across trading platforms order books which has resulted in periods of high volatility and price divergence among trading platforms. In addition, during high volatility periods, in addition to price divergences, some ether trading platforms have experienced issues related to account access and trade execution.

Ether Futures Contracts

In order to obtain 2x daily exposure to the performance of ether, the Fund intends to typically enter into cash-settled Ether Futures Contracts as the “buyer,” except as detailed below. In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its 2x exposure to the performance of ether, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Fund’s Ether Futures Contracts may differ from that of ether due to the divergence in the prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Ether Futures Contracts indirectly via the ETHU Subsidiary. The ETHU Subsidiary and the Fund will have the same investment adviser and investment objective. The ETHU Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the ETHU Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the ETHU Subsidiary. Furthermore, the Adviser, as the investment adviser to the ETHU Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the ETHU Subsidiary. The ETHU Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the ETHU Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. At other times of the year, the Fund’s investments in the ETHU Subsidiary will significantly exceed 25% of the Fund’s total assets. The ETHU Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Ether Futures Contracts were not readily available, the Fund would fair value its Ether Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in Ether Futures Contracts; and comparison to other major digital asset futures; and ether prices in the spot market. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the ETHU Subsidiary’s investments in Ether-Linked Instruments. The Fund expects that it will be primarily engaged in investing and reinvesting its assets in “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund meet its daily investment objective by maintaining the daily desired level of leveraged exposure to ether, maintain its tax status as a regulated investment company on days in and around quarter-end, meet its investment objective when Ether Futures Contracts are unavailable for investment (for example, due to position limits, accountability levels, or exchange or FCM margin rates), or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements, which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the ETHU Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”), or if it does, the Fund will seek to avail itself of a permissible cure period or any number of exceptions to the Asset Diversification Test. At other times of the year, the Fund’s investments in the ETHU Subsidiary are expected to significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the ETHU Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Ether-Linked ETPs

The Fund may invest in shares of Ether-Linked ETPs, which are exchange-traded investment products that are not registered under the 1940 Act that derive their value from a basket of spot ether, and trade intra-day on a national securities exchange. Ether-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the ether held by the ETP. This means that the sponsor of the ETP does not sell ether at times when its price is high or acquire ether at low prices in the expectation of future price increases. Although the shares of an Ether-Linked ETP are not the exact equivalent of a direct investment in ether, they provide investors with an alternative that constitutes a relatively cost-effective way to obtain ether exposure through the securities market.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Ether-Linked ETPs or Other Investment Companies

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies or shares of Ether-Linked ETPs, each of which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference ether, Ether Futures Contracts, Ether-Linked ETPs, Other Investment Companies or ether-referenced indexes

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be ether, Ether Futures Contracts, shares of Ether-Linked ETPs, shares of Other Investment Companies or ether-referenced indexes.

Principal Risks

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Risks Specific to the Fund and its Use of Leverage

Aggressive Investment Risk. The value of an investment in the Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund. The value of an investment in the Fund could decline significantly and without warning, including to zero. Shares will change in value, and you could lose money by investing in the Fund. You should be prepared to lose your entire investment. The Fund may not achieve its investment objective.

Compounding Risk. The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from twice (2x) the daily return of ether for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as ether volatility and holding periods increase.

Leverage Risk. Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period. This will very likely differ in amount, and possibly even direction, from twice the return of ether for the same period. The Fund will lose money if ether’s performance is flat over time. The Fund can lose money regardless of the performance of ether, as a result of daily rebalancing, ether’s volatility, compounding of each day’s return and other factors.

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund. As a leveraged ETF, the unique and substantial risks associated with Ether-Linked Instruments, and the historic price volatility of Ether-Linked Instruments, are exacerbated.

Holding Period Risk. The performance of the Fund for periods longer than a single day will likely differ from twice (2x) the daily return of ether. This difference may be significant. If you are considering holding Shares for longer than a day, it’s important that you understand the impact of the returns and volatility (how much the value of an asset moves up and down from day-to-day) of ether on your holding period return. Volatility has a negative impact on Fund returns. During periods of higher ether volatility, the volatility of ether may affect the Fund’s returns as much as or more than the return of ether.

The following table illustrates the impact of volatility and return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.

In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the twice (2x) the daily return of ether. As the table shows, your return will tend to be worse than the twice (2x) the daily return of ether when there are smaller ether gains or losses and higher ether volatility. Your return will tend to be better than the twice (2x) the daily return of ether when there are larger ether gains or losses and lower ether volatility. You may lose money when the return of ether is flat (i.e., close to zero) and you may lose money when ether rises.

The table uses hypothetical annualized ether volatility and ether returns to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical ether return for a one-year period. Each column corresponds to a level of hypothetical annualized ether volatility. For example, the Fund may mistakenly be expected to achieve a (40)% return on a yearly basis if the annual ether return were (20)%. However, as the table shows, with a one-year ether return of (20)% and an annualized ether volatility of 50%, the Fund could be expected to return (50.2)%.

One Year Ether Performance	Two Times (2x) One Year Ether Performance	Ether Volatility
		0%	10%	20%	30%	40%	50%	60%
(60)%	(120)%	(84.0)%	(84.2)%	(84.6)%	(85.4)%	(86.4)%	(87.5)%	(88.8)%
(50)%	(100)%	(75.0)%	(75.2)%	(76.0)%	(77.2)%	(78.7)%	(80.5)%	(82.6)%
(40)%	(80)%	(64.0)%	(64.4)%	(65.4)%	(67.1)%	(69.3)%	(72.0)%	(74.9)%
(30)%	(60)%	(51.0)%	(51.5)%	(52.9)%	(55.2)%	(58.2)%	(61.8)%	(65.8)%
(20)%	(40)%	(36.0)%	(36.6)%	(38.5)%	(41.5)%	(45.5)%	(50.2)%	(55.3)%
(10)%	(20)%	(19.0)%	(19.8)%	(22.2)%	(26.0)%	(31.0)%	(36.9)%	(43.5)%
0%	0%	0.0%	(1.0)%	(3.9)%	(8.6)%	(14.8)%	(22.1)%	(30.2)%
10%	20%	21.0%	19.8%	16.3%	10.6%	3.1%	(5.8)%	(15.6)%
20%	40%	44.0%	42.6%	38.4%	31.6%	22.7%	12.1%	0.5%
30%	60%	69.0%	67.3%	62.4%	54.5%	44.0%	31.6%	17.9%
40%	80%	96.0%	94.0%	88.3%	79.1%	67.0%	52.6%	36.7%
50%	100%	125.0%	122.8%	116.2%	105.6%	91.7%	75.2%	57.0%
60%	120%	156.0%	153.5%	146.0%	134.0%	118.1%	99.4%	78.6%

The above table assumes (i) no Fund expenses and (ii) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included, the Fund’s performance would be different than shown.

Ether’s average annual historical volatility rate for the five-year period ended December 31, 2025 was 75.43%. The highest annual volatility rate for any calendar year during that period was 104.63% in the year ended December 31, 2021. The average annualized total return performance of ether for the five-year period ended December 31, 2025 was 32.14%. Historical volatility and performance of ether are not indications of what its volatility and performance will be in the future.

Leveraged Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of leveraged (2x) correlation with ether, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its daily investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from twice the returns of ether on a given day.

A number of other factors may adversely affect the Fund’s sought-after 2x correlation with ether, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for Ether-Linked Instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with ether. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or over-exposed to ether. Any of these factors could decrease correlation between the performance of the Fund and ether and may hinder the Fund’s ability to meet its daily investment objective.

Target Exposure and Rebalancing Risks. The Fund normally will seek to maintain notional exposure to ether at 200%. However, in order to comply with certain tax qualification tests at the end of each tax quarter, the Fund may reduce its exposure to Ether Futures Contracts on or about such date. If the value of Ether Futures Contracts rises during such periods when the Fund has reduced its futures exposure to Ether Futures Contracts, without gaining a similar increased exposure through other Ether-Linked Instruments, the performance of the Fund may be less than it would have been had the Fund maintained its exposure through such period.

In addition, unless the Fund is able to invest adequately in other Ether-Linked Instruments, significant and unpredictable increases in Ether Futures Contracts margin rates relative to prevailing futures prices could result in the Fund not achieving its target 2x exposure and as such would cause the Fund to experience greater risk of failing to meet its target exposure of two times (2x) the daily performance of ether, before fees and expenses.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the ETHU Subsidiary, invests primarily in Ether Futures Contracts. The Fund does not invest directly in or hold ether. Instead, the Fund seeks to benefit from increases in the price of Ether Futures Contracts for a single day. The price of Ether Futures Contracts may differ, sometimes significantly, from the current cash price of ether, which is sometimes referred to as the “spot” price of ether. Consequently, the Fund may perform differently from 2x the spot price of ether. Transaction costs (including the costs associated with futures contracts investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of Ether Futures Contracts and decrease the correlation between the performance of Ether Futures Contracts and ether, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of ether. To the extent the Fund invests in back-month Ether Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of ether.

Ether Investing Risk. The Fund is indirectly exposed to the risks of investing in ether through its investments in Ether Futures Contracts. The Fund does not invest directly in ether. Ether is a relatively new and highly speculative investment, and historically, has been subject to significant price volatility. The risks associated with ether include the following:

• Ether risk. Ether is a relatively new innovation and the market for ether may be highly speculative and subject to rapid price swings, changes and uncertainty. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, ether and Ether Futures Contracts present unique and substantial risks, and historically have been subject to significant price volatility. The value of ether has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these digital assets generally may not be based on fundamental analysis. The further development and acceptance of the Ethereum Network is uncertain, and its decentralized governance structure — which relies on voluntary consensus with no central decision-making body — may lead to ineffective decision-making that slows growth and adversely affects ether’s value. Additionally, a significant portion of ether is held by a small number of holders (sometimes referred to as “whales”) which have the ability to manipulate the price of ether. The largely unregulated nature of digital asset trading platforms on which ether trades exposes those who invest in ether (or obtain exposure to ether) to heightened risks of fraud market manipulation, and/or loss with little or no recourse.

• The Ethereum Network is an open-source network and changes require voluntary adoption by users and validators; disagreements over protocol modifications can result in permanent “forks” that split into competing networks. The Ethereum Network has a history of forks, such as in July 2016 where the Ethereum Network experienced a permanent hard fork that resulted in two different versions of its blockchain; Ethereum and Ethereum Classic. However, the Ethereum Network’s development has been overseen by the Ethereum Foundation and other core developers, who are able to access and alter the Ethereum Network source code and, as a result, they are responsible for quasi-official releases of updates and other changes to the Ethereum Network’s source code. Forks can cause significant and unexpected declines in the value of ether and Ether Futures Contracts.

• If ether is determined to be a “security” under federal or state securities laws, such determination may prevent the Fund from meeting its investment objective, cause the Fund to de-list its Shares from the Exchange, liquidate and de-register as an investment company, and the value of ether and Ether Futures Contracts may decline.

• Ether and digital asset trading platforms are relatively new and, in most cases, largely unregulated and/or may be operating out of compliance with applicable regulation. This could expose investors to insider trading, fraud, market manipulation, hacking, and security breaches, with little or no recourse. The nature of the assets held at digital asset trading platforms make them appealing targets for hackers and a number of such platforms have been victims of cybercrimes and other fraudulent activity, and historically, these activities have caused significant, and in some instances total, losses for digital asset investors. Because digital asset trading platforms on which ether is traded, and which may serve as a pricing source for the calculation of the ether reference rate that is used for the purposes of valuing the Fund’s Ether Futures Contracts, are or may become subject to enforcement actions by regulatory authorities, and that such enforcement actions may have a material adverse impact on the Fund, its investments, and its ability to implement its investment strategy. Any of these events could materially and adversely impact the value of ether and Ether Futures Contracts, as well as the Fund.

• The Ethereum Blockchain may be vulnerable to attacks to the extent that there is concentration in the ownership and/or staking of ether. Ether’s price can be negatively impacted by instability in the Ethereum Blockchain as well as the broader crypto industry, as demonstrated with the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022. Similar events in the future could have similarly negative impacts on the spot price of ether and Ether Futures Contracts.

• Changes in the regulation of blockchain technology, digital assets and related products may negatively impact the price of ether and Ether Futures Contracts, as well as the Fund.

• The cryptography underlying the Ethereum blockchain could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective.

• Challenges to the Ethereum Network’s operations may restrict the growth of ether and negatively impact the price of ether and adoption of the Ethereum Network. The Ethereum Network has limited transaction throughput and faces rising transaction costs as demand grows, and its scalability is substantially dependent on Layer-2 solutions that face their own challenges including interoperability issues, security concerns, implementation complexity, and potential trade-offs between scalability and decentralization.

• Competition from the emergence or growth of other digital assets and smart contract platforms (such as Solana, Avalanche and Cardano) may negatively impact the price of ether and adoption of the Ethereum Network. Such events may negatively impact the price of Ether Futures Contracts and the performance of the Fund.

• The Ethereum Network could be used to facilitate illicit activities or evade sanctions, which could negatively affect the price of ether and the value of Shares.

Futures Contracts Risk. Risks of futures contracts generally include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling Ether Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Additionally, significant and unpredictable increases in Ether Futures Contracts margin rates relative to prevailing futures prices could result in the Fund not achieving its sought-after exposure to two times (2x) the daily performance of the ether. Further, if the ether futures market is in a period of contango, if prices of the ether and Ether Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references, such as the level of ether. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling ether prices, this could have a significant negative impact on the Fund’s NAV and total return.

The market for the Ether Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Position Limits and Price Limits

The CFTC and various exchanges on which Ether Futures Contracts trade have established position limits and price limits for Ether Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day’s settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the Ether futures markets may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Ether Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market — or for other reasons including limited liquidity in ether futures market, a disruption to ether futures market, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC — the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Ether-Linked Instruments that are not Ether Futures Contracts; (ii) requiring that Authorized Participants (defined below) purchase and redeem creation units through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased Authorized Participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its 2x investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Additional Risks Associated with Ether Futures Contracts

In addition to the risks of futures contracts generally, the market for Ether Futures Contracts has additional unique risks. The market for Ether Futures Contracts may be less developed, less liquid and more volatile than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. Ether Futures Contracts are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

The performance of Ether Futures Contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of Ether Futures Contracts and decrease the correlation between the performance of Ether Futures Contracts and ether, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether. To the extent the Fund is invested in back-month Ether Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of ether. The differences in the prices of ether and Ether Futures Contracts will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in ether, including larger losses or smaller gains.

Currently, the Fund does not anticipate that the liquidity of Ether Futures Contracts will have any material negative impact on the ability of the Fund to achieve its investment objective or meet any redemptions. If the Fund’s ability to obtain exposure to Ether Futures Contracts were to be disrupted for any reason, including, for example, limited liquidity in the ether futures market, a disruption to the ether futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s FCMs, the listing exchanges, or the CFTC, the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including to underleverage the Fund, relative to its 2x investment objective, by an amount reflecting prevailing position limits.

Additionally, the ability of the Fund to obtain leveraged (2x) exposure to Ether Futures Contracts is limited by certain tax rules that restrict the amount the Fund can invest in its wholly owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences; see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.

Cost of Futures Investment Risk

When an Ether Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy an Ether Futures Contract with a later expiration date. This is commonly referred to as “rolling”. The costs associated with rolling Ether Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund.

If the Fund rolls Ether Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Ether Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Ether futures have historically experienced extended periods of contango. Contango in the ether futures market may have a significant adverse impact on the performance of the Fund and may cause Ether Futures Contracts and the Fund to underperform spot ether. Both contango and backwardation would reduce the Fund’s correlation to spot ether and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Ether Futures Contracts.

Investment Capacity Risk

If the Fund’s ability to obtain exposure to Ether Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the ether futures market, a disruption to the ether futures market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk

The market for the Ether Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. The Fund expects to obtain its sought-after exposure to ether through derivatives.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative. The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Ether-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an Ether-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Ether Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index and swaps that reference Ether-Linked ETPs that is designed to track the performance of that index. The performance of an Ether-Linked ETP may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, the Fund’s swaps may be subject to greater correlation risk to the extent such agreements reference an Ether-Linked ETP as the reference asset, and as a result may not achieve as high of a degree of correlation with the price of ether as it otherwise would using Ether Futures Contracts.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies or shares of Ether-Linked ETPs. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Relating to Investing in Other Investment Companies or Ether-Linked ETPs. The Fund may invest in long or short positions in Other Investment Companies or Ether-Linked ETPs. Investing in such vehicles may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies or Ether-Linked ETPs, the Fund becomes a shareholder of that Other Investment Company or Ether-Linked ETP. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of such fund, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company or Ether-Linked ETP to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company or Ether-Linked ETP. If such fund fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Companies or Ether-Linked ETPs shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of exchange-listed shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Ether-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act and hold spot ether and cash or gain exposure to such investments in one or more swap agreements. The value of an Ether-Linked ETP is derived from and based upon the value of spot ether and cash held by the Ether-Linked ETP. However, shares of Ether-Linked ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an Ether-Linked ETPs is similar to the risk involved in the purchase or sale of an exchange traded fund, except that the pricing mechanism for an Ether-Linked ETPs is based on a basket of ether and/or cash. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying ether and cash that the Ether-Linked ETP holds. In addition, Ether-Linked ETPs are relatively new investment products, with limited operating history. Finally, Ether-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act, and accordingly shareholders in such ETPs do not have the protections afforded by the 1940 Act, including, for example, requirements regarding the safekeeping and proper valuation of fund assets, restrictions on transactions with affiliates, limits on leverage, and certain other governance requirements.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares.

Investment companies that invest in high quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Asset Concentration Risk. Since the Fund may take concentrated positions in investments that provide exposure to ether and Ether Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to its derivatives transactions.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Ether Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of daily changes in the price of ether and may result in the proportion of Ether Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns. There can be no guarantee that the Fund will meet its investment objective.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s daily investment objective. In these instances, the Fund may not successfully track the performance of ether and may not achieve its investment objective. Additionally, the rebalancing of futures contracts may impact the trading in such futures contracts and may adversely affect the value of the Fund.

For example, such trading may cause the Fund’s FCMs to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the ETHU Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the ETHU Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the ETHU Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the ETHU Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Risks Related to the Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “Authorized Participant” (i.e., broker-dealers and large institutional investors that have entered into participation agreements with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or Authorized Participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. During stressed market conditions, the market for the Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Shares and their NAV. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund may effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an Authorized Participant. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund has elected to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the ETHU Subsidiary to 25% of the Fund’s total assets at the end of each quarter of each of its taxable years. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the ETHU Subsidiary the majority of the time. The Fund intends to manage the exposure to the ETHU Subsidiary so that the Fund’s investments in the ETHU Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the ETHU Subsidiary were to exceed 25% of the Fund’s total assets at the end of a quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Ether Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Ether Futures Contracts through the ETHU Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the ETHU Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the ETHU Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the ETHU Subsidiary, the Fund intends to cause the ETHU Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the ETHU Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the ETHU Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Risks Related to the Regulation of Ether. Any final determination by a court that ether or any other digital asset may be offered and sold as a “security” or investment contract may adversely affect the value of ether and the value of the Shares, and, if ether is not, or cannot, be registered as a security, result in a potential termination of the Fund. On March 17, 2026, the SEC and CFTC issued a comprehensive interpretive release providing clarity on the application of federal securities laws to crypto assets, including by providing a five-category taxonomy to classify crypto assets and aligning SEC and CFTC oversight. In the interpretive release, the SEC provided that “digital commodities” are not considered securities. A digital commodity is a crypto asset that derives its value from the programmatic operation of a “functional” crypto system and market supply and demand dynamics, rather than from the expectation of profits from the essential managerial efforts of others. These assets are not securities because they lack the economic characteristics of securities (i.e., they do not generate passive yield, convey rights to future income or profits, or represent an interest in a business enterprise). In the Fund’s view, under the interpretive release, ether is properly classified as a digital commodity. However, if a court of competent jurisdiction and final appellate authority determines that ether is a security, the Fund would not continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws). In the meantime, because the legal tests for determining whether a digital asset is or is not a security often leave room for interpretation, for so long as the Fund believes there to be good faith grounds to conclude that the Fund may continue to hold its investments, the Fund does not intend to dissolve the Fund on the basis that ether could at some future point be finally determined to be a security.

Subsidiary Regulatory Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the ETHU Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The ETHU Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the ETHU Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole — including the ETHU Subsidiary — will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Adviser, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Cybersecurity Risk. The Fund is susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Performance

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year. The table illustrates how the Fund’s average annual total returns compare with those of a broad-based security market index. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost on the Fund’s website at https://www.volatilityshares.com/ethu or by calling the Fund at (866) 261-0273.

Calendar Year Total Returns as of 12/31
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
-64.33%
2025

The Fund’s highest quarterly return was 130.01% (quarter-ended September 30, 2025) and the Fund’s lowest quarterly return was (76.38)% (quarter-ended March 31, 2025). The Fund’s year-to-date performance as of the most recent quarter-end (March 31, 2026) was (59.10)%.

Average Annual Total Return as of December 31, 2025
2x Ether ETF	1 Year	Since Inception (6/3/2024)
Return Before Taxes	(64.33)%	(65.78)%
Return After Taxes on Distributions	(64.33)%	(65.78)%
Return After Taxes on Distributions and Sale of Shares	(38.09)%	(45.97)%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	19.38%

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sales of Shares. As a result, Fund returns after taxes on distributions and sales of Shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

• Charles Lowery — Chief Investment Officer, Volatility Shares

• Anand Desai — Head of Portfolio Management, Volatility Shares

• Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Solana ETF

Investment Objective

The Solana ETF (the “Fund” or “SOLZ”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.15%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	0.01%
Other Expenses	0.48%
Total Annual Fund Operating Expenses(1)	1.64%

(1)         The Total Annual Fund Operating Expenses for the Fund have been restated to reflect the expiration of the investment adviser’s fee waiver agreement. The Fund’s investment adviser had previously agreed to waive or reduce its management fee and/or reimburse expenses of the Fund such that the “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions acquired fund fees and expenses, and extraordinary expenses) was not more than 0.95% of the average daily net assets of the Fund, which has expired.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. For the fiscal year ended February 28, 2026, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

SOL is a digital asset that is created and transmitted through the operations of the peer-to-peer network (the “Solana Network”), a decentralized network of computers that operates on cryptographic protocols.

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through managed exposure to SOL futures contracts that trade only on an exchange registered with the CFTC (“SOL Futures Contracts”), and cash, cash-like instruments or high-quality securities that serve as collateral to the Fund’s investments in SOL Futures Contracts (“Collateral Investments”). In this manner, the Fund seeks to participate in 100% of the returns of SOL. The Fund does not invest directly in SOL. Instead, the Fund seeks to benefit from increases in the price of SOL Futures Contracts.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in “SOL-Linked Instruments.” For purposes of this policy, “SOL-Linked Instruments” means: (i) SOL Futures Contracts; (ii) shares of other SOL-linked exchange-traded products registered under the Securities Act of 1933 (the “1933 Act”), but not registered as investment companies (“SOL-Linked ETPs”) under the Investment Company Act of 1940 (the “1940 Act”); (iii) shares of other investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iv) exchange-traded option contracts on shares of SOL-Linked ETPs or Other Investment Companies; and (v) swap agreement transactions that reference SOL, SOL Futures Contracts, SOL-Linked ETPs, Other Investment Companies or SOL-referenced indexes. For purposes of the Fund’s investment objective, under normal circumstances, the Fund will use the price of SOL that is reflected in the next, or second to next, expiring SOL Futures Contract. If the Fund invests in other SOL-Linked Instruments, the value of SOL will be determined by an average of how SOL is valued in the financial instruments in which the Fund invests.

The investment adviser to the Fund and the SOLZ Subsidiary (defined below) is Volatility Shares LLC (the “Adviser”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends. The Fund expects to gain exposure to SOL by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “SOLZ Subsidiary”). In order to qualify as a regulated investment company (“RIC”) for purposes of federal income tax treatment under the Internal Revenue Code of 1986 (the “Code”), the Fund will have to reduce its exposure to the SOLZ Subsidiary on or around the end of each of the Fund’s fiscal quarter ends, which it will do via investing in certain other investments described below. During these periods, the Fund may not achieve its investment objective.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to SOL and/or SOL Futures Contracts.

The Solana Network and SOL

SOL is a digital asset that is created and transmitted through the operations of the Solana Network. No single entity owns or operates the Solana Network, the infrastructure of which is collectively maintained by a decentralized user base. The Solana Network allows people to exchange tokens of value, called SOL, which are recorded on a public transaction ledger known as a blockchain. SOL can be used to pay for goods and services, including computational power on the Solana Network, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on Digital Asset Exchanges or in individual end-user-to-end-user transactions under a barter system. Furthermore, the Solana Network was designed to allow users to write and implement smart contracts — that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than SOL on the Solana Network. Smart contract operations are executed on the Solana Blockchain in exchange for payment of SOL. Like the Ethereum network, the Solana Network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

The Solana Protocol introduced the Proof-of-History (“PoH”) timestamping mechanism. PoH automatically orders on-chain transactions by creating a historical record that proves an event has occurred at a specific moment in time. PoH is intended to provide a transaction processing speed and capacity advantage over other blockchain networks like Bitcoin and Ethereum, which rely on sequential production of blocks and can lead to delays caused by validator confirmations.

In addition to the PoH mechanism described above, the Solana Network uses a proof-of-stake consensus mechanism to incentivize SOL holders to validate transactions. Unlike proof-of-work, in which miners expend computational resources to compete to validate transactions and are rewarded coins in proportion to the amount of computational resources expended, in proof-of-stake, validators risk or “stake” coins to compete to be randomly selected to validate transactions and are rewarded coins in proportion to the amount of coins staked. Any malicious activity, such as disagreeing with the eventual consensus or otherwise violating protocol rules, results in the forfeiture or “slashing” of a portion of the staked coins. Proof-of-stake is viewed as more energy efficient and scalable than proof-of-work and is sometimes referred to as “virtual mining”.

The Solana Protocol was first conceived by Anatoly Yakovenko in a 2017 whitepaper. Development of the Solana Network is overseen by the Solana Foundation, a Swiss non-profit organization, and Solana Labs, Inc. (the “Company”), a Delaware corporation, which administered the original network launch and token distribution.

Although the Company and the Solana Foundation continue to exert significant influence over the direction of the development of SOL, the Solana Network, like the Ethereum network, is decentralized and does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of SOL.

The price of SOL has historically shown a correlation with meme coin activity on its blockchain. While not entirely dependent, meme coin trends have significantly influenced SOL’s price movements in recent times. During the meme coin frenzy in early 2025, SOL hit an all-time high of $294, with over $50 billion in trading volume over a single weekend. Surges in meme coin activity have led to increased network usage, as SOL is used to pay fees for transactions involving other tokens on the Solana blockchain. In February 2025, after reaching a peak of $294 in January, SOL experienced a 60% price drop as the meme coin hype cooled down. However, it’s important to note that while meme coins seem to have had a significant impact of the value of SOL, other factors also influence SOL’s price, such as overall market conditions, technological developments, and regulatory changes. As well, the long-term sustainability of this relationship between meme coins and SOL’s price remains uncertain.

As of May 31, 2026, approximately 579 million SOL tokens are in circulation, with a total supply of around 628 million SOL. SOL has no fixed maximum supply, meaning it operates on an inflationary model. Initially, the network launched with 500 million tokens, but this total has increased over time due to inflation mechanisms and staking rewards. The inflation rate started at 8% annually. It decreases by 15% each year until it stabilizes at a long-term rate of 1.5% per year. This inflationary design ensures that new tokens are continuously issued, primarily as rewards for validators and stakers, while some tokens are burned through transaction fees to offset supply growth.

SOL Futures Contracts

In order to obtain exposure to SOL, the Fund intends to typically enter into cash-settled SOL Futures Contracts as the “buyer,” except as detailed below. In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to SOL, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Fund’s SOL Futures Contracts may differ from that of SOL due to the divergence in the prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in SOL Futures Contracts indirectly via the SOLZ Subsidiary. The SOLZ Subsidiary and the Fund will have the same investment adviser and investment objective. The SOLZ Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the SOLZ Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the SOLZ Subsidiary. Furthermore, the Adviser, as the investment adviser to the SOLZ Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the SOLZ Subsidiary. The SOLZ Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the SOLZ Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. At other times of the year, the Fund’s investments in the SOLZ Subsidiary will significantly exceed 25% of the Fund’s total assets. The SOLZ Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for SOL Futures Contracts were not readily available, the Fund would fair value its SOL Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in SOL Futures Contracts; and comparison to other major digital asset futures; and SOL prices in the spot market. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the SOLZ Subsidiary’s investments in SOL-Linked Instruments. The Fund expects that it will be primarily engaged in investing and reinvesting its assets in “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund meet its sought after exposure to SOL, maintain its tax status as a regulated investment company on days in and around quarter-end, meet its investment objective when SOL Futures Contracts are unavailable for investment (for example, due to position limits, accountability levels, or exchange or FCM margin rates), or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements, which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the SOLZ Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”), or if it does, the Fund will seek to avail itself of a permissible cure period or any number of exceptions to the Asset Diversification Test. At other times of the year, the Fund’s investments in the SOLZ Subsidiary are expected to significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the SOLZ Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

SOL-Linked ETPs

The Fund may invest in shares of SOL-Linked ETPs, which are exchange-traded investment products that are not registered under the 1940 Act that derive their value from a basket of spot SOL, and trade intra-day on a national securities exchange. SOL-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the SOL held by the ETP. This means that the sponsor of the ETP does not sell SOL at times when its price is high or acquire SOL at low prices in the expectation of future price increases. Although the shares of a SOL-Linked ETP are not the exact equivalent of a direct investment in SOL, they provide investors with an alternative that constitutes a relatively cost-effective way to obtain SOL exposure through the securities market.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of SOL-Linked ETPs or Other Investment Companies

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies or shares of SOL-Linked ETPs, each of which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference SOL, SOL Futures Contracts, SOL-Linked ETPs, Other Investment Companies or SOL-referenced indexes

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be SOL, SOL Futures Contracts, shares of SOL-Linked ETPs, shares of Other Investment Companies or SOL-referenced indexes.

Principal Risks

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the SOLZ Subsidiary, invests primarily in SOL Futures Contracts. The Fund does not invest directly in or hold SOL. Instead, the Fund seeks to benefit from increases in the price of SOL Futures Contracts. The price of SOL Futures Contracts may differ, sometimes significantly, from the current cash price of SOL, which is sometimes referred to as the “spot” price of SOL. Consequently, the Fund may perform differently from the spot price of SOL. Transaction costs (including the costs associated with futures contracts investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of SOL Futures Contracts and decrease the correlation between the performance of SOL Futures Contracts and SOL, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of SOL. To the extent the Fund invests in back-month SOL Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of SOL.

SOL Investing Risk. The Fund is indirectly exposed to the risks of investing in SOL through its investments in SOL Futures Contracts. The Fund does not invest directly in SOL. SOL is a relatively new and highly speculative investment, and historically, has been subject to significant price volatility. The risks associated with SOL include the following:

• The value of the Shares relates indirectly to the value of SOL, the value of which may be highly volatile and subject to fluctuations due to a number of factors, including:

• An increase in the global SOL supply;

• Manipulative trading activity on platforms that support the trading of SOL (“Digital Asset Trading Platforms”), which, in many cases, are largely unregulated;

• The adoption of SOL as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the Solana Network;

• Forks in the Solana Network;

• Investors’ expectations with respect to interest rates, the rates of inflation of fiat currencies or SOL, and digital asset trading platform rates;

• Consumer preferences and perceptions of SOL specifically and digital assets generally;

• Fiat currency withdrawal and deposit policies on Digital Asset Trading Platforms;

• Investment and trading activities of large investors that invest directly or indirectly in SOL;

• A “short squeeze” resulting from speculation on the price of SOL, if aggregate short exposure exceeds the number of Shares available for purchase;

• An active derivatives market for SOL or for digital assets generally;

• A determination that SOL is a security, or offered or sold as part of an investment contract, or changes in SOL’s status under the federal securities laws;

• Monetary policies of governments, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of SOL as a form of payment or the purchase of SOL on the Digital Asset Markets;

• Global or regional political, economic or financial conditions, events and situations, such as global pandemics, geopolitical conflicts or significant macroeconomic disruptions;

• Fees associated with processing a SOL transaction and the speed at which transactions are settled on the Solana Network;

• Interruptions in service from or closures or failures of major Digital Asset Trading Platforms;

• Decreased confidence in Digital Asset Trading Platforms due to the unregulated nature and lack of transparency surrounding the operations of Digital Asset Trading Platforms; and

• Increased competition from other forms of digital assets or payment services.

• The trading prices of SOL have experienced extreme volatility in recent periods and may continue to do so.

• SOL was only introduced within the past decade, and its value is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets.

• SOL is a new digital asset, and the value of the Shares depends on the acceptance of SOL.

• The Solana Protocol was only conceived in 2017 and the Solana Protocol or its Proof-of-History timestamping mechanism may not function as intended, which could have an adverse impact on the value of SOL and an investment in the Shares.

• Smart contracts are a new technology and ongoing development may magnify initial problems, cause volatility on the networks that use smart contracts and reduce interest in them, which could have an adverse impact on the value of SOL.

• Changes in the governance of the Solana Network may not receive sufficient support from users and validators, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

• The Solana Network may face significant scaling challenges and efforts to increase the volume and speed of transactions may not be successful.

• Digital asset networks are developed by a diverse set of contributors and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset.

• SOL may have concentrated ownership and large sales or distributions by holders of SOL, or any ability to participate in or otherwise influence the Solana Network, could have an adverse effect on the market price of SOL.

• If SOL’s award or transaction fees for recording transactions on the Solana Network are not sufficiently high to incentivize validators, or if certain jurisdictions continue to limit or otherwise regulate validating activities, validators may cease expanding validating power or demand high transaction fees, which could negatively impact the value of SOL and the value of the Shares.

• If a malicious actor or botnet obtains control of more than 50% of the validating power on the Solana Network, or otherwise obtains control over the Solana Network through its influence over core developers or otherwise, such actor or botnet could manipulate the blockchain to adversely affect the value of the Shares or the ability of the Fund to operate.

• The cryptography underlying the Solana blockchain could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective.

• A temporary or permanent “fork” or a “clone” could adversely affect the value of the Shares.

• If the Solana Network is used to facilitate illicit activities, businesses that facilitate transactions in SOL could be at increased risk of criminal or civil lawsuits, or of having services cut off, which could negatively affect the price of SOL and the value of the Shares.

Futures Contracts Risk. Risks of futures contracts generally include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling SOL Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Additionally, significant and unpredictable increases in SOL Futures Contracts margin rates relative to prevailing futures prices could result in the Fund not achieving its sought-after exposure to SOL. Further, if the SOL futures market is in a period of contango, if prices of the SOL and SOL Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references, such as the level of SOL. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling SOL prices, this could have a significant negative impact on the Fund’s NAV and total return.

The market for the SOL Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Position Limits and Price Limits

The CFTC and various exchanges on which SOL Futures Contracts trade have established position limits and price limits for SOL Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day’s settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the SOL futures markets may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell SOL Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market — or for other reasons including limited liquidity in SOL futures market, a disruption to SOL futures market, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC — the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in SOL-Linked Instruments that are not SOL Futures Contracts; (ii) requiring that Authorized Participants (defined below) purchase and redeem creation units through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased Authorized Participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its sought-after investment exposure, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Additional Risks Associated with SOL Futures Contracts

In addition to the risks of futures contracts generally, the market for SOL Futures Contracts has additional unique risks. The market for SOL Futures Contracts may be less developed, less liquid and more volatile than more established futures markets. While the SOL futures market has grown substantially since SOL futures commenced trading, there can be no assurance that this growth will continue. SOL Futures Contracts are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

The performance of SOL Futures Contracts, in general, has historically been highly correlated to the performance of SOL. However, there can be no guarantee that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of SOL Futures Contracts and decrease the correlation between the performance of SOL Futures Contracts and SOL, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of SOL. To the extent the Fund is invested in back-month SOL Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of SOL. The differences in the prices of SOL and SOL Futures Contracts will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in SOL, including larger losses or smaller gains.

Currently, the Fund does not anticipate that the liquidity of SOL Futures Contracts will have any material negative impact on the ability of the Fund to achieve its investment objective or meet any redemptions. If the Fund’s ability to obtain exposure to SOL Futures Contracts were to be disrupted for any reason, including, for example, limited liquidity in the SOL futures market, a disruption to the SOL futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s FCMs, the listing exchanges, or the CFTC, the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including to underleverage the Fund, relative to its sought-after exposure, by an amount reflecting prevailing position limits.

Additionally, the ability of the Fund to obtain exposure to SOL Futures Contracts is limited by certain tax rules that restrict the amount the Fund can invest in its wholly owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences; see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.

Cost of Futures Investment Risk

When a SOL Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a SOL Futures Contract with a later expiration date. This is commonly referred to as “rolling”. The costs associated with rolling SOL Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund.

If the Fund rolls SOL Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling SOL Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. SOL futures have historically experienced extended periods of contango. Contango in the SOL futures market may have a significant adverse impact on the performance of the Fund and may cause SOL Futures Contracts and the Fund to underperform spot SOL. Both contango and backwardation would reduce the Fund’s correlation to spot SOL and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month SOL Futures Contracts.

Investment Capacity Risk

If the Fund’s ability to obtain exposure to SOL Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the SOL futures market, a disruption to the SOL futures market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk

The market for the SOL Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. The Fund expects to obtain its sought-after exposure to SOL through derivatives.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative. The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any SOL-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a SOL-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used SOL Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index and swaps that reference SOL-Linked ETPs that is designed to track the performance of that index. The performance of a SOL-Linked ETP may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, the Fund’s swaps may be subject to greater correlation risk to the extent such agreements reference a SOL-Linked ETP as the reference asset, and as a result may not achieve as high of a degree of correlation with the price of SOL as it otherwise would using SOL Futures Contracts.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies or shares of SOL-Linked ETPs. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Relating to Investing in Other Investment Companies or SOL-Linked ETPs. The Fund may invest in long or short positions in Other Investment Companies or SOL-Linked ETPs. Investing in such vehicles may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies or SOL-Linked ETPs, the Fund becomes a shareholder of that Other Investment Company or SOL-Linked ETP. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of such fund, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company or SOL-Linked ETP to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company or SOL-Linked ETP. If such fund fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Companies or SOL-Linked ETPs shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of exchange-listed shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

SOL-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act and hold spot SOL and cash or gain exposure to such investments in one or more swap agreements. The value of a SOL-Linked ETP is derived from and based upon the value of spot SOL and cash held by the SOL-Linked ETP. However, shares of SOL-Linked ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of a SOL-Linked ETPs is similar to the risk involved in the purchase or sale of an exchange traded fund, except that the pricing mechanism for a SOL-Linked ETPs is based on a basket of SOL and/or cash. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying SOL and cash that the SOL-Linked ETP holds. In addition, SOL-Linked ETPs are relatively new investment products, with limited operating history. Finally, SOL-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act, and accordingly shareholders in such ETPs do not have the protections afforded by the 1940 Act, including, for example, requirements regarding the safekeeping and proper valuation of fund assets, restrictions on transactions with affiliates, limits on leverage, and certain other governance requirements.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares.

Investment companies that invest in high quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Asset Concentration Risk. Since the Fund may take concentrated positions in investments that provide exposure to SOL and SOL Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to its derivatives transactions.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for SOL Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of SOL and may result in the proportion of SOL Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns. There can be no guarantee that the Fund will meet its investment objective.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may not achieve its investment objective. Additionally, the rebalancing of futures contracts may impact the trading in such futures contracts and may adversely affect the value of the Fund. For example, such trading may cause the Fund’s FCMs to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the SOLZ Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the SOLZ Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the SOLZ Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the SOLZ Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Risks Related to the Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “Authorized Participant” (i.e., broker-dealers and large institutional investors that have entered into participation agreements with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or Authorized Participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. During stressed market conditions, the market for the Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Shares and their NAV. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund may effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an Authorized Participant. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund has elected to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the SOLZ Subsidiary to 25% of the Fund’s total assets at the end of each quarter of each of its taxable years. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the SOLZ Subsidiary the majority of the time. The Fund intends to manage the exposure to the SOLZ Subsidiary so that the Fund’s investments in the SOLZ Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the SOLZ Subsidiary were to exceed 25% of the Fund’s total assets at the end of a quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because SOL Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in SOL Futures Contracts through the SOLZ Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the SOLZ Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the SOLZ Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the SOLZ Subsidiary, the Fund intends to cause the SOLZ Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the SOLZ Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the SOLZ Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Risks Related to the Regulation of SOL. Any final determination by a court that SOL or any other digital asset may be offered and sold as a “security” or investment contract may adversely affect the value of SOL and the value of the Shares, and, if SOL is not, or cannot, be registered as a security, result in a potential termination of the Fund. On March 17, 2026, the SEC and CFTC issued a comprehensive interpretive release providing clarity on the application of federal securities laws to crypto assets, including by providing a five-category taxonomy to classify crypto assets and aligning SEC and CFTC oversight. In the interpretive release, the SEC provided that “digital commodities” are not considered securities. A digital commodity is a crypto asset that derives its value from the programmatic operation of a “functional” crypto system and market supply and demand dynamics, rather than from the expectation of profits from the essential managerial efforts of others. These assets are not securities because they lack the economic characteristics of securities (i.e., they do not generate passive yield, convey rights to future income or profits, or represent an interest in a business enterprise). In the Fund’s view, under the interpretive release, SOL is properly classified as a digital commodity. However, if a court of competent jurisdiction and final appellate authority determines that SOL is a security, the Fund would not continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws). In the meantime, because the legal tests for determining whether a digital asset is or is not a security often leave room for interpretation, for so long as the Fund believes there to be good faith grounds to conclude that the Fund may continue to hold its investments, the Fund does not intend to dissolve the Fund on the basis that SOL could at some future point be finally determined to be a security.

Subsidiary Regulatory Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the SOLZ Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The SOLZ Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the SOLZ Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole — including the SOLZ Subsidiary — will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Adviser, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Cybersecurity Risk. The Fund is susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

• Charles Lowery — Chief Investment Officer, Volatility Shares

• Anand Desai — Head of Portfolio Management, Volatility Shares

• Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2x Solana ETF

Investment Objective

The 2x Solana ETF (the “Fund” or “SOLT”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of SOL. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Important Information About the Fund

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of SOL for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of SOL for the same period. For periods longer than a single day, the Fund will lose money if SOL’s performance is flat, and it is possible that the Fund will lose money even if the price of SOL increases. Longer holding periods, higher SOL volatility, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher SOL volatility, the volatility of SOL may affect the Fund’s return as much as or more than the return of SOL.

While the Fund has a daily investment objective, you may hold shares of the Fund (“Shares”) for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold Shares for any period other than a day, it is important for you to understand that over your holding period:

• Your return may be higher or lower than that sought in the investment objective, and this difference may be significant.

• Factors that contribute to returns that are worse than the return sought in the investment objective include smaller SOL gains or losses and higher SOL volatility, as well as longer holding periods when these factors apply.

• Factors that contribute to returns that are better than the return sought in the investment objective include larger SOL gains or losses and lower SOL volatility, as well as longer holding periods when these factors apply.

• The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the return sought in the investment objective.

The Fund expects to gain 2x exposure to SOL by investing a portion of its assets in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “SOLT Subsidiary”). In order to qualify as a regulated investment company (“RIC”) for purposes of federal income tax treatment under the Internal Revenue Code of 1986 (the “Code”), the Fund will have to reduce its exposure to the SOLT Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to the SOLT Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective, and may return substantially less than two times (2x) the daily performance of SOL.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.85%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	0.00%
Other Expenses	1.07%
Total Annual Fund Operating Expenses	2.92%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$295	$904	$1,538	$3,242

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. For the fiscal year ended February 28, 2026, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

SOL is a digital asset that is created and transmitted through the operations of the peer-to-peer network (the “Solana Network”), a decentralized network of computers that operates on cryptographic protocols.

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through managed exposure to SOL futures contracts that trade only on an exchange registered with the CFTC (“SOL Futures Contracts”), and cash, cash-like instruments or high-quality securities that serve as collateral to the Fund’s investments in SOL Futures Contracts (“Collateral Investments”). In this manner, the Fund seeks to provide investment results that correspond to twice the performance of SOL for a single day. The Fund does not invest directly in SOL. Instead, the Fund seeks to benefit from increases in the price of SOL Futures Contracts for a single day.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in “SOL-Linked Instruments.” For purposes of this policy, “SOL-Linked Instruments” means: (i) SOL Futures Contracts; (ii) shares of other SOL-linked exchange-traded products registered under the Securities Act of 1933 (the “1933 Act”), but not registered as investment companies (“SOL-Linked ETPs”) under the Investment Company Act of 1940 (the “1940 Act”); (iii) shares of other investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iv) exchange-traded option contracts on shares of SOL-Linked ETPs or Other Investment Companies; and (v) swap agreement transactions that reference SOL, SOL Futures Contracts, SOL-Linked ETPs, Other Investment Companies or SOL-referenced indexes. For purposes of the Fund’s investment objective, under normal circumstances, the Fund will use the price of SOL that is reflected in the next, or second to next, expiring SOL Futures Contract. If the Fund invests in other SOL-Linked Instruments, the value of SOL will be determined by an average of how SOL is valued in the financial instruments in which the Fund invests.

The investment adviser to the Fund and the SOLT Subsidiary is Volatility Shares LLC (the “Adviser”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to SOL and/or SOL Futures Contracts.

The Solana Network and SOL

SOL is a digital asset that is created and transmitted through the operations of the Solana Network. No single entity owns or operates the Solana Network, the infrastructure of which is collectively maintained by a decentralized user base. The Solana Network allows people to exchange tokens of value, called SOL, which are recorded on a public transaction ledger known as a blockchain. SOL can be used to pay for goods and services, including computational power on the Solana Network, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on Digital Asset Exchanges or in individual end-user-to-end-user transactions under a barter system. Furthermore, the Solana Network was designed to allow users to write and implement smart contracts — that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than SOL on the Solana Network. Smart contract operations are executed on the Solana Blockchain in exchange for payment of SOL. Like the Ethereum network, the Solana Network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

The Solana Protocol introduced the Proof-of-History (“PoH”) timestamping mechanism. PoH automatically orders on-chain transactions by creating a historical record that proves an event has occurred at a specific moment in time. PoH is intended to provide a transaction processing speed and capacity advantage over other blockchain networks like Bitcoin and Ethereum, which rely on sequential production of blocks and can lead to delays caused by validator confirmations.

In addition to the PoH mechanism described above, the Solana Network uses a proof-of-stake consensus mechanism to incentivize SOL holders to validate transactions. Unlike proof-of-work, in which miners expend computational resources to compete to validate transactions and are rewarded coins in proportion to the amount of computational resources expended, in proof-of-stake, validators risk or “stake” coins to compete to be randomly selected to validate transactions and are rewarded coins in proportion to the amount of coins staked. Any malicious activity, such as disagreeing with the eventual consensus or otherwise violating protocol rules, results in the forfeiture or “slashing” of a portion of the staked coins. Proof-of-stake is viewed as more energy efficient and scalable than proof-of-work and is sometimes referred to as “virtual mining”.

The Solana Protocol was first conceived by Anatoly Yakovenko in a 2017 whitepaper. Development of the Solana Network is overseen by the Solana Foundation, a Swiss non-profit organization, and Solana Labs, Inc. (the “Company”), a Delaware corporation, which administered the original network launch and token distribution.

Although the Company and the Solana Foundation continue to exert significant influence over the direction of the development of SOL, the Solana Network, like the Ethereum network, is decentralized and does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of SOL.

The price of SOL has historically shown a correlation with meme coin activity on its blockchain. While not entirely dependent, meme coin trends have significantly influenced SOL’s price movements in recent times. During the meme coin frenzy in early 2025, SOL hit an all-time high of $294, with over $50 billion in trading volume over a single weekend. Surges in meme coin activity have led to increased network usage, as SOL is used to pay fees for transactions involving other tokens on the Solana blockchain. In February 2025, after reaching a peak of $294 in January, SOL experienced a 60% price drop as the meme coin hype cooled down. However, it’s important to note that while meme coins seem to have had a significant impact of the value of SOL, other factors also influence SOL’s price, such as overall market conditions, technological developments, and regulatory changes. As well, the long-term sustainability of this relationship between meme coins and SOL’s price remains uncertain.

As of May 31, 2026, approximately 579 million SOL tokens are in circulation, with a total supply of around 628 million SOL. SOL has no fixed maximum supply, meaning it operates on an inflationary model. Initially, the network launched with 500 million tokens, but this total has increased over time due to inflation mechanisms and staking rewards. The inflation rate started at 8% annually. It decreases by 15% each year until it stabilizes at a long-term rate of 1.5% per year. This inflationary design ensures that new tokens are continuously issued, primarily as rewards for validators and stakers, while some tokens are burned through transaction fees to offset supply growth.

SOL Futures Contracts

In order to obtain 2x daily exposure to SOL, the Fund intends to typically enter into cash-settled SOL Futures Contracts as the “buyer,” except as detailed below. In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its 2x daily exposure to SOL, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Fund’s SOL Futures Contracts may differ from that of SOL due to the divergence in the prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in SOL Futures Contracts indirectly via the SOLT Subsidiary. The SOLT Subsidiary and the Fund will have the same investment adviser and investment objective. The SOLT Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the SOLT Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the SOLT Subsidiary. Furthermore, the Adviser, as the investment adviser to the SOLT Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the SOLT Subsidiary. The SOLT Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the SOLT Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. At other times of the year, the Fund’s investments in the SOLT Subsidiary will significantly exceed 25% of the Fund’s total assets. The SOLT Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for SOL Futures Contracts were not readily available, the Fund would fair value its SOL Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in SOL Futures Contracts; and comparison to other major digital asset futures; and SOL prices in the spot market. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the SOLT Subsidiary’s investments in SOL-Linked Instruments. The Fund expects that it will be primarily engaged in investing and reinvesting its assets in “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund meet its daily investment objective by maintaining the daily desired level of leveraged exposure to SOL, maintain its tax status as a regulated investment company on days in and around quarter-end, meet its investment objective when SOL Futures Contracts are unavailable for investment (for example, due to position limits, accountability levels, or exchange or FCM margin rates), or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements, which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the SOLT Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”), or if it does, the Fund will seek to avail itself of a permissible cure period or any number of exceptions to the Asset Diversification Test. At other times of the year, the Fund’s investments in the SOLT Subsidiary are expected to significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the SOLT Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

SOL-Linked ETPs

The Fund may invest in shares of SOL-Linked ETPs, which are exchange-traded investment products that are not registered under the 1940 Act that derive their value from a basket of spot SOL, and trade intra-day on a national securities exchange. SOL-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the SOL held by the ETP. This means that the sponsor of the ETP does not sell SOL at times when its price is high or acquire SOL at low prices in the expectation of future price increases. Although the shares of a SOL-Linked ETP are not the exact equivalent of a direct investment in SOL, they provide investors with an alternative that constitutes a relatively cost-effective way to obtain SOL exposure through the securities market.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of SOL-Linked ETPs or Other Investment Companies

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies or shares of SOL-Linked ETPs, each of which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference SOL, SOL Futures Contracts, SOL-Linked ETPs, Other Investment Companies or SOL-referenced indexes

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be SOL, SOL Futures Contracts, shares of SOL-Linked ETPs, shares of Other Investment Companies or SOL-referenced indexes.

Principal Risks

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Risks Specific to the Fund and its Use of Leverage

Aggressive Investment Risk. The value of an investment in the Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund. The value of an investment in the Fund could decline significantly and without warning, including to zero. Shares will change in value, and you could lose money by investing in the Fund. You should be prepared to lose your entire investment. The Fund may not achieve its investment objective.

Compounding Risk. The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from twice (2x) the daily return of SOL for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as SOL volatility and holding periods increase.

Leverage Risk. Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period. This will very likely differ in amount, and possibly even direction, from twice the return of SOL for the same period. The Fund will lose money if SOL’s performance is flat over time. The Fund can lose money regardless of the performance of SOL, as a result of daily rebalancing, SOL’s volatility, compounding of each day’s return and other factors.

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund. As a leveraged ETF, the unique and substantial risks associated with SOL-Linked Instruments, and the historic price volatility of SOL-Linked Instruments, are exacerbated.

Holding Period Risk. The performance of the Fund for periods longer than a single day will likely differ from twice (2x) the daily return of SOL. This difference may be significant. If you are considering holding Shares for longer than a day, it’s important that you understand the impact of the returns and volatility (how much the value of an asset moves up and down from day-to-day) of SOL on your holding period return. Volatility has a negative impact on Fund returns. During periods of higher SOL volatility, the volatility of SOL may affect the Fund’s returns as much as or more than the return of SOL.

The following table illustrates the impact of volatility and return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.

In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the twice (2x) the daily return of SOL. As the table shows, your return will tend to be worse than the twice (2x) the daily return of SOL when there are smaller SOL gains or losses and higher SOL volatility. Your return will tend to be better than the twice (2x) the daily return of SOL when there are larger SOL gains or losses and lower SOL volatility. You may lose money when the return of SOL is flat (i.e., close to zero) and you may lose money when SOL rises.

The table uses hypothetical annualized SOL volatility and SOL returns to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical SOL return for a one-year period. Each column corresponds to a level of hypothetical annualized SOL volatility. For example, the Fund may mistakenly be expected to achieve a (40)% return on a yearly basis if the annual SOL return were (20)%. However, as the table shows, with a one-year SOL return of (20)% and an annualized SOL volatility of 50%, the Fund could be expected to return (50.2)%.

One Year SOL Performance	Two Times (2x) One Year SOL Performance	SOL Volatility
		0%	10%	20%	30%	40%	50%	60%
(60)%	(120)%	(84.0)%	(84.2)%	(84.6)%	(85.4)%	(86.4)%	(87.5)%	(88.8)%
(50)%	(100)%	(75.0)%	(75.2)%	(76.0)%	(77.2)%	(78.7)%	(80.5)%	(82.6)%
(40)%	(80)%	(64.0)%	(64.4)%	(65.4)%	(67.1)%	(69.3)%	(72.0)%	(74.9)%
(30)%	(60)%	(51.0)%	(51.5)%	(52.9)%	(55.2)%	(58.2)%	(61.8)%	(65.8)%
(20)%	(40)%	(36.0)%	(36.6)%	(38.5)%	(41.5)%	(45.5)%	(50.2)%	(55.3)%
(10)%	(20)%	(19.0)%	(19.8)%	(22.2)%	(26.0)%	(31.0)%	(36.9)%	(43.5)%
0%	0%	0.0%	(1.0)%	(3.9)%	(8.6)%	(14.8)%	(22.1)%	(30.2)%
10%	20%	21.0%	19.8%	16.3%	10.6%	3.1%	(5.8)%	(15.6)%
20%	40%	44.0%	42.6%	38.4%	31.6%	22.7%	12.1%	0.5%
30%	60%	69.0%	67.3%	62.4%	54.5%	44.0%	31.6%	17.9%
40%	80%	96.0%	94.0%	88.3%	79.1%	67.0%	52.6%	36.7%
50%	100%	125.0%	122.8%	116.2%	105.6%	91.7%	75.2%	57.0%
60%	120%	156.0%	153.5%	146.0%	134.0%	118.1%	99.4%	78.6%

The above table assumes (i) no Fund expenses and (ii) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included, the Fund’s performance would be different than shown.

SOL’s average annual historical volatility rate for the five-year period ended December 31, 2025 was 109.46%. The highest annual volatility rate for any calendar year during that period was 160.79% in the year ended December 31, 2021. The average annualized total return performance of SOL for the five-year period ended December 31, 2025 was 141.67%. Historical volatility and performance of SOL are not indications of what its volatility and performance will be in the future.

Leveraged Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of leveraged (2x) correlation with SOL, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its daily investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from twice the returns of SOL on a given day.

A number of other factors may adversely affect the Fund’s sought-after 2x correlation with SOL, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for SOL-Linked Instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with SOL. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or over-exposed to SOL. Any of these factors could decrease correlation between the performance of the Fund and SOL and may hinder the Fund’s ability to meet its daily investment objective.

Target Exposure and Rebalancing Risks. The Fund normally will seek to maintain notional exposure to SOL at 200%. However, in order to comply with certain tax qualification tests at the end of each tax quarter, the Fund may reduce its exposure to SOL Futures Contracts on or about such date. If the value of SOL Futures Contracts rises during such periods when the Fund has reduced its futures exposure to SOL Futures Contracts, without gaining a similar increased exposure through other SOL-Linked Instruments, the performance of the Fund may be less than it would have been had the Fund maintained its exposure through such period.

In addition, unless the Fund is able to invest adequately in other SOL-Linked Instruments, significant and unpredictable increases in SOL Futures Contracts margin rates relative to prevailing futures prices could result in the Fund not achieving its target 2x exposure and as such would cause the Fund to experience greater risk of failing to meet its target exposure of two times (2x) the daily performance of SOL, before fees and expenses.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the SOLT Subsidiary, invests primarily in SOL Futures Contracts. The Fund does not invest directly in or hold SOL. Instead, the Fund seeks to benefit from increases in the price of SOL Futures Contracts for a single day. The price of SOL Futures Contracts may differ, sometimes significantly, from the current cash price of SOL, which is sometimes referred to as the “spot” price of SOL. Consequently, the Fund may perform differently from 2x the spot price of SOL. Transaction costs (including the costs associated with futures contracts investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of SOL Futures Contracts and decrease the correlation between the performance of SOL Futures Contracts and SOL, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of SOL. To the extent the Fund invests in back-month SOL Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of SOL.

SOL Investing Risk. The Fund is indirectly exposed to the risks of investing in SOL through its investments in SOL Futures Contracts. The Fund does not invest directly in SOL. SOL is a relatively new and highly speculative investment, and historically, has been subject to significant price volatility. The risks associated with SOL include the following:

• The value of the Shares relates indirectly to the value of SOL, the value of which may be highly volatile and subject to fluctuations due to a number of factors, including:

• An increase in the global SOL supply;

• Manipulative trading activity on platforms that support the trading of SOL (“Digital Asset Trading Platforms”), which, in many cases, are largely unregulated;

• The adoption of SOL as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the Solana Network;

• Forks in the Solana Network;

• Investors’ expectations with respect to interest rates, the rates of inflation of fiat currencies or SOL, and digital asset trading platform rates;

• Consumer preferences and perceptions of SOL specifically and digital assets generally;

• Fiat currency withdrawal and deposit policies on Digital Asset Trading Platforms;

• Investment and trading activities of large investors that invest directly or indirectly in SOL;

• A “short squeeze” resulting from speculation on the price of SOL, if aggregate short exposure exceeds the number of Shares available for purchase;

• An active derivatives market for SOL or for digital assets generally;

• A determination that SOL is a security, or offered or sold as part of an investment contract, or changes in SOL’s status under the federal securities laws;

• Monetary policies of governments, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of SOL as a form of payment or the purchase of SOL on the Digital Asset Markets;

• Global or regional political, economic or financial conditions, events and situations, such as global pandemics, geopolitical conflicts or significant macroeconomic disruptions;

• Fees associated with processing a SOL transaction and the speed at which transactions are settled on the Solana Network;

• Interruptions in service from or closures or failures of major Digital Asset Trading Platforms;

• Decreased confidence in Digital Asset Trading Platforms due to the unregulated nature and lack of transparency surrounding the operations of Digital Asset Trading Platforms; and

• Increased competition from other forms of digital assets or payment services.

• The trading prices of SOL have experienced extreme volatility in recent periods and may continue to do so.

• SOL was only introduced within the past decade, and its value is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets.

• SOL is a new digital asset, and the value of the Shares depends on the acceptance of SOL.

• The Solana Protocol was only conceived in 2017 and the Solana Protocol or its Proof-of-History timestamping mechanism may not function as intended, which could have an adverse impact on the value of SOL and an investment in the Shares.

• Smart contracts are a new technology and ongoing development may magnify initial problems, cause volatility on the networks that use smart contracts and reduce interest in them, which could have an adverse impact on the value of SOL.

• Changes in the governance of the Solana Network may not receive sufficient support from users and validators, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

• The Solana Network may face significant scaling challenges and efforts to increase the volume and speed of transactions may not be successful.

• Digital asset networks are developed by a diverse set of contributors and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset.

• SOL may have concentrated ownership and large sales or distributions by holders of SOL, or any ability to participate in or otherwise influence the Solana Network, could have an adverse effect on the market price of SOL.

• If SOL’s award or transaction fees for recording transactions on the Solana Network are not sufficiently high to incentivize validators, or if certain jurisdictions continue to limit or otherwise regulate validating activities, validators may cease expanding validating power or demand high transaction fees, which could negatively impact the value of SOL and the value of the Shares.

• If a malicious actor or botnet obtains control of more than 50% of the validating power on the Solana Network, or otherwise obtains control over the Solana Network through its influence over core developers or otherwise, such actor or botnet could manipulate the blockchain to adversely affect the value of the Shares or the ability of the Fund to operate.

• The cryptography underlying the Solana blockchain could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective.

• A temporary or permanent “fork” or a “clone” could adversely affect the value of the Shares.

• If the Solana Network is used to facilitate illicit activities, businesses that facilitate transactions in SOL could be at increased risk of criminal or civil lawsuits, or of having services cut off, which could negatively affect the price of SOL and the value of the Shares.

Futures Contracts Risk. Risks of futures contracts generally include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling SOL Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Additionally, significant and unpredictable increases in SOL Futures Contracts margin rates relative to prevailing futures prices could result in the Fund not achieving its sought-after exposure to two times (2x) the daily performance of the SOL. Further, if the SOL futures market is in a period of contango, if prices of the SOL and SOL Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references, such as the level of SOL. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling SOL prices, this could have a significant negative impact on the Fund’s NAV and total return.

The market for the SOL Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Position Limits and Price Limits

The CFTC and various exchanges on which SOL Futures Contracts trade have established position limits and price limits for SOL Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day’s settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the SOL futures markets may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell SOL Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market — or for other reasons including limited liquidity in SOL futures market, a disruption to SOL futures market, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC — the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in SOL-Linked Instruments that are not SOL Futures Contracts; (ii) requiring that Authorized Participants (defined below) purchase and redeem creation units through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased Authorized Participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its 2x investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Additional Risks Associated with SOL Futures Contracts

In addition to the risks of futures contracts generally, the market for SOL Futures Contracts has additional unique risks. The market for SOL Futures Contracts may be less developed, less liquid and more volatile than more established futures markets. While the SOL futures market has grown substantially since SOL futures commenced trading, there can be no assurance that this growth will continue. SOL Futures Contracts are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

The performance of SOL Futures Contracts, in general, has historically been highly correlated to the performance of SOL. However, there can be no guarantee that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of SOL Futures Contracts and decrease the correlation between the performance of SOL Futures Contracts and SOL, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of SOL. To the extent the Fund is invested in back-month SOL Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of SOL. The differences in the prices of SOL and SOL Futures Contracts will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in SOL, including larger losses or smaller gains.

Currently, the Fund does not anticipate that the liquidity of SOL Futures Contracts will have any material negative impact on the ability of the Fund to achieve its investment objective or meet any redemptions. If the Fund’s ability to obtain exposure to SOL Futures Contracts were to be disrupted for any reason, including, for example, limited liquidity in the SOL futures market, a disruption to the SOL futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s FCMs, the listing exchanges, or the CFTC, the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including to underleverage the Fund, relative to its 2x investment objective, by an amount reflecting prevailing position limits.

Additionally, the ability of the Fund to obtain leveraged (2x) exposure to SOL Futures Contracts is limited by certain tax rules that restrict the amount the Fund can invest in its wholly owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences; see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.

Cost of Futures Investment Risk

When a SOL Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a SOL Futures Contract with a later expiration date. This is commonly referred to as “rolling”. The costs associated with rolling SOL Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund.

If the Fund rolls SOL Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling SOL Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. SOL futures have historically experienced extended periods of contango. Contango in the SOL futures market may have a significant adverse impact on the performance of the Fund and may cause SOL Futures Contracts and the Fund to underperform spot SOL. Both contango and backwardation would reduce the Fund’s correlation to spot SOL and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month SOL Futures Contracts.

Investment Capacity Risk

If the Fund’s ability to obtain exposure to SOL Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the SOL futures market, a disruption to the SOL futures market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk

The market for the SOL Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. The Fund expects to obtain its sought-after exposure to SOL through derivatives.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative. The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any SOL-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a SOL-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used SOL Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index and swaps that reference SOL-Linked ETPs that is designed to track the performance of that index. The performance of a SOL-Linked ETP may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, the Fund’s swaps may be subject to greater correlation risk to the extent such agreements reference a SOL-Linked ETP as the reference asset, and as a result may not achieve as high of a degree of correlation with the price of SOL as it otherwise would using SOL Futures Contracts.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies or shares of SOL-Linked ETPs. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Relating to Investing in Other Investment Companies or SOL-Linked ETPs. The Fund may invest in long or short positions in Other Investment Companies or SOL-Linked ETPs. Investing in such vehicles may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies or SOL-Linked ETPs, the Fund becomes a shareholder of that Other Investment Company or SOL-Linked ETP. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of such fund, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company or SOL-Linked ETP to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company or SOL-Linked ETP. If such fund fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Companies or SOL-Linked ETPs shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of exchange-listed shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

SOL-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act and hold spot SOL and cash or gain exposure to such investments in one or more swap agreements. The value of a SOL-Linked ETP is derived from and based upon the value of spot SOL and cash held by the SOL-Linked ETP. However, shares of SOL-Linked ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of a SOL-Linked ETPs is similar to the risk involved in the purchase or sale of an exchange traded fund, except that the pricing mechanism for a SOL-Linked ETPs is based on a basket of SOL and/or cash. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying SOL and cash that the SOL-Linked ETP holds. In addition, SOL-Linked ETPs are relatively new investment products, with limited operating history. Finally, SOL-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act, and accordingly shareholders in such ETPs do not have the protections afforded by the 1940 Act, including, for example, requirements regarding the safekeeping and proper valuation of fund assets, restrictions on transactions with affiliates, limits on leverage, and certain other governance requirements.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares.

Investment companies that invest in high quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Asset Concentration Risk. Since the Fund may take concentrated positions in investments that provide exposure to SOL and SOL Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to its derivatives transactions.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for SOL Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of daily changes in SOL and may result in the proportion of SOL Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns. There can be no guarantee that the Fund will meet its investment objective.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s daily investment objective. In these instances, the Fund may not successfully track the performance of SOL and may not achieve its investment objective. Additionally, the rebalancing of futures contracts may impact the trading in such futures contracts and may adversely affect the value of the Fund. For example, such trading may cause the Fund’s FCMs to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the SOLT Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the SOLT Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the SOLT Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the SOLT Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Risks Related to the Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “Authorized Participant” (i.e., broker-dealers and large institutional investors that have entered into participation agreements with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or Authorized Participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. During stressed market conditions, the market for the Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Shares and their NAV. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund may effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an Authorized Participant. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund has elected to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the SOLT Subsidiary to 25% of the Fund’s total assets at the end of each quarter of each of its taxable years. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the SOLT Subsidiary the majority of the time. The Fund intends to manage the exposure to the SOLT Subsidiary so that the Fund’s investments in the SOLT Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the SOLT Subsidiary were to exceed 25% of the Fund’s total assets at the end of a quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because SOL Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in SOL Futures Contracts through the SOLT Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the SOLT Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the SOLT Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the SOLT Subsidiary, the Fund intends to cause the SOLT Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the SOLT Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the SOLT Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Risks Related to the Regulation of SOL. Any final determination by a court that SOL or any other digital asset may be offered and sold as a “security” or investment contract may adversely affect the value of SOL and the value of the Shares, and, if SOL is not, or cannot, be registered as a security, result in a potential termination of the Fund. On March 17, 2026, the SEC and CFTC issued a comprehensive interpretive release providing clarity on the application of federal securities laws to crypto assets, including by providing a five-category taxonomy to classify crypto assets and aligning SEC and CFTC oversight. In the interpretive release, the SEC provided that “digital commodities” are not considered securities. A digital commodity is a crypto asset that derives its value from the programmatic operation of a “functional” crypto system and market supply and demand dynamics, rather than from the expectation of profits from the essential managerial efforts of others. These assets are not securities because they lack the economic characteristics of securities (i.e., they do not generate passive yield, convey rights to future income or profits, or represent an interest in a business enterprise). In the Fund’s view, under the interpretive release, SOL is properly classified as a digital commodity. However, if a court of competent jurisdiction and final appellate authority determines that SOL is a security, the Fund would not continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws). In the meantime, because the legal tests for determining whether a digital asset is or is not a security often leave room for interpretation, for so long as the Fund believes there to be good faith grounds to conclude that the Fund may continue to hold its investments, the Fund does not intend to dissolve the Fund on the basis that SOL could at some future point be finally determined to be a security.

Subsidiary Regulatory Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the SOLT Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The SOLT Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the SOLT Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole — including the SOLT Subsidiary — will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Adviser, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Cybersecurity Risk. The Fund is susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

• Charles Lowery — Chief Investment Officer, Volatility Shares

• Anand Desai — Head of Portfolio Management, Volatility Shares

• Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

XRP ETF

Investment Objective

The XRP ETF (the “Fund” or “XRPI”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.15%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	0.01%
Other Expenses	0.52%
Total Annual Fund Operating Expenses(1)	1.68%

(1)         The Total Annual Fund Operating Expenses for the Fund have been restated to reflect the expiration of the investment adviser’s fee waiver agreement. The Fund’s investment adviser had previously contractually agreed to waive or reduce its management fee and/or reimburse expenses of the Fund such that the “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions acquired fund fees and expenses, and extraordinary expenses) was not more than 0.94% of the average daily net assets of the Fund, which expired May 22, 2026.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$171	$530	$913	$1,987

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. For the fiscal year ended February 28, 2026, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

XRP is a digital asset that is created and transmitted through the operations of the “XRP Ledger,” a decentralized and public ledger upon which XRP transactions are processed and settled.

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through managed exposure to XRP futures contracts that trade only on an exchange registered with the CFTC (“XRP Futures Contracts”), and cash, cash-like instruments or high-quality securities that serve as collateral to the Fund’s investments in XRP Futures Contracts (“Collateral Investments”). In this manner, the Fund seeks to participate in 100% of the returns of XRP. The Fund does not invest directly in XRP. Instead, the Fund seeks to benefit from increases in the price of XRP Futures Contracts.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in “XRP-Linked Instruments.” For purposes of this policy, “XRP-Linked Instruments” means: (i) XRP Futures Contracts; (ii) shares of other XRP-linked exchange-traded products registered under the Securities Act of 1933 (the “1933 Act”), but not registered as investment companies (“XRP-Linked ETPs”) under the Investment Company Act of 1940 (the “1940 Act”); (iii) shares of other investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iv) exchange-traded option contracts on shares of XRP-Linked ETPs or Other Investment Companies; and (v) swap agreement transactions that reference XRP, XRP Futures Contracts, XRP-Linked ETPs, Other Investment Companies or XRP-referenced indexes. For purposes of the Fund’s investment objective, under normal circumstances, the Fund will use the price of XRP that is reflected in the next, or second to next, expiring XRP Futures Contract. If the Fund invests in other XRP-Linked Instruments, the value of XRP will be determined by an average of how XRP is valued in the financial instruments in which the Fund invests.

The investment adviser to the Fund and the XRPI Subsidiary (defined below) is Volatility Shares LLC (the “Adviser”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends. The Fund expects to gain exposure to XRP by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “XRPI Subsidiary”). In order to qualify as a regulated investment company (“RIC”) for purposes of federal income tax treatment under the Internal Revenue Code of 1986 (the “Code”), the Fund will have to reduce its exposure to the XRPI Subsidiary on or around the end of each of the Fund’s fiscal quarter ends, which it will do via investing in certain other investments described below. During these periods, the Fund may not achieve its investment objective.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to XRP and/or XRP Futures Contracts.

The XRP Ledger and XRP

XRP is a digital asset that is created and transmitted through the operations of the XRP Ledger, a decentralized ledger upon which XRP transactions are processed and settled. The XRP Ledger is a shared public ledger, similar to the Bitcoin network. However, the XRP Ledger differentiates itself from other digital asset networks in that its stated primary function is transactional utility, not store of value. The XRP Ledger is designed to be a global real-time payment and settlement system. XRP can be used to pay for goods and services or it can be converted to fiat currencies, such as the U.S. dollar. As a result, the XRP Ledger and XRP aim to improve the speed at which parties on the network may transfer value while also reducing the fees and delays associated with the traditional methods of interbank payments.

Unlike a centralized system, no single entity controls the XRP Ledger. Instead, a network of independent nodes validates transactions pursuant to a consensus-based algorithm (the “Consensus-Based Mechanism”). It is this mechanism, as opposed to the proof-of-work mechanism utilized by the Bitcoin blockchain, that allows the XRP Ledger to be fast, energy-efficient and scalable, and therefore suitable for its most prominent use case, the facilitation of cross-border financial transactions. Proponents of this Consensus-Based Mechanism often cite several key advantages it offers. The first is near-instantaneous settlement of transactions, which normally occurs within 3 – 5 seconds. The second is energy efficiency. Unlike proof-of-work systems, which require massive computational power to secure the network, the Consensus-Based Mechanism is relatively light in terms of energy usage, as it relies on trusted validators rather than mining. A third advantage is scalability. The XRP Ledger can handle up to 1,500 transactions per second, far more than the Bitcoin or Ethereum blockchain. This makes the XRP Ledger an attractive option for high-volume use cases, such as cross-border payments. Lastly, because validators do not need to spend resources on mining, transaction fees are extremely low (typically a fraction of a cent per transaction).

Transactions are validated on the XRP Ledger by a network of independent validator nodes. These nodes do not mine new blocks but participate in a consensus process to ensure that transactions are valid and correctly ordered on the XRP Ledger. Any node can be a validator, but for practical purposes, the XRP Ledger depends on a list of trusted validators known as the Unique Node List or “UNL.” Validators are entities (which can be individuals, institutions, or other organizations) that run nodes to participate in the consensus process. These validators ensure the integrity and accuracy of the ledger. Each node in the network maintains a Unique Node List — a list of other validators that the node trusts to reliably validate transactions. The XRP Ledger’s decentralized architecture means that different nodes may maintain different UNLs, but there needs to be some overlap in the UNLs for the consensus mechanism to work effectively.

A transaction on the XRP Ledger begins when a user submits a transaction to the XRP Ledger network. The submitted transaction is broadcast to all validator nodes. Validators do not immediately confirm transactions as final; instead, they go through a process of reaching consensus on which transactions should be included in the next ledger version. Each validator collects incoming transactions into a proposed ledger, called a candidate ledger, and then exchanges their proposed candidate ledgers (also known as proposals) with other validators. The actual consensus process happens over several rounds. In each round, validators attempt to come to an agreement on which transactions should be included in the next ledger version. In each round, validators examine the transactions in the proposed ledger from the previous round and compare it to the proposals from other validators in their UNL. If the validator sees that a supermajority (typically 80% of validators) of trusted validators have proposed the same set of transactions, the validator updates its proposal to align with the majority. After a few rounds of exchanging proposals, when a supermajority (typically 80%) of validators have agreed on the same set of transactions, that version of the ledger is considered valid. All participating validators then update their copy of the ledger with the new, agreed-upon transactions. The final ledger version is broadcast to all nodes, and it becomes the new “official” state of the ledger.

Development and maintenance of the source code for the XRP Ledger is largely driven by a community of developers and contributors. Ripple Labs is influential, for example, as it employs a team of engineers and developers who contribute significantly to the core codebase of the XRP Ledger. The XRP Ledger Foundation is also influential as it relates to the development and governance of the XRP Ledger. The XRP Ledger Foundation is an independent organization established to support the development and adoption of the XRP Ledger.

The XRP Ledger has historically maintained high availability but has experienced notable disruptions. On February 4, 2025, the XRP Ledger experienced an unexpected halt in block production for approximately 64 minutes. During that time no new ledgers were validated, temporarily pausing all transactions. On November 25, 2024, the XRP Ledger faced a disruption of approximately 10 minutes when several nodes crashed and restarted simultaneously, briefly halting transaction processing. No asset losses have occurred during these incidents, and built-in safety protocols ensured network recovery in both cases.

Unlike other digital assets such as bitcoin or ether, XRP was not and is not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today was generated from the outset, without the need for a mining process. Of the 100 billion XRP generated by the XRP Ledger’s code, the founders of Ripple Labs retained 20 billion XRP and the rest, nearly 80 billion XRP, was provided to Ripple Labs. In 2017, Ripple Labs introduced an escrow mechanism to control the release of its XRP holdings. Under this mechanism, Ripple Labs placed 55 billion XRP (55% of the total supply) into a series of time-locked escrow accounts that release 1 billion XRP per month over 55 months.

XRP Futures Contracts

In order to obtain exposure to XRP, the Fund intends to typically enter into cash-settled XRP Futures Contracts as the “buyer,” except as detailed below. In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to XRP, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Fund’s XRP Futures Contracts may differ from that of XRP due to the divergence in the prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in XRP Futures Contracts indirectly via the XRPI Subsidiary. The XRPI Subsidiary and the Fund will have the same investment adviser and investment objective. The XRPI Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the XRPI Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the XRPI Subsidiary. Furthermore, the Adviser, as the investment adviser to the XRPI Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the XRPI Subsidiary. The XRPI Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the XRPI Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. At other times of the year, the Fund’s investments in the XRPI Subsidiary will significantly exceed 25% of the Fund’s total assets. The XRPI Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for XRP Futures Contracts were not readily available, the Fund would fair value its XRP Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in XRP Futures Contracts; and comparison to other major digital asset futures; and XRP prices in the spot market. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the XRPI Subsidiary’s investments in XRP-Linked Instruments. The Fund expects that it will be primarily engaged in investing and reinvesting its assets in “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund meet its sought after exposure to XRP, maintain its tax status as a regulated investment company on days in and around quarter-end, meet its investment objective when XRP Futures Contracts are unavailable for investment (for example, due to position limits, accountability levels, or exchange or FCM margin rates), or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements, which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the XRPI Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”), or if it does, the Fund will seek to avail itself of a permissible cure period or any number of exceptions to the Asset Diversification Test. At other times of the year, the Fund’s investments in the XRPI Subsidiary are expected to significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the XRPI Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

XRP-Linked ETPs

The Fund may invest in shares of XRP-Linked ETPs, which are exchange-traded investment products that are not registered under the 1940 Act that derive their value from a basket of spot XRP, and trade intra-day on a national securities exchange. XRP-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the XRP held by the ETP. This means that the sponsor of the ETP does not sell XRP at times when its price is high or acquire XRP at low prices in the expectation of future price increases. Although the shares of an XRP-Linked ETP are not the exact equivalent of a direct investment in XRP, they provide investors with an alternative that constitutes a relatively cost-effective way to obtain XRP exposure through the securities market.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of XRP-Linked ETPs or Other Investment Companies

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies or shares of XRP-Linked ETPs, each of which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference XRP, XRP Futures Contracts, XRP-Linked ETPs, Other Investment Companies or XRP-referenced indexes

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be XRP, XRP Futures Contracts, shares of XRP-Linked ETPs, shares of Other Investment Companies or XRP-referenced indexes.

Principal Risks

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the XRPI Subsidiary, invests primarily in XRP Futures Contracts. The Fund does not invest directly in or hold XRP. Instead, the Fund seeks to benefit from increases in the price of XRP Futures Contracts. The price of XRP Futures Contracts may differ, sometimes significantly, from the current cash price of XRP, which is sometimes referred to as the “spot” price of XRP. Consequently, the Fund may perform differently from the spot price of XRP. Transaction costs (including the costs associated with futures contracts investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of XRP Futures Contracts and decrease the correlation between the performance of XRP Futures Contracts and XRP, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of XRP. To the extent the Fund invests in back-month XRP Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of XRP.

XRP Investing Risk. The Fund is indirectly exposed to the risks of investing in XRP through its investments in XRP Futures Contracts. The Fund does not invest directly in XRP. XRP is a relatively new and highly speculative investment, and historically, has been subject to significant price volatility. The risks associated with XRP include the following:

• The value of the Shares relates indirectly to the value of XRP, the value of which may be highly volatile and subject to fluctuations due to a number of factors, including:

• An increase in the global XRP supply that is publicly available for trading;

• Manipulative trading activity on platforms that support the trading of XRP (“Digital Asset Trading Platforms”), which, in many cases, are largely unregulated;

• The adoption of XRP as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the XRP Ledger;

• Forks in the XRP Ledger;

• Investors’ expectations with respect to interest rates, the rates of inflation of fiat currencies or XRP, and digital asset trading platform rates;

• Consumer preferences and perceptions of XRP specifically and digital assets generally;

• Fiat currency withdrawal and deposit policies on Digital Asset Trading Platforms;

• Investment and trading activities of large investors that invest directly or indirectly in XRP;

• A “short squeeze” resulting from speculation on the price of XRP, if aggregate short exposure exceeds the number of Shares available for purchase;

• An active derivatives market for XRP or for digital assets generally;

• A final determination that XRP is a security or changes in XRP’s status under the federal securities laws;

• Monetary policies of governments, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of XRP as a form of payment or the purchase of XRP on the digital asset markets;

• Global or regional political, economic or financial conditions, events and situations, such as global pandemics, geopolitical conflicts or significant macroeconomic disruptions;

• Fees associated with processing an XRP transaction and the speed at which transactions are settled on the XRP Ledger;

• Interruptions in service from or closures or failures of major Digital Asset Trading Platforms;

• Decreased confidence in Digital Asset Trading Platforms due to the unregulated nature and lack of transparency surrounding the operations of Digital Asset Trading Platforms; and

• Increased competition from other forms of digital assets or payment services.

• The trading prices of XRP have experienced extreme volatility in recent periods and may continue to do so.

• XRP was only introduced within the past fifteen years, and its value is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets.

• XRP is a new digital asset, and the value of the Shares depends on the acceptance of XRP.

• The XRP Ledger was only conceived in 2012 and the XRP Ledger or its Consensus-Based Mechanism may not function as intended, which could have an adverse impact on the value of XRP and an investment in Shares.

• Changes in the governance of the XRP Ledger may not receive sufficient support from users and validators, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

• Digital asset networks are developed by a diverse set of contributors and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset.

• The fixed supply of XRP may negatively impact the operation of the XRP Ledger.

• The significant holdings of XRP by Ripple Labs and other early stakeholders could have an adverse effect on the market price of XRP.

• If a malicious actor or botnet obtains control of more than 80% of the validating nodes on the XRP Ledger, or otherwise obtains control over the XRP Ledger through its influence over trusted validators, core developers or otherwise, such actor or botnet could manipulate the XRP Ledger to adversely affect the value of the Shares or the ability of the Fund to operate.

• The cryptography underlying the XRP Ledger could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective.

• A temporary or permanent “fork” or a “clone” could adversely affect the value of the Shares.

• If the XRP Ledger is used to facilitate illicit activities, businesses that facilitate transactions in XRP could be at increased risk of criminal or civil lawsuits, or of having services cut off, which could negatively affect the price of XRP and the value of the Shares.

Futures Contracts Risk. Risks of futures contracts generally include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling XRP Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Additionally, significant and unpredictable increases in XRP Futures Contracts margin rates relative to prevailing futures prices could result in the Fund not achieving its sought-after exposure to XRP. Further, if the XRP futures market is in a period of contango, if prices of the XRP and XRP Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references, such as the level of XRP. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling XRP prices, this could have a significant negative impact on the Fund’s NAV and total return.

The market for the XRP Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Position Limits and Price Limits

The CFTC and various exchanges on which XRP Futures Contracts trade have established position limits and price limits for XRP Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day’s settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the XRP futures markets may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell XRP Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market — or for other reasons including limited liquidity in XRP futures market, a disruption to XRP futures market, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC — the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in XRP-Linked Instruments that are not XRP Futures Contracts; (ii) requiring that Authorized Participants (defined below) purchase and redeem creation units through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased Authorized Participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its sought-after investment exposure, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Additional Risks Associated with XRP Futures Contracts

In addition to the risks of futures contracts generally, the market for XRP Futures Contracts has additional unique risks. The market for XRP Futures Contracts may be less developed, less liquid and more volatile than more established futures markets. While the XRP futures market has grown substantially since XRP futures commenced trading, there can be no assurance that this growth will continue. XRP Futures Contracts are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

The performance of XRP Futures Contracts, in general, has historically been highly correlated to the performance of XRP. However, there can be no guarantee that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of XRP Futures Contracts and decrease the correlation between the performance of XRP Futures Contracts and XRP, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of XRP. To the extent the Fund is invested in back-month XRP Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of XRP. The differences in the prices of XRP and XRP Futures Contracts will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in XRP, including larger losses or smaller gains.

Currently, the Fund does not anticipate that the liquidity of XRP Futures Contracts will have any material negative impact on the ability of the Fund to achieve its investment objective or meet any redemptions. If the Fund’s ability to obtain exposure to XRP Futures Contracts were to be disrupted for any reason, including, for example, limited liquidity in the XRP futures market, a disruption to the XRP futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s FCMs, the listing exchanges, or the CFTC, the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including to underleverage the Fund, relative to its sought-after exposure, by an amount reflecting prevailing position limits.

Additionally, the ability of the Fund to obtain exposure to XRP Futures Contracts is limited by certain tax rules that restrict the amount the Fund can invest in its wholly owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences; see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.

Cost of Futures Investment Risk

When an XRP Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy an XRP Futures Contract with a later expiration date. This is commonly referred to as “rolling”. The costs associated with rolling XRP Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund.

If the Fund rolls XRP Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling XRP Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. XRP futures have historically experienced extended periods of contango. Contango in the XRP futures market may have a significant adverse impact on the performance of the Fund and may cause XRP Futures Contracts and the Fund to underperform spot XRP. Both contango and backwardation would reduce the Fund’s correlation to spot XRP and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month XRP Futures Contracts.

Investment Capacity Risk

If the Fund’s ability to obtain exposure to XRP Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the XRP futures market, a disruption to the XRP futures market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk

The market for the XRP Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. The Fund expects to obtain its sought-after exposure to XRP through derivatives.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative. The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any XRP-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an XRP-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used XRP Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index and swaps that reference XRP-Linked ETPs that is designed to track the performance of that index. The performance of an XRP-Linked ETP may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, the Fund’s swaps may be subject to greater correlation risk to the extent such agreements reference an XRP-Linked ETP as the reference asset, and as a result may not achieve as high of a degree of correlation with the price of XRP as it otherwise would using XRP Futures Contracts.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies or shares of XRP-Linked ETPs. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Relating to Investing in Other Investment Companies or XRP-Linked ETPs. The Fund may invest in long or short positions in Other Investment Companies or XRP-Linked ETPs. Investing in such vehicles may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies or XRP-Linked ETPs, the Fund becomes a shareholder of that Other Investment Company or XRP-Linked ETP. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of such fund, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company or XRP-Linked ETP to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company or XRP-Linked ETP. If such fund fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Companies or XRP-Linked ETPs shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of exchange-listed shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

XRP-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act and hold spot XRP and cash or gain exposure to such investments in one or more swap agreements. The value of an XRP-Linked ETP is derived from and based upon the value of spot XRP and cash held by the XRP-Linked ETP. However, shares of XRP-Linked ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an XRP-Linked ETPs is similar to the risk involved in the purchase or sale of an exchange traded fund, except that the pricing mechanism for an XRP-Linked ETPs is based on a basket of XRP and/or cash. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying XRP and cash that the XRP-Linked ETP holds. In addition, XRP-Linked ETPs are relatively new investment products, with limited operating history. Finally, XRP-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act, and accordingly shareholders in such ETPs do not have the protections afforded by the 1940 Act, including, for example, requirements regarding the safekeeping and proper valuation of fund assets, restrictions on transactions with affiliates, limits on leverage, and certain other governance requirements.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares.

Investment companies that invest in high quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Asset Concentration Risk. Since the Fund may take concentrated positions in investments that provide exposure to XRP and XRP Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to its derivatives transactions.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for XRP Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of XRP and may result in the proportion of XRP Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns. There can be no guarantee that the Fund will meet its investment objective.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may not achieve its investment objective. Additionally, the rebalancing of futures contracts may impact the trading in such futures contracts and may adversely affect the value of the Fund. For example, such trading may cause the Fund’s FCMs to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the XRPI Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the XRPI Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the XRPI Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the XRPI Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Risks Related to the Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “Authorized Participant” (i.e., broker-dealers and large institutional investors that have entered into participation agreements with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or Authorized Participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. During stressed market conditions, the market for the Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Shares and their NAV. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund may effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an Authorized Participant. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund has elected to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the XRPI Subsidiary to 25% of the Fund’s total assets at the end of each quarter of each of its taxable years. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the XRPI Subsidiary the majority of the time. The Fund intends to manage the exposure to the XRPI Subsidiary so that the Fund’s investments in the XRPI Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the XRPI Subsidiary were to exceed 25% of the Fund’s total assets at the end of a quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because XRP Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in XRP Futures Contracts through the XRPI Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the XRPI Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the XRPI Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the XRPI Subsidiary, the Fund intends to cause the XRPI Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the XRPI Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the XRPI Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Risks Related to the Regulation of XRP. Any final determination by a court that XRP or any other digital asset may be offered and sold as a “security” or investment contract may adversely affect the value of XRP and the value of the Shares, and, if XRP is not, or cannot, be registered as a security, result in a potential termination of the Fund. On March 17, 2026, the SEC and CFTC issued a comprehensive interpretive release providing clarity on the application of federal securities laws to crypto assets, including by providing a five-category taxonomy to classify crypto assets and aligning SEC and CFTC oversight. In the interpretive release, the SEC provided that “digital commodities” are not considered securities. A digital commodity is a crypto asset that derives its value from the programmatic operation of a “functional” crypto system and market supply and demand dynamics, rather than from the expectation of profits from the essential managerial efforts of others. These assets are not securities because they lack the economic characteristics of securities (i.e., they do not generate passive yield, convey rights to future income or profits, or represent an interest in a business enterprise). In the Fund’s view, under the interpretive release, XRP is properly classified as a digital commodity. However, if a court of competent jurisdiction and final appellate authority determines that XRP is a security, the Fund would not continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws). In the meantime, because the legal tests for determining whether a digital asset is or is not a security often leave room for interpretation, for so long as the Fund believes there to be good faith grounds to conclude that the Fund may continue to hold its investments, the Fund does not intend to dissolve the Fund on the basis that XRP could at some future point be finally determined to be a security.

Subsidiary Regulatory Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the XRPI Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The XRPI Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the XRPI Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole — including the XRPI Subsidiary — will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Adviser, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Cybersecurity Risk. The Fund is susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

• Charles Lowery — Chief Investment Officer, Volatility Shares

• Anand Desai — Head of Portfolio Management, Volatility Shares

• Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2x XRP ETF

Investment Objective

The 2x XRP ETF (the “Fund” or “XRPT”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of XRP. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Important Information About the Fund

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of XRP for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of XRP for the same period. For periods longer than a single day, the Fund will lose money if XRP’s performance is flat, and it is possible that the Fund will lose money even if the price of XRP increases. Longer holding periods, higher XRP volatility, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher XRP volatility, the volatility of XRP may affect the Fund’s return as much as or more than the return of XRP.

While the Fund has a daily investment objective, you may hold shares of the Fund (“Shares”) for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold Shares for any period other than a day, it is important for you to understand that over your holding period:

• Your return may be higher or lower than that sought in the investment objective, and this difference may be significant.

• Factors that contribute to returns that are worse than the return sought in the investment objective include smaller XRP gains or losses and higher XRP volatility, as well as longer holding periods when these factors apply.

• Factors that contribute to returns that are better than the return sought in the investment objective include larger XRP gains or losses and lower XRP volatility, as well as longer holding periods when these factors apply.

• The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the return sought in the investment objective.

The Fund expects to gain 2x exposure to XRP by investing a portion of its assets in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “XRPT Subsidiary”). In order to qualify as a regulated investment company (“RIC”) for purposes of federal income tax treatment under the Internal Revenue Code of 1986 (the “Code”), the Fund will have to reduce its exposure to the XRPT Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to the XRPT Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective, and may return substantially less than two times (2x) the daily performance of XRP.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.85%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	0.00%
Other Expenses	1.28%
Total Annual Fund Operating Expenses(1)	3.13%

(1)         The Total Annual Fund Operating Expenses for the Fund have been restated to reflect the expiration of the investment adviser’s fee waiver agreement. The Fund’s investment adviser had previously contractually agreed to waive or reduce its management fee and/or reimburse expenses of the Fund such that the “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions acquired fund fees and expenses, and extraordinary expenses) was not more than 0.94% of the average daily net assets of the Fund, which expired May 22, 2026.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$316	$966	$1,640	$3,439

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. For the fiscal year ended February 28, 2026, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

XRP is a digital asset that is created and transmitted through the operations of the “XRP Ledger,” a decentralized and public ledger upon which XRP transactions are processed and settled.

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through managed exposure to XRP futures contracts that trade only on an exchange registered with the CFTC (“XRP Futures Contracts”), and cash, cash-like instruments or high-quality securities that serve as collateral to the Fund’s investments in XRP Futures Contracts (“Collateral Investments”). In this manner, the Fund seeks to provide investment results that correspond to twice the performance of XRP for a single day. The Fund does not invest directly in XRP. Instead, the Fund seeks to benefit from increases in the price of XRP Futures Contracts for a single day.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in “XRP-Linked Instruments.” For purposes of this policy, “XRP-Linked Instruments” means: (i) XRP Futures Contracts; (ii) shares of other XRP-linked exchange-traded products registered under the Securities Act of 1933 (the “1933 Act”), but not registered as investment companies (“XRP-Linked ETPs”) under the Investment Company Act of 1940 (the “1940 Act”); (iii) shares of other investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iv) exchange-traded option contracts on shares of XRP-Linked ETPs or Other Investment Companies; and (v) swap agreement transactions that reference XRP, XRP Futures Contracts, XRP-Linked ETPs, Other Investment Companies or XRP-referenced indexes. For purposes of the Fund’s investment objective, under normal circumstances, the Fund will use the price of XRP that is reflected in the next, or second to next, expiring XRP Futures Contract. If the Fund invests in other XRP-Linked Instruments, the value of XRP will be determined by an average of how XRP is valued in the financial instruments in which the Fund invests.

The investment adviser to the Fund and the XRPT Subsidiary is Volatility Shares LLC (the “Adviser”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to XRP and/or XRP Futures Contracts.

The XRP Ledger and XRP

XRP is a digital asset that is created and transmitted through the operations of the XRP Ledger, a decentralized ledger upon which XRP transactions are processed and settled. The XRP Ledger is a shared public ledger, similar to the Bitcoin network. However, the XRP Ledger differentiates itself from other digital asset networks in that its stated primary function is transactional utility, not store of value. The XRP Ledger is designed to be a global real-time payment and settlement system. XRP can be used to pay for goods and services or it can be converted to fiat currencies, such as the U.S. dollar. As a result, the XRP Ledger and XRP aim to improve the speed at which parties on the network may transfer value while also reducing the fees and delays associated with the traditional methods of interbank payments.

Unlike a centralized system, no single entity controls the XRP Ledger. Instead, a network of independent nodes validates transactions pursuant to a consensus-based algorithm (the “Consensus-Based Mechanism”). It is this mechanism, as opposed to the proof-of-work mechanism utilized by the Bitcoin blockchain, that allows the XRP Ledger to be fast, energy-efficient and scalable, and therefore suitable for its most prominent use case, the facilitation of cross-border financial transactions. Proponents of this Consensus-Based Mechanism often cite several key advantages it offers. The first is near-instantaneous settlement of transactions, which normally occurs within 3 – 5 seconds. The second is energy efficiency. Unlike proof-of-work systems, which require massive computational power to secure the network, the Consensus-Based Mechanism is relatively light in terms of energy usage, as it relies on trusted validators rather than mining. A third advantage is scalability. The XRP Ledger can handle up to 1,500 transactions per second, far more than the Bitcoin or Ethereum blockchain. This makes the XRP Ledger an attractive option for high-volume use cases, such as cross-border payments. Lastly, because validators do not need to spend resources on mining, transaction fees are extremely low (typically a fraction of a cent per transaction).

Transactions are validated on the XRP Ledger by a network of independent validator nodes. These nodes do not mine new blocks but participate in a consensus process to ensure that transactions are valid and correctly ordered on the XRP Ledger. Any node can be a validator, but for practical purposes, the XRP Ledger depends on a list of trusted validators known as the Unique Node List or “UNL.” Validators are entities (which can be individuals, institutions, or other organizations) that run nodes to participate in the consensus process. These validators ensure the integrity and accuracy of the ledger. Each node in the network maintains a Unique Node List — a list of other validators that the node trusts to reliably validate transactions. The XRP Ledger’s decentralized architecture means that different nodes may maintain different UNLs, but there needs to be some overlap in the UNLs for the consensus mechanism to work effectively.

A transaction on the XRP Ledger begins when a user submits a transaction to the XRP Ledger network. The submitted transaction is broadcast to all validator nodes. Validators do not immediately confirm transactions as final; instead, they go through a process of reaching consensus on which transactions should be included in the next ledger version. Each validator collects incoming transactions into a proposed ledger, called a candidate ledger, and then exchanges their proposed candidate ledgers (also known as proposals) with other validators. The actual consensus process happens over several rounds. In each round, validators attempt to come to an agreement on which transactions should be included in the next ledger version. In each round, validators examine the transactions in the proposed ledger from the previous round and compare it to the proposals from other validators in their UNL. If the validator sees that a supermajority (typically 80% of validators) of trusted validators have proposed the same set of transactions, the validator updates its proposal to align with the majority. After a few rounds of exchanging proposals, when a supermajority (typically 80%) of validators have agreed on the same set of transactions, that version of the ledger is considered valid. All participating validators then update their copy of the ledger with the new, agreed-upon transactions. The final ledger version is broadcast to all nodes, and it becomes the new “official” state of the ledger.

Development and maintenance of the source code for the XRP Ledger is largely driven by a community of developers and contributors. Ripple Labs is influential, for example, as it employs a team of engineers and developers who contribute significantly to the core codebase of the XRP Ledger. The XRP Ledger Foundation is also influential as it relates to the development and governance of the XRP Ledger. The XRP Ledger Foundation is an independent organization established to support the development and adoption of the XRP Ledger.

The XRP Ledger has historically maintained high availability but has experienced notable disruptions. On February 4, 2025, the XRP Ledger experienced an unexpected halt in block production for approximately 64 minutes. During that time no new ledgers were validated, temporarily pausing all transactions. On November 25, 2024, the XRP Ledger faced a disruption of approximately 10 minutes when several nodes crashed and restarted simultaneously, briefly halting transaction processing. No asset losses have occurred during these incidents, and built-in safety protocols ensured network recovery in both cases.

Unlike other digital assets such as bitcoin or ether, XRP was not and is not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today was generated from the outset, without the need for a mining process. Of the 100 billion XRP generated by the XRP Ledger’s code, the founders of Ripple Labs retained 20 billion XRP and the rest, nearly 80 billion XRP, was provided to Ripple Labs. In 2017, Ripple Labs introduced an escrow mechanism to control the release of its XRP holdings. Under this mechanism, Ripple Labs placed 55 billion XRP (55% of the total supply) into a series of time-locked escrow accounts that release 1 billion XRP per month over 55 months.

XRP Futures Contracts

In order to obtain 2x daily exposure to XRP, the Fund intends to typically enter into cash-settled XRP Futures Contracts as the “buyer,” except as detailed below. In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its 2x daily exposure to XRP, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Fund’s XRP Futures Contracts may differ from that of XRP due to the divergence in the prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in XRP Futures Contracts indirectly via the XRPT Subsidiary. The XRPT Subsidiary and the Fund will have the same investment adviser and investment objective. The XRPT Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the XRPT Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the XRPT Subsidiary. Furthermore, the Adviser, as the investment adviser to the XRPT Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the XRPT Subsidiary. The XRPT Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the XRPT Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. At other times of the year, the Fund’s investments in the XRPT Subsidiary will significantly exceed 25% of the Fund’s total assets. The XRPT Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for XRP Futures Contracts were not readily available, the Fund would fair value its XRP Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in XRP Futures Contracts; and comparison to other major digital asset futures; and XRP prices in the spot market. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the XRPT Subsidiary’s investments in XRP-Linked Instruments. The Fund expects that it will be primarily engaged in investing and reinvesting its assets in “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund meet its daily investment objective by maintaining the daily desired level of leveraged exposure to XRP, maintain its tax status as a regulated investment company on days in and around quarter-end, meet its investment objective when XRP Futures Contracts are unavailable for investment (for example, due to position limits, accountability levels, or exchange or FCM margin rates), or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements, which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the XRPT Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”), or if it does, the Fund will seek to avail itself of a permissible cure period or any number of exceptions to the Asset Diversification Test. At other times of the year, the Fund’s investments in the XRPT Subsidiary are expected to significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the XRPT Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

XRP-Linked ETPs

The Fund may invest in shares of XRP-Linked ETPs, which are exchange-traded investment products that are not registered under the 1940 Act that derive their value from a basket of spot XRP, and trade intra-day on a national securities exchange. XRP-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the XRP held by the ETP. This means that the sponsor of the ETP does not sell XRP at times when its price is high or acquire XRP at low prices in the expectation of future price increases. Although the shares of an XRP-Linked ETP are not the exact equivalent of a direct investment in XRP, they provide investors with an alternative that constitutes a relatively cost-effective way to obtain XRP exposure through the securities market.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of XRP-Linked ETPs or Other Investment Companies

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies or shares of XRP-Linked ETPs, each of which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference XRP, XRP Futures Contracts, XRP-Linked ETPs, Other Investment Companies or XRP-referenced indexes

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be XRP, XRP Futures Contracts, shares of XRP-Linked ETPs, shares of Other Investment Companies or XRP-referenced indexes.

Principal Risks

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Risks Specific to the Fund and its Use of Leverage

Aggressive Investment Risk. The value of an investment in the Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund. The value of an investment in the Fund could decline significantly and without warning, including to zero. Shares will change in value, and you could lose money by investing in the Fund. You should be prepared to lose your entire investment. The Fund may not achieve its investment objective.

Compounding Risk. The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from twice (2x) the daily return of XRP for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as XRP volatility and holding periods increase.

Leverage Risk. Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period. This will very likely differ in amount, and possibly even direction, from twice the return of XRP for the same period. The Fund will lose money if XRP’s performance is flat over time. The Fund can lose money regardless of the performance of XRP, as a result of daily rebalancing, XRP’s volatility, compounding of each day’s return and other factors.

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund. As a leveraged ETF, the unique and substantial risks associated with XRP-Linked Instruments, and the historic price volatility of XRP-Linked Instruments, are exacerbated.

Holding Period Risk. The performance of the Fund for periods longer than a single day will likely differ from twice (2x) the daily return of XRP. This difference may be significant. If you are considering holding Shares for longer than a day, it’s important that you understand the impact of the returns and volatility (how much the value of an asset moves up and down from day-to-day) of XRP on your holding period return. Volatility has a negative impact on Fund returns. During periods of higher XRP volatility, the volatility of XRP may affect the Fund’s returns as much as or more than the return of XRP.

The following table illustrates the impact of volatility and return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.

In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the twice (2x) the daily return of XRP. As the table shows, your return will tend to be worse than the twice (2x) the daily return of XRP when there are smaller XRP gains or losses and higher XRP volatility. Your return will tend to be better than the twice (2x) the daily return of XRP when there are larger XRP gains or losses and lower XRP volatility. You may lose money when the return of XRP is flat (i.e., close to zero) and you may lose money when XRP rises.

The table uses hypothetical annualized XRP volatility and XRP returns to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical XRP return for a one-year period. Each column corresponds to a level of hypothetical annualized XRP volatility. For example, the Fund may mistakenly be expected to achieve a (40)% return on a yearly basis if the annual XRP return were (20)%. However, as the table shows, with a one-year XRP return of (20)% and an annualized XRP volatility of 50%, the Fund could be expected to return (50.2)%.

One Year XRP Performance	Two Times (2x) One Year XRP Performance	XRP Volatility
		0%	10%	20%	30%	40%	50%	60%
(60)%	(120)%	(84.0)%	(84.2)%	(84.6)%	(85.4)%	(86.4)%	(87.5)%	(88.8)%
(50)%	(100)%	(75.0)%	(75.2)%	(76.0)%	(77.2)%	(78.7)%	(80.5)%	(82.6)%
(40)%	(80)%	(64.0)%	(64.4)%	(65.4)%	(67.1)%	(69.3)%	(72.0)%	(74.9)%
(30)%	(60)%	(51.0)%	(51.5)%	(52.9)%	(55.2)%	(58.2)%	(61.8)%	(65.8)%
(20)%	(40)%	(36.0)%	(36.6)%	(38.5)%	(41.5)%	(45.5)%	(50.2)%	(55.3)%
(10)%	(20)%	(19.0)%	(19.8)%	(22.2)%	(26.0)%	(31.0)%	(36.9)%	(43.5)%
0%	0%	0.0%	(1.0)%	(3.9)%	(8.6)%	(14.8)%	(22.1)%	(30.2)%
10%	20%	21.0%	19.8%	16.3%	10.6%	3.1%	(5.8)%	(15.6)%
20%	40%	44.0%	42.6%	38.4%	31.6%	22.7%	12.1%	0.5%
30%	60%	69.0%	67.3%	62.4%	54.5%	44.0%	31.6%	17.9%
40%	80%	96.0%	94.0%	88.3%	79.1%	67.0%	52.6%	36.7%
50%	100%	125.0%	122.8%	116.2%	105.6%	91.7%	75.2%	57.0%
60%	120%	156.0%	153.5%	146.0%	134.0%	118.1%	99.4%	78.6%

The above table assumes (i) no Fund expenses and (ii) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included, the Fund’s performance would be different than shown.

XRP’s average annual historical volatility rate for the five-year period ended December 31, 2025 was 94.88%. The highest annual volatility rate for any calendar year during that period was 139.67% in the year ended December 31, 2025. The average annualized total return performance of XRP for the five-year period ended December 31, 2025 was 52.24%. Historical volatility and performance of XRP are not indications of what its volatility and performance will be in the future.

Leveraged Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of leveraged (2x) correlation with XRP, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its daily investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from twice the returns of XRP on a given day.

A number of other factors may adversely affect the Fund’s sought-after 2x correlation with XRP, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for XRP-Linked Instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with XRP. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or over-exposed to XRP. Any of these factors could decrease correlation between the performance of the Fund and XRP and may hinder the Fund’s ability to meet its daily investment objective.

Target Exposure and Rebalancing Risks. The Fund normally will seek to maintain notional exposure to XRP at 200%. However, in order to comply with certain tax qualification tests at the end of each tax quarter, the Fund may reduce its exposure to XRP Futures Contracts on or about such date. If the value of XRP Futures Contracts rises during such periods when the Fund has reduced its futures exposure to XRP Futures Contracts, without gaining a similar increased exposure through other XRP-Linked Instruments, the performance of the Fund may be less than it would have been had the Fund maintained its exposure through such period.

In addition, unless the Fund is able to invest adequately in other XRP-Linked Instruments, significant and unpredictable increases in XRP Futures Contracts margin rates relative to prevailing futures prices could result in the Fund not achieving its target 2x exposure and as such would cause the Fund to experience greater risk of failing to meet its target exposure of two times (2x) the daily performance of XRP, before fees and expenses.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the XRPT Subsidiary, invests primarily in XRP Futures Contracts. The Fund does not invest directly in or hold XRP. Instead, the Fund seeks to benefit from increases in the price of XRP Futures Contracts for a single day. The price of XRP Futures Contracts may differ, sometimes significantly, from the current cash price of XRP, which is sometimes referred to as the “spot” price of XRP. Consequently, the Fund may perform differently from 2x the spot price of XRP. Transaction costs (including the costs associated with futures contracts investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of XRP Futures Contracts and decrease the correlation between the performance of XRP Futures Contracts and XRP, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of XRP. To the extent the Fund invests in back-month XRP Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of XRP.

XRP Investing Risk. The Fund is indirectly exposed to the risks of investing in XRP through its investments in XRP Futures Contracts. The Fund does not invest directly in XRP. XRP is a relatively new and highly speculative investment, and historically, has been subject to significant price volatility. The risks associated with XRP include the following:

• The value of the Shares relates indirectly to the value of XRP, the value of which may be highly volatile and subject to fluctuations due to a number of factors, including:

• An increase in the global XRP supply that is publicly available for trading;

• Manipulative trading activity on platforms that support the trading of XRP (“Digital Asset Trading Platforms”), which, in many cases, are largely unregulated;

• The adoption of XRP as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the XRP Ledger;

• Forks in the XRP Ledger;

• Investors’ expectations with respect to interest rates, the rates of inflation of fiat currencies or XRP, and digital asset trading platform rates;

• Consumer preferences and perceptions of XRP specifically and digital assets generally;

• Fiat currency withdrawal and deposit policies on Digital Asset Trading Platforms;

• Investment and trading activities of large investors that invest directly or indirectly in XRP;

• A “short squeeze” resulting from speculation on the price of XRP, if aggregate short exposure exceeds the number of Shares available for purchase;

• An active derivatives market for XRP or for digital assets generally;

• A final determination that XRP is a security or changes in XRP’s status under the federal securities laws;

• Monetary policies of governments, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of XRP as a form of payment or the purchase of XRP on the digital asset markets;

• Global or regional political, economic or financial conditions, events and situations, such as global pandemics, geopolitical conflicts or significant macroeconomic disruptions;

• Fees associated with processing an XRP transaction and the speed at which transactions are settled on the XRP Ledger;

• Interruptions in service from or closures or failures of major Digital Asset Trading Platforms;

• Decreased confidence in Digital Asset Trading Platforms due to the unregulated nature and lack of transparency surrounding the operations of Digital Asset Trading Platforms; and

• Increased competition from other forms of digital assets or payment services.

• The trading prices of XRP have experienced extreme volatility in recent periods and may continue to do so.

• XRP was only introduced within the past fifteen years, and its value is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets.

• XRP is a new digital asset, and the value of the Shares depends on the acceptance of XRP.

• The XRP Ledger was only conceived in 2012 and the XRP Ledger or its Consensus-Based Mechanism may not function as intended, which could have an adverse impact on the value of XRP and an investment in Shares.

• Changes in the governance of the XRP Ledger may not receive sufficient support from users and validators, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

• Digital asset networks are developed by a diverse set of contributors and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset.

• The fixed supply of XRP may negatively impact the operation of the XRP Ledger.

• The significant holdings of XRP by Ripple Labs and other early stakeholders could have an adverse effect on the market price of XRP.

• If a malicious actor or botnet obtains control of more than 80% of the validating nodes on the XRP Ledger, or otherwise obtains control over the XRP Ledger through its influence over trusted validators, core developers or otherwise, such actor or botnet could manipulate the XRP Ledger to adversely affect the value of the Shares or the ability of the Fund to operate.

• The cryptography underlying the XRP Ledger could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective.

• A temporary or permanent “fork” or a “clone” could adversely affect the value of the Shares.

• If the XRP Ledger is used to facilitate illicit activities, businesses that facilitate transactions in XRP could be at increased risk of criminal or civil lawsuits, or of having services cut off, which could negatively affect the price of XRP and the value of the Shares.

Futures Contracts Risk. Risks of futures contracts generally include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling XRP Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Additionally, significant and unpredictable increases in XRP Futures Contracts margin rates relative to prevailing futures prices could result in the Fund not achieving its sought-after exposure to two times (2x) the daily performance of the XRP. Further, if the XRP futures market is in a period of contango, if prices of the XRP and XRP Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references, such as the level of XRP. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling XRP prices, this could have a significant negative impact on the Fund’s NAV and total return.

The market for the XRP Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Position Limits and Price Limits

The CFTC and various exchanges on which XRP Futures Contracts trade have established position limits and price limits for XRP Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day’s settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the XRP futures markets may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell XRP Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market — or for other reasons including limited liquidity in XRP futures market, a disruption to XRP futures market, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC — the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in XRP-Linked Instruments that are not XRP Futures Contracts; (ii) requiring that Authorized Participants (defined below) purchase and redeem creation units through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased Authorized Participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its 2x investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Additional Risks Associated with XRP Futures Contracts

In addition to the risks of futures contracts generally, the market for XRP Futures Contracts has additional unique risks. The market for XRP Futures Contracts may be less developed, less liquid and more volatile than more established futures markets. While the XRP futures market has grown substantially since XRP futures commenced trading, there can be no assurance that this growth will continue. XRP Futures Contracts are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

The performance of XRP Futures Contracts, in general, has historically been highly correlated to the performance of XRP. However, there can be no guarantee that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of XRP Futures Contracts and decrease the correlation between the performance of XRP Futures Contracts and XRP, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of XRP. To the extent the Fund is invested in back-month XRP Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of XRP. The differences in the prices of XRP and XRP Futures Contracts will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in XRP, including larger losses or smaller gains.

Currently, the Fund does not anticipate that the liquidity of XRP Futures Contracts will have any material negative impact on the ability of the Fund to achieve its investment objective or meet any redemptions. If the Fund’s ability to obtain exposure to XRP Futures Contracts were to be disrupted for any reason, including, for example, limited liquidity in the XRP futures market, a disruption to the XRP futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s FCMs, the listing exchanges, or the CFTC, the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including to underleverage the Fund, relative to its 2x investment objective, by an amount reflecting prevailing position limits.

Additionally, the ability of the Fund to obtain leveraged (2x) exposure to XRP Futures Contracts is limited by certain tax rules that restrict the amount the Fund can invest in its wholly owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences; see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.

Cost of Futures Investment Risk

When an XRP Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy an XRP Futures Contract with a later expiration date. This is commonly referred to as “rolling”. The costs associated with rolling XRP Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund.

If the Fund rolls XRP Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling XRP Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. XRP futures have historically experienced extended periods of contango. Contango in the XRP futures market may have a significant adverse impact on the performance of the Fund and may cause XRP Futures Contracts and the Fund to underperform spot XRP. Both contango and backwardation would reduce the Fund’s correlation to spot XRP and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month XRP Futures Contracts.

Investment Capacity Risk

If the Fund’s ability to obtain exposure to XRP Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the XRP futures market, a disruption to the XRP futures market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk

The market for the XRP Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. The Fund expects to obtain its sought-after exposure to XRP through derivatives.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative. The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any XRP-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an XRP-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used XRP Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index and swaps that reference XRP-Linked ETPs that is designed to track the performance of that index. The performance of an XRP-Linked ETP may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, the Fund’s swaps may be subject to greater correlation risk to the extent such agreements reference an XRP-Linked ETP as the reference asset, and as a result may not achieve as high of a degree of correlation with the price of XRP as it otherwise would using XRP Futures Contracts.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies or shares of XRP-Linked ETPs. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Relating to Investing in Other Investment Companies or XRP-Linked ETPs. The Fund may invest in long or short positions in Other Investment Companies or XRP-Linked ETPs. Investing in such vehicles may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies or XRP-Linked ETPs, the Fund becomes a shareholder of that Other Investment Company or XRP-Linked ETP. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of such fund, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company or XRP-Linked ETP to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company or XRP-Linked ETP. If such fund fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Companies or XRP-Linked ETPs shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of exchange-listed shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

XRP-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act and hold spot XRP and cash or gain exposure to such investments in one or more swap agreements. The value of an XRP-Linked ETP is derived from and based upon the value of spot XRP and cash held by the XRP-Linked ETP. However, shares of XRP-Linked ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an XRP-Linked ETPs is similar to the risk involved in the purchase or sale of an exchange traded fund, except that the pricing mechanism for an XRP-Linked ETPs is based on a basket of XRP and/or cash. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying XRP and cash that the XRP-Linked ETP holds. In addition, XRP-Linked ETPs are relatively new investment products, with limited operating history. Finally, XRP-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act, and accordingly shareholders in such ETPs do not have the protections afforded by the 1940 Act, including, for example, requirements regarding the safekeeping and proper valuation of fund assets, restrictions on transactions with affiliates, limits on leverage, and certain other governance requirements.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares.

Investment companies that invest in high quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Asset Concentration Risk. Since the Fund may take concentrated positions in investments that provide exposure to XRP and XRP Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to its derivatives transactions.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for XRP Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of daily changes in XRP and may result in the proportion of XRP Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns. There can be no guarantee that the Fund will meet its investment objective.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s daily investment objective. In these instances, the Fund may not successfully track the performance of XRP and may not achieve its investment objective. Additionally, the rebalancing of futures contracts may impact the trading in such futures contracts and may adversely affect the value of the Fund. For example, such trading may cause the Fund’s FCMs to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the XRPT Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the XRPT Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the XRPT Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the XRPT Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Risks Related to the Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “Authorized Participant” (i.e., broker-dealers and large institutional investors that have entered into participation agreements with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or Authorized Participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. During stressed market conditions, the market for the Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Shares and their NAV. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund may effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an Authorized Participant. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund has elected to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the XRPT Subsidiary to 25% of the Fund’s total assets at the end of each quarter of each of its taxable years. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the XRPT Subsidiary the majority of the time. The Fund intends to manage the exposure to the XRPT Subsidiary so that the Fund’s investments in the XRPT Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the XRPT Subsidiary were to exceed 25% of the Fund’s total assets at the end of a quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because XRP Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in XRP Futures Contracts through the XRPT Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the XRPT Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the XRPT Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the XRPT Subsidiary, the Fund intends to cause the XRPT Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the XRPT Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the XRPT Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Risks Related to the Regulation of XRP. Any final determination by a court that XRP or any other digital asset may be offered and sold as a “security” or investment contract may adversely affect the value of XRP and the value of the Shares, and, if XRP is not, or cannot, be registered as a security, result in a potential termination of the Fund. On March 17, 2026, the SEC and CFTC issued a comprehensive interpretive release providing clarity on the application of federal securities laws to crypto assets, including by providing a five-category taxonomy to classify crypto assets and aligning SEC and CFTC oversight. In the interpretive release, the SEC provided that “digital commodities” are not considered securities. A digital commodity is a crypto asset that derives its value from the programmatic operation of a “functional” crypto system and market supply and demand dynamics, rather than from the expectation of profits from the essential managerial efforts of others. These assets are not securities because they lack the economic characteristics of securities (i.e., they do not generate passive yield, convey rights to future income or profits, or represent an interest in a business enterprise). In the Fund’s view, under the interpretive release, XRP is properly classified as a digital commodity. However, if a court of competent jurisdiction and final appellate authority determines that XRP is a security, the Fund would not continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws). In the meantime, because the legal tests for determining whether a digital asset is or is not a security often leave room for interpretation, for so long as the Fund believes there to be good faith grounds to conclude that the Fund may continue to hold its investments, the Fund does not intend to dissolve the Fund on the basis that XRP could at some future point be finally determined to be a security.

Subsidiary Regulatory Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the XRPT Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The XRPT Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the XRPT Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole — including the XRPT Subsidiary — will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Adviser, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Cybersecurity Risk. The Fund is susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

• Charles Lowery — Chief Investment Officer, Volatility Shares

• Anand Desai — Head of Portfolio Management, Volatility Shares

• Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Volatility Premium Plus ETF

Investment Objective

The Volatility Premium Plus ETF (the “Fund” or “ZVOL”) seeks to provide total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.35%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	0.07%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.42%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$145	$449	$776	$1,702

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. For the fiscal year ended February 28, 2026, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

“Volatility Premium” or “roll yield” occurs when a party closes out a short position on an expiring futures contract and opens a new short position in the next futures contract; the price difference (if the new contract is more expensive) results in a gain (i.e., selling a futures contract at a higher price and buying futures back at a lower price).

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through managed exposure to short positions on futures contracts based on the Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index (the “VIX”) (“VIX Futures Contracts”), and cash, cash-like instruments or high-quality securities that serve as collateral to the Fund’s investments in VIX Futures Contracts (“Collateral Investments”). The Fund does not invest directly in the VIX, which is an uninvestable index. Instead, the Fund seeks to benefit from rolling short positions on VIX Futures Contracts to produce Volatility Premium and achieve its investment objective.

The Fund has adopted a policy pursuant to Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) to invest in futures contracts and other securities in an amount that provides investment exposure of at least 80% of the value of the Fund’s net assets (plus the amount of any borrowing for investment purposes) to VIX Futures Contracts. The Fund will invest in VIX Futures Contracts and other “VIX-Linked Instruments,” which means: (i) shares of other VIX-linked exchange-traded products registered under the Securities Act of 1933 (the “1933 Act”), but not registered as investment companies (“VIX-Linked ETPs”) under the 1940 Act; (ii) shares of other investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange-traded option contracts on shares of VIX-Linked ETPs or Other Investment Companies; and (iv) swap agreement transactions that reference VIX, VIX Futures Contracts, VIX-Linked ETPs, Other Investment Companies or VIX-referenced indexes. The Fund will invest in VIX Futures Contracts, VIX-Linked Instruments, and Collateral Investments that, in combination, seek to achieve the Fund’s investment objective.

The investment adviser to the Fund and the ZVOL Subsidiary (defined below) is Volatility Shares LLC (the “Adviser”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends. The Fund expects to gain exposure to the VIX by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “ZVOL Subsidiary”). In order to qualify as a regulated investment company (“RIC”) for purposes of federal income tax treatment under the Internal Revenue Code of 1986 (the “Code”), the Fund will have to reduce its exposure to the ZVOL Subsidiary on or around the end of each of the Fund’s fiscal quarter ends, which it will do via investing in certain other investments described below. During these periods, the Fund may not achieve its investment objective. The Fund intends to declare and pay a monthly dividend, which may consist of net investment income, net realized short-term capital gains, and return of capital. Distributions of long-term capital gains, if any, are declared and paid annually.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except to the extent the VIX is concentrated in any industry or group of identified industries.

The VIX

The VIX is a non-investable index that measures the implied volatility (a measure of the expected volatility (i.e., the rate and magnitude of variations in performance) over the next 30 days) of the S&P 500 Index (the “S&P 500”) over 30 days in the future. The S&P 500 measures large-cap U.S. stock market performance and is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Only common stocks of U.S. companies are eligible for inclusion in the S&P 500. The S&P 500 is reconstituted annually and rebalances quarterly. The S&P 500 is published by S&P Dow Jones Indices. The S&P U.S. Index Committee considers sector balance, as measured by a comparison against each GICS sector weight with its weight against the broader index universe in selecting companies for the S&P 500. The S&P 500 does not include the 500 largest publicly traded companies. The S&P U.S. Index Committee may from time to time, in its sole discretion, add companies to, or delete companies from, the S&P 500.

The VIX does not represent the actual volatility of the S&P 500. Unlike many indexes, the VIX is not an investable index. The VIX is calculated based on the prices of certain put and call options on the S&P 500. The VIX is reflective of the premium paid by investors for certain options linked to the level of the S&P 500.

• During periods of rising investor uncertainty, including periods of market instability, the implied level of volatility of the S&P 500 typically increases and, consequently, the prices of options linked to the S&P 500 typically increase (assuming all other relevant factors remain constant or have negligible changes). This, in turn, causes the level of the VIX to increase.

• During periods of declining investor uncertainty, the implied level of volatility of the S&P 500 typically decreases and, consequently, the prices of options linked to the S&P 500 typically decrease (assuming all other relevant factors remain constant or have negligible changes). This, in turn, causes the level of the VIX to decrease.

Volatility, and the level of the VIX, can increase (or decrease) without warning. The VIX was developed by the CBOE and is calculated, maintained, and published by the CBOE. The CBOE may change the methodology used to determine the VIX and has no obligation to continue to publish, and may discontinue the publication of, the VIX. The VIX is reported by Bloomberg Finance L.P. under the ticker symbol “VIX.”

VIX Futures Contracts

VIX Futures Contracts give investors access to tradable S&P 500 volatility by providing a way to take a view on future values of the VIX. The price at which a VIX Futures Contract trades reflects the market’s view of the value of the VIX on the expiration date of the VIX Futures Contract. Under normal market conditions, the Subsidiary’s portfolio will comprise short positions on fourth-, fifth-, sixth- and seventh-month VIX Futures Contracts. The number and type of these contracts will naturally change as the Fund rolls its short positions in such contracts. The Fund intends to distribute the premiums obtained through its rolling of futures contracts, if any, by declaring and paying a monthly dividend.

In order to obtain exposure to VIX, the Fund intends to typically enter into cash-settled VIX Futures Contracts as the “seller,” except as detailed below. In simplest terms, in a cash-settled futures market the counterparty pays cash to the seller if the price of a futures contract goes down, and the seller pays cash to the counterparty if the price of the futures contract goes up. In order to maintain its sought-after exposure to VIX, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. If the VIX futures market is in contango, the Fund benefits from rolling its short positions to new VIX Futures Contracts as the existing VIX Futures Contracts approach expiration through the Volatility Premium. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling futures contracts that are in backwardation, the Fund will close its position by buying the shorter term contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence of backwardation will adversely affect the performance of the Fund. Further, the returns of the Fund’s VIX Futures Contracts may differ from that of VIX due to the divergence in the prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in VIX Futures Contracts indirectly via the ZVOL Subsidiary. The ZVOL Subsidiary and the Fund will have the same investment adviser and investment objective. The ZVOL Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the ZVOL Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the ZVOL Subsidiary. Furthermore, the Adviser, as the investment adviser to the ZVOL Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the ZVOL Subsidiary. The ZVOL Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the ZVOL Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. At other times of the year, the Fund’s investments in the ZVOL Subsidiary will significantly exceed 25% of the Fund’s total assets. The ZVOL Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for VIX Futures Contracts were not readily available, the Fund would fair value its VIX Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in VIX Futures Contracts. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the ZVOL Subsidiary’s investments in VIX-Linked Instruments. The Fund expects that it will be primarily engaged in investing and reinvesting its assets in “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund seek to provide its investment objective, maintain its tax status as a regulated investment company on days in and around quarter-end, meet its investment objective when VIX Futures Contracts are unavailable for investment (for example, due to position limits, accountability levels, or exchange or FCM margin rates), or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements, which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the ZVOL Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”), or if it does, the Fund will seek to avail itself of a permissible cure period or any number of exceptions to the Asset Diversification Test. At other times of the year, the Fund’s investments in the ZVOL Subsidiary are expected to significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the ZVOL Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

VIX-Linked ETPs

The Fund may invest in shares of VIX-Linked ETPs, which are exchange-traded investment products that are not registered under the 1940 Act that obtain VIX-linked exposure. The VIX-Linked ETPs in which the Fund may invest include ETPs for which the Adviser serves as sponsor. The Adviser may be subject to potential conflicts of interest because the Fund will incur additional expenses from such investments, bearing its share of that VIX-Linked ETP’s expenses while also paying its own management fees and brokerage and other trading costs.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of VIX-Linked ETPs or Other Investment Companies

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies or shares of VIX-Linked ETPs, each of which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference VIX, VIX Futures Contracts, VIX-Linked ETPs, Other Investment Companies or VIX-referenced indexes

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be VIX, VIX Futures Contracts, shares of VIX-Linked ETPs, shares of Other Investment Companies or VIX-referenced indexes.

Principal Risks

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the ZVOL Subsidiary, invests primarily in VIX Futures Contracts. The Fund does not invest directly in or hold VIX. Instead, the Fund seeks to benefit from decreases in the price of VIX Futures Contracts through the Volatility Premium. The price of VIX Futures Contracts may differ, sometimes significantly, from the current level of VIX. Consequently, the Fund may perform differently from the VIX. Transaction costs (including the costs associated with futures contracts investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of VIX Futures Contracts and decrease the correlation between the performance of VIX Futures Contracts and VIX, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of VIX.

Volatility Premium Risk. The levels of the Volatility Premium can diminish, dissipate or even reverse: if VIX Futures Contracts experience backwardation rather than contango; if the value of VIX Futures Contracts rise; and during periods when the Fund isn’t primarily invested in VIX Futures Contracts. If these scenarios were to occur, the Fund’s returns and the Fund’s ability to achieve its investment objective may be adversely impacted.

Futures Contracts Risk. Risks of futures contracts generally include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling VIX Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Additionally, significant and unpredictable increases in VIX Futures Contracts margin rates relative to prevailing futures prices could result in the Fund not achieving its sought-after exposure to VIX. While the presence of contango may positively affect the performance of the Fund, the presence of backwardation will adversely affect the performance of the Fund. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references, such as the level of VIX. Additionally, in the event of a prolonged period of backwardation, and absent the impact of a rising or falling VIX level, this could have a significant negative impact on the Fund’s NAV and total return.

The market for the VIX Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Position Limits and Price Limits

The CFTC and various exchanges on which VIX Futures Contracts trade have established position limits and price limits for VIX Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day’s settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the VIX futures markets may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell VIX Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market — or for other reasons including limited liquidity in the VIX futures market, a disruption to the VIX futures market, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC — the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in VIX-Linked Instruments that are not VIX Futures Contracts; (ii) requiring that Authorized Participants (defined below) purchase and redeem creation units through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased Authorized Participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its sought-after investment exposure, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Additional Risks Associated with VIX Futures Contracts

In addition to the risks of futures contracts generally, the market for VIX Futures Contracts has additional unique risks. VIX Futures Contracts in particular have been subject to periods of sudden and extreme volatility. As a result, margin requirements for VIX Futures Contracts are higher than those for most other types of futures contracts. In addition, the FCMs utilized by the Fund may impose margin requirements in addition to those imposed by the clearinghouse. Margin requirements are subject to change and may be raised in the future by either or both of the clearinghouse and the FCMs. High margin requirements could prevent the Fund from obtaining sufficient exposure to VIX Futures Contracts and may adversely affect the Fund’s ability to achieve its investment objective. An FCM’s failure to return required margin to the Fund on a timely basis may cause the Fund to delay redemption settlement dates and/or restrict, postpone or limit the right of redemption.

Currently, the Fund does not anticipate that the liquidity of VIX Futures Contracts will have any material negative impact on the ability of the Fund to achieve its investment objective or meet any redemptions. If the Fund’s ability to obtain exposure to VIX Futures Contracts were to be disrupted for any reason, including, for example, limited liquidity in the VIX futures market, a disruption to the VIX futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s FCMs, the listing exchanges, or the CFTC, the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including to underleverage the Fund, relative to its sought-after exposure, by an amount reflecting prevailing position limits.

Additionally, the ability of the Fund to obtain exposure to VIX Futures Contracts is limited by certain tax rules that restrict the amount the Fund can invest in its wholly owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences; see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.

Cost of Futures Investment Risk

When an VIX Futures Contract is nearing expiration, the Fund will generally buy back a futures contract and sell a futures contract with a later expiration date. The costs associated with rolling VIX Futures Contracts may be significantly higher than other futures contracts, and such costs may have a significant adverse impact on the performance of the Fund.

If the Fund rolls VIX Futures Contracts that are in backwardation, the Fund would close out its position by buying the shorter-term contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. Backwardation in the VIX futures market may have a significant adverse impact on the performance of the Fund. Both contango and backwardation may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month VIX Futures Contracts.

Investment Capacity Risk

If the Fund’s ability to obtain exposure to VIX Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the VIX futures market, a disruption to the VIX futures market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk

The market for the VIX Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. The Fund expects to obtain its sought-after exposure to VIX through derivatives.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative. The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any VIX-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an VIX-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used VIX Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index and swaps that reference VIX-Linked ETPs that is designed to track the performance of that index. The performance of an VIX-Linked ETP may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, the Fund’s swaps may be subject to greater correlation risk to the extent such agreements reference an VIX-Linked ETP as the reference asset, and as a result may not achieve as high of a degree of correlation with the price of VIX as it otherwise would using VIX Futures Contracts.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies or shares of VIX-Linked ETPs. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Relating to Investing in Other Investment Companies or VIX-Linked ETPs. The Fund may invest in long or short positions in Other Investment Companies or VIX-Linked ETPs. Investing in such vehicles may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies or VIX-Linked ETPs, the Fund becomes a shareholder of that Other Investment Company or VIX-Linked ETP. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of such fund, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company or VIX-Linked ETP to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company or VIX-Linked ETP. If such fund fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Companies or VIX-Linked ETPs shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of exchange-listed shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance. VIX-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act that obtain exposure to VIX, and accordingly shareholders in such ETPs do not have the protections afforded by the 1940 Act, including, for example, requirements regarding the safekeeping and proper valuation of fund assets, restrictions on transactions with affiliates, limits on leverage, and certain other governance requirements.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares.

Investment companies that invest in high quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Asset Concentration Risk. Since the Fund will only concentrate to the extent the VIX is concentrated, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to its derivatives transactions.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for VIX Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of VIX and may result in the proportion of VIX Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Equity Market Linked Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. Investments linked to equity market volatility, including VIX Futures Contracts, can be highly volatile and may experience sudden, large and unexpected losses. The prices of VIX Futures Contracts have historically been highly volatile. The value of the Fund’s investments in VIX Futures Contracts — and therefore the value of an investment in the Fund — could decline significantly and without warning, including to zero. An investor in the Fund could experience substantial losses and even potentially lose the full principal of his or her investment, the risk of which is heightened during periods of high market volatility. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund. The market for VIX Futures Contracts may fluctuate widely based on a variety of factors, including changes in overall market movements, political and economic events and policies, wars, acts of terrorism, natural disasters, changes in interest rates or inflation rates. High volatility may have an adverse impact on the performance of the Fund.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns. There can be no guarantee that the Fund will meet its investment objective.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may not achieve its investment objective. Additionally, the rebalancing of futures contracts may impact the trading in such futures contracts and may adversely affect the value of the Fund. For example, such trading may cause the Fund’s FCMs to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the ZVOL Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the ZVOL Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the ZVOL Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the ZVOL Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Risks Related to the Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “Authorized Participant” (i.e., broker-dealers and large institutional investors that have entered into participation agreements with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or Authorized Participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. During stressed market conditions, the market for the Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Shares and their NAV. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund may effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an Authorized Participant. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund has elected to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the ZVOL Subsidiary to 25% of the Fund’s total assets at the end of each quarter of each of its taxable years. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the ZVOL Subsidiary the majority of the time. The Fund intends to manage the exposure to the ZVOL Subsidiary so that the Fund’s investments in the ZVOL Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the ZVOL Subsidiary were to exceed 25% of the Fund’s total assets at the end of a quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because VIX Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in VIX Futures Contracts through the ZVOL Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the ZVOL Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the ZVOL Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the ZVOL Subsidiary, the Fund intends to cause the ZVOL Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the ZVOL Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the ZVOL Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the ZVOL Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The ZVOL Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the ZVOL Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole — including the ZVOL Subsidiary — will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Adviser, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Cybersecurity Risk. The Fund is susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Performance

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year. The table illustrates how the Fund’s average annual total returns compare with those of a broad-based security market index. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost on the Fund’s website at https://www.volatilityshares.com/zvol or by calling the Fund at (866) 261-0273.

Calendar Year Total Returns as of 12/31
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
8.62%
-10.48%
2024
2025

The Fund’s highest quarterly return was 11.17% (quarter-ended December 31, 2024) and the Fund’s lowest quarterly return was (10.21)% (quarter-ended June 30, 2025). The Fund’s year-to-date performance as of the most recent quarter-end (March 31, 2026) was (11.93)%.

Average Annual Total Return as of December 31, 2025
Volatility Premium Plus ETF	1 Year	Since Inception (4/17/23)
Return Before Taxes	(10.48)%	15.51%
Return After Taxes on Distributions	(11.45)%	10.49%
Return After Taxes on Distributions and Sale of Shares	(6.18)%	10.14%
S&P 500® VIX Mid-Term Futures Inverse Daily Index (reflects no deduction for fees, expenses or taxes)(1)	(11.52)%	14.11%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	21.99%

(1)     On or about October 27, 2025, the Fund ceased tracking the S&P 500® VIX Mid-Term Futures Inverse Daily Index. Therefore, the Fund’s performance and historical returns shown for periods prior to October 27, 2025, are not indicative of the performance that the Fund, based on its current investment strategies, would have generated.

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sales of Shares. As a result, Fund returns after taxes on distributions and sales of Shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

• Charles Lowery — Chief Investment Officer, Volatility Shares

• Anand Desai — Head of Portfolio Management, Volatility Shares

• Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About Each Fund’s Principal Investment Strategies

This section contains additional details regarding the Funds, including information regarding each Fund’s investment objective and principal investment strategies.

Each Fund is a separate series of the Trust and is regulated as an “investment company” under the 1940 Act. Each Fund’s investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund, as such term is defined in the 1940 Act. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Funds’ Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

Each Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act, as detailed herein (each, a “Names Rule Policy”). For purposes of compliance with this investment policy, derivative instruments (e.g., futures contracts, options contracts and/or swap agreements) will be valued at their notional value. Additionally, each Names Rule Policy may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders of such Fund.

Effective June 26, 2026, BITX changed its name from “2x Bitcoin Strategy ETF” to “2x Bitcoin ETF”.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Funds’ SAI, which is available at www.volatilityshares.com.

Additional Information Regarding Certain Funds’ Investment Objective

The following is applicable to BITX, ETHU, SOLT, and XRPT only (each, a “2x Fund” and collectively, the “2x Funds”).

Each 2x Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of its respective crypto asset for a single day, not for any other period. Each 2x Fund does not seek to achieve its stated investment objectives over a period of time greater than a single day. A “single day” is measured from the time the 2x Fund calculates its NAV to the time of the Fund’s next NAV calculation.

The return of each 2x Fund for periods longer than a single day will be the result of its return for each day compounded over the period. Each 2x Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from such 2x Fund’s stated multiple (2x) times the return of a 2x Fund’s respective asset for the same period. For periods longer than a single day, such 2x Fund will lose money if its respective reference asset’s performance is flat, and it is possible that a 2x Fund will lose money even if the price of such respective reference asset increases. Longer holding periods, higher reference asset volatility, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of the respective reference asset may affect the Fund’s return as much as or more than the return of such asset.

Bitcoin, Bitcoin Futures Contracts, Ether, Ether Futures Contracts, SOL, Solana Futures Contracts, XRP and XRP Futures Contracts are each a relatively new asset class and are subject to unique and substantial risks, including the risk that the value of a 2x Fund’s investments could decline rapidly, including to zero. These assets have historically been more volatile than traditional asset classes. You should be prepared to lose your entire investment.

Each 2x Fund’s investment objective is non-fundamental, meaning it may be changed by the Board without the approval of Fund shareholders.

Additional Information Regarding Each Fund’s Principal Investment Strategies

Each Fund does not take temporary defensive positions. Each Fund will generally seek to achieve its investment objective, irrespective as to whether the value the respective asset is flat, rising, or declining.

To the extent a Fund enters into derivative instruments it will do so in accordance with Rule 18f-4. Rule 18f-4 requires a fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon its level of exposure to such derivative instruments. The Funds have adopted and implemented a written derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager (who is responsible for administrating the derivatives risk management program), complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent a Fund is noncompliant with the requirements of Rule 18f-4, such Fund may be required to adjust its portfolio, which may, in turn, negatively impact its implementation of its investment strategies.

Investment in Each Subsidiary

Each Fund expects to gain exposure to Bitcoin Futures Contracts, Ether Futures Contracts, Solana Futures Contracts, XRP Futures Contracts or VIX Futures Contracts, respectively, by investing a portion of its assets in a wholly owned subsidiary of such Fund organized under the laws of the Cayman Islands. The name of such wholly-owned subsidiary (each a “Subsidiary” and collectively the “Subsidiaries”) for each Fund is listed below:

Fund	Subsidiary
2x Bitcoin ETF	2x Bitcoin Strategy ETF Cayman Ltd.
2x Ether ETF	Ether Strategy ETF Cayman Ltd.
Solana ETF	Solana ETF Cayman Ltd.
2x Solana ETF	2x Solana ETF Cayman Ltd.
XRP ETF	XRP ETF Cayman Ltd.
2x XRP ETF	2x XRP ETF Cayman Ltd.
Volatility Premium Plus ETF	-1x Short VIX Mid-Term Futures ETF Cayman Ltd.

Volatility Shares serves as investment adviser to each Subsidiary, subject to the oversight of such Subsidiary’s board of directors. Each Fund complies with the provisions of the 1940 Act governing investment policies, capital structure, custody, and leverage on an aggregate basis with the Subsidiary. The Funds do not intend to create or acquire primary control of any entity which engages in investment activities, securities or other assets, other than entities wholly-owned by the Fund, such as the Subsidiary.

In order to qualify as a RIC for purposes of federal income tax treatment under the Code, each Fund will have to reduce its exposure to its Subsidiary on or around the end of each of such Fund’s fiscal quarter ends. Consequently, during this period, each Fund may not achieve its investment objective, and may return substantially less than the performance such Fund seeks to provide.

Additional Information Regarding Fund Holdings

Futures Contracts

Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. A futures contract is a standardized contract traded on, or subject to the rules of, an exchange. The contract will stipulate an exchange to buy or sell a specified type and quantity of a particular underlying asset at a designated price. Futures contracts may be physically-settled or cash-settled. The only futures contracts in which the Funds invest are cash-settled traded on commodity exchanges registered with the CFTC. “Cash-settled” means that when the when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. Futures contracts exhibit “futures basis”, meaning the difference between the current market value of the underlying reference asset (the “spot” price) and the price of the cash-settled futures contract. A negative futures basis exists when cash-settled futures contracts generally trade at a premium to the current market value of the reference asset. Under this scenario, a Fund’s investments in futures contracts will generally underperform a direct investment in such reference asset.

Bitcoin Futures Contracts (2x Bitcoin ETF only). The underlying reference asset of Bitcoin Futures Contracts is bitcoin. In a cash-settled futures contract on bitcoin, the amount of cash to be paid is equal to the difference between the value of the bitcoin underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The CME has specified that the value of bitcoin underlying Bitcoin Futures Contracts traded on the CME will be determined by reference to a volume-weighted average of bitcoin trading prices on multiple eligible constituent digital asset platforms during a specific one-hour calculation window. In order to satisfy certain tax qualification tests, the Fund expects to gain exposure to Bitcoin Futures Contracts by investing in Bitcoin Futures Contracts through the Subsidiary. The Fund will “roll” its Bitcoin Futures Contracts. Futures contracts expire on a designated date (the “expiration date”). The Bitcoin Futures Contracts in which the Fund invests are cash settled on their expiration date unless they are “rolled” prior to expiration. The Fund generally intends to “roll” its Bitcoin Futures Contracts on a daily basis. In selecting investments for the Fund, the Adviser takes into consideration the relative liquidity of, and costs associated with, Bitcoin Futures Contracts as well as regulatory requirements imposed by the SEC and the IRS, and other factors. The Fund generally seeks to remain fully invested at all times in investments that, in combination, provide leveraged exposure to Bitcoin Futures Contracts without regard to market conditions, trends, or direction.

Ether Futures Contracts (2x Ether ETF only). The underlying reference asset of Ether Futures Contracts is ether. In a cash-settled futures contract on ether, the amount of cash to be paid is equal to the difference between the value of the ether underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The CME has specified that the value of ether underlying Ether Futures Contracts traded on the CME will be determined by reference to a volume-weighted average of ether trading prices on multiple eligible constituent digital asset platforms during a specific one-hour calculation window. In order to satisfy certain tax qualification tests, the Fund expects to gain exposure to Ether Futures Contracts by investing in Ether Futures Contracts through the Subsidiary. The Fund will “roll” its Ether Futures Contracts. Futures contracts expire on a designated date (the “expiration date”). The Ether Futures Contracts in which the Fund invests are cash settled on their expiration date unless they are “rolled” prior to expiration. The Fund generally intends to “roll” its Ether Futures Contracts on a daily basis. In selecting investments for the Fund, the Adviser takes into consideration the relative liquidity of, and costs associated with, Ether Futures Contracts as well as regulatory requirements imposed by the SEC and the IRS, and other factors. The Fund generally seeks to remain fully invested at all times in investments that, in combination, provide leveraged exposure to Ether Futures Contracts without regard to market conditions, trends, or direction.

Solana Futures Contracts (Solana ETF and 2x Solana ETF only). The underlying reference asset of SOL Futures Contracts is SOL. In a cash-settled futures contract on SOL, the amount of cash to be paid is equal to the difference between the value of the SOL underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The CME has specified that the value of SOL underlying SOL Futures Contracts traded on the CME will be determined by reference to a volume-weighted average of SOL trading prices on multiple eligible constituent digital asset platforms during a specific one-hour calculation window. In order to satisfy certain tax qualification tests, the Fund expects to gain exposure to SOL Futures Contracts by investing in SOL Futures Contracts through the Subsidiary. The Fund will “roll” its SOL Futures Contracts. Futures contracts expire on a designated date (the “expiration date”). The SOL Futures Contracts in which the Fund invests are cash settled on their expiration date unless they are “rolled” prior to expiration. The Fund generally intends to “roll” its SOL Futures Contracts on a daily basis. In selecting investments for the Fund, the Adviser takes into consideration the relative liquidity of, and costs associated with, SOL Futures Contracts as well as regulatory requirements imposed by the SEC and the IRS, and other factors. The Fund generally seeks to remain fully invested at all times in investments that, in combination, provide exposure to SOL Futures Contracts without regard to market conditions, trends, or direction.

XRP Futures Contracts (XRP and 2x XRP ETF only). The underlying reference asset of XRP Futures Contracts is XRP. In a cash-settled futures contract on XRP, the amount of cash to be paid is equal to the difference between the value of the XRP underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The CME has specified that the value of XRP underlying XRP Futures Contracts traded on the CME will be determined by reference to a volume-weighted average of XRP trading prices on multiple eligible constituent digital asset platforms during a specific one-hour calculation window. In order to satisfy certain tax qualification tests, the Fund expects to gain exposure to XRP Futures Contracts by investing in XRP Futures Contracts through the Subsidiary. The Fund will “roll” its XRP Futures Contracts. Futures contracts expire on a designated date (the “expiration date”). The XRP Futures Contracts in which the Fund invests are cash settled on their expiration date unless they are “rolled” prior to expiration. The Fund generally intends to “roll” its XRP Futures Contracts on a daily basis. In selecting investments for the Fund, the Adviser takes into consideration the relative liquidity of, and costs associated with, XRP Futures Contracts as well as regulatory requirements imposed by the SEC and the IRS, and other factors. The Fund generally seeks to remain fully invested at all times in investments that, in combination, provide exposure to XRP Futures Contracts without regard to market conditions, trends, or direction.

VIX Futures Contracts (Volatility Premium Plus ETF only). VIX Futures Contracts were first launched for trading by the CBOE in 2004. VIX Futures Contracts allow investors to invest based on their view of the forward implied market volatility of the S&P 500. Investors that believe the forward implied market volatility of the S&P 500 will increase may buy VIX Futures Contracts. Conversely, investors that believe that the forward implied market volatility of the S&P 500 will decline may sell VIX Futures Contracts. While the VIX represents a measure of the current expected volatility of the S&P 500 over the next 30 days, the prices of VIX Futures Contracts are based on the current expectation of the expected 30-day volatility of the S&P 500 on the expiration date of the futures contract. Since the VIX and VIX Futures Contracts are two distinctly different measures, the VIX and VIX Futures Contracts generally behave quite differently.

An important consequence of the spot/forward relationship between the VIX and VIX Futures Contracts (and therefore between the VIX and the Fund) that investors should understand is that the price of a VIX Futures Contract can be lower, equal to or higher than the VIX, depending on whether the market expects volatility to be lower, equal to or higher in the 30-day forward period covered by the VIX Futures Contract than in the 30-day spot period covered by the VIX. Therefore, the performance of VIX Futures Contracts should be expected to be very different than the performance of the VIX as there is no direct relationship between the two measures. As a result, the Fund should be expected to perform very differently from the VIX.

Collateral Investments

The Funds (and the Subsidiary, as applicable) also invest directly in cash, cash-like instruments or high-quality securities. The Collateral Investments may consist of high quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.) The Collateral Investments are designed to provide liquidity (i.e., provide an asset that can easily be exchanged for cash), and satisfy the “margin” requirements applicable to a Fund’s futures portfolio, which require that the Fund post collateral to secure its obligations under those contracts.

Other Investments

In order to help a Fund meet its investment objective by maintaining the desired level of exposure to its respective reference asset, maintain its tax status as a RIC on days in and around quarter-end, meet its investment objective when the relevant futures contracts are unavailable for investment (for example, due to position limits, accountability levels, or exchange or FCM margin rates), or because of liquidity or other constraints, each Fund may invest in the following:

Reverse Repurchase Agreements. The Funds may invest in reverse repurchase agreements which are a form of borrowing in which a Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed upon date and price that is higher than the original sale price, and use the proceeds for investment purchases. As a result of a Fund repurchasing the securities at a higher price, such Fund will lose money by engaging in reverse repurchase agreement transactions.

ETPs. Each Fund may invest in shares of ETPs that invest in assets similar to those of such Fund. ETPs are exchange-traded investment products that are not registered under the 1940 Act and trade intra-day on a national securities exchange. The ETPs in which the Funds may invest are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the amount of bitcoin, ether, SOL, or XRP, as applicable, held by the ETP. This means that the sponsor of the ETP does not sell assets at times when its price is high or acquire assets at low prices in the expectation of future price increases. Bitcoin-Linked ETPs typically invest in bitcoin, Ether-Linked ETPs typically invest in ether, Solana-Linked ETPs typically invest in SOL and XRP-Linked ETPs typically invest in XRP. Because these products are not registered under the 1940 Act, shareholders in such funds are not afforded the protections provided by the 1940 Act, including, for example, requirements regarding the safekeeping and proper valuation of fund assets, restrictions on transactions with affiliates, limits on leverage, and certain other governance requirements.

Exchange-traded option contracts on shares of ETPs or Other Investment Companies. The Funds may invest in exchange-listed option contracts on shares of ETPs or Other Investment Companies that invest in similar assets to those in which such Fund or its Subsidiary may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Funds may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Other Investment Companies. The Funds may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which such Fund may invest.

Swap Agreements. Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, a Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Funds, the reference asset can be the underlying reference asset, futures contracts on such reference asset, ETPs that invest in such reference asset, Other Investment Companies that provide exposure to such reference asset, or indexes that reference such reference asset.

Digital Commodities

Bitcoin (BITX only)

Bitcoin is a digital asset that can be transferred among participants on the Bitcoin Network on a peer-to-peer basis via the Internet. Bitcoin can be transferred without the use of a central administrator or clearing agency, unlike other means of electronic payments. Because a central party is not necessary to administer bitcoin transactions or maintain the bitcoin ledger, the term decentralized is often used in descriptions of bitcoin.

Bitcoin is based on the decentralized, open-source protocol of a peer-to-peer electronic network. No single entity owns or operates the Bitcoin Network. Bitcoin is not issued by governments, banks or any other centralized authority. The infrastructure of the Bitcoin Network is collectively maintained on a distributed basis by the network’s participants, consisting of “miners”, who run special software to validate transactions, developers, who maintain and contribute updates to the bitcoin network’s source code, and users, who download and maintain on their individual computer a full or partial copy of the Bitcoin Blockchain (defined below) and related software. Anyone can be a user, developer, or miner. The Bitcoin Network is accessed through software, and software governs the creation, movement, and ownership of bitcoin. The source code for the Bitcoin Network and related software protocol is open-source, and anyone can contribute to its development. The value of bitcoin is in part determined by the supply of, and demand for, bitcoin in the global markets for the trading of bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment, and the volume of peer-to-peer transactions, among other factors.

Bitcoin transaction and ownership records are reflected on the Bitcoin Blockchain. Miners authenticate and bundle bitcoin transactions sequentially into files called “blocks”, which requires performing computational work to solve a cryptographic puzzle set by the Bitcoin Network’s software protocol. Because each solved block contains a reference to the previous block, they form a chronological “chain” back to the first bitcoin transaction. Copies of the Bitcoin Blockchain are stored in a decentralized manner on the computers of each individual Bitcoin Network full node, i.e., any user who chooses to maintain on their computer a full copy of the Bitcoin Blockchain as well as related software. Each bitcoin is associated with a set of unique cryptographic “keys”, in the form of a string of numbers and letters, which allow whoever is in possession of the private key to assign that bitcoin in a transfer that the Bitcoin network will recognize.

Ether (ETHU only)

Ether is a digital asset. The ownership and behavior of ether is determined by participants in online, peer-to-peer networks that connect computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Ethereum Network. The Ethereum Network is a peer-to-peer payment network that operates on a cryptographic protocol, commonly referred to as the “Ethereum Protocol.” The value of ether is not backed by any government, corporation or other identified body. Its value is determined, in part, by the supply and demand in markets created to facilitate the trading of ether. Ownership and the ability to transfer or take other actions with respect to ether is protected through public-key cryptography. Public-key cryptography, or asymmetric cryptography, is an encryption scheme that uses two mathematically related, but not identical, keys - a public key and a private key. Unlike symmetric key algorithms that rely on one key to both encrypt and decrypt, each key performs a unique function. The public key is used to encrypt and the private key is used to decrypt.

The Ethereum Network was originally described in a 2013 white paper by Vitalik Buterin, a programmer involved with bitcoin, with the goal of creating a global platform for decentralized applications powered by smart contracts. The formal development of the Ethereum Network began through a Swiss firm called Ethereum Switzerland GmbH in conjunction with several other entities. Subsequently, the Ethereum Foundation, a Swiss non-profit organization, was set up to oversee the protocol’s development. The Ethereum Network went live on July 30, 2015. Unlike other digital assets such as bitcoin, which are solely created through a progressive mining process, 72.0 million ether were created in connection with the launch of the Ethereum Network. The initial 72.0 million ether were distributed as follows:

Initial Distribution: 60.0 million ether, or 83.33% of the supply, was sold to the public in a crowd sale conducted between July and August 2014 that raised approximately $18 million which was used to fund the development of the Ethereum Network.

Ethereum Foundation: 6.0 million ether, or 8.33% of the supply, was distributed to the Ethereum Foundation for operational costs.

Ethereum Developers: 3.0 million ether, or 4.17% of the supply, was distributed to developers who contributed to the Ethereum Network.

Developer Purchase Program: 3.0 million ether, or 4.17% of the supply, was distributed to members of the Ethereum Foundation to purchase at the initial crowd sale price.

Following the launch of the Ethereum Network, ether supply initially increased through a progressive mining process. Following the introduction of EIP-1559, described below, ether supply and issuance rate varies based on factors such as recent use of the network. Coinciding with the network launch, it was decided that EthSuisse would be dissolved, designating the Ethereum Foundation as the sole organization dedicated to protocol development. Historically and continuing through the present, the development of the source code of the Ethereum Protocol has been overseen by the Ethereum Foundation and the core developers. The core developers evolve over time, largely based on self-determined participation. The Ethereum Network is decentralized in that it does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of ether. Rather, following the initial distribution of ether, ether is created, burned and allocated by the Ethereum Network protocol through a process that is currently subject to an issuance and burn rate. Among other things, ether is used to pay for transaction fees and computational services (i.e., smart contracts) on the Ethereum Network; users of the Ethereum Network pay for the computational power of the machines executing the requested operations with ether. Requiring payment in ether on the Ethereum Network incentivizes developers to write quality applications and increases the efficiency of the Ethereum Network because wasteful code costs more. It also ensures that the Ethereum Network remains economically viable by compensating people for their contributed computational resources.

Ether may be regarded as a currency or digital commodity depending on its specific use in particular transactions. Ether may be used as a medium of exchange or unit of account. Although a number of large and small retailers accept ether as a form of payment in the United States and foreign markets, there is relatively limited use of ether for commercial and retail payments. Similarly, ether may be used as a store of value (i.e., an asset that maintains its value rather than depreciating), although it has experienced significant periods of price volatility.

The value of ether is determined by the value that various market participants place on ether through their transactions. Price discovery occurs through secondary market trading on ether trading platforms, over-the-counter trading desks and direct peer-to-peer payments. Many digital asset trading platforms are open 24 hours a day, 7 days a week. Digital asset trading platforms and over-the-counter trading desks have a relatively limited history, limited liquidity and trading across trading platforms order books which has resulted in periods of high volatility and price divergence among trading platforms. In addition, during high volatility periods, in addition to price divergences, some ether trading platforms have experienced issues related to account access and trade execution.

SOL and the Solana Network (SOLZ and SOLT only)

SOL is a digital asset that is created and transmitted through the operations of the peer-to-peer Solana Network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Solana Network, the infrastructure of which is collectively maintained by a decentralized user base. The Solana Network allows people to exchange tokens of value, called SOL, which are recorded on a public transaction ledger known as a blockchain. SOL can be used to pay for goods and services, including computational power on the Solana Network, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on Digital Asset Exchanges or in individual end-user-to-end-user transactions under a barter system. Furthermore, the Solana Network was designed to allow users to write and implement smart contracts — that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than SOL on the Solana Network. Smart contract operations are executed on the Solana Blockchain in exchange for payment of SOL. Like the Ethereum network, the Solana Network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

The Solana Protocol introduced the Proof-of-History (“PoH”) timestamping mechanism. PoH automatically orders on-chain transactions by creating a historical record that proves an event has occurred at a specific moment in time. PoH is intended to provide a transaction processing speed and capacity advantage over other blockchain networks like Bitcoin and Ethereum, which rely on sequential production of blocks and can lead to delays caused by validator confirmations.

In addition to the PoH mechanism described above, the Solana Network uses a proof-of-stake consensus mechanism to incentivize SOL holders to validate transactions. Unlike proof-of-work, in which miners expend computational resources to compete to validate transactions and are rewarded coins in proportion to the amount of computational resources expended, in proof-of-stake, validators risk or “stake” coins to compete to be randomly selected to validate transactions and are rewarded coins in proportion to the amount of coins staked. Any malicious activity, such as disagreeing with the eventual consensus or otherwise violating protocol rules, results in the forfeiture or “slashing” of a portion of the staked coins. Proof-of-stake is viewed as more energy efficient and scalable than proof-of-work and is sometimes referred to as “virtual mining”.

The Solana Protocol was first conceived by Anatoly Yakovenko in a 2017 whitepaper. Development of the Solana Network is overseen by the Solana Foundation, a Swiss non-profit organization, and Solana Labs, Inc. (the “Company”), a Delaware corporation, which administered the original network launch and token distribution.

Although the Company and the Solana Foundation continue to exert significant influence over the direction of the development of SOL, the Solana Network, like the Ethereum network, is decentralized and does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of SOL.

Smart Contracts and Development on the Solana Network

Smart contracts are programs that run on a blockchain that can execute automatically when certain conditions are met. Smart contracts facilitate the exchange of anything representative of value, such as money, information, property, or voting rights. Using smart contracts, users can send or receive digital assets, create markets, store registries of debts or promises, represent ownership of property or a company, move funds in accordance with conditional instructions and create new digital assets.

Development on the Solana Network involves building more complex tools on top of smart contracts, such as decentralized apps (“DApps”) and organizations that are autonomous, known as decentralized autonomous organizations (“DAOs”). For example, a company that distributes charitable donations on behalf of users could hold donated funds in smart contracts that are paid to charities only if the charity satisfies certain pre-defined conditions.

Additionally, the Solana Network has been used for decentralized finance (“DeFi”), or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. DeFi can allow users to lend and earn interest on their digital assets, exchange one digital asset for another and create derivative digital assets such as stablecoins, which 22 are digital assets pegged to a reserve asset such as fiat currency.

In addition, the Solana Network and other smart contract platforms have been used for creating non-fungible tokens, or NFTs. Unlike digital assets native to smart contract platforms which are fungible and enable the payment of fees for smart contract execution. Instead, NFTs allow for digital ownership of assets that convey certain rights to other digital or real world assets. This new paradigm allows users to own rights to other assets through NFTs, which enable users to trade them with others on the Solana Network. For example, an NFT may convey rights to a digital asset that exists in an online game or a DApp, and users can trade their NFT in the DApp or game, and carry them to other digital experiences, creating an entirely new free-market internet-native economy that can be monetized in the physical world.

Overview of the Solana Network’s Operations

In order to own, transfer or use SOL directly on the Solana Network (as opposed to through an intermediary, such as a custodian), a person generally must have internet access to connect to the Solana Network. SOL transactions may be made directly between end-users without the need for a third-party intermediary. To prevent the possibility of double-spending SOL, a user must notify the Solana Network of the transaction by broadcasting the transaction data to its network peers. The Solana Network provides confirmation against double-spending by memorializing every transaction in the Solana Blockchain, which is publicly accessible and transparent. This memorialization and verification against double-spending is accomplished through the Solana Network validation process, which adds “blocks” of data, including recent transaction information, to the Solana Blockchain. Unlike other blockchains that rely solely on sequential production of blocks through PoW or PoS mechanisms, however, the Solana Network introduces PoH, which creates a historical record that proves an event has occurred at a specific moment in time.

Summary of a SOL Transaction

Prior to engaging in SOL transactions directly on the Solana Network, a user generally must first install on its computer or mobile device a Solana Network software program that will allow the user to generate a private and public key pair associated with an SOL address. The Solana Network software program and the SOL address also enable the user to connect to the Solana Network and transfer SOL to, and receive SOL from, other users.

Each Solana Network address, or wallet, is associated with a unique “public key” and “private key” pair. To receive SOL, the SOL recipient must provide its public key to the party initiating the transfer. This activity is analogous to a recipient for a transaction in U.S. dollars providing a routing address in wire instructions to the payor so that cash may be wired to the recipient’s account. The payor approves the transfer to the address provided by the recipient by “signing” a transaction that consists of the recipient’s public key with the private key of the address from where the payor is transferring the SOL. The recipient, however, does not make public or provide to the sender its related private key.

Neither the recipient nor the sender reveals their private keys in a transaction, because the private key authorizes transfer of the funds in that address to other users. Therefore, if a user loses his private key, the user may permanently lose access to the SOL contained in the associated address. Likewise, SOL is irretrievably lost if the private key associated with them is deleted and no backup has been made. When sending SOL, a user’s Solana Network software program must validate the transaction with the associated private key. In addition, since every computation on the Solana Network requires processing power, there is a transaction fee involved with the transfer that is paid by the payor The resulting digitally validated transaction is sent by the user’s Solana Network software program to the Solana Network validators to allow transaction confirmation. Solana Network validators record and confirm transactions when they validate and add blocks of information to the Solana Blockchain. When a validator validates a block, it creates that block, which includes data relating to (i) newly submitted and accepted transactions and (ii) a reference to the prior block in the Solana Blockchain to which the new block is being added. The validator becomes aware of outstanding, unrecorded transactions through the data packet transmission and distribution discussed above.

Upon the addition of a block of SOL transactions, the Solana Network software program of both the spending party and the receiving party will show confirmation of the transaction on the Solana Blockchain and reflect an adjustment to the SOL balance in each party’s Solana Network public key, completing the SOL transaction. Once a transaction is confirmed on the Solana Blockchain, it is irreversible.

Some SOL transactions are conducted “off-blockchain” and are therefore not recorded in the Solana Blockchain. Some “off-blockchain transactions” involve the transfer of control over, or ownership of, a specific digital wallet holding SOL or the reallocation of ownership of certain SOL in a pooled-ownership digital wallet, such as a digital wallet owned by a Digital Asset Exchange. In contrast to on-blockchain transactions, which are publicly recorded on the Solana Blockchain, information and data regarding off-blockchain transactions are generally not publicly available. Therefore, off-blockchain transactions are not truly SOL transactions in that they do not involve the transfer of transaction data on the Solana Network and do not reflect a movement of SOL between addresses recorded in the Solana Blockchain. For these reasons, off-blockchain transactions are subject to risks as any such transfer of SOL ownership is not protected by the protocol behind the Solana Network or recorded in, and validated through, the blockchain mechanism.

Creation of SOL

Initial Creation of SOL

Unlike other digital assets such as Bitcoin, which are solely created through a progressive mining process, 500 million SOL were created in connection with the launch of the Solana Network. The initial 500 million SOL were distributed as follows:

• Investors: 189 million SOL, or 37.8% of the supply, was sold in private sales to venture capital and other investors conducted between 2018 to 2021.

• Solana Foundation: 52 million SOL, or 10.4% of the supply, was distributed to the Solana Foundation for operational costs incurred in the development of the Solana Network.

• Solana Labs, Inc.: 64 million SOL, or 12.8% of the supply, was retained by Solana Labs to be used, at least in part, to compensate the employees of Solana Labs.

• Community: 195 million SOL, or 39.0% of the supply, was distributed to the Solana Foundation to be deployed as bounties, incentive programs, marketing and grants.

Following the launch of the Solana Network, SOL supply increases through a progressive minting process.

SOL Supply

The rate at which new SOL supply has been minted and put into circulation has varied since network launch. Additionally, the Solana Protocol reduces the SOL supply by eliminating 50% of transaction fees paid to the network. As a result, net changes in SOL supply are expected to vary in the future. At network launch, the SOL circulating supply was 8 million SOL. Between network launch and December 31, 2022, the circulating supply of SOL increased by roughly 4,488% to approximately 367 million SOL.

Modifications to the SOL Protocol

Historically the Solana Network’s development has been overseen by Solana Labs, the Solana Foundation and other core developers. The Solana Foundation and core developers are able to access and alter the Solana Network’s source code and, as a result, they are responsible for quasi-official releases of updates and other changes to the Solana Network’s source code. For example, in March 2020, the Solana Network launched the Mainnet Beta version of the Solana Network, one month after launching the testnet, Tour de SOL. Solana Labs led the development of these reference implementations. The release of updates to the Solana Network’s source code does not guarantee that the updates will be automatically adopted. Users and nodes must accept any changes made to the SOL source code by downloading the proposed modification of the Solana Network’s source code. A modification of the Solana Network’s source code is only effective with respect to the Solana Network users that download it. If a modification is accepted only by a percentage of users and validators, a division in the Solana Network will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.”

Consequently, as a practical matter, a modification to the source code becomes part of the Solana Network only if accepted by participants collectively having a majority of the processing power on the Solana Network. Core development of the SOL source code has increasingly focused on modifications of the Solana Protocol to increase speed and scalability and also allow for financial and non-financial next generation uses. The Trust’s activities will not directly relate to such projects, though such projects may utilize SOL as tokens for the facilitation of their non-financial uses, thereby potentially increasing demand for SOL and the utility of the Solana Network as a whole. Conversely, projects that operate and are built within the Solana Blockchain may increase the data flow on the Solana Network and could either “bloat” the size of the Solana Blockchain or slow confirmation times.

SOL Value

Digital Asset Exchange Valuation

The value of SOL is determined by the value that various market participants place on SOL through their transactions. The most common means of determining the value of a SOL is by surveying one or more Digital Asset Exchanges where SOL is traded publicly and transparently (e.g., Coinbase Pro, Binance.US, and Kraken). Additionally, there may be over-the-counter dealers or market makers that transact in SOL.

Forms of Attack Against the Solana Network

All networked systems are vulnerable to various kinds of attacks. As with any computer network, the Solana Network contains certain flaws. For example, the Solana Network is currently vulnerable to a “51% attack” where, 26 if a party or group were to gain control of more than 50% of the staked SOL, a malicious actor would be able to gain full control of the network and the ability to manipulate the Solana Blockchain. In addition, many digital asset networks have been subjected to a number of denial of service attacks, which has led to temporary delays in block creation and in the transfer of SOL. For example, on September 14, 2021, the Solana Network experienced a significant disruption, later attributed to a type of denial of service attack, and was offline for 17 hours, only returning to full functionality 24 hours later. While persons associated with Solana Labs and/or the Solana Foundation are understood to have played a key role in bringing the network back online, the broader community also played a key role, as Solana Network validators coordinated to upgrade and restart the network. Any similar attacks on the Solana Network that impact the ability to transfer SOL could have a material adverse effect on the price of SOL and the value of the Shares. Subsequent disruptions of the Solana Network have occurred since 2021, including, most recently, an outage lasting 4 hours on February 6, 2024. The outage on February 6th was caused by a bug that halted the proof-of-stake consensus mechanism. It can be expected during periods of disruption of the Solana Network that the price of SOL and the value of the Shares may drop.

The XRP Ledger and XRP (XRPI and XRPT only)

XRP is a digital asset that is created and transmitted through the operations of the XRP Ledger, a decentralized ledger upon which XRP transactions are processed and settled. Although launched in 2012, the concept for XRP and the XRP Ledger traces back to 2004 when a web developer started work on a decentralized payment system that would enable users to create and trade their own cryptocurrencies in a peer-to-peer manner. More of an alternative payment system than a cryptocurrency itself, it laid the conceptual foundation of what would become XRP and the XRP Ledger. The project was eventually handed over to Jed McCaleb, Arthur Britto and David Schwartz in 2011 who were seeking to address some of their concerns related to the scalability of bitcoin and the energy intensive nature of the “proof-of-work” validation mechanism utilized by the Bitcoin network that relied on “mining.” Their goal was to create a decentralized ledger that used a network of validators that would agree on transactions in a fast and secure manner, without relying upon mining. This led to the development of a consensus-based algorithm.

The XRP Ledger is a shared public ledger, similar to the Bitcoin network. However, the XRP Ledger differentiates itself from other digital asset networks in that its stated primary function is transactional utility, not store of value. The XRP Ledger is designed to be a global real-time payment and settlement system. XRP can be used to pay for goods and services or it can be converted to fiat currencies, such as the U.S. dollar. As a result, the XRP Ledger and XRP aim to improve the speed at which parties on the network may transfer value while also reducing the fees and delays associated with the traditional methods of interbank payments.

Unlike a centralized system, no single entity controls the XRP Ledger. Instead, a network of independent nodes validates transactions pursuant to a consensus-based algorithm. It is this mechanism, as opposed to the proof-of-work mechanism utilized by the Bitcoin blockchain, that allows the XRP Ledger to be fast, energy-efficient and scalable, and therefore suitable for its most prominent use case, the facilitation of cross-border financial transactions. Proponents of this Consensus-Based Mechanism often cite several key advantages it offers. The first is near-instantaneous settlement of transactions, which normally occurs within 3 – 5 seconds. The second is energy efficiency. Unlike proof-of-work systems, which require massive computational power to secure the network, the Consensus-Based Mechanism is relatively light in terms of energy usage, as it relies on trusted validators rather than mining. A third advantage is scalability. The XRP Ledger can handle up to 1,500 transactions per second, far more than the Bitcoin or Ethereum blockchain. This makes the XRP Ledger an attractive option for high-volume use cases, such as cross-border payments. Lastly, because validators do not need to spend resources on mining, transaction fees are extremely low (typically a fraction of a cent per transaction).

Transactions are validated on the XRP Ledger by a network of independent validator nodes. These nodes do not mine new blocks but participate in a consensus process to ensure that transactions are valid and correctly ordered on the XRP Ledger. Any node can be a validator, but for practical purposes, the XRP Ledger depends on a list of trusted validators known as the Unique Node List or “UNL.” Validators are entities (which can be individuals, institutions, or other organizations) that run nodes to participate in the consensus process. These validators ensure the integrity and accuracy of the ledger. Each node in the network maintains a Unique Node List — a list of other validators that the node trusts to reliably validate transactions. The XRP Ledger’s decentralized architecture means that different nodes may maintain different UNLs, but there needs to be some overlap in the UNLs for the consensus mechanism to work effectively. As of September 2025, the default configuration for the XRP Ledger has two Trusted Nodes Lists: one published by the XRP Foundation and one published by Ripple Labs. Typically, these default Trusted Nodes Lists are very similar to one another or even identical. As of September 2025, Ripple Labs runs only 1 of the 35 validators in the default Trusted Nodes Lists.

A transaction on the XRP Ledger begins when a user submits a transaction to the XRP Ledger network. The submitted transaction is broadcast to all validator nodes. Validators do not immediately confirm transactions as final; instead, they go through a process of reaching consensus on which transactions should be included in the next ledger version. Each validator collects incoming transactions into a proposed ledger, called a candidate ledger, and then exchanges their proposed candidate ledgers (also known as proposals) with other validators. The actual consensus process happens over several rounds. In each round, validators attempt to come to an agreement on which transactions should be included in the next ledger version. In each round, validators examine the transactions in the proposed ledger from the previous round and compare it to the proposals from other validators in their UNL. If the validator sees that a supermajority (typically 80% of validators) of trusted validators have proposed the same set of transactions, the validator updates its proposal to align with the majority. After a few rounds of exchanging proposals, when a supermajority (typically 80%) of validators have agreed on the same set of transactions, that version of the ledger is considered valid. All participating validators then update their copy of the ledger with the new, agreed-upon transactions. The final ledger version is broadcast to all nodes, and it becomes the new “official” state of the ledger.

Development and maintenance of the source code for the XRP Ledger is largely driven by a community of developers and contributors. Ripple Labs is influential, for example, as it employs a team of engineers and developers who contribute significantly to the core codebase of the XRP Ledger. The XRP Ledger Foundation is also influential as it relates to the development and governance of the XRP Ledger. The XRP Ledger Foundation is an independent organization established to support the development and adoption of the XRP Ledger. While Ripple Labs remains a key contributor, the XRP Foundation aims to ensure that the ledger remains open and decentralized, promoting transparency and inclusivity in its governance and development. Being an open-source project, the XRP Ledger also has contributions from independent developers and other entities interested in its success. These community contributors can propose changes, submit pull requests, and report issues.

The XRP Ledger has historically maintained high availability but has experienced notable disruptions. On February 4, 2025, the XRP Ledger experienced an unexpected halt in block production for approximately 64 minutes. During that time no new ledgers were validated, temporarily pausing all transactions. The root cause remains under investigation, but preliminary analysis suggests a validation issue that prevented consensus from being reached. On November 25, 2024, the XRP Ledger faced a disruption of approximately 10-minutes when several nodes crashed and restarted simultaneously, briefly halting transaction processing. The issue was identified and addressed by the RippleX team through a recommended upgrade to the latest Rippled version. No asset losses have occurred during these incidents, and built-in safety protocols ensured network recovery in both cases.

Overview of the XRP Ledger’s Operations

Prior to engaging in XRP transactions directly on the XRP Ledger, a user generally must first install on its computer or mobile device an XRP Ledger software program that will allow the user to generate a private and public key pair associated with a XRP address. The XRP Ledger software program and the XRP address also enable the user to connect to the XRP Ledger and transfer XRP to, and receive XRP from, other users. Each XRP Ledger address, or wallet, is associated with a unique “public key” and “private key” pair. To receive XRP, the XRP recipient must provide its public key to the party initiating the transfer. This activity is analogous to a recipient for a transaction in U.S. dollars providing a routing address in wire instructions to the payor so that cash may be wired to the recipient’s account. The payor approves the transfer to the address provided by the recipient by “signing” a transaction that consists of the recipient’s public key with the private key of the address from where the payor is transferring the XRP. The recipient, however, does not make public or provide to the sender its related private key.

XRP can be held in different types of wallets, including hardware wallets, software wallets and custodial wallets provided by digital asset trading platforms. The wallet essentially holds the private keys that control the account on the XRP Ledger. The private key is crucial for signing transactions on the ledger. Whoever possesses the private key associated with an XRP Ledger account effectively controls the XRP held by that account. While XRP is the native asset, the XRP Ledger also supports the holding and transferring of other assets (like USD, EUR, or other digital assets) through a system of trust lines. However, these other assets are not XRP itself; they are IOUs issued by institutions or individuals on the ledger.

Neither the recipient nor the sender reveal their private keys in a transaction, because the private key authorizes transfer of the funds in that address to other users. Therefore, if a user loses his or her private key, the user may permanently lose access to the XRP contained in the associated address. Likewise, XRP is irretrievably lost if the private key associated with them is deleted and no backup has been made. When sending XRP, a user’s XRP Ledger software program must validate the transaction with the associated private key. In addition, since every computation on the XRP Ledger requires processing power, there is a transaction fee involved with the transfer that is paid by the payor. The resulting digitally validated transaction is sent by the user’s XRP Ledger software program to the XRP Ledger validators to allow transaction confirmation.

Some XRP transactions are conducted “off-blockchain” (i.e., through centralized book-entries) and are therefore not recorded on the XRP Ledger. These “off-blockchain transactions” involve the transfer of control over, or ownership of, a specific digital wallet holding XRP or the reallocation of ownership of certain XRP in a pooled-ownership digital wallet, such as a digital wallet owned by a digital asset trading platforms. In contrast to on-blockchain transactions, which are publicly recorded on the XRP Ledger, information and data regarding off-blockchain transactions are generally not publicly available. Therefore, off-blockchain transactions are not truly XRP Ledger transactions in that they do not involve the transfer of transaction data on the XRP Ledger and do not reflect a movement of XRP between addresses recorded in the XRP Ledger. For these reasons, off-blockchain transactions are subject to risks as any such transfer of XRP ownership is not protected by the protocol behind the XRP Ledger or recorded in, and validated through, the ledger mechanism.

XRP can also be held in escrow on the XRP Ledger, meaning the XRP is locked up and released only when certain conditions are met (e.g., at a specific time or when a particular event occurs). This is a native feature of the ledger, providing flexibility for complex financial contracts. XRP can also be held in payment channels, which allow for off-ledger transactions to occur between two parties, with the final balance being settled on the ledger later. Each XRP Ledger account must also hold a minimum reserve of XRP (as of the date of this Prospectus 1 XRP) which cannot be spent. This ensures that only legitimate accounts are created and maintained. The XRP Ledger supports multi-signature accounts, where multiple keys can be required to authorize transactions. This adds an extra layer of security for holding and transferring large amounts of XRP.

Summary of an XRP Transaction

A transaction is initiated by a user who holds an XRP Ledger account. The user uses their wallet (software, hardware, or digital asset trading platform-based) to create a transaction. This transaction includes details such as the destination address, the amount of XRP to be transferred, and any additional flags or conditions (e.g., destination tag, which is used for transactions to exchanges or multi-user platforms).

To authenticate the transaction, the user’s wallet signs the transaction using the private key associated with their XRP Ledger account. The private key is critical, as it proves ownership of the account and authorizes the movement of funds. The signing process involves creating a cryptographic signature unique to the transaction details and the private key. This signature ensures that the transaction cannot be altered after it is signed.

Once signed, the transaction is submitted to the XRP Ledger network. This involves broadcasting the transaction to a network of decentralized validator nodes. The transaction is propagated across the network, where it is received by multiple validators. Validators are independent nodes that maintain a copy of the XRP Ledger and participate in the consensus process.

The XRP Ledger uses a unique consensus algorithm rather than proof-of-work or proof-of-stake. Validators participate in a consensus round, where they agree on the set of transactions to be included in the next ledger version. During this process, validators check the validity of each transaction (e.g., ensuring the sender has sufficient funds, the transaction is correctly signed, etc.). If 80% or more of the validators agree that the transaction is valid, it is included in the next ledger update.

The XRP Ledger operates in “ledger versions,” where each version is a new snapshot of the ledger’s state, including all confirmed transactions since the last version. When a transaction is confirmed through consensus, it is included in the next ledger version. Once the ledger version is closed and published (which happens approximately every 3-5 seconds), the transaction is considered final and irreversible. The recipient’s balance is updated, and the sender’s balance is deducted accordingly. In addition, a small transaction fee (measured in drops, where 1 XRP = 1,000,000 drops) is deducted from the sender’s account. Each transaction is assigned a unique transaction hash, which can be used to track and verify the transaction on the XRP Ledger. Once recorded in the ledger, the transaction is immutable, providing a permanent record of the transfer.

Creation of XRP

Initial Creation of XRP

Unlike other digital assets such as bitcoin or ether, XRP was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today was generated from the outset, without the need for a mining process. Of the 100 billion XRP generated by the XRP Ledger’s code, the founders of Ripple Labs retained 20 billion XRP and the rest, nearly 80 billion XRP, was provided to Ripple Labs.

XRP Supply

In 2017, to address concerns about the large portion of XRP held by Ripple Labs, the company introduced an escrow mechanism to lock up a significant portion of its XRP holdings. Under this mechanism, Ripple Labs placed 55 billion XRP (55% of the total supply) into a series of time-locked escrow accounts. The escrow releases 1 billion XRP per month over 55 months. This process adds a level of predictability and transparency about how much XRP can enter the market each month. If Ripple Labs does not use all of the 1 billion XRP released in a given month, the remaining amount is placed back into escrow for future release. The purpose of this escrow system is to reassure the market that Ripple Labs will not release too much XRP at once, which could potentially disrupt XRP’s price or market dynamics. According to XRPScan, a blockchain developer for XRP used by more than 50 exchanges globally, as of June 15, 2026, Ripple holds approximately 32.75 billion XRP (32.75% of the total supply) in escrow.

Modifications to the XRP Ledger

The process of modifying the XRP Ledger protocol starts with identifying a potential need or improvement relating to performance, security, new features, or other enhancements. The proposer drafts a formal proposal detailing the suggested change, including technical specifics, rationale, benefits, and risks. The proposal is shared with the XRP Ledger community through forums such as the XRP Ledger GitHub repository for feedback from developers, validators, and stakeholders. The proposer may refine the proposal based on community input to ensure it addresses the community’s needs and concerns.

If the proposal is generally well-received, the next step involves writing the necessary code to implement the change. This is often done by the proposer or a group of developers with expertise in the XRP Ledger’s codebase. The new code is rigorously tested in various environments. This might include test networks (such as the XRP Ledger Testnet) to ensure that the change does not introduce bugs or vulnerabilities and works as intended under different scenarios. The code is then reviewed by other developers, especially those with a deep understanding of the XRP Ledger. This peer review process is critical to maintain the integrity and security of the ledger.

Once the code is developed and tested, it is proposed as an “amendment” to the XRP Ledger. The amendment process is a governance mechanism that allows validators to vote on whether to adopt the proposed changes. Validators on the network signal their approval or disapproval of the amendment by updating their validator configuration. For the amendment to be activated, it must receive approval from at least 80% of the validators on the network for two weeks continuously. If the amendment meets the required threshold, it is automatically activated on the XRP Ledger, and the new functionality or modification becomes part of the ledger’s protocol.

Once activated, the changes are deployed across the XRP Ledger. All nodes running the XRP Ledger software must update to the latest version to remain compatible with the network. Even after deployment, the change is monitored to ensure it behaves as expected in the live environment. If any issues arise, the community may need to address them through additional updates or modifications.

After the change is implemented, the relevant documentation (such as the XRP Ledger technical documentation, API references, etc.) is updated to reflect the new features or modifications. The community is informed of the successful implementation through official channels, including developer blogs, forums, and updates to the GitHub repository.

XRP Value

Digital Asset Exchange Valuation

The value of XRP is determined by the value that various market participants place on XRP through their transactions. The most common means of determining the value of an XRP is by surveying one or more Digital Asset Exchanges where XRP is traded publicly and transparently (e.g., Coinbase Pro, Binance.US, and Kraken). Additionally, there may be over-the-counter dealers or market makers that transact in XRP.

Forms of Attack Against the XRP Ledger

All networked systems are vulnerable to various kinds of attacks. As with any computer network, the XRP Ledger contains certain flaws. The XRP Ledger relies on a decentralized network of validator nodes that agree on the order and validity of transactions. These nodes form the backbone of the consensus process. Each validator node maintains a Unique Node List, which is a list of other validators it trusts. For a malicious actor to take over, they would need to control a significant portion of the validators on the majority of these UNLs. To successfully alter the ledger, the malicious actor would likely need to control more than 80% of the validator nodes or the voting power on the most widely used UNLs.

If the malicious actor cannot control the validator nodes directly, they might attempt to compromise the validators that are already trusted by the network (i.e., those on the commonly used UNLs). This could involve hacking, bribery, deception or coercion. A malicious actor could also conduct an “eclipse attack.” In an eclipse attack, a malicious actor could isolate parts of the network so that the malicious actor’s nodes can influence the consensus in isolated sections of the network, eventually leading to a split or takeover.

Government Oversight of Digital Commodities

As digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies (including Financial Crimes Enforcement Network (“FinCEN”), SEC, CFTC, the Financial Industry Regulatory Authority (“FINRA”), the Consumer Financial Protection Bureau (“CFPB”), the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS and state financial institution and securities regulators) have been examining the operations of digital asset networks, digital asset users and the digital asset markets, with particular focus on the extent to which digital assets can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the safety and soundness of exchanges or other service providers that hold or custody digital assets for users. Many of these state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. The January 23, 2025 Executive Order, titled “Strengthening American Leadership in Digital Financial Technology,” aimed to reorient the federal government’s approach to digital assets, emphasize the importance of the digital asset industry in innovation and economic development, and outline policies to support the growth and use of digital assets, blockchain technology and related technologies. The order also revoked the March 9, 2022 Executive Order, titled “Responsible Development of Digital Assets,” and the U.S. Department of Treasury’s July 7, 2022 “Framework for International Engagement of Digital Assets” and all policies, directives and guidance issued pursuant to those items produced by the previous administration.

On January 21, 2025, the SEC announced the SEC Crypto Task Force. The objective of the task force was to develop a comprehensive and clear regulatory framework for crypto assets. On March 17, 2026, the SEC and CFTC issued a comprehensive interpretive release providing clarity on the application of on the application of federal securities laws to crypto assets, including by providing a five-category taxonomy to classify crypto assets and aligning SEC and CFTC oversight. In the interpretive release, the SEC provided that “digital commodities” are not considered securities. A digital commodity is a crypto asset that derives its value from the programmatic operation of a “functional” crypto system and market supply and demand dynamics, rather than from the expectation of profits from the essential managerial efforts of others. These assets are not securities because they lack the economic characteristics of securities (i.e., they do not generate passive yield, convey rights to future income or profits, or represent an interest in a business enterprise). In the view of the respective Fund, under the interpretive release, each of bitcoin, ether, SOL, and XRP are properly classified as a digital commodity.

Various foreign jurisdictions have adopted, and may continue in the near future to adopt, laws, regulations or directives that affect a digital asset network, the digital asset markets, and their users, particularly digital asset trading platforms and service providers that fall within such jurisdictions’ regulatory scope. For example:

• China has made transacting in cryptocurrencies illegal for Chinese citizens in mainland China, and additional restrictions may follow. China has banned initial coin offerings and there have been reports that Chinese regulators have taken action to shut down a number of China-based digital asset exchanges.

• South Korea determined to amend its Financial Information Act in March 2020 to require virtual asset service providers to register and comply with its AML and counter-terrorism funding framework. These measures also provide the government with the authority to close digital asset exchanges that do not comply with specified processes. South Korea has also banned initial coin offerings.

• The Reserve Bank of India in April 2018 banned the entities it regulates from providing services to any individuals or business entities dealing with or settling digital assets. In March 2020, this ban was overturned in the Indian Supreme Court, although the Reserve Bank of India is currently challenging this ruling.

• The United Kingdom’s Financial Conduct Authority published final rules in October 2020 banning the sale of derivatives and exchange traded notes that reference certain types of digital assets, contending that they are “ill-suited” to retail investors citing extreme volatility, valuation challenges and association with financial crime. The Financial Services and Markets Bill (“FSMB”), which was approved in late 2023, seeks to bring digital asset activities within the scope of existing laws governing financial institutions, markets and assets.

• The European Council of the European Union approved the text of the Markets in Crypto-Assets Regulation (“MiCA”) in October 2022, and went into full effect at the end of 2024. MiCA seeks to establish a regulatory framework for digital asset services across the European Union. MiCA is intended to serve as a comprehensive regulation of digital asset markets and imposes various obligations on digital asset issuers and service providers. The main aims of MiCA are industry regulation, consumer protection, prevention of market abuse and upholding the integrity of digital asset markets.

There remains significant uncertainty regarding foreign governments’ future actions with respect to the regulation of digital assets and digital asset trading platforms. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of a given digital commodity by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the such digital commodity’s ecosystem in the United States and globally.

Additional Risks of Investing in the Funds

Risk is inherent in all investing. Investing in a Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective. Before you invest, you should consider the following discussion of the risks of investing in the Funds. As with all investments, there are certain risks of investing in a Fund. Shares will change in value, and you could lose money by investing in the Fund. An investment in a Fund does not represent a complete investment program. An investment in the Funds is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

The 2x Funds are leveraged ETFs, which involve unique and substantial risks. The risks associated with the relevant reference asset and the accompanying futures contracts, as well the historic price volatility of such futures contracts, are exacerbated. The significance of each risk factor below may change over time and you should review each risk factor carefully.

The principal risks of investing in the Funds are set forth in the table below, followed by a description of each risk. If a particular risk is not listed for a specific Fund, this does not mean that the Fund is prohibited from investing in securities that may involve that risk or does not have exposure to the risks associated therewith.

	BITX	ETHU	SOLZ	SOLT	XRPI	XRPT	ZVOL
Risks Specific to the 2x Funds and its Use of Leverage
Aggressive Investment Risk	√	√		√		√
Compounding Risk	√	√		√		√
Leverage Risk	√	√		√		√
Holding Period Risk	√	√		√		√
Leveraged Correlation Risk	√	√		√		√
Target Exposure and Rebalancing Risk	√	√		√		√
Risks Specific to a Fund’s Investments
Investment Strategy Risk	√	√	√	√	√	√	√
Bitcoin Investing Risk	√
Ether Investing Risk		√
SOL Investing Risk			√	√
XRP Investing Risk					√	√
Volatility Premium risk							√
Futures Contracts Risk	√	√	√	√	√	√	√
Derivatives Risk	√	√	√	√	√	√	√
Swap Agreements Risk	√	√	√	√	√	√	√
Options Risk	√	√	√	√	√	√	√
Reverse Repurchase Agreements Risk	√	√	√	√	√	√	√
Risks Relating to Investing in Other Investment Companies or Other ETPs	√	√	√	√	√	√	√
Collateral Investments Risk	√	√	√	√	√	√	√
Asset Concentration Risk	√	√	√	√	√	√	√
Counterparty Risk	√	√	√	√	√	√	√
Clearing Broker Risk	√	√	√	√	√	√	√
Non-Diversification Risk	√	√	√	√	√	√	√
Equity Market Linked Volatility Risk							√
Risks Related to the Management of the Funds
Active Management Risk	√	√	√	√	√	√	√
Frequent Trading Risk	√	√	√	√	√	√	√
Rebalancing Risk	√	√	√	√	√	√	√
Operational Risk	√	√	√	√	√	√	√
Valuation Risk	√	√	√	√	√	√	√

	BITX	ETHU	SOLZ	SOLT	XRPI	XRPT	ZVOL
Risks Relating to the Trading of Shares
Trading Issues Risk	√	√	√	√	√	√	√
Authorized Participant Concentration Risk	√	√	√	√	√	√	√
Market Maker Risk	√	√	√	√	√	√	√
Premium/Discount Risk	√	√	√	√	√	√	√
Active Market Risk	√	√	√	√	√	√	√
Cash Transaction Risk.	√	√	√	√	√	√	√
Risks Related to Regulation, External Factors, and Federal Income Tax Consequences
Tax Risk	√	√	√	√	√	√	√
Risks Related to the Regulation of Bitcoin, Ether, SOL or XRP	√	√	√	√	√	√
Subsidiary Regulatory Risk	√	√	√	√	√	√	√
Commodity Regulatory Risk	√	√	√	√	√	√	√
Natural Disaster/Epidemic Risk	√	√	√	√	√	√	√
Cybersecurity Risk	√	√	√	√	√	√	√

Risks Specific to the 2x Funds and its Use of Leverage

Aggressive Investment Risk. The value of an investment in a 2x Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of a 2x Fund and the possibility that you could lose your entire investment in a 2x Fund you should not invest in such 2x Fund. The value of an investment in a 2x Fund could decline significantly and without warning, including to zero. Shares will change in value, and you could lose money by investing in a 2x Fund. You should be prepared to lose your entire investment. A 2x Fund may not achieve its investment objective.

Compounding Risk. The 2x Funds each have a single day investment objective, and such 2x Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of a 2x Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from twice (2x) the daily return of the relevant reference asset for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as volatility of the reference asset of a 2x Fund and holding periods increase.

Leverage Risk. Daily rebalancing and the compounding of each day’s return over time means that the return of a 2x Fund for a period longer than a single day will be the result of each day’s returns compounded over the period. This will very likely differ in amount, and possibly even direction, from twice the return of the relevant reference asst of a 2x Fund for the same period. Each 2x Fund will lose money if the relevant reference asset’s performance is flat over time. A 2x Fund can lose money regardless of the performance of the relevant reference asset, as a result of daily rebalancing, volatility, compounding of each day’s return and other factors.

As with all investments, there are certain risks of investing in a 2x Fund. Shares will change in value, and you could lose money by investing in a 2x Fund. An investment in a 2x Fund does not represent a complete investment program. An investment in a 2x Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in a 2x Fund. As a leveraged ETF, the unique and substantial risks associated with Bitcoin-Linked Instruments, Ether-Linked Instruments, SOL-Linked Instruments, and XRP-Linked Instruments, respectively, and the historic price volatility of the relevant futures contracts, are exacerbated.

Holding Period Risk. The performance of a 2x Fund for periods longer than a single day will likely differ from twice (2x) the daily return of the 2x Fund’s reference target. This difference may be significant. If you are considering holding Shares for longer than a day, it’s important that you understand the impact of the returns and volatility (how much the value of an asset moves up and down from day-to-day) on your holding period return. Volatility has a negative impact on a 2x Fund’s returns. During periods of higher volatility, volatility may affect a 2x Fund’s returns as much as or more than the return of the respective reference asset.

The following table illustrates the impact of volatility and return on a 2x Fund’s returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of a 2x Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in a 2x Fund in light of your individual investment goals and risk tolerance.

In the table areas shaded darker represent those scenarios where a 2x Fund can be expected to return less than twice (2x) the daily return of its reference asset. As the table shows, your return will tend to be worse than the twice (2x) the daily return of the respective reference asset when there are smaller gains or losses and higher volatility. Your return will tend to be better than the twice (2x) the daily return of the respective reference asset when there are larger gains or losses and lower volatility. You may lose money when the return of the respective reference asset is flat (i.e., close to zero) and you may lose money when the respective reference asset rises.

The table uses hypothetical annualized volatility and returns to illustrate the impact of these two factors on performance of a 2x Fund over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return for a one-year period. Each column corresponds to a level of hypothetical annualized volatility. For example, a 2x Fund may mistakenly be expected to achieve a (40)% return on a yearly basis if the annual return of the respective reference asset were (20)%. However, as the table shows, with a one-year return of such asset at (20)% and an annualized volatility of such asset of 50%, a 2x Fund could be expected to return (50.2)%.

One Year Reference Asset Performance	Two Times (2x) One Year Reference Asset Performance	Reference Asset Volatility
		0%	10%	20%	30%	40%	50%	60%
(60)%	(120)%	(84.0)%	(84.2)%	(84.6)%	(85.4)%	(86.4)%	(87.5)%	(88.8)%
(50)%	(100)%	(75.0)%	(75.2)%	(76.0)%	(77.2)%	(78.7)%	(80.5)%	(82.6)%
(40)%	(80)%	(64.0)%	(64.4)%	(65.4)%	(67.1)%	(69.3)%	(72.0)%	(74.9)%
(30)%	(60)%	(51.0)%	(51.5)%	(52.9)%	(55.2)%	(58.2)%	(61.8)%	(65.8)%
(20)%	(40)%	(36.0)%	(36.6)%	(38.5)%	(41.5)%	(45.5)%	(50.2)%	(55.3)%
(10)%	(20)%	(19.0)%	(19.8)%	(22.2)%	(26.0)%	(31.0)%	(36.9)%	(43.5)%
0%	0%	0.0%	(1.0)%	(3.9)%	(8.6)%	(14.8)%	(22.1)%	(30.2)%
10%	20%	21.0%	19.8%	16.3%	10.6%	3.1%	(5.8)%	(15.6)%
20%	40%	44.0%	42.6%	38.4%	31.6%	22.7%	12.1%	0.5%
30%	60%	69.0%	67.3%	62.4%	54.5%	44.0%	31.6%	17.9%
40%	80%	96.0%	94.0%	88.3%	79.1%	67.0%	52.6%	36.7%
50%	100%	125.0%	122.8%	116.2%	105.6%	91.7%	75.2%	57.0%
60%	120%	156.0%	153.5%	146.0%	134.0%	118.1%	99.4%	78.6%

The above table assumes (i) no 2x Fund expenses and (ii) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included, a 2x Fund’s performance would be different than shown. Below is additional volatility information for each reference asset for the 2x Funds for the relevant periods ended December 31, 2025.

Digital Commodity	Average Annual Historical Volatility Rate (five-year period)	Highest annual volatility rate over last five-years (year)	Average Annualized total return performance (five-year period)
bitcoin	56.79%	80.15% (2021)	24.76%
ether	75.43%	104.63% (2021)	32.14%
SOL	109.46%	160.79% (2021)	141.67%
XRP	94.88%	139.67% (2021)	52.24%

There can be no assurance that a 2x Fund will achieve its investment objective or avoid substantial losses. Each 2x Fund does not seek to achieve its stated investment objective over a period of time greater than a single day because mathematical compounding prevents such 2x Fund from achieving such results. Results for a 2x Fund over periods of time greater than a single day should not be expected to be a simple return of twice the underlying reference assert. Each 2x Fund’s returns will likely differ in amount and possibly even direction from twice the underlying reference asset over the same period. These differences can be significant.

Leveraged Correlation Risk. A number of factors may affect a 2x Fund’s ability to achieve a high degree of leveraged (2x) correlation with its respective reference asset, and there is no guarantee that a 2x Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a 2x Fund from achieving its investment objective, and the percentage change of a 2x Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from twice the returns of its target reference asset on a given day.

A number of other factors may adversely affect a 2x Fund’s sought-after 2x correlation with its reference asset, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for other instruments linked to the respective asset in which the respective 2x Fund invests. A 2x Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect such 2x Fund’s correlation and ability to achieve its investment objective. A 2x Fund may also be subject to large movements of assets into and out of a 2x Fund, potentially resulting in such 2x Fund being under- or over-exposed to its respective reference asset. Any of these factors could decrease correlation between the performance of the 2x Fund and its reference asset and may hinder such 2x Fund’s ability to meet its investment objective.

Target Exposure and Rebalancing Risks. Each 2x Fund normally will seek to maintain notional exposure to its respective reference asset at 200%. However, in order to comply with certain tax qualification tests at the end of each tax quarter, each 2x Fund may reduce its exposure to its respective futures contracts on or about such date. If the value of the respective futures contracts rises during such periods when a 2x Fund has reduced its futures exposure to such contracts, without gaining a similar increased exposure through other instruments linked to the respective asset, the performance of such 2x Fund may be less than it would have been had the 2x Fund maintained its exposure through such period.

In addition, unless the Fund is able to invest adequately in other instruments linked to the respective asset, significant and unpredictable increases in margin rates associated with a 2x Fund’s futures contracts relative to prevailing futures prices could result in a 2x Fund not achieving its target 2x exposure and as such would cause a 2x Fund to experience greater risk of failing to meet its investment objective.

Risks Specific to a Fund’s Investments

Investment Strategy Risk. The Funds, through its respective Subsidiary, invest primarily in futures contracts. The Fund does not invest directly in or hold the asset underlying such futures contracts. Instead, each Fund seeks to benefit from increases (or decreases, in the case of ZVOL) in the price of its respective futures contracts for a single day. The price of given futures contracts may differ, sometimes significantly, from the current cash price of the asset, which is sometimes referred to as the “spot” price. Consequently, the Funds may perform differently from the spot price. Transaction costs (including the costs associated with futures contracts investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of the futures contracts utilized by a Fund and decrease the correlation between the performance of such futures contracts and the underlying reference asset, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the underlying reference asset. To the extent a Fund invests in back-month futures contracts, the performance of such Fund should be expected to deviate more significantly from the performance of the underlying reference asset.

Bitcoin Investing Risk. BITX is indirectly exposed to the risks of investing in bitcoin through its investments in Bitcoin Futures Contracts. BITX does not invest directly in bitcoin. Bitcoin is a relatively new and highly speculative investment, and historically, has been subject to significant price volatility. The risks associated with bitcoin include the following:

• Bitcoin is a new technological innovation with a limited history. There is no assurance that usage of bitcoin will continue to grow. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which could adversely impact the value of BITX. The Bitcoin Network was launched in January 2009, platform trading in bitcoin began in 2010, and Bitcoin Futures trading began in 2017, each of which limits a potential shareholder’s ability to evaluate an investment in BITX.

• BITX’s investments in Bitcoin Futures Contracts are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks. The price of bitcoin is impacted by numerous factors, including:

• The total and available supply of bitcoin, including the possibility that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has thus far been created and that sales of bitcoin by such large holders may impact the price of bitcoin;

• Global bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of bitcoin as payment for goods and services, the security of online digital asset trading platforms and public bitcoin addresses that hold bitcoin, the perception that the use and holding of bitcoin is safe and secure, the lack of regulatory restrictions on their use, and the reputation regarding the use of bitcoin for illicit purposes;

• The fact that bitcoin is not presently widely accepted as a medium of exchange, which may be due to a number of common impediments and/or disadvantages to adopting the Bitcoin Network as a payment network, including the slowness of transaction processing and finality, variability of transaction fees, and volatility of the price of bitcoin;

• Global bitcoin supply, which is influenced by similar factors as global bitcoin demand, in addition to fiat currency (i.e., government currency not backed by an asset such as gold) needs by miners and taxpayers who may liquidate bitcoin holdings to meet tax obligations;

• Investors’ expectations with respect to the rate of inflation of fiat currencies and deflation of bitcoin;

• Foreign exchange rates between fiat currencies and digital assets such as bitcoin;

• Interest rates;

• The continued operation of digital asset trading platforms in the United States and foreign jurisdictions, including their regulatory status, trading and custody policies, and cybersecurity;

• Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in bitcoin;

• Regulatory measures, if any, that restrict the use of bitcoin as a form of payment or the purchase or sale of bitcoin, including measures that restrict the direct or indirect participation in the bitcoin market by financial institutions or the introduction of bitcoin instruments;

• The maintenance and development of the open-source software protocol of the Bitcoin Network;

• Increased competition from other digital assets, including forks of the Bitcoin Network;

• Developments in the information technology sector;

• Global or regional political, economic or financial events and situations;

• Investor or Bitcoin Network participant sentiments on the value or utility of bitcoin; and

• The dedication of mining power to the Bitcoin Network and the willingness of bitcoin miners to clear bitcoin transactions for relatively low fees.

Negative developments in any of these factors could adversely impact an investment in BITX.

• A decline in the adoption of bitcoin could negatively impact the performance of BITX. As a new asset and technological innovation, the bitcoin industry is subject to a high degree of uncertainty. The adoption of bitcoin will require growth in its usage for various applications that include retail and commercial payments, cross-border and remittance transactions, speculative investment and technical applications. Adoption of bitcoin will also require an accommodating regulatory environment. A lack of expansion in usage of bitcoin could adversely affect the Bitcoin Futures Contracts in which BITX invests. In addition, there is no assurance that bitcoin will maintain its value over the long-term. The value of bitcoin is subject to risks related to its usage. Even if growth in bitcoin adoption occurs in the near or medium-term, there is no assurance that bitcoin usage will continue to grow over the long-term. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which would adversely impact the value of the Shares. Recently, bitcoin has come under scrutiny for its environmental impact, specifically the amount of energy consumed by bitcoin miners. Some companies have indicated they will cease accepting bitcoin for certain kinds of purchases due to such environmental concerns. To the extent such concerns persist, the demand for bitcoin and the speed of its adoption could be suppressed.

• Bitcoin trading prices are volatile, and shareholders could lose all or substantially all of their investment in BITX. Speculators and investors who seek to profit from trading and holding bitcoin generate a significant portion of bitcoin demand. Bitcoin speculation regarding future appreciation in the value of bitcoin may inflate and make more volatile the price of a bitcoin. As a result, bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of bitcoin. Notably, bitcoin has been prone to rapid price declines, including significant declines occurring in a single day, throughout its history. For example, on March 12, 2020, bitcoin spot prices dropped by more than -37% on March 12, 2020, due to rapidly growing concerns about the COVID-19 outbreak. Front-month future contracts on the CME dropped -23.5% that day.

The price of bitcoin and Bitcoin Futures Contracts may be impacted by events in other parts of the blockchain and digital asset ecosystem, even if such events are not directly related to the security or utility of bitcoin, the Bitcoin Network, or Bitcoin Futures Contracts. Such events may precipitate a significant decline in the price of bitcoin and Bitcoin Futures Contracts.

For example, in May 2022, the TerraUSD stablecoin experienced a loss of confidence, resulting in a 98% drop by the end of the month from its intended $1.00 USD peg. The collapse in the price of TerraUSD had wide consequences for the entire blockchain and digital asset ecosystem. The drop in TerraUSD contributed to the collapse of crypto lending platforms Celsius and Voyager, as well as prominent crypto hedge fund Three Arrows Capital. Many digital assets were dragged down by the news, including bitcoin, which dropped from its recent high $47,062 in March 30, 2022, to $19,785 by June 30, 2022, a drop of more than 58%.

In November 2022, FTX Trading Ltd. (“FTX”), a major digital asset trading platform, filed for bankruptcy following a halt in customer withdrawals and allegations of mismanagement of customer assets. The announcement precipitated steep price drops across various digital assets, including Bitcoin, which lost more than 25% of its value in the immediate wake of the revelations.

On June 5, 2023, The SEC charged Binance Holdings Ltd. (“Binance”), which operates the largest crypto asset trading platform in the world, Binance.com; BAM Trading Services Inc., which, together with Binance, operates the crypto asset trading platform, Binance.US; and their founder, Changpeng Zhao, with a variety of securities law violations.

Future announcements and events related to bitcoin, the Bitcoin Network, other digital assets, NFTs, and digital asset firms, including digital asset trading platforms, lending platforms, hedge funds, market makers, and custodians, may significantly impact Bitcoin Futures Contracts prices and expose BITX to significant risks.

• Regulation of participants in the bitcoin ecosystem continues to evolve in both the U.S. and foreign jurisdictions, which may restrict the use of bitcoin or otherwise impact the demand for bitcoin. As a technology, the Bitcoin Network is governed by its internal protocols and source code; however, the use by individuals or businesses of the Bitcoin Network and bitcoin may be subject to government regulation. Both domestic and foreign regulators and governments have increased focus on the use of the Bitcoin Network and bitcoin since 2013. Many digital asset platforms are unlicensed, unregulated, operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, and may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these digital asset platforms is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues. In the U.S., federal and certain state authorities have exercised jurisdiction over specific uses of the Bitcoin Network and bitcoin, typically in the context of money service business regulation. Some foreign regulators and governments have exercised similar regulatory oversight; however, other jurisdictions have determined that regulatory action was premature or that the use of the Bitcoin Network should be prohibited or limited for reasons such as incompatibility with capital controls or financial system risks. Bitcoin market disruptions and resulting governmental interventions are unpredictable, and may make bitcoin illegal altogether. Future foreign regulations and directives may conflict with those in the U.S., and such regulatory actions may restrict or make bitcoin illegal in foreign jurisdictions. Future regulations and directives may impact the demand for bitcoin, and may also affect the ability of digital asset trading platforms to operate and for other market participants to enter into bitcoin transactions. Currently, there is either a fragmentation of regulatory efforts or a general lack of regulation in U.S. and foreign markets. As a result of fragmented regulatory efforts or lack of regulation, individuals or groups may engage in fraud of market manipulation. Further, the bitcoin market globally and in the United States is not subject to comparable regulatory guardrails as exist in regulated securities markets. Many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities such as market manipulation, front-running of trades, and wash-trading may not be available to or employed by digital asset platforms, or may not exist at all. Over the past several years, some digital asset platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset platforms. The closure or temporary shutdown of a digital asset platform used in calculating the value of the Bitcoin Futures Contracts could adversely affect the value of BITX.

To the extent that future regulatory actions or policies limit or restrict bitcoin usage, bitcoin trading or the ability to convert bitcoin to fiat currencies, the demand for bitcoin may be reduced, which may adversely affect investment in the Shares. Regulation of bitcoin continues to evolve, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of bitcoin and, thus, the Bitcoin Futures Contracts in which BITX invests. Moreover, in addition to exposing BITX to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to BITX’s investment strategies. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that BITX may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

• Sales of newly mined bitcoin may cause the price of bitcoin to decline, which could negatively affect an investment in BITX. Approximately 450 newly mined bitcoin are created each day. If the parties engaged in bitcoin mining choose not to hold the newly mined bitcoin, and, instead, make them available for sale, there can be downward pressure on the price of bitcoin. A bitcoin mining operation may be more likely to sell a higher percentage of its newly created bitcoin, and more rapidly so, if it is operating at a low profit margin, thus reducing the price of bitcoin. Lower bitcoin prices may result in further tightening of profit margins for miners and worsening profitability, thereby potentially causing even further selling pressure. Decreasing profit margins and increasing sales of newly mined bitcoin could result in a reduction in the price of bitcoin, which could adversely impact an investment in BITX.

• Disruptions at digital asset trading platforms and potential consequences of a digital asset trading platform’s failure could adversely affect an investment in BITX. Digital asset trading platforms operate websites on which users can trade bitcoin for U.S. dollars, other government currencies or other digital assets. Trades on digital asset trading platforms are unrelated to transfers of bitcoin between users via the Bitcoin Network. Bitcoin trades on digital asset trading platforms are recorded on the digital asset trading platform’s internal ledger only, and each internal ledger entry for a trade will correspond to an entry for an offsetting trade in U.S. dollars, other government currency or other digital asset. Digital asset trading platforms have a limited history, and during this limited history, bitcoin prices on the digital asset markets generally, and on digital asset platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. Unlike exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation and are highly fragmented. As a result, individuals or groups may engage in fraud or market manipulation. Since 2009, several digital asset trading platforms have been closed or experienced disruptions due to fraud, failure, security breaches or distributed denial of service attacks a/k/a “DDoS Attacks.” A DDoS attack is a malicious attempt to disrupt the normal traffic of network by overwhelming the target or its infrastructure with a flood of internet traffic. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their funds held at the exchanges. In 2014, the largest digital asset trading platform at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 bitcoin, then valued then at over $450 million. Digital asset trading platforms are also appealing targets for hackers and malware. In August 2016, Bitfinex, a digital asset trading platform located in Hong Kong, reported a security breach that resulted in the theft of approximately 120,000 bitcoin valued at the time at approximately 6 $65 million, a loss which was socialized and allocated to all Bitfinex account holders, regardless of whether the account holder held bitcoin or cash in their account. In November 2022, FTX Trading Ltd. (“FTX”), a major digital asset trading platform, filed for bankruptcy following a halt in customer withdrawals. The potential for instability of digital asset trading platforms and the closure or temporary shutdown of exchanges due to fraud, business failure, hackers, DDoS or malware, or government-mandated regulation may reduce confidence in bitcoin, which may result in greater volatility in bitcoin.

• Demand for bitcoin is driven, in part, by its status as the most prominent and secure digital asset. It is possible that a digital assets other than bitcoin (often referred to as “Altcoins”) could have features that make it more desirable to a material portion of the digital asset user base, resulting in a reduction in demand for bitcoin, which could have a negative impact on the price of bitcoin and adversely affect the Bitcoin Futures Contracts in which BITX invests. The Bitcoin Network and bitcoin, as an asset, hold a “first-to-market” advantage over other digital assets. This first-to-market advantage is driven in large part by having the largest user base and, more importantly, the largest combined mining power in use to secure the Blockchain and transaction verification system. Having a large mining network results in greater user confidence regarding the security and long-term stability of a digital asset’s network and its blockchain; as a result, the advantage of more users and miners makes a digital asset more secure, which makes it more attractive to new users and miners, resulting in a network effect that strengthens the first-to-market advantage. Bitcoin also enjoys significantly greater acceptance and usage than other digital asset networks in the retail and commercial marketplace, due in large part to the relatively well-funded efforts of payment processing companies. However, it is possible that other blockchains will emerge that are similarly designed to serve as an alternative payment system, such as those focused on privacy through the use of zero-knowledge cryptography. These alternative blockchains have in the past and may in the future seek to compete with the Bitcoin Network by offering networks that improve the speed of transaction processing, address issues in the finality and variability of transaction fees in the Bitcoin Networks, and with lesser volatility in the digital asset’s price than bitcoin. In addition, it is also possible that other digital assets and trading systems could become more widely accepted and used than bitcoin. The market demand for these alternative blockchains may reduce the market demand for bitcoin which would adversely impact the price of bitcoin. Despite the marked first-mover advantage of the Bitcoin Network over other digital assets, it is possible that an Altcoin could become materially popular due to either a perceived or exposed shortcoming of the Bitcoin Network protocol that is not immediately addressed by the bitcoin developers or a perceived advantage of an altcoin that includes features not incorporated into bitcoin. For example, the development of digital self-executing contracts (also known as “smart contracts” or “DeFi”) on the Ethereum network has permitted the value of its native unit (ether) to rival bitcoin for periods of time. If an Altcoin obtains significant market share (either in market capitalization, mining power or use as a payment technology), this could reduce bitcoin’s market share and have a negative impact on the demand for, and price of, bitcoin. Finally, the continued adoption of bitcoin may require growth in its usage as a means of payment. The slowness of transaction processing and the variability of transaction fees are significant impediments to the widespread adoption of bitcoin. To address these issues, participants have created secondary networks that layer on top of the blockchain to facilitate small, low-cost transactions (e.g., Lightning Network). These secondary networks may be more vulnerable to fraud and malicious attacks and may experience greater price volatility. In addition, participants have been slow to adopt these secondary networks. If the adoption and use of bitcoin slows or contracts, bitcoin may become less liquid, and the price of bitcoin may experience greater volatility.

• Miners may cease expanding processing power to create blocks and verify transactions if they are not adequately compensated. Miners generate revenue from both newly created bitcoin (known as the “block reward”) and from fees taken upon verification of transactions. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. An acute cessation of mining operations would reduce the collective processing power on the Blockchain, which would adversely affect the transaction verification process by temporarily decreasing the speed at which blocks are added to the Blockchain and make the Blockchain more vulnerable to a malicious actor obtaining control in excess of 50 percent of the processing power on the Blockchain. Reductions in processing power could result in material, though temporary, delays in transaction confirmation time. Any reduction in confidence in the transaction verification process or mining processing power may adversely impact the price of bitcoin. Furthermore, the block reward will decrease over time. In April 2024, the block reward was reduced from 6.25 to 3.125 bitcoin, and it will further reduce to 1.5625 bitcoin in 2028. As the block reward continues to decrease over time, the mining incentive structure will transition to a higher reliance on transaction verification fees in order to incentivize miners to continue to dedicate processing power to the Blockchain. If transaction verification fees become too high, the marketplace may be reluctant to use bitcoin. Decreased demand for bitcoin may adversely affect its price, which may adversely affect an investment in BITX.

• Bitcoin Network development contributors could propose amendments to the Bitcoin Network’s protocols and software that, if accepted and authorized by large groups of Bitcoin Network users, could adversely affect an investment in BITX. The Bitcoin Network is an open-source project meaning that any developer or computer scientist may review, propose changes to and develop software clients for the Bitcoin Network protocols. Although a small group of individuals referred to as the Core Developers previously exercised significant influence over the direction of Bitcoin Network development, no single party or group controls what refinements or improvements to the Bitcoin Network’s source code are proposed, approved or produced as upgrades or new software clients for Bitcoin Network users. A software update or new software client may alter the protocols and software that govern the Bitcoin Network and the properties of bitcoin, including the irreversibility of transactions and limitations on the mining of new bitcoin. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented, and the Bitcoin Network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the Bitcoin Network (and the Blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin Network running in parallel, but with each version’s underlying asset and blockchain lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Although several chain forks have been addressed by community-led efforts to merge the two chains, such a fork could adversely affect Bitcoin’s viability. It is possible, however, that a substantial number of Bitcoin users and miners could adopt an incompatible version of Bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork. On August 1, 2017, after 7 extended debates among developers as to how to improve the Bitcoin network’s transaction capacity, the Bitcoin network was forked by a group of developers and miners resulting in the creation of a new blockchain, which underlies the new digital asset “Bitcoin Cash” alongside the original Bitcoin Blockchain. Bitcoin and Bitcoin Cash now operate on separate, independent blockchains. Although the Bitcoin Network remained unchanged after the fork, it is unclear how such actions will affect the long-term viability of bitcoin and, accordingly, may adversely affect an investment in BITX.

• The decentralized structure of Bitcoin Network software development may prevent the formation of a consensus on how to improve and modify the Bitcoin Network, which could prevent needed or desirable updates and thereby adversely impact an investment in BITX. The lack of a formal or informal centralized structure in the development of Bitcoin Network means that parties with potentially competing motives and incentives must generate a consensus on how best to improve key elements of the Bitcoin Network protocols, such as how best to increase the transaction capacity of the Bitcoin Network. If developer proposals to improve the Bitcoin Network’s protocols are incapable of obtaining an overwhelming consensus for adoption, a proposal may either be abandoned or indefinitely delayed pending the formation of consensus or the proposal may result in a fork. If a desirable or necessary improvement to the Bitcoin Network protocols is not implemented, it may have a negative impact on the functioning of the Bitcoin Network or the growth of user adoption. Any such delay may, therefore, have a negative impact on the secondary market price of bitcoin and the Bitcoin Futures Contracts in which BITX invests.

• The open-source structure of the Bitcoin Network protocol means that the contributors to the protocol are generally not directly compensated for their contributions in maintaining and developing the protocol. A failure to properly monitor and upgrade the protocol could damage the Bitcoin Network and, therefore, an investment in the Bitcoin Futures Contracts in which BITX invests. As the Bitcoin Network protocol is not sold and its use does not generate revenues for contributors, contributors are generally not compensated for maintaining and updating the Bitcoin Network protocol. Although some bitcoin industry participants have funded core developers, this type of financial incentive is not typical. The lack of guaranteed financial incentive for contributors to maintain or develop the Bitcoin Network and the lack of guaranteed resources to adequately address emerging issues with the Bitcoin Network may reduce incentives to address the issues adequately or in a timely manner. This may have a negative impact on the secondary market price of bitcoin and an investment in BITX.

• Intellectual property rights claims may adversely affect the operation of the Bitcoin Network. Third parties may assert intellectual property claims relating to the holding and transfer of digital assets and their source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Bitcoin network’s long-term viability or the ability of end-users to hold and transfer bitcoin may adversely affect an investment in BITX. Additionally, a meritorious intellectual property claim could prevent end-users from accessing the Bitcoin Network or holding or transferring their bitcoin. As a result, an intellectual property claim could adversely affect an investment in the Bitcoin Futures Contracts in which BITX invests.

• A malicious actor may attack the Bitcoin Network in an effort to prevent its function, which may adversely impact an investment in BITX. A malicious actor may attack the Bitcoin Network in a number of ways, including a “50 Percent Attack” or a spam attack. If a malicious actor obtains a majority of the processing power (referred to herein as “aggregate hashrate”) dedicated to mining on the Bitcoin Network, it will be able to exert unilateral control over the addition of blocks to the Blockchain. As long as the malicious actor enjoys this majority it may be able to “double-spend” its own bitcoin (i.e., spend the same bitcoin in two or more conflicting transactions) as well as prevent the confirmation of other Bitcoin transactions. If such a scenario were to materialize, it could adversely affect an investment in BITX. More simply, a malicious actor could attempt to flood the pool of unconfirmed transactions (known as the “mempool”) with tens of thousands of transactions in an effort to significantly slow the confirmation of legitimate transactions across the Bitcoin Network. Such a delay, if sustained for extended periods of time, could negatively impact the secondary market price of Bitcoin. These or any other form of attack on the Bitcoin Network could adversely affect an investment in the Bitcoin Futures Contracts in which BITX invests. Moreover, in the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the Bitcoin Network, which would adversely affect the value of BITX. Moreover, functionality of the Bitcoin Network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin. Even if another digital asset other than bitcoin were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of BITX.

• The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the Bitcoin Network, which would adversely affect the value of BITX. Moreover, functionality of the Bitcoin Network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin. Even if another digital asset other than bitcoin were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of BITX.

• In the event of widespread disruption to the Internet, the market for bitcoins may become dangerously illiquid. The Bitcoin Network’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin Network and adversely affect the Bitcoin Futures Contracts in which BITX invests. In addition, certain features of the Bitcoin Network, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

Ether Investing Risk. ETHU is indirectly exposed to the risks of investing in ether through its investments in Ether Futures Contracts. ETHU does not invest directly in ether. Ether is a relatively new and highly speculative investment, and historically, has been subject to significant price volatility. The risks associated with ether include the following:

• Ether Risk. Ether is a relatively new innovation and the market for ether is subject to rapid price swings, changes and uncertainty. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, ether and Ether Futures Contracts present unique and substantial risks, and historically have been subject to significant price volatility. The value of ether has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these digital assets generally may not be based on fundamental analysis.

Governance of decentralized networks, such as the Ethereum Network, is achieved through voluntary consensus and open competition. In other words, while the Ethereum Foundation does serve as a driver of implementation of certain upgrades, the Ethereum Network has no central decision-making body or clear manner in which participants can come to an agreement other than through overwhelming consensus. The lack of clarity on governance may adversely affect ether’s utility and ability to grow and face challenges, both of which may require solutions and directed effort to overcome problems, especially long-term problems. For example, a seemingly simple technical issue once divided the Ethereum Network community: namely, whether to increase the block size of the blockchain or implement another change to increase the scalability of ether. To the extent lack of clarity in corporate governance of the Ethereum Network leads to ineffective decision- making that slows development and growth, the value of the Shares may be adversely affected.

A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. These holders have the ability to manipulate the price of ether. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, spot ether and digital asset trading platforms are largely unregulated and/or may be operating out of compliance with applicable regulation, as noted below. As a result of the lack of regulation and/or that such platforms may be operating out of compliance with applicable regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading platforms have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, Ether Futures Contracts, and ETHU. Finally, the creation of a “fork” (as described below) or a substantial giveaway of ether (sometimes referred to as an “airdrop”) may result in significant and unexpected declines in the value of ether, Ether Futures Contracts, and ETHU.

• The Ethereum Network is an open-source network and changes require voluntary adoption by users and validators; disagreements over protocol modifications can result in permanent “forks” that split into competing networks. The Ethereum Network is an open source project with no official developer or group of developers that controls it. However, the Ethereum Network’s development has been overseen by the Ethereum Foundation and other core developers. The Ethereum Foundation and core developers are able to access and alter the Ethereum Network source code and, as a result, they are responsible for quasi-official releases of updates and other changes to the Ethereum Network’s source code.

In 2021, the Ethereum Network implemented the EIP-1559 upgrade. EIP-1559 changed the methodology used to calculate the fees paid to miners (now validators). This new methodology splits fees into two components: a base cost and priority fee. The base cost is now removed from circulation, or “burnt”, and the priority fee is paid to validators. EIP-1559 has reduced the total net issuance of ether fees to validators. The release of updates to the Ethereum Network’s source code does not guarantee that the updates will be automatically adopted. Users and validators must accept any changes made to the Ethereum source code by downloading the proposed modification of the Ethereum Network’s source code. A modification of the Ethereum Network’s source code is only effective with respect to the Ethereum users and validators that download it. If a modification is accepted only by a percentage of users and validators, a division in the Ethereum Network will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.” A temporary or permanent “fork” could adversely affect an investment in the Shares.” Consequently, as a practical matter, a modification to the source code becomes part of the Ethereum Network only if accepted by participants collectively having a majority of the validation power on the Ethereum Network.

The Ethereum Network has a history of forks. In July 2016, the Ethereum Network experienced what is referred to as a permanent hard fork that resulted in two different versions of its blockchain: Ethereum and Ethereum Classic.

In April 2016, a blockchain solutions company known as Slock.it announced the launch of a decentralized autonomous organization, known as “The DAO” on the Ethereum Network. The DAO was designed as a decentralized crowdfunding model, in which anyone could contribute ether tokens to The DAO in order to become a voting member and equity stakeholder in the organization. Members of The DAO could then make proposals about different projects to pursue and put them to a vote. By committing to profitable projects, members would be rewarded based on the terms of a smart contract and their proportional interest in The DAO. As of May 27, 2016, $150 million, or approximately 14% of all ether outstanding, was contributed to, and invested in, The DAO.

On June 17, 2016, an anonymous hacker exploited The DAO smart contract code to syphon approximately $60 million, or 3.6 million ether, into a segregated account. Upon the news of the breach, the price of ether was quickly cut in half as investors liquidated their holdings and members of the Ethereum community worked to determine a solution.

In the days that followed, several attempts were made to retrieve the stolen funds and secure the Ethereum Network. However, it soon became apparent that direct interference with the protocol (i.e., a hard fork) would be necessary. The argument for the hard fork was that it would create an entirely new version of the Ethereum Blockchain, erasing any record of the theft, and restoring the stolen funds to their original owners. The counterargument was that it would be antithetical to the core principle of immutability of the Ethereum Blockchain.

The decision over whether or not to hard fork the Ethereum Blockchain was put to a vote of Ethereum community members. A majority of votes were cast in favor of a hard fork. On July 15, 2016, a hard fork specification was implemented by the Ethereum Foundation. On July 20, 2016, the Ethereum Network completed the hard fork, and a new version of the blockchain, without recognition of the theft, was born.

Many believed that after the hard fork the original version of the Ethereum Blockchain would dissipate entirely. However, a group of miners continued to mine the original Ethereum Blockchain for philosophical and economic reasons. On July 20,2016, the original Ethereum protocol was rebranded as Ethereum Classic, and its native token as ether classic (“ETC”), preserving the untampered transaction history (including The DAO theft). Following the hard fork of Ethereum, each holder of ether automatically received an equivalent number of ETC tokens.

• If ether is determined to be a “security” under federal or state securities laws, such determination may prevent ETHU from meeting its investment objective, cause ETHU to de-list its Shares from the Exchange, liquidate and de-register as an investment company, and the value of ether and Ether Futures Contracts may decline. Ether may be determined to be a security or to be offered and sold as a security under federal or state securities laws. To the extent that ether is determined to be a “security” under the Securities Act of 1933 by the SEC and, if challenged, that view is upheld by the highest United States appellate court of competent jurisdiction, and if such final judgment prevents ETHU from meeting its investment objective, ETHU will de-list its shares from the Exchange, liquidate, and de-register as an investment company under the 1940 Act. If ether is determined to be a “security,” the value of Ether Futures Contracts may decrease, which would lead to a decrease in the value of Shares.

• Ether and digital asset trading platforms are relatively new and, in most cases, largely unregulated and/or may be operating out of compliance with applicable regulation. Ether and digital asset trading platforms are relatively new and, in most cases, largely unregulated and/or may be operating out of compliance with applicable regulation. As a result of this lack of regulation or lack of compliance, individuals, or groups may engage in insider trading, fraud or market manipulation with respect to ether. Such manipulation could cause investors in ether to lose money, possibly the entire value of their investments. Over the past several years, a number of digital asset trading platforms have been closed due to fraud, failure or security breaches. The nature of the assets held at digital asset trading platforms make them appealing targets for hackers and a number of such platforms have been victims of cybercrimes and other fraudulent activity. These activities have caused significant, in some cases total, losses for digital asset investors. Investors in digital assets, including ether, may have little or no recourse should such theft, fraud or manipulation occur. There is no central registry showing which individuals or entities own ether or the quantity of ether that is owned by any particular person or entity. There are no regulations in place that would prevent a large holder of ether or a group of holders from selling their ether, which could depress the price of ether, or otherwise attempting to manipulate the price of ether. Events that reduce user confidence in digital assets and digital asset platforms could have a negative impact on the price of ether and the value of an investment in ETHU. Because digital asset trading platforms on which ether is traded, and which may serve as a pricing source for the calculation of the ether reference rate that is used for the purposes of valuing ETHU’s Ether Futures Contracts, are or may become subject to enforcement actions by regulatory authorities, and that such enforcement actions may have a material adverse impact on ETHU, its investments, and its ability to implement its investment strategy.

• The Ethereum Blockchain may be vulnerable to attacks to the extent that there is concentration in the ownership and/or staking of ether. The Ethereum blockchain may be vulnerable to attacks to the extent that there is concentration in the ownership and/or staking of ether. This risk increases as the level of concentration of total staked ether increases. In this regard, possession of 33% of staked ether is the minimum stake that can be used to execute an attack and that the possession of more than 50% of staked ether enables more extensive attacks, such as transaction censorship and block reordering. The value of Ether Futures Contracts in which ETHU invests may be impacted by an attack. Any such attack could have negative impacts on the spot price of ether and Ether Futures Contracts. In addition, the exposure of ether to instability in other speculative parts of the blockchain/crypto industry, such that an event that is not necessarily related to the security or utility of the Ethereum Network can nonetheless precipitate a significant decline in the price of ether or Ether Futures Contracts. For example, the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022 negatively impacted the spot price of ether and Ether Futures Contracts and similar events in the future could have similarly negative impacts on the spot price of ether and Ether Futures Contracts.

• The cryptography underlying the Ethereum blockchain could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the Ethereum Network, which would adversely affect the value of ETHU. Moreover, functionality of the Ethereum Network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for ether. Even if another digital asset other than ether were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of ETHU.

• Changes in the regulation of blockchain technology, digital assets and related products may negatively impact the price of ether and Ether Futures Contracts, as well as ETHU. The regulation of blockchain technology, digital assets and related products and services continues to evolve. The inconsistent and sometimes conflicting regulatory landscape may make it more difficult for blockchain-related businesses to provide services, which may impede the growth of the ether economy and have an adverse effect on consumer adoption of ether. There is a possibility of future regulatory change altering, perhaps to a material extent, the ability to buy and sell ether and Ether Futures Contracts. Similarly, future regulatory changes could impact the ability of ETHU to achieve its investment objective or alter the nature of an investment in ETHU or the ability of ETHU to continue to operate as planned.

• Challenges to the Ethereum Network’s operations may restrict the growth of ether and negatively impact the price of ether and adoption of the Ethereum Network. To perform all possible use cases and provide the best possible user experience, blockchains need the ability to process a high number of transactions per second. The Ethereum Network has limited transaction throughput, making it inadequate for many potential applications. However, demand for the Ethereum Network continues to grow. As a result of limited throughput and increasing demand, Ethereum’s transaction costs have increased. High transaction costs are a barrier to using blockchains, affecting low-income users the most, and may even de-incentivize the use of these blockchains if transaction costs get high enough. For distributed ledger networks to become the efficient and financially inclusive platform that powers the global economy, they must scale.

A primary focus for developers has been designing systems that can process a higher number of transactions per second with minimum fees. So far, the most popular approaches to scaling are layer 2 solutions. A layer 2 solution is built on top of an existing layer 1, like Ethereum, and its aim is to increase the capabilities of layer 1. A layer 2 offloads computational work from layer 1 by processing transactions off-chain, increasing transaction speed and throughput. A metaphor typically used to describe layer 2 solutions is a sideroad. The sideroad can offload traffic from the main road (the layer 1 chain), to increase the number of cars travelling at the same time (increase number of transactions per second). Layer 2 solutions have peculiar qualities that make them a compelling scaling solution. For example, layer 2 solutions do not require modifying a blockchain. Instead, they use existing features of layer 1 chains, such as smart contracts, which enables scaling without compromising decentralization or security. Another distinct property of certain layer 2s is that unlike layer 1 blockchains, their fees don’t necessarily increase with more transaction demand; in fact, they can even get cheaper.

Layer 2 solutions span general-purpose to application-specific solutions. Some have their own security measures, and some inherit their security from layer 1. However, in essence, they all share the same logic of processing transactions off-chain for scaling purposes. While Layer-2 technology holds immense potential for enhancing scalability and reducing fees in the crypto world, it is not without its challenges and limitations. One of the major challenges is interoperability, as different Layer-2 solutions may not be compatible with each other, limiting their overall effectiveness. Additionally, the security of Layer-2 solutions can be a concern, as any vulnerabilities or attacks on the underlying layer could potentially impact all the connected layers.

Another limitation is the complexity of implementing Layer-2 solutions. The integration process can be time-consuming and resource-intensive, requiring developers to thoroughly understand the intricacies of the technology. Moreover, maintaining consensus across multiple layers can be a challenge, as each layer may have its own governance mechanism.

Furthermore, while Layer-2 solutions significantly improve scalability, they may still face limitations in terms of transaction throughput and finality. Depending on the specific solution, there may be a trade-off between scalability and decentralization. Overall, there is the risk that, because the Ethereum Network’s ability to scale and compete with blockchain that offer faster processing and lower fees is substantially dependent on layer 2 solutions, any limitations on the ability to employ layer 2 solutions to the Ethereum Network could negatively impact the price of ether, Ether Futures Contracts and the value of Shares.

• Competition from the emergence or growth of other digital assets and smart contract platforms (such as Solana, Avalanche and Cardano) may negatively impact the price of ether and adoption of the Ethereum Network. As of June 15, 2026, Ether was the second largest digital asset by market capitalization, as tracked by CoinMarketCap.com. As of June 15, 2026, the alternative digital assets tracked by CoinMarketCap.com had a total market capitalization of approximately $2.3 trillion (including the approximately $218 billion market cap of Ether), as calculated using market prices and total available supply of each digital asset, excluding tokens pegged to other assets. In addition, many consortiums and financial institutions are also researching and investing resources into private or permissioned smart contracts platforms rather than open platforms like the Ethereum Network. Competition from the emergence or growth of alternative digital assets and smart contracts platforms, such as Solana, Avalanche or Cardano, could have a negative impact on the demand for, and price of, Ether and thereby adversely affect the value of the Shares.

• The Ethereum Network could be used to facilitate illicit activities or evade sanctions, which could negatively affect the price of ether and the value of Shares. Digital asset networks have in the past been, and may continue to be, used to facilitate illicit activities. If the Ethereum Network is used to facilitate illicit activities or evade sanctions, businesses that facilitate transactions in ether could be at increased risk of potential criminal or civil lawsuits, or of having banking or other services cut off, and ether could be removed from digital asset trading platforms as a result of these concerns. Other service providers of such businesses may also cut off services if there is a concern that the Ethereum Network is being used to facilitate crime. Any of the aforementioned occurrences could increase regulatory scrutiny of the Ethereum Network and/or adversely affect the price of ether, the attractiveness of the Ethereum Network and an investment in Fund.

SOL Investing Risk. Each of SOLT and SOLZ (as used in this risk factor, each “a Fund” or “the Fund”) are indirectly exposed to the risks of investing in SOL through its investments in SOL Futures Contracts. These risks include the following:

The value of SOL may be highly volatile and subject to fluctuations due to a number of factors:

• An increase in the global SOL supply;

• Manipulative trading activity on platforms that support the trading of SOL (“Digital Asset Trading Platforms”), which, in many cases, are largely unregulated;

• The adoption of SOL as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the Solana Network;

• Forks in the Solana Network;

• Investors’ expectations with respect to interest rates, the rates of inflation of fiat currencies or SOL, and digital asset trading platform rates;

• Consumer preferences and perceptions of SOL specifically and digital assets generally;

• Fiat currency withdrawal and deposit policies on Digital Asset Trading Platforms;

• Investment and trading activities of large investors that invest directly or indirectly in SOL;

• A “short squeeze” resulting from speculation on the price of SOL, if aggregate short exposure exceeds the number of Shares available for purchase;

• An active derivatives market for SOL or for digital assets generally;

• A determination that SOL is a security, or offered or sold as part of an investment contract, or changes in SOL’s status under the federal securities laws;

• Monetary policies of governments, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of SOL as a form of payment or the purchase of SOL on the Digital Asset Markets;

• Global or regional political, economic or financial conditions, events and situations, such as global pandemics, geopolitical conflicts or significant macroeconomic disruptions;

• Fees associated with processing a SOL transaction and the speed at which transactions are settled on the Solana Network;

• Interruptions in service from or closures or failures of major Digital Asset Trading Platforms;

• Decreased confidence in Digital Asset Trading Platforms due to the unregulated nature and lack of transparency surrounding the operations of Digital Asset Trading Platforms; and

• Increased competition from other forms of digital assets or payment services.

The trading prices of SOL have experienced extreme volatility in recent periods and may continue to do so.

Extreme volatility in the future, including further declines in the trading prices of SOL, could have a material adverse effect on the value of the Shares and the Shares could lose all or substantially all of their value. The trading price of SOL has experienced extreme volatility in recent periods and may continue to do so.

As of the date of this prospectus, the value of SOL is at, or near, all-time highs. Extreme volatility in the future, could include declines in the trading prices of SOL. Furthermore, negative perception, a lack of stability and standardized regulation in the digital asset economy may reduce confidence in the digital asset economy and may result in greater volatility in the price of SOL.

SOL was only introduced within the past decade, and its value is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets.

For example, the realization of one or more of the following risks could materially adversely affect the value of the Shares:

• The Solana Network and the software used to operate it are in the early stages of development. Given the recentness of the development of the Solana Network, SOL may not function as intended and parties may be unwilling to use SOL, which would dampen the growth of the Solana Network.

• The loss or destruction of a private key required to access SOL may be irreversible. If a private key is lost, destroyed or otherwise compromised and no backup of the private key is accessible, the owner would be unable to access the SOL corresponding to that private key and the private key will not be capable of being restored by the Solana Network.

• The Solana Network is dependent upon the internet. A disruption of the internet or the Solana Network, would affect the ability to transfer SOL.

• The acceptance of software patches or upgrades by a significant, but not overwhelming, percentage of the users and validators the Solana Network, could result in a “fork” in such network’s blockchain, resulting in the operation of multiple separate networks.

• Governance of the Solana Network is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of the Solana Network, which may stymie the Solana Network’s utility and ability to grow and face challenges. In particular, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems on the Solana Network, especially long-term problems.

• The foregoing notwithstanding, the Solana Network’s protocol is informally managed by a group of core developers that propose amendments to the Solana Network’s source code. The core developers evolve over time, largely based on self-determined participation. To the extent that a significant majority of users and validators adopt amendments to the Solana Network, the Solana Network will be subject to new protocols that may adversely affect the value of SOL.

• Over the past several years, digital asset validator operations have evolved from individual users to “professionalized” validating operations using proprietary hardware or sophisticated machines. If the profit margins of digital asset validating operations are not sufficiently high, including due to a decrease in transaction fees, validators are more likely to immediately sell tokens earned by validating, resulting in an increase in liquid supply of that digital asset, which would generally tend to reduce that digital asset’s market price.

• Many digital asset networks face significant scaling challenges and are being upgraded with various features to increase the speed and throughput of digital asset transactions. These attempts to increase the volume of transactions may not be effective.

• The open-source structure of the Solana Network, means that developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such protocols. As a result, the developers and other contributors to the Solana Network may lack the resources to adequately address emerging issues.

SOL is a new digital asset, and the value of the Shares depends on the acceptance of SOL.

The Solana Protocol was first conceived in 2017, and the Mainnet Beta version of the Solana Network launched in March 2020. In general, digital asset networks, including the Solana Network and other cryptographic and algorithmic protocols governing the issuance of digital assets represent a new and rapidly evolving industry that is subject to a variety of factors that are difficult to evaluate. For example, the realization of one or more of the following risks could materially adversely affect the value of the Shares:

• Banks and other established financial institutions may refuse to process funds for SOL transactions; process wire transfers to or from digital asset platforms, SOL-related companies or service providers; or maintain accounts for persons or entities transacting in SOL. As a result, the prices of SOL are largely determined by speculators.

• Banks may not provide banking services, or may cut off banking services, to businesses that provide digital asset-related services or that accept digital assets as payment, which could dampen liquidity in the market and damage the public perception of digital assets generally or any one digital asset in particular, such as SOL, and their or its utility as a payment system, which could decrease the price of digital assets generally or individually.

• Certain privacy-preserving features have been or are expected to be introduced to a number of digital asset networks. If any such features are introduced to the Solana Network, any exchanges or businesses that facilitate transactions in SOL may be at an increased risk of criminal or civil lawsuits, or of having banking services cut off if there is a concern that these features interfere with the performance of anti-money laundering duties and economic sanctions checks.

• Users, developers and validators may otherwise switch to or adopt certain digital assets at the expense of their engagement with other digital asset networks, which may negatively impact those networks, including the Solana Network.

The Solana Protocol was only conceived in 2017 and the Solana Protocol or its Proof-of-History timestamping mechanism may not function as intended, which could have an adverse impact on the value of SOL and an investment in the Shares.

The Solana Protocol was first conceived by Anatoly Yakovenko in a 2017 whitepaper, and introduced the Proof-of-History (“PoH”) timestamping mechanism. PoH is a timestamping mechanism that automatically orders onchain transactions by creating a historical record that proves an event has occurred at a specific moment in time. PoH is intended to provide a transaction processing speed and capacity advantage over other blockchain networks like Bitcoin and Ethereum, which rely on sequential production of blocks and can lead to delays caused by validator confirmations.

PoH is a new blockchain technology that is not widely used, and may not function as intended. For example, it may require more specialized equipment to participate in the network and fail to attract a significant number of users. In addition, there may be flaws in the cryptography underlying PoH or the Solana Protocol, including flaws that affect functionality of the Solana Network or make the network vulnerable to attack.

Smart contracts are a new technology and ongoing development may magnify initial problems, cause volatility on the networks that use smart contracts and reduce interest in them, which could have an adverse impact on the value of SOL.

Smart contracts are programs that run on a blockchain that execute automatically when certain conditions are met. Since smart contracts typically cannot be stopped or reversed, vulnerabilities in their programming can have damaging effects. For example, in June 2016, a vulnerability in the smart contracts underlying The DAO, a distributed autonomous organization for venture capital funding, allowed an attack by a hacker to syphon approximately $60 million worth of Ethereum (“ETH”) from The DAO’s accounts into a segregated account. In the aftermath of the theft, certain developers and core contributors pursued a “hard fork” of the Ethereum network in order to erase any record of the theft. Despite these efforts, the price of ETH dropped approximately 35% in the aftermath of the attack and subsequent hard fork. In addition, in July 2017, a vulnerability in a smart contract for a multi-signature wallet software developed by Parity led to a $30 million theft of ETH, and in November 2017, a new vulnerability in Parity’s wallet software led to roughly $160 million worth of ETH being indefinitely frozen in an account. In another example, in February 2022, a vulnerability in a smart contract for Wormhole, a bridge between the Ethereum and Solana networks led to a $320 million theft of Ethereum.

While persons associated with Solana Labs and/or the Solana Foundation are understood to have played a key role in bringing the network back online, the broader community also played a key role, as Solana Network validators coordinated to upgrade and restart the network. Other smart contracts, including bridges between blockchain networks and DeFi protocols have also been manipulated, exploited or used in ways that were not intended or envisioned by their creators such that attackers syphoned over $3.8 billion worth of digital assets from smart contracts in 2022. Initial problems and continued problems with the development, design and deployment of smart contracts may have an adverse effect on the value of SOL, which could have a negative impact on the value of the Shares.

Changes in the governance of the Solana Network may not receive sufficient support from users and validators, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

The governance of decentralized networks, such as the Solana Network, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized digital asset network, which may stymie such network’s utility and ability to grow and face challenges. The foregoing notwithstanding, the protocols for some decentralized networks, such as the Solana Network, are informally managed by a group of core developers that propose amendments to the relevant network’s source code. Core developers’ roles evolve over time, largely based on self-determined participation. If a significant majority of users and validators adopt amendments to a decentralized network based on the proposals of such core developers, such network will be subject to new protocols that may adversely affect the value of the relevant digital asset.

As a result of the foregoing, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems, especially long-term problems, on the Solana Network.

The Solana Network may face significant scaling challenges and efforts to increase the volume and speed of transactions may not be successful.

Many digital asset networks face significant scaling challenges due to the fact that public blockchains generally face a tradeoff between security and scalability. One means through which public blockchains achieve security is decentralization, meaning that no intermediary is responsible for securing and maintaining these systems. For example, a greater degree of decentralization generally means a given digital asset network is less susceptible to manipulation or capture. In practice, this typically means that every single node on a given digital asset network is responsible for securing the system by processing every transaction and maintaining a copy of the entire state of the network. As a result, a digital asset network may be limited in the number of transactions it can process by the capabilities of each single fully participating node. Many developers are actively researching and testing scalability solutions for public blockchains that do not necessarily result in lower levels of security or decentralization, such as off-chain payment channels and sharding. Off-chain payment channels would allow parties to transact without requiring the full processing power of a blockchain. Sharding can increase the scalability of a database, such as a blockchain, by splitting the data processing responsibility among many nodes, allowing for parallel processing and validating of transactions.

On June 15, 2026, the Solana Network handled approximately 3,300 transactions per second. In an effort to increase the volume of transactions that can be processed on a given digital asset network, many digital assets are being upgraded with various features to increase the speed and throughput of digital asset transactions.

As corresponding increases in throughput lag behind growth in the use of digital asset networks, average fees and settlement times may increase considerably. Since inception, base SOL transaction fees have stood at a fixed rate of 0.000005 SOL per transaction. However, users may also pay additional priority fees to increase the likelihood of transaction inclusion during periods of high network demand, meaning actual transaction costs may exceed the base fee. Increased fees and decreased settlement speeds could preclude certain uses for SOL (e.g., micropayments) and could reduce demand for, and the price of, SOL, which could adversely impact the value of the Shares.

There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of Solana Network transactions will be effective, or how long these mechanisms will take to become effective, which could adversely impact the value of the Shares. Digital asset networks are developed by a diverse set of contributors and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset.

Digital asset networks are developed by a diverse set of contributors and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset.

In the event a high-profile contributor to the Solana Network, such as Anatoly Yakovenko, is perceived as no longer contributing to the Solana Network due to death, retirement, withdrawal, incapacity, or otherwise, whether or not such perception is valid, it could negatively affect the price of SOL, which could adversely impact the value of the Shares.

SOL may have concentrated ownership and large sales or distributions by holders of SOL, or any ability to participate in or otherwise influence the Solana Network, could have an adverse effect on the market price of SOL.

As of May 2026, the largest 100 SOL wallets held approximately 23% of the SOL in circulation. Moreover, it is possible that other persons or entities control multiple wallets that collectively hold a significant number of SOL, even if they individually only hold a small amount, and it is possible that some of these wallets are controlled by the same person or entity. As a result of this concentration of ownership, large sales or distributions by such holders could have an adverse effect on the market price of SOL.

If SOL’s award or transaction fees for recording transactions on the Solana Network are not sufficiently high to incentivize validators, or if certain jurisdictions continue to limit or otherwise regulate validating activities, validators may cease expanding validating power or demand high transaction fees, which could negatively impact the value of SOL and the value of the Shares.

If the digital asset awards for validating blocks or the transaction fees for recording transactions on the Solana Network are not sufficiently high to incentivize validators, or if certain jurisdictions continue to limit or otherwise regulate validating activities, validators may cease expending validating power to validate blocks and confirmations of transactions on the Blockchain could be slowed.

If a malicious actor or botnet obtains control of more than 50% of the validating power on the Solana Network, or otherwise obtains control over the Solana Network through its influence over core developers or otherwise, such actor or botnet could manipulate the Blockchain to adversely affect the value of the Shares or the ability of the Trust to operate.

If a malicious actor or botnet (a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains a majority of the validating power on the Solana Network, it may be able to alter the Blockchain on which transactions in SOL rely by constructing fraudulent blocks or preventing certain transactions from completing in a timely manner, or at all. The malicious actor or botnet could also control, exclude or modify the ordering of transactions. Although the malicious actor or botnet would not be able to generate new tokens or transactions using such control, it could “double-spend” its own tokens (i.e., spend the same tokens in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. To the extent that such malicious actor or botnet did not yield its control of the validating power on the Solana Network or the SOL community did not reject the fraudulent blocks as malicious, reversing any changes made to the Blockchain may not be possible. Further, a malicious actor or botnet could create a flood of transactions in order to slow down the Solana Network.

The cryptography underlying the Solana blockchain could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective.

In any of these circumstances, a malicious actor may be able to compromise the security of the Solana Network, which would adversely affect the value of a Fund. Moreover, functionality of the Solana Network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for SOL. Even if another digital asset other than SOL were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of a Fund.

A temporary or permanent “fork” or a “clone” could adversely affect the value of the Shares.

The Solana Network operates using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and validators of SOL adopt the modification. When a modification is introduced and a substantial majority of users and validators’ consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and validators’ consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of the Solana Network, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of SOL running in parallel, yet lacking interchangeability.

Forks may also occur as a network community’s response to a significant security breach. For example, in July 2016, Ethereum “forked” into Ethereum and a new digital asset, Ethereum Classic, as a result of the Ethereum Network community’s response to a significant security breach. In June 2016, an anonymous hacker exploited a smart contract running on the Ethereum Network to syphon approximately $60 million of ETH held by The DAO, a distributed autonomous organization, into a segregated account. In response to the hack, most participants in the Ethereum community elected to adopt a “fork” that effectively reversed the hack. However, a minority of users continued to develop the original blockchain, referred to as “Ethereum Classic” with the digital asset on that blockchain now referred to as ETC. ETC now trades on several Digital Asset Trading Platforms. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of Ethereum and Ethereum Classic.

If the Solana Network is used to facilitate illicit activities, businesses that facilitate transactions in SOL could be at increased risk of criminal or civil lawsuits, or of having services cut off, which could negatively affect the price of SOL and the value of the Shares.

Digital asset networks have in the past been, and may continue to be, used to facilitate illicit activities. If the Solana Network is used to facilitate illicit activities, businesses that facilitate transactions in SOL could be at increased risk of potential criminal or civil lawsuits, or of having banking or other services cut off, if there is a concern that certain smart contracts on the Solana Network could interfere with the performance of anti-money laundering activities and economic sanctions checks. There is also a risk that digital asset trading platforms may remove SOL from their platforms as a result of these concerns. Other service providers of such businesses may also cut off services if there is a concern that the Solana Network is being used to facilitate crime. Any of the aforementioned occurrences could increase regulatory scrutiny of the Solana Network and/or adversely affect the price of SOL, the attractiveness of the Solana Network and an investment in the Shares of the Trust.

XRP Investing Risk. Each of XRPI and XRPT (as used in this risk factor, each “a Fund” or “the Fund”) are indirectly exposed to the risks of investing in XRP through its investments in XRP Futures Contracts. These risks include the following:

The value of the Shares relates indirectly to the value of XRP, the value of which may be highly volatile and subject to fluctuations due to a number of factors, including:

• An increase in the global XRP supply that is publicly available for trading;

• Manipulative trading activity on platforms that support the trading of XRP (“Digital Asset Trading Platforms”), which, in many cases, are largely unregulated;

• The adoption of XRP as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the XRP Ledger;

• Forks in the XRP Ledger;

• Investors’ expectations with respect to interest rates, the rates of inflation of fiat currencies or XRP, and digital asset trading platform rates;

• Consumer preferences and perceptions of XRP specifically and digital assets generally;

• Investment and trading activities of large investors that invest directly or indirectly in XRP;

• A “short squeeze” resulting from speculation on the price of XRP, if aggregate short exposure exceeds the number of Shares available for purchase;

• An active derivatives market for XRP or for digital assets generally;

• A final determination that XRP is a security or changes in XRP’s status under the federal securities laws;

• Monetary policies of governments, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of XRP as a form of payment or the purchase of XRP on the digital asset markets;

• Global or regional political, economic or financial conditions, events and situations, such as global pandemics, geopolitical conflicts or significant macroeconomic disruptions;

• Fees associated with processing an XRP transaction and the speed at which transactions are settled on the XRP Ledger;

• Fiat currency withdrawal and deposit policies on Digital Asset Trading Platforms;

• The liquidity of Digital Asset Trading Platforms and any increase or decrease in trading volume on Digital Asset Trading Platforms;

• Interruptions in service from or closures or failures of major Digital Asset Trading Platforms;

• Decreased confidence in Digital Asset Trading Platforms due to the unregulated nature and lack of transparency surrounding the operations of Digital Asset Trading Platforms; and

• Increased competition from other forms of digital assets or payment services.

The trading prices of XRP have experienced extreme volatility in recent periods and may continue to do so.

Extreme volatility in the future, including further declines in the trading prices of XRP, could have a material adverse effect on the value of the Shares and the Shares could lose all or substantially all of their value. The trading price of XRP has experienced extreme volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including XRP, over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for XRP. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout XRP’s history, including in 2021. Over the course of 2024, XRP prices continued to exhibit extreme volatility.

Extreme volatility in the future, could include declines in the trading prices of XRP. Furthermore, negative perception, a lack of stability and standardized regulation in the digital asset economy may reduce confidence in the digital asset economy and may result in greater volatility in the price of XRP.

XRP was only introduced within the past fifteen years, and its value is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets.

For example, the realization of one or more of the following risks could materially adversely affect the value of the Shares:

• The XRP Ledger and the software used to operate it are in the early stages of development. Given the recentness of the development of the XRP Ledger, XRP may not function as intended and parties may be unwilling to use XRP, which would dampen the growth of the XRP Ledger.

• The loss or destruction of a private key required to access XRP may be irreversible. If a private key is lost, destroyed or otherwise compromised and no backup of the private key is accessible, the owner would be unable to access the XRP corresponding to that private key and the private key will not be capable of being restored by the XRP Ledger.

• The XRP Ledger is dependent upon the internet. A disruption of the internet or the XRP Ledger, would affect the ability to transfer XRP.

• The acceptance of software patches or upgrades by a significant, but not overwhelming, percentage of the users and validators the XRP Ledger, could result in a “fork” in such network’s blockchain, resulting in the operation of multiple separate networks.

• Governance of the XRP Ledger is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of the XRP Ledger, which may stymie the XRP Ledger’s utility and ability to grow and face challenges. In particular, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems on the XRP Ledger, especially long-term problems.

• The foregoing notwithstanding, the XRP Ledger’s protocol is informally managed by a group of core developers that propose amendments to the XRP Ledger’s source code. The core developers evolve over time, largely based on self-determined participation. To the extent that a significant majority of users and validators adopt amendments to the XRP Ledger, the XRP Ledger will be subject to new protocols that may adversely affect the value of XRP.

• Unlike many other blockchain networks, validators on the XRP Ledger are not directly compensated for their participation in the consensus process. Running a validator on the XRP Ledger is generally considered a voluntary contribution to the health and decentralization of the network. Participants run validators for reasons other than direct financial gain, such as supporting the network’s decentralization, ensuring its security, or for reputational benefits within the XRP community. However, because there is no financial incentive for entities or individuals to maintain validators, there is no guarantee that such entities or individuals will continue to run validators. To the extent that a significant number of entities or individuals stop running validators, there would be serious negative consequences to the XRP Ledger’s functionality, security and overall existence.

• Many digital asset networks face significant scaling challenges and are being upgraded with various features to increase the speed and throughput of digital asset transactions. These attempts to increase the volume of transactions may not be effective.

• The open-source structure of the XRP Ledger, means that developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such protocols. As a result, the developers and other contributors to the XRP Ledger, or may lack the resources to adequately address emerging issues.

XRP is a new digital asset, and the value of the Shares depends on the acceptance of XRP.

XRP launched in 2012. In general, digital asset networks, including the XRP Ledger and other cryptographic and algorithmic protocols governing the issuance of digital assets represent a new and rapidly evolving industry that is subject to a variety of factors that are difficult to evaluate. For example, the realization of one or more of the following risks could materially adversely affect the value of the Shares:

• Banks and other established financial institutions may refuse to process funds for XRP transactions; process wire transfers to or from digital asset platforms, XRP-related companies or service providers; or maintain accounts for persons or entities transacting in XRP. As a result, the prices of XRP are largely determined by speculators.

• Banks may not provide banking services, or may cut off banking services, to businesses that provide digital asset-related services or that accept digital assets as payment, which could dampen liquidity in the market and damage the public perception of digital assets generally or any one digital asset in particular, such as XRP, and their or its utility as a payment system, which could decrease the price of digital assets generally or individually.

• Certain privacy-preserving features have been or are expected to be introduced to a number of digital asset networks. If any such features are introduced to the XRP Ledger, any exchanges or businesses that facilitate transactions in XRP may be at an increased risk of criminal or civil lawsuits, or of having banking services cut off if there is a concern that these features interfere with the performance of anti-money laundering duties and economic sanctions checks.

• Users, developers and validators may otherwise switch to or adopt certain digital assets at the expense of their engagement with other digital asset networks, which may negatively impact those networks, including the XRP Ledger.

The XRP Ledger was only conceived in 2012 and the XRP Ledger or its Consensus-Based Mechanism may not function as intended, which could have an adverse impact on the value of XRP and an investment in the Shares.

The XRP Ledger, launched in 2012, introduced the Consensus-Based Mechanism. While its proponents believe that such algorithms have advantages, such consensus mechanisms, and their associated digital assets (such as XRP) have not been tested at scale over as long of a period or been subject to as widespread use or adoption as, for example, bitcoin’s proof-of-work consensus mechanism. This could lead to these blockchains, and their associated digital assets, having undetected vulnerabilities, structural design flaws, suboptimal incentive structures for validators, technical disruptions, or a wide variety of other problems, any of which could cause these blockchains not to function as intended, could lead to outright failure to function entirely causing a total outage or disruption of network activity, or could cause the blockchains to suffer other operational problems or reputational damage, leading to a loss of users or adoption or a loss in value of the associated digital assets, including the Fund’s assets. Over the long term, there can be no assurance that the consensus-based public ledger on which the Fund’s assets rely will achieve widespread scale or adoption or perform successfully; any failure to do so could negatively impact the value of the Fund’s assets.

Changes in the governance of the XRP Ledger may not receive sufficient support from users and validators, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

The governance of decentralized networks, such as the XRP Ledger, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized digital asset network, which may stymie such network’s utility and ability to grow and face challenges. The foregoing notwithstanding, the protocols for some decentralized networks, such as the XRP Ledger, are informally managed by a group of core developers that propose amendments to the relevant network’s source code. Core developers’ roles evolve over time, largely based on self-determined participation. If a significant majority of users and validators adopt amendments to a decentralized network based on the proposals of such core developers, such network will be subject to new protocols that may adversely affect the value of the relevant digital asset.

As a result of the foregoing, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems, especially long-term problems, on the XRP Ledger.

Digital asset networks are developed by a diverse set of contributors and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset.

Development and maintenance of the source code for the XRP Ledger is largely driven by a community of developers and contributors. Ripple Labs is influential, for example, as it employs a team of engineers and developers who contribute significantly to the core codebase of the XRP Ledger. The XRP Ledger Foundation is also influential as it relates to the development and governance of the XRP Ledger. While Ripple Labs remains a key contributor, the XRP Foundation aims to ensure that the ledger remains open and decentralized, promoting transparency and inclusivity in its governance and development. Being an open-source project, the XRP Ledger also has contributions from independent developers and other entities interested in its success. These community contributors can propose changes, submit pull requests, and report issues. In the event a high-profile contributor to the XRP Ledger, such as Ripple Labs, is perceived as no longer contributing to the XRP Ledger, whether or not such perception is valid, it could negatively affect the price of XRP, which could adversely impact the value of the Shares.

The fixed supply of XRP may negatively impact the operation of the XRP Ledger.

Unlike other digital assets such as bitcoin or ether, XRP is not and was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today, or will ever exist, was generated from the outset of the XRP Ledger. As a result, there is no ability for the supply of XRP to be adjusted in response to economic conditions. For instance, there is no ability for the supply of XRP to be increased to meet rising demand, which could lead to price volatility. In addition, unlike blockchains that utilize “proof-of-work” or “proof-of-stake” where miners or stakers are rewarded with newly minted coins or tokens, XRP validators are not incentivized by block rewards since there is no new issuance of XRP.

Additionally, the fixed supply of XRP, combined with the burning of XRP (permanently destroyed) as transaction fees, could create deflationary pressure over time. A small amount of XRP is burned with every transaction to prevent spam on the network. While the amount of XRP burned per transaction is minuscule, over time, the total supply of XRP will slowly decrease. This could lead to a deflationary environment where the decreasing supply drives up the price of XRP, making it less practical as a medium of exchange. Additionally, as the total supply of XRP slowly shrinks due to burning, liquidity could become an issue in the distant future, potentially making it harder for businesses and users to access sufficient XRP for their transactions or for the Fund to operate.

The fixed supply of XRP could also contribute to price volatility, especially if demand fluctuates significantly. Since the supply of XRP is fixed, any significant surge in demand can result in large price spikes. For example, during periods of high market activity or speculation, the price of XRP could rapidly increase due to the inability to expand supply to match demand. This volatility could make XRP less predictable for businesses that rely on it for payments. Digital assets with a flexible supply, such as stablecoins, can adjust to maintain a stable value. XRP, however, could experience price swings that make it less attractive for everyday transactions or long-term financial planning.

The fixed supply of XRP may also not scale well with rapidly expanding use cases. As more businesses, financial institutions, and payment providers adopt XRP for cross-border transactions and other use cases, there is a risk that the fixed supply may not meet the growing demand, leading to supply shortages and further price volatility. In the case of massive adoption, the scarcity of XRP could raise its value too much, making it less appealing for day-to-day transactions or use as a liquidity bridge in cross-border payments, as businesses might prefer a more stable and widely available currency.

The significant holdings of XRP by Ripple Labs and other early stakeholders could have an adverse effect on the market price of XRP.

Ripple Labs holds a large portion of the XRP supply, which has led to concerns about centralization. Despite escrow mechanisms that gradually release XRP into the market, Ripple Labs still retains control over a significant portion of XRP, which can impact market dynamics if large amounts are sold. The concentration of XRP in the hands of Ripple Labs and early stakeholders could affect the market’s confidence in XRP as a decentralized asset.

If a malicious actor or botnet obtains control of more than 80% of the validating nodes on the XRP Ledger, or otherwise obtains control over the XRP Ledger through its influence over core developers, trusted validators or otherwise, such actor or botnet could manipulate the Ledger to adversely affect the value of the Shares or the ability of the Fund to operate.

The XRP Ledger relies on a decentralized network of validator nodes that agree on the order and validity of transactions. These nodes form the backbone of the consensus process. Each validator node maintains a Unique Node List, which is a list of other validators it trusts. For a malicious actor to take over, they would need to control a significant portion of the validators on the majority of these UNLs. To successfully alter the ledger, the malicious actor would likely need to control more than 80% of the validator nodes or the voting power on the most widely used UNLs.

If the malicious actor cannot control the validator nodes directly, they might attempt to compromise the validators that are already trusted by the network (i.e., those on the commonly used UNLs). This could involve hacking, bribery, deception or coercion. Compared to other digital asset networks such as the Bitcoin network and Ethereum network, the XRP Ledger relies on a relatively small number of validators, and each validator maintains a UNL that is an even smaller subset of the validators. While this helps maintain a fast and efficient network, it could expose the XRP Ledger to additional vulnerabilities. For example, a malicious actor could attempt a “Sybil” attack whereby it would attempt to gain the trust of existing validators using a large number of fake identities. Such an attack would be difficult to execute because human intervention would be required for the malicious validators to become trusted, but the risk is made greater by the small number validators included on each validator’s UNL.

A malicious actor could also conduct an “eclipse attack.” In an eclipse attack, a malicious actor could isolate parts of the network so that the malicious actor’s nodes can influence the consensus in isolated sections of the network, eventually leading to a split or takeover.

The cryptography underlying the XRP Ledger could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective.

In any of these circumstances, a malicious actor may be able to compromise the security of the XRP Ledger, which would adversely affect the value of a Fund. Moreover, functionality of the XRP Ledger may be negatively affected such that it is no longer attractive to users, thereby dampening demand for XRP. Even if another digital asset other than XRP were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of a Fund.

A temporary or permanent “fork” or a “clone” could adversely affect the value of the Shares.

The XRP Ledger operates using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and validators of XRP adopt the modification. When a modification is introduced and a substantial majority of users and validators’ consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and validators’ consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of the XRP Ledger, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of XRP running in parallel, yet lacking interchangeability.

Forks may also occur as a network community’s response to a significant security breach. For example, in July 2016, Ethereum “forked” into Ethereum and a new digital asset, Ethereum Classic, as a result of the Ethereum Network community’s response to a significant security breach. In June 2016, an anonymous hacker exploited a smart contract running on the Ethereum Network to syphon approximately $60 million of ETH held by The DAO, a distributed autonomous organization, into a segregated account. In response to the hack, most participants in the Ethereum community elected to adopt a “fork” that effectively reversed the hack. However, a minority of users continued to develop the original blockchain, referred to as “Ethereum Classic” with the digital asset on that blockchain now referred to as ETC. ETC now trades on several Digital Asset Trading Platforms. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of Ethereum and Ethereum Classic.

If the XRP Ledger is used to facilitate illicit activities, businesses that facilitate transactions in XRP could be at increased risk of criminal or civil lawsuits, or of having services cut off, which could negatively affect the price of XRP and the value of the Shares.

Digital asset networks have in the past been, and may continue to be, used to facilitate illicit activities. If the XRP Ledger is used to facilitate illicit activities, businesses that facilitate transactions in XRP could be at increased risk of potential criminal or civil lawsuits, or of having banking or other services cut off, if there is a concern that certain smart contracts on the XRP Ledger could interfere with the performance of anti-money laundering activities and economic sanctions checks. There is also a risk that digital asset trading platforms may remove XRP from their platforms as a result of these concerns. Other service providers of such businesses may also cut off services if there is a concern that the XRP Ledger is being used to facilitate crime. Any of the aforementioned occurrences could increase regulatory scrutiny of the XRP Ledger and/or adversely affect the price of XRP, the attractiveness of the XRP Ledger and an investment in the Shares of the Fund.

Volatility Premium Risk. The levels of the Volatility Premium can diminish, dissipate or even reverse: if VIX Futures Contracts experience backwardation rather than contango; if the value of VIX Futures Contracts rise; and during periods when ZVOL isn’t primarily invested in VIX Futures Contracts. If these scenarios were to occur, ZVOL’s returns and its ability to achieve its investment objective may be adversely impacted.

Futures Contracts Risk. Risks of futures contracts generally include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling the relevant futures contracts for the Funds may be substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of a Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Additionally, significant and unpredictable increases in margin rates relative to prevailing futures prices could result in the Fund not achieving its investment objective.

If the market is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract (for all Funds except ZVOL; ZVOL will roll its futures contracts by buying back a futures contract and selling a futures contract with a later expiration date). If the market is in “backwardation,” meaning that the prices of futures contracts in the nearer months are higher than the price of contracts in the distant months, the sale of the near-term contract would be at a higher price than the longer-term contract, resulting in a benefit to the Funds to “roll” the futures contract (for all Funds except ZVOL, which will be negatively impacted by the existence of backwardation). The impact of backwardation or contango may lead to the returns of a Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango (or backwardation for ZVOL), and absent the impact of rising or falling prices of the reference asset, this could have a significant negative impact on the Fund’s NAV and total return.

The market for the futures contracts which a Fund has exposure may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make a Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Position Limits and Price Limits

The CFTC and various exchanges on which the relevant futures contracts trade have established position limits and price limits for such contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day’s settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the relevant futures markets may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell futures contracts as a result of position limits being hit or price limits that result in a halted or closed market — or for other reasons including limited liquidity in bitcoin futures market, a disruption to bitcoin futures market, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s FCMs, the listing exchanges, or the CFTC — the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in the relevant other instruments linked to the reference asset (e.g., Bitcoin-Linked Instruments for BITX) that are not the relevant futures contract; (ii) requiring that Authorized Participants purchase and redeem creation units through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased Authorized Participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Additional Risks Associated with Bitcoin Futures Contracts (BITX Only)

In addition to the risks of futures contracts generally, the market for Bitcoin Futures Contracts has additional unique risks. The market for Bitcoin Futures Contracts may be less developed, less liquid and more volatile than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. Bitcoin Futures Contracts are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

The performance of Bitcoin Futures Contracts, in general, has historically been highly correlated to the performance of bitcoin. However, there can be no guarantee that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of Bitcoin Futures Contracts and decrease the correlation between the performance of Bitcoin Futures Contracts and bitcoin, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of bitcoin. To the extent the Fund is invested in back-month Bitcoin Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of bitcoin. The differences in the prices of bitcoin and Bitcoin Futures Contracts will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in bitcoin, including larger losses or smaller gains.

Currently, the Fund does not anticipate that the liquidity of Bitcoin Futures Contracts will have any material negative impact on the ability of the Fund to achieve its investment objective or meet any redemptions. If the Fund’s ability to obtain exposure to Bitcoin Futures Contracts were to be disrupted for any reason, including, for example, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s FCMs, the listing exchanges, or the CFTC, the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including to underleverage the Fund, relative to its investment objective, by an amount reflecting prevailing position limits.

Additionally, the ability of the Fund to obtain leveraged (2x) exposure to Bitcoin Futures Contracts is limited by certain tax rules that restrict the amount the Fund can invest in its wholly owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences; see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.

Additional Risks Associated with Ether Futures Contracts (ETHU Only)

In addition to the risks of futures contracts generally, the market for Ether Futures Contracts has additional unique risks. The market for Ether Futures Contracts may be less developed, less liquid and more volatile than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. Ether Futures Contracts are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

The performance of Ether Futures Contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of Ether Futures Contracts and decrease the correlation between the performance of Ether Futures Contracts and ether, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether. To the extent the Fund is invested in back-month Ether Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of ether. The differences in the prices of ether and Ether Futures Contracts will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in ether, including larger losses or smaller gains.

Currently, the Fund does not anticipate that the liquidity of Ether Futures Contracts will have any material negative impact on the ability of the Fund to achieve its investment objective or meet any redemptions. If the Fund’s ability to obtain exposure to Ether Futures Contracts were to be disrupted for any reason, including, for example, limited liquidity in the ether futures market, a disruption to the ether futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s FCMs, the listing exchanges, or the CFTC, the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including to underleverage the Fund, relative to its investment objective, by an amount reflecting prevailing position limits.

Additionally, the ability of the Fund to obtain leveraged (2x) exposure to Ether Futures Contracts is limited by certain tax rules that restrict the amount the Fund can invest in its wholly owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences; see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.

Additional Risks Associated with SOL Futures Contracts (SOLT and SOLZ Only)

In addition to the risks of futures contracts generally, the market for SOL Futures Contracts has additional unique risks. The market for SOL Futures Contracts may be less developed, less liquid and more volatile than more established futures markets. While the SOL futures market has grown substantially since SOL futures commenced trading, there can be no assurance that this growth will continue. SOL Futures Contracts are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

The performance of SOL Futures Contracts, in general, has historically been highly correlated to the performance of SOL. However, there can be no guarantee that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of SOL Futures Contracts and decrease the correlation between the performance of SOL Futures Contracts and SOL, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of SOL. To the extent the Fund is invested in back-month SOL Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of SOL. The differences in the prices of SOL and SOL Futures Contracts will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in SOL, including larger losses or smaller gains.

Currently, the Fund does not anticipate that the liquidity of SOL Futures Contracts will have any material negative impact on the ability of the Fund to achieve its investment objective or meet any redemptions. If the Fund’s ability to obtain exposure to SOL Futures Contracts were to be disrupted for any reason, including, for example, limited liquidity in the SOL futures market, a disruption to the SOL futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s FCMs, the listing exchanges, or the CFTC, the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including to underleverage the Fund, relative to its sought-after exposure, by an amount reflecting prevailing position limits.

Additionally, the ability of the Fund to obtain exposure to SOL Futures Contracts is limited by certain tax rules that restrict the amount the Fund can invest in its wholly owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences; see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.

Additional Risks Associated with XRP Futures Contracts (XPRI and XRPT Only)

In addition to the risks of futures contracts generally, the market for XRP Futures Contracts has additional unique risks. The market for XRP Futures Contracts may be less developed, less liquid and more volatile than more established futures markets. While the XRP futures market has grown substantially since XRP futures commenced trading, there can be no assurance that this growth will continue. XRP Futures Contracts are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

The performance of XRP Futures Contracts, in general, has historically been highly correlated to the performance of XRP. However, there can be no guarantee that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of XRP Futures Contracts and decrease the correlation between the performance of XRP Futures Contracts and XRP, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of XRP. To the extent the Fund is invested in back-month XRP Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of XRP. The differences in the prices of XRP and XRP Futures Contracts will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in XRP, including larger losses or smaller gains.

Currently, the Fund does not anticipate that the liquidity of XRP Futures Contracts will have any material negative impact on the ability of the Fund to achieve its investment objective or meet any redemptions. If the Fund’s ability to obtain exposure to XRP Futures Contracts were to be disrupted for any reason, including, for example, limited liquidity in the XRP futures market, a disruption to the XRP futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s FCMs, the listing exchanges, or the CFTC, the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including to underleverage the Fund, relative to its sought-after exposure, by an amount reflecting prevailing position limits.

Additionally, the ability of the Fund to obtain exposure to XRP Futures Contracts is limited by certain tax rules that restrict the amount the Fund can invest in its wholly owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences; see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.

Additional Risks Associated with VIX Futures Contracts (ZVOL Only)

In addition to the risks of futures contracts generally, the market for VIX Futures Contracts has additional unique risks. VIX Futures Contracts in particular have been subject to periods of sudden and extreme volatility. As a result, margin requirements for VIX Futures Contracts are higher than those for most other types of futures contracts. In addition, the FCMs utilized by the Fund may impose margin requirements in addition to those imposed by the clearinghouse. Margin requirements are subject to change and may be raised in the future by either or both of the clearinghouse and the FCMs. High margin requirements could prevent the Fund from obtaining sufficient exposure to VIX Futures Contracts and may adversely affect the Fund’s ability to achieve its investment objective. An FCM’s failure to return required margin to the Fund on a timely basis may cause the Fund to delay redemption settlement dates and/or restrict, postpone or limit the right of redemption.

Currently, the Fund does not anticipate that the liquidity of VIX Futures Contracts will have any material negative impact on the ability of the Fund to achieve its investment objective or meet any redemptions. If the Fund’s ability to obtain exposure to VIX Futures Contracts were to be disrupted for any reason, including, for example, limited liquidity in the VIX futures market, a disruption to the VIX futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s FCMs, the listing exchanges, or the CFTC, the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including to underleverage the Fund, relative to its sought-after exposure, by an amount reflecting prevailing position limits.

Additionally, the ability of the Fund to obtain exposure to VIX Futures Contracts is limited by certain tax rules that restrict the amount the Fund can invest in its wholly owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences; see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.

Cost of Futures Investment Risk

For each Fund except ZVOL, when a futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy the relevant futures contract with a later expiration date. For ZVOL, when a futures contract is nearing its expiration, ZVOL will generally close that position out and sell another contract with a later expiration date. Each process is commonly referred to as “rolling”. The costs associated with rolling the relevant futures contracts for each Fund typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of each Fund.

For each Fund except ZVOL, if a Fund rolls futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling the relevant futures contracts for the Funds is typically substantially higher than the price difference associated with rolling other futures contracts. For ZVOL, if ZVOL rolls futures contracts that are in backwardation, the Fund will buy back a futures contract at a higher price and sell a longer-dated contract at a lower price. Contango and backwardation in the relevant futures market may have a significant adverse impact on the performance of a Fund. Both contango and backwardation would reduce the Fund’s correlation to the relevant reference asset and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.

Investment Capacity Risk

If a Fund’s ability to obtain exposure to the relevant futures contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the relevant futures market, a disruption to the relevant futures market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk

The market for each of Bitcoin Futures Contracts, Ether Futures Contracts, SOL Futures Contracts, XRP Futures Contracts and VIX Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which a Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. The Funds expect to obtain its sought-after exposure through derivatives.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative. The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Bitcoin-Linked Instrument, Ether-Linked Instrument, SOL-Linked Instrument, XRP-Linked Instrument, or VIX-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use such instruments as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used the relevant futures contracts.

Swap Agreements Risk. The Funds may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, a Fund may use a combination of swaps on an underlying index and swaps that reference ETPs that is designed to track the performance of that index. The performance of an ETP may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, a Fund’s swaps may be subject to greater correlation risk to the extent such agreements reference an ETP as the reference asset, and as a result may not achieve as high of a degree of correlation with its target reference asset as it otherwise would using futures contracts.

Options Risk. The Funds may purchase exchange-traded options that reference shares of Other Investment Companies or shares of ETPs. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if a Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Funds may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. A Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Relating to Investing in Other Investment Companies or Other ETPs. The Fund may invest in long or short positions in Other Investment Companies or ETPs that provide similar investment exposure to which the Fund has exposure. Investing in such vehicles may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies or ETPs, the Fund becomes a shareholder of that Other Investment Company or ETP. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of such fund, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company or ETP to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company or ETP. If such fund fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Companies or ETPs shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of exchange-listed shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Bitcoin-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act and hold spot bitcoin and cash or gain exposure to such investments in one or more swap agreements. The value of a Bitcoin-Linked ETP is derived from and based upon the value of spot bitcoin and cash held by the Bitcoin-Linked ETP. However, shares of Bitcoin-Linked ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of a Bitcoin-Linked ETPs is similar to the risk involved in the purchase or sale of an exchange traded fund, except that the pricing mechanism for a Bitcoin-Linked ETPs is based on a basket of bitcoin and/or cash. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying bitcoin and cash that the Bitcoin-Linked ETP holds. In addition, Bitcoin-Linked ETPs are relatively new investment products, with limited operating history. Finally, Bitcoin-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act, and accordingly shareholders in such ETPs do not have the protections afforded by the 1940 Act, including, for example, requirements regarding the safekeeping and proper valuation of fund assets, restrictions on transactions with affiliates, limits on leverage, and certain other governance requirements.

Ether-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act and hold spot ether and cash or gain exposure to such investments in one or more swap agreements. The value of an Ether-Linked ETP is derived from and based upon the value of spot ether and cash held by the Ether-Linked ETP. However, shares of Ether-Linked ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an Ether-Linked ETPs is similar to the risk involved in the purchase or sale of an exchange traded fund, except that the pricing mechanism for an Ether-Linked ETPs is based on a basket of ether and/or cash. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying ether and cash that the Ether-Linked ETP holds. In addition, Ether-Linked ETPs are relatively new investment products, with limited operating history. Finally, Ether-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act, and accordingly shareholders in such ETPs do not have the protections afforded by the 1940 Act, including, for example, requirements regarding the safekeeping and proper valuation of fund assets, restrictions on transactions with affiliates, limits on leverage, and certain other governance requirements.

SOL-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act and hold spot SOL and cash or gain exposure to such investments in one or more swap agreements. The value of a SOL-Linked ETP is derived from and based upon the value of spot SOL and cash held by the SOL-Linked ETP. However, shares of SOL-Linked ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of a SOL-Linked ETPs is similar to the risk involved in the purchase or sale of an exchange traded fund, except that the pricing mechanism for a SOL-Linked ETPs is based on a basket of SOL and/or cash. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying SOL and cash that the SOL-Linked ETP holds. In addition, SOL-Linked ETPs are relatively new investment products, with limited operating history. Finally, SOL-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act, and accordingly shareholders in such ETPs do not have the protections afforded by the 1940 Act, including, for example, requirements regarding the safekeeping and proper valuation of fund assets, restrictions on transactions with affiliates, limits on leverage, and certain other governance requirements.

XRP-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act and hold spot XRP and cash or gain exposure to such investments in one or more swap agreements. The value of an XRP-Linked ETP is derived from and based upon the value of spot XRP and cash held by the XRP-Linked ETP. However, shares of XRP-Linked ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an XRP-Linked ETPs is similar to the risk involved in the purchase or sale of an exchange traded fund, except that the pricing mechanism for an XRP-Linked ETPs is based on a basket of XRP and/or cash. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying XRP and cash that the XRP-Linked ETP holds. In addition, XRP-Linked ETPs are relatively new investment products, with limited operating history. Finally, XRP-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act, and accordingly shareholders in such ETPs do not have the protections afforded by the 1940 Act, including, for example, requirements regarding the safekeeping and proper valuation of fund assets, restrictions on transactions with affiliates, limits on leverage, and certain other governance requirements.

VIX-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act that obtain exposure to VIX, and accordingly shareholders in such ETPs do not have the protections afforded by the 1940 Act, including, for example, requirements regarding the safekeeping and proper valuation of fund assets, restrictions on transactions with affiliates, limits on leverage, and certain other governance requirements.

Collateral Investments Risk. The Funds’ use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares.

Investment companies that invest in high quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Asset Concentration Risk. Since the Funds may take concentrated positions in investments that provide exposure to its relevant reference asset, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions. Asset concentration makes the Funds more susceptible to any single occurrence affecting the underlying positions and may subject the Funds to greater market risk than more diversified funds.

Counterparty Risk. The Funds will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to its derivatives transactions.

The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Funds may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, each Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Funds may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase each Fund’s exposure to counterparty credit risk. The Funds do not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with a Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, such Fund may not be able to achieve its investment objective. There is also the risk that a Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with a Fund. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of a Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event a Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Clearing Broker Risk. The Funds’ investments in exchange-traded futures contracts expose each to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, a Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Funds are subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Bitcoin Futures Contracts fulfilled or assets custodied. In such a circumstance, the Fund may be unable to achieve its investment objective

Non-Diversification Risk. Each Fund is classified as a “non-diversified company” under the 1940 Act. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Funds may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Funds may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Equity Market Linked Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. Investments linked to equity market volatility, including VIX Futures Contracts, can be highly volatile and may experience sudden, large and unexpected losses. The prices of VIX Futures Contracts have historically been highly volatile. The value of ZVOL’s investments in VIX Futures Contracts — and therefore the value of an investment in ZVOL– could decline significantly and without warning, including to zero. An investor in ZVOL could experience substantial losses and even potentially lose the full principal of his or her investment, the risk of which is heightened during periods of high market volatility. If you are not prepared to accept significant and unexpected changes in the value of ZVOL and the possibility that you could lose your entire investment in ZVOL, you should not invest in ZVOL. The market for VIX Futures Contracts may fluctuate widely based on a variety of factors, including changes in overall market movements, political and economic events and policies, wars, acts of terrorism, natural disasters, changes in interest rates or inflation rates. High volatility may have an adverse impact on the performance of ZVOL.

Risks Related to the Management of the Funds

Active Management Risk. Each Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about a Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns. There can be no guarantee that a Fund will meet its investment objective.

Frequent Trading Risk. Each Fund regularly rolls individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, each Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason a Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may not successfully track the performance of its stated reference asset and may not achieve its investment objective. Additionally, the rebalancing of futures contracts may impact the trading in such futures contracts and may adversely affect the value of the Fund. For example, such trading may cause the Fund’s FCMs to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Funds are each exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Funds and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Funds or its respective Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the respective Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the respective Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the respective Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Risks Related to the Trading of Shares

Trading Issues Risk. Trading in Shares of a Fund on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. A Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “Authorized Participant” (i.e., broker-dealers and large institutional investors that have entered into participation agreements with a Fund) may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Shares of a Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Market Maker Risk. If a Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or Authorized Participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of a Fund’s portfolio securities and the market price of such Fund’s Shares. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Shares of a Fund will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The market price of a Fund’s Shares may deviate from the value of such Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of a Fund trading individually or in the aggregate at any point in time. However, given that Shares of the Funds can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares of any given Fund should not be sustained. During stressed market conditions, the market for the Shares may become less liquid in response to deteriorating liquidity in the market for a Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Shares and their NAV. This can be reflected as a spread between the bid and ask prices for a Fund quoted during the day or a premium or discount in the closing price from such Fund’s NAV.

Active Market Risk. Although the Shares of each Fund are listed for trading on an Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained on its Exchange. Shares of each Fund trade on an Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares of the Funds, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Funds could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Funds may effect some or all redemptions for cash, rather than in-kind, because of the nature of each Fund’s investments. A Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that a Fund may not have incurred had it effected redemptions entirely in-kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on a Fund and decrease such Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an Authorized Participant. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Funds compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Funds and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. Each Fund has elected to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If a Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares of a Fund shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, each Fund will limit its investments in is respective Subsidiary to 25% of the Fund’s total assets at the end of each quarter of each of the Fund’s taxable years. The investment strategy of each Fund will cause each Fund to hold substantially more than 25% of its total assets in investments in its Subsidiary the majority of the time. Each Fund intends to manage the exposure to its respective Subsidiary so that the Fund’s investment in its Subsidiary does not exceed 25% of the total assets at the end of any quarter. If a Fund’s investment in its Subsidiary were to exceed 25% of the Fund’s total assets at the end of a quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because the respective futures contracts in which each Fund invests produce non-qualifying income for purposes of qualifying as a RIC, each Fund makes its investments in such instruments through its Subsidiary. Each Fund intends to treat any income it may derive from the futures contracts received by its Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous PLRs provided to third parties not associated with any Fund or any affiliate of a Fund (which only those third parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiaries would be qualifying income, if the income is related to a Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from a Subsidiary, each Fund intends to cause its Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. Each Fund generally will be required to include in its own taxable income the income of its Subsidiary for a tax year, regardless of whether such Fund receives a distribution of its Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, such Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce such Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, such Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Risks Related to the Regulation of Bitcoin, Ether, SOL or XRP. Any final determination by a court that bitcoin, ether, SOL or XRP, or any other digital asset, may be offered and sold as a “security” or investment contract may adversely affect the value of such assets and the value of the Shares, and, if such asset is not, or cannot, be registered as a security, result in a potential termination of a Fund. On March 17, 2026, the SEC and CFTC issued a comprehensive interpretive release providing clarity on the application of federal securities laws to crypto assets, including by providing a five-category taxonomy to classify crypto assets and aligning SEC and CFTC oversight. In the interpretive release, the SEC provided that “digital commodities” are not considered securities. A digital commodity is a crypto asset that derives its value from the programmatic operation of a “functional” crypto system and market supply and demand dynamics, rather than from the expectation of profits from the essential managerial efforts of others. These assets are not securities because they lack the economic characteristics of securities (i.e., they do not generate passive yield, convey rights to future income or profits, or represent an interest in a business enterprise). In each Fund’s view, under the interpretive release, each of bitcoin, ether, SOL and XRP is properly classified as a digital commodity. However, if a court of competent jurisdiction and final appellate authority determines that bitcoin, ether, SOL or XRP is a security, the respective Fund would not continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws). In the meantime, because the legal tests for determining whether a digital asset is or is not a security often leave room for interpretation, for so long as the Funds believe there to be good faith grounds to conclude that the Fund may continue to hold its investments, the Fund does not intend to dissolve the Fund on the basis that bitcoin, ether, SOL, or XRP, respectively, could at some future point be finally determined to be a security.

Subsidiary Regulatory Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries are organized, respectively, could result in the inability of the Funds to operate as intended and could negatively affect each Fund and its shareholders. Each Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as each Subsidiary is wholly-owned by each respective Fund, and the investors of a Fund will have the investor protections of the 1940 Act, each Fund as a whole — including its respective Subsidiary — will provide investors with 1940 Act protections.

Commodity Regulatory Risk. Each Fund’s use of commodity futures subject to regulation by the CFTC has caused each Fund to be classified as a “commodity pool” and this designation requires that the Funds comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. Each Fund’s investment decisions may need to be modified, and commodity contract positions held by a Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting a Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Funds is impossible to predict, but could be substantial and adverse to the Funds.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and its respective investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Funds may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Adviser, third-party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on each Fund’s performance, resulting in losses to your investment.

Cybersecurity Risk. Each Fund is susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Funds’ third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Funds invest, can also subject the Funds to many of the same risks associated with direct cybersecurity breaches. While the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cybersecurity systems of issuers or third-party service providers.

Management of the Funds

Each Fund is a series of Volatility Shares Trust, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Volatility Shares LLC is a Delaware limited liability company and is registered with the SEC. Volatility Shares serves as each Fund’s investment adviser pursuant to an investment management agreement by and between the Trust, on behalf of each Fund, and Volatility Shares (the “Investment Management Agreement”). The Adviser was formed for the purpose of sponsoring volatility-linked exchange-traded funds.

In its capacity as Adviser, Volatility Shares oversees and implements each Fund’s investment program subject to the supervision of the Board. Such responsibilities include, among other things, trading portfolio securities and performing related services. The Adviser also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, the Adviser continuously reviews, supervises, and administers the Fund’s investment program.

The principal office of the Adviser and the Funds is located at 2000 PGA Blvd, Suite 4440, Palm Beach Gardens, Florida 33408. The telephone number of the Adviser and the Funds is (866) 261-0273. The registration of the Adviser with the CFTC and its membership in the National Futures Association (“NFA”) must not be taken as an indication that either the CFTC or the NFA has recommended or approved the Adviser, the Trust and the Fund.

Portfolio Managers

Charles Lowery, Anand Desai and Dustin Shidaker serve as portfolio managers for each Fund. Each of the portfolio managers are primarily and jointly responsible for the day-to-day management of the Funds.

Charles Lowery. Mr. Lowery has been with the Adviser since 2023. From 2017 to 2023, he served as Director of ETF Portfolio Management at Milliman Financial Risk Management LLC, where he helped establish the firm’s ETF sub-advisory business. From 2006 to 2016, he served as a Portfolio Manager at ProShares. Mr. Lowery holds a BS in Business Administration from Georgetown University.

Anand Desai. Mr. Desai has been with the Adviser since 2024. From 2015 to 2024, he was with Penserra Capital Management LLC, where he was Director — Senior Portfolio Manager from 2022 to 2024. From 2011 to 2015, he served as a portfolio fund accountant at State Street. Mr. Desai holds a BS in Managerial Economics from University of California, Davis.

Dustin Shidaker. Mr. Shidaker currently is a Portfolio Manager at the Adviser. Mr. Shidaker holds a BS in Consumer Sciences and Financial Services from The Ohio State University. From 2022 to 2024 he was an ETF Portfolio Manager at Milliman Financial Risk Management LLC, where he helped support defined outcome ETF strategies trading flex options. From 2019 to 2021 he was an Investment Associate at UBS managing short-term fixed income strategies.

For additional information concerning the Adviser, including a description of the services provided to the Funds, please see the Funds’ SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of each Fund may also be found in the SAI.

Management Fee

Pursuant to the Investment Management Agreement between the Adviser and the Trust, on behalf of the Funds, the Adviser manages the Fund’s assets. The Adviser is paid an annual management fee for each Fund based on a percentage of such Fund’s average daily net assets in accordance with the below:

Fund	Management Fee
2x Bitcoin ETF	1.85%
2x Ether ETF	1.85%
Solana ETF	1.15%
2x Solana ETF	1.85%
XRP ETF	1.15%
2x XRP ETF	1.85%
Volatility Premium Plus ETF	1.35%

The Adviser is responsible for paying the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement on behalf of each Fund is available in the Form N-CSR to shareholders for the fiscal year ended February 28, 2026 or Form N-CSRS for the fiscal period ended August 31, 2025, as applicable.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized Participants may acquire Shares of a Fund directly from such Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

Shares may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participant that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, each Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, each Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers of acquiring, owning and disposing of Shares. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This U.S. federal income tax summary is based in part on the advice of counsel to the Funds. The IRS could disagree with any conclusions set forth in this summary. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the U.S. federal income tax treatment of the assets to be included in any Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under U.S. federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Each Fund intends to continue to qualify as a “regulated investment company” under the U.S. federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay U.S. federal income taxes.

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares of a Fund is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

• A Fund in which you invest makes distributions,

• You sell your Shares of a Fund listed on the Exchange, and

• You purchase or redeem Creation Units.

Taxes on Distributions

Each Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from a Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares of a Fund generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to Shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as a Fund are generally taxed at higher rates than capital gains. Each Fund will provide notice to its shareholders of the amount of any distribution which must be taken into account as a dividend which is to ordinary income tax rates.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by a Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

Each Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below.

However, distributions received by a non-U.S. investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions to, and gross proceeds from dispositions of Shares of a Fund by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “U.S. Federal Tax Matters” in the SAI for more information.

Investments in the Subsidiary

One of the requirements for qualification as a RIC is that a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies.

Each Fund intends to treat any income it may derive from the futures contracts received by its Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS had issued numerous PLRs provided to third parties not associated with any Fund or any affiliate of a Fund (which only those third parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiaries would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from any Subsidiary, each Fund intends to cause its Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders.

If a Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Each Fund’s Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by its Subsidiary during that year, whether or not distributed by the Subsidiary. Furthermore, the Fund will be subject to the RIC qualification distribution requirements with respect to its Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year and thus the Fund may not have sufficient cash on hand to make such distribution.

Changes in the laws of the United States and/or the Cayman Islands, under which each Fund and its Subsidiary is organized, respectively, could prevent the Fund and/or the Subsidiary from operating as described in this prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands governmental authority taxes, the relevant Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of futures contracts may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

Each Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated for a Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares of such Fund outstanding. The result, rounded to the nearest cent, is the NAV per Share. All valuations are subject to review by the Trust’s Board or its delegate.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investment, it must be valued at the market value. Rule 2a-5 under the 1940 Act (“Rule 2a-5”) defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available,” then the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 permits a fund’s board of trustees to designate the fund’s investment adviser as its “valuation designee” to perform fair value determinations, subject to certain conditions. Accordingly, the Fund’s Board has designated Volatility Shares as its valuation designee (the “Valuation Designee”) pursuant to Rule 2a-5 and has directed the Valuation Designee to perform the functions required in Rule 2a-5(a) subject to the requirements of Rule 2a-5(b) on behalf of all portfolio investments of the Fund, subject to the Board’s oversight.

Each Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which a Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over the counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Each Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing a Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

For more information about how each Fund’s NAV is determined, please see the section in the statement of information entitled “Determination of Net Asset Value.”

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 is the administrator and transfer agent for the Trust. U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.volatilityshares.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. The SEC adopted Rule 12d1-4 under the 1940 Act, which outlines the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1) of the 1940 Act.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance. The total returns in the tables represent how much an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). Certain information reflects the financial results for a single share. The information below has been audited by Tait, Weller & Baker LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Reports, which are available upon request.

2x Bitcoin ETF (Consolidated)

	Year Ended February 28, 2026	Year Ended February 28, 2025	Period Ended February 29, 2024(1)
Per Share Data:
Net asset value, beginning of period	$39.28	$43.90	$15.00

Investment Operations:
Net investment income (loss)(2)	(0.24)	(0.18)	0.01
Net realized and unrealized gain (loss) on investments(3)	(18.88)	1.24	28.89
Total from investment operations	(19.12)	1.06	28.90

Less Distributions From:
Net investment income	(5.87)	(5.69)	—
Return of Capital	(0.05)	—	—
Total distributions	(5.92)	(5.69)	—
ETF transaction fees per share	0.01	0.01	—
Net asset value, end of period	$14.25	$39.28	$43.90
Total Return at Net Asset Value(4)	-58.34%	3.74%	192.66%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$902,156	$2,248,927	$552,231
Ratio of expenses to average net assets(5)	2.73%	2.35%	1.85%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets(5)	0.88%	0.50%	—%
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short(5)	1.85%	1.85%	1.85%
Ratio of net investment income (loss) to average net assets(5)	(0.56)%	(0.42)%	0.09%
Portfolio turnover rate(4)(6)	0.00%	0.00%	0.00%

(1)         Commencement of operations was June 26, 2023.

(2)         Net investment income per share has been calculated based on average shares outstanding during the periods.

(3)         Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in NAV per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(4)         Not annualized for periods less than one year.

(5)         Annualized for periods less than one year.

(6)         Portfolio turnover rate excludes in-kind transactions.

2x Ether ETF (Consolidated)

	Year Ended February 28, 2026(7)	Period Ended February 28, 2025(1)(7)
Per Share Data:
Net asset value, beginning of period	$58.33	$303.80

Investment Operations:
Net investment income (loss)(2)	(0.46)	0.84
Net realized and unrealized gain (loss) on investments(3)	(37.37)	(245.36)
Total from investment operations	(37.83)	(244.52)

Less Distributions From:
Net investment income	0.00	0.00
Return of Capital	(0.77)	(1.01)
Total distributions	(0.77)	(1.01)
ETF transaction fees per share	0.03	0.06
Net asset value, end of period	$19.76	$58.33
Total Return at Net Asset Value(4)	-65.78%	-80.65%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$730,296	$609,413
Ratio of expenses to average net assets
Before expense reimbursement/recoupment(5)	2.97%	2.65%
After expense reimbursement/recoupment(5)	2.84%	1.74%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets(5)	1.12%	0.80%
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short(5)	1.72%	0.94%
Ratio of net investment income (loss) to average net assets(5)	(0.63)%	0.84%
Portfolio turnover rate(4)(6)	0.00%	0.00%

(1)         Commencement of operations was June 3, 2024

(2)         Net Investment income per share has been calculated based on average shares outstanding during the periods.

(3)         Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in NAV per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(4)         Not annualized for periods less than one year.

(5)         Annualized for periods less than one year.

(6)         Portfolio turnover rate excludes in-kind transactions.

(7)         Adjusted to reflect a 1:20 reverse stock split occurring on April 9, 2025, as if it occurred at the commencement of operations.

Solana ETF (Consolidated)

Period Ended February 28, 2026(1)
Per Share Data:
Net asset value, beginning of period	$15.28

Investment Operations:
Net investment income (loss)(2)	0.20
Net realized and unrealized gain (loss) on investments(3)	(6.98)
Total from investment operations	(6.78)

Less Distributions From:
Net investment income	(0.09)
Return of Capital	(0.18)
Total distributions	(0.27)
ETF transaction fees per share	0.01
Net asset value, end of period	$8.24
Total Return at Net Asset Value(4)	-45.15%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$86,765
Ratio of expenses to average net assets
Before expense reimbursement/recoupment(5)	1.63%
After expense reimbursement/recoupment(5)	1.43%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets(5)	0.48%
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short(5)	0.95%
Ratio of net investment income (loss) to average net assets(5)	1.25%
Portfolio turnover rate(4)(6)	0.00%

(1)         Commencement of operations was March 19, 2025

(2)         Net Investment income per share has been calculated based on average shares outstanding during the period.

(3)         Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in NAV per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(4)         Not annualized for periods less than one year.

(5)         Annualized for periods less than one year.

(6)         Portfolio turnover rate excludes in-kind transactions.

2x Solana ETF (Consolidated)

Period Ended February 28, 2026(1)(7)
Per Share Data:
Net asset value, beginning of period	$299.00

Investment Operations:
Net investment income (loss)(2)	(1.73)
Net realized and unrealized gain (loss) on investments(3)	(249.54)
Total from investment operations	(251.27)

Less Distributions From:
Net investment income	0.00
Return of Capital	(1.84)
Total distributions	(1.84)
ETF transaction fees per share	0.13
Net asset value, end of period	$46.02
Total Return at Net Asset Value(4)	-84.46%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$138,802
Ratio of expenses to average net assets(5)	2.92%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets(5)	1.07%
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short(5)	1.85%
Ratio of net investment income (loss) to average net assets(5)	(0.81)%
Portfolio turnover rate(4)(6)	0.00%

(1)         Commencement of operations was March 19, 2025

(2)         Net Investment income per share has been calculated based on average shares outstanding during the period.

(3)         Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in NAV per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(4)         Not annualized for periods less than one year.

(5)         Annualized for periods less than one year.

(6)         Portfolio turnover rate excludes in-kind transactions.

(7)         Adjusted to reflect a 1:20 reverse stock split occurring on February 27, 2026, as if it occurred at the commencement of operations.

Volatility Premium Plus ETF (Consolidated)

	Year Ended February 28, 2026	Year Ended February 28, 2025	Period Ended February 29, 2024(1)
Per Share Data:
Net asset value, beginning of period	$17.20	$23.36	$15.00

Investment Operations:
Net investment income (loss)(2)	0.21	0.39	0.23
Net realized and unrealized gain (loss) on investments(3)	(1.98)	(0.74)	9.22
Total from investment operations	(1.77)	(0.35)	9.45

Less Distributions From:
Net investment income	(0.16)	(1.67)	(1.09)
Return of Capital	(5.66)	(4.15)	—
Total distributions	(5.82)	(5.82)	(1.09)
ETF transaction fees per share	0.00 (4)	0.01	—
Net asset value, end of period	$9.61	$17.20	$23.36
Total Return at Net Asset Value(5)	-9.55%	-2.90%	63.14%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$12,488	$19,783	$4,905
Ratio of expenses to average net assets(6)	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets(6)	1.72%	1.95%	1.29%
Portfolio turnover rate(5)(7)	0.00%	0.00%	0.00%

(1)         Commencement of operations was April 17, 2023.

(2)         Net investment income per share has been calculated based on average shares outstanding during the periods.

(3)         Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in NAV per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(4)         Amount represents less than $0.005 per share.

(5)         Not annualized for periods less than one year.

(6)         Annualized for periods less than one year.

(7)         Portfolio turnover rate excludes in-kind transactions.

XRP ETF (Consolidated)

Period Ended February 28, 2026(1)
Per Share Data:
Net asset value, beginning of period	$15.59

Investment Operations:
Net investment income (loss)(2)	0.14
Net realized and unrealized gain (loss) on investments(3)	(7.83)
Total from investment operations	(7.69)

Less Distributions From:
Net investment income	(0.07)
Return of Capital	(0.14)
Total distributions	(0.21)
ETF transaction fees per share	0.00 (4)
Net asset value, end of period	$7.69
Total Return at Net Asset Value(5)	-49.94%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$101,639
Ratio of expenses to average net assets
Before expense reimbursement/recoupment(6)	1.67%
After expense reimbursement/recoupment(6)	1.46%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets(6)	0.52%
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short(6)	0.94%
Ratio of net investment income (loss) to average net assets(6)	1.36%
Portfolio turnover rate(5)(7)	0.00%

(1)         Commencement of operations was May 21, 2025

(2)         Net Investment income per share has been calculated based on average shares outstanding during the period.

(3)         Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in NAV per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(4)         Amount represents less than $0.005 per share.

(5)         Not annualized for periods less than one year.

(6)         Annualized for periods less than one year.

(7)         Portfolio turnover rate excludes in-kind transactions.

2x XRP ETF (Consolidated)

Period Ended February 28, 2026(1)(7)
Per Share Data:
Net asset value, beginning of period	$300.00

Investment Operations:
Net investment income (loss)(2)	0.28
Net realized and unrealized gain (loss) on investments(3)	(256.34)
Total from investment operations	(256.06)

Less Distributions From:
Net investment income	0.00
Return of Capital	(1.39)
Total distributions	(1.39)
ETF transaction fees per share	0.06
Net asset value, end of period	$42.61
Total Return at Net Asset Value(4)	-85.68%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$70,628
Ratio of expenses to average net assets
Before expense reimbursement/recoupment(5)	3.13%
After expense reimbursement/recoupment(5)	2.22%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets(5)	1.28%
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short(5)	0.94%
Ratio of net investment income (loss) to average net assets(5)	0.23%
Portfolio turnover rate(4)(6)	0.00%

(1)         Commencement of operations was May 21, 2025

(2)         Net Investment income per share has been calculated based on average shares outstanding during the period.

(3)         Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in NAV per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(4)         Not annualized for periods less than one year.

(5)         Annualized for periods less than one year.

(6)         Portfolio turnover rate excludes in-kind transactions.

(7)         Adjusted to reflect a 1:20 reverse stock split occurring on February 27, 2026, as if it occurred at the commencement of operations.

2x Bitcoin ETF
2x Ether ETF
Solana ETF
2x Solana ETF
XRP ETF
2x XRP ETF
Volatility Premium Plus ETF

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information, such as Fund financial statements, are available free of charge by calling the Fund at (866) 261-0273, on the Fund’s website at www.volatilityshares.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Volatility Shares LLC 2000 PGA Blvd, Suite 4440 Palm Beach Gardens, FL 33408 (866) 261-0273 www.volatilityshares.com	SEC File #: 333-263619 811-23785

Statement of Additional Information

Volatility Shares Trust
Investment Company Act File No. 811-23785

Fund	Ticker Symbol	Exchange
2x Bitcoin ETF (formerly 2x Bitcoin Strategy ETF)	BITX	CBOE BZX Exchange, Inc.
2x Ether ETF	ETHU	CBOE BZX Exchange, Inc.
Solana ETF	SOLZ	The Nasdaq Stock Market LLC
2x Solana ETF	SOLT	The Nasdaq Stock Market LLC
XRP ETF	XRPI	The Nasdaq Stock Market LLC
2x XRP ETF	XRPT	The Nasdaq Stock Market LLC
Volatility Premium Plus ETF	ZVOL	CBOE BZX Exchange, Inc.

Dated June 26, 2026

This Statement of Additional Information (“SAI”) describes shares of each of the funds set forth above (each a “Fund”, and collectively, the “Funds”), each a series of Volatility Shares Trust (the “Trust”). This SAI is not a prospectus. It should be read in conjunction with the Funds’ prospectus, dated June 26, 2026, as may be revised from time to time (each a “Prospectus”). The SAI is incorporated by reference into the Funds’ Prospectus. Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust’s distributor, Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, ME 04101, or by calling toll free at (866) 261-0273.

The audited financial statements for the Fund’s most recent fiscal period appear in the Fund’s Form N-CSR dated February 28, 2026, as filed with the Securities and Exchange Commission (the “SEC”). The financial statements from the Form N-CSR and notes thereto are incorporated by reference. The Form N-CSR is available without charge by calling (866) 261-0273 or by visiting the SEC’s website at http://www.sec.gov.

Glossary of Terms

“1933 Act” means the Securities Act of 1933

“1934 Act” means The Securities Exchange Act of 1934

“1940 Act” means the Investment Company Act of 1940

“12b-1 Plan” means a Plan of Distribution under Rule 12b-1 of the 1940 Act

The “2x Funds” means BITX, ETHU, SOLT and XRPT

“Administration Agreement” means the fund administration servicing agreement between the Trust and USBGFS

“Administrator”, “Fund Accountant”, “Transfer Agent” and “USBGFS” means U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services.

“Adviser” or “Volatility Shares” means Volatility Shares LLC

“AIM” means the London Stock Exchange Alternative Investment Market

“APs” or “Authorized Participants” means those financial entities (specifically those members or participants of a clearing agency registered with the SEC) that have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in Creation Units

“Beneficial Owners” means owners of beneficial interests in Shares

“Bitcoin” means the digital asset that can be transferred among participants on the bitcoin peer-to-peer network on a peer-to-peer basis via the Internet

“Bitcoin Futures Contracts” means futures contracts based on bitcoin

“Bitcoin-Linked ETPs” means bitcoin-linked exchange-traded investment products not registered as investment companies under the 1940 Act

“Bitcoin-Linked Instruments” means (i) Bitcoin Futures Contracts; (ii) shares of other Bitcoin-Linked ETPs; (iii) shares of Other Investment Companies; (iv) exchange-traded option contracts on shares of Bitcoin-Linked ETPs or Other Investment Companies; and (v) swap agreement transactions that reference bitcoin, Bitcoin Futures Contracts, Bitcoin-Linked ETPs, Other Investment Companies or bitcoin-referenced indexes.

“BITX” means the 2x Bitcoin ETF

“BITX Subsidiary” means the wholly-owned subsidiary of BITX organized under the laws of the Cayman Islands, 2x Bitcoin Strategy ETF Cayman Ltd.

“Board of Trustees” or “Board” means the Board of Trustees of the Trust

“Business Day” means any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

“CCO” means the Chief Compliance Officer of the Trust

“CEA” means the Commodity Exchange Act of 1936

“CFTC” means the Commodity Futures Trading Commission

“Closing Time” means no later than 2:00 p.m., Eastern time

The “Code” means the Internal Revenue Code of 1986

“Collateral Investments” means (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

“Creation Unit” means aggregations of specified numbers of Shares for which the Funds offer, issue and redeem Shares

“Custodian” means U.S. Bank National Association

“Digital Asset-Linked ETPs” means digital asset-linked exchange-traded investment products not registered as investment companies under the 1940 Act, including Bitcoin-Linked ETPs, Ether-Linked ETPs, Solana-Linked ETPs, and XRP-Linked ETPs

“Distributor” means Foreside Fund Services, LLC

The “Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act

“DTC” means The Depository Trust Company, a limited-purpose trust company

“DTC Participants” means those participants who utilize the facilities of DTC

“EU” means the European Union

“ETFs” means exchange-traded funds registered under the 1940 Act

“Ether” means the digital asset that is created and transmitted through the operations of the peer-to-peer “Ethereum Network,” a decentralized network of computers that operates on cryptographic protocols.

“Ether Futures Contracts” means futures contracts based on ether

“Ether-Linked ETPs” means ether-linked exchange-traded investment products not registered as investment companies under the 1940 Act

“Ether-Linked Investments” means (i) Ether Futures Contracts; (ii) shares of other Ether-Linked ETPs; (iii) shares of Other Investment Companies; (iv) exchange-traded option contracts on shares of Ether-Linked ETPs or Other Investment Companies; and (v) swap agreement transactions that reference ether, Ether Futures Contracts, Ether-Linked ETPs, Other Investment Companies or ether-referenced indexes

“ETHU” means the 2x Ether ETF

“ETHU Subsidiary” means the wholly-owned subsidiary of ETHU organized under the laws of the Cayman Islands, Ether Strategy ETF Cayman Ltd.

“ETPs” means exchange-traded investment products not registered under the 1940 Act

“Exchanges” means The Nasdaq Stock Market LLC and the CBOE BZX Exchange, Inc.

“FCM” means futures commission merchants

“FDIC” means Federal Deposit Insurance Corporation

“Financial Instruments” means instruments whose value is derived from the value of an underlying asset, rate or benchmark and include futures contracts, options transactions, swap agreements and forward contracts

“FINRA” means the Financial Industry Regulatory Authority

A “Fund” means one of BITX, ETHU, SOLT, SOLZ, XRPI, XRPT, or ZVOL

The “Funds” means, collectively, BITX, ETHU, SOLT, SOLZ, XRPI, XRPT, and ZVOL

“Fund Accounting Agreement” means the fund accounting servicing agreement between the Trust and USBGFS

“Futures Contracts” means one of, or collectively, Bitcoin Futures Contracts, Ether Futures Contracts, SOL Futures Contracts, VIX Futures Contracts and XRP Futures Contracts

“Independent Trustees” means those Trustees of the Trust who are not officers or employees of the Adviser or any of its affiliates

“Indirect Participants” means entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly

“Investment Management Agreements” means the investment management agreements between Volatility Shares and the Trust, on behalf of the Funds

“Interested Trustee” means those Trustees of the Trust who are “interested persons” as such term is defined under the 1940 Act.

“IRS” means Internal Revenue Service

“NAV” means net asset value

“NFA” means National Futures Association

“Non-U.S. Shareholder” means a Fund shareholder who is a non-resident alien or foreign entity

“NSCC” means the National Securities Clearing Corporation

“NYSE” means the New York Stock Exchange

“OCC” means Options Clearing Corporation

“OTC” means over-the-counter

“Other ETFs” means Digital Asset-Linked ETPs and Other Investment Companies.

“Other Investment Companies” means other investment companies registered under the 1940 Act that invest in similar assets to those in which a Fund may invest

“Participant Agreement” means the written agreement between and Authorized Participant and the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units

The “Prospectus” means the Funds’ prospectus dated June 26, 2026

“RIC” means a regulated investment company under Subchapter M of the Code

“Rule 18f-4” or the “Derivatives Rule” means Rule 18f-4 promulgated under the 1940 Act

“SAI” means this Statement of Additional Information

“SEC” means the U.S. Securities and Exchange Commission

“Shares” means the shares of a Fund

“SOL” means the digital asset that is created and transmitted through the operations of the peer-to-peer Solana Network, a decentralized network of computers that operates on cryptographic protocols

“SOL Futures Contracts” means futures contracts based on SOL

“SOL-Linked ETPs” means SOL-linked exchange-traded investment products not registered as investment companies under the 1940 Act

“SOL-Linked Instruments” means (i) SOL Futures Contracts; (ii) shares of other SOL-Linked ETPs; (iii) shares of Other Investment Companies; (iv) exchange-traded option contracts on shares of SOL-Linked ETPs or Other Investment Companies; and (v) swap agreement transactions that reference SOL, SOL Futures Contracts, SOL-Linked ETPs, Other Investment Companies or SOL-referenced indexes

“SOLT” means the 2x Solana ETF

“SOLT Subsidiary” means the wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, 2x Solana ETF Cayman Ltd.

“SOLZ” means the Solana ETF

“SOLZ Subsidiary” means the wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, Solana ETF Cayman Ltd.

“S&P 500” means the S&P 500® Index

“S&P 500 Futures” means futures contracts based on the S&P 500

“Subsidiaries” means, collectively, the BITX Subsidiary, ETHU Subsidiary, SOLT Subsidiary, SOLZ Subsidiary, XRPI Subsidiary, XRPT Subsidiary, and ZVOL Subsidiary

“Transmittal Date” means the Business Day on which an order to purchase or redeem Creation Units is received in proper form

The “Trust” means the Volatility Shares Trust

“VaR” means “Value-at-Risk” as such term is used in Rule 18f-4

“VIX” means the Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index

“VIX Futures Contracts” means futures contracts based on the VIX

“Volatility Shares” means Volatility Shares LLC

“Volatility Shares Fund Complex” means those open-end management investment companies registered under the 1940 Act that are advised by Volatility Shares

“XRP” means the digital asset that is created and transmitted through the operations of the XRP Ledger, a decentralized ledger upon which XRP transactions are processed and settled

“XRP Futures Contracts” means futures contracts based on XRP

“XRPI” means the XRP ETF

“XRPI Subsidiary” means the wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, XRP ETF Cayman Ltd.

“XRP-Linked ETPs” means XRP-linked exchange-traded investment products not registered as investment companies under the 1940 Act

“XRP-Linked Instruments” means (i) XRP Futures Contracts; (ii) shares of other XRP-Linked ETPs; (iii) shares of Other Investment Companies; (iv) exchange-traded option contracts on shares of XRP-Linked ETPs or Other Investment Companies; and (v) swap agreement transactions that reference XRP, XRP Futures Contracts, XRP-Linked ETPs, Other Investment Companies or XRP-referenced indexes

“XRPT” means the 2x XRP ETF

“XRPT Subsidiary” means the wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, 2x XRP ETF Cayman Ltd.

“ZVOL” means the Volatility Premium Plus ETF

“ZVOL Subsidiary” means the wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, -1x Short VIX Mid-Term Futures ETF Cayman Ltd.

General Description of the Trust and the Funds

The Trust is a Delaware statutory trust organized on August 20, 2021. The Trust is an open-end management investment company, registered under the 1940 Act. The Trust currently offers shares of 21 separate series. This SAI relates to the Funds listed below. The below also details whether each Fund is classified as a “diversified company” or a “non-diversified company” as such terms are defined under the 1940 Act.

Fund	Diversification Status
BITX	Non-Diversified
ETHU	Non-Diversified
SOLZ	Non-Diversified
SOLT	Non-Diversified
XRPI	Non-Diversified
XRPT	Non-Diversified
ZVOL	Non-Diversified

Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. Effective June 26, 2026, BITX changed its name from “2x Bitcoin Strategy ETF” to “2x Bitcoin ETF”.

Each Fund is advised by Volatility Shares. Each of the 2x Funds is “leveraged,” meaning each 2x Fund is designed to seek daily investment results, before fees and expenses, that correspond to the performance of a multiple (2x) of the daily performance of its respective reference asset for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation. It is the policy of each 2x Fund to pursue its investment objective regardless of market conditions, to attempt to remain nearly fully invested, and to not take defensive positions.

All of the Funds are “actively managed”, as opposed to “passively managed” (ETFs whereby such Fund seeks to replicate the performance of a specific index).

Shares list and principally trade on either The Nasdaq Stock Market LLC (“Nasdaq”) or Cboe BZX Exchange, Inc. (“Cboe BZX”). The below table indicates the Exchange on which each Fund’s shares list and principally trade.

Fund	Listing Exchange
BITX	Cboe BZX
ETHU	Cboe BZX
SOLZ	Nasdaq
SOLT	Nasdaq
XRPI	Nasdaq
XRPT	Nasdaq
ZVOL	Cboe BZX

The Shares will trade on an Exchange at market prices that may be below, at or above NAV. ETFs, such as the Funds, do not sell or redeem individual shares of the Funds. Instead, the Funds offer, issue and redeem Shares at NAV only in Creation Units. Authorized Participants (which are discussed in greater detail below) have contractual arrangements with the Funds or the Distributor to purchase and redeem Fund Shares directly with the Funds in Creation Units in exchange for the securities comprising the Funds and/or cash, or some combination thereof. An Authorized Participant that purchases a Creation Unit of Fund Shares deposits with a Fund a “basket” of securities and other assets identified by a Fund that day and then receives the Creation Unit of Fund Shares in return for those assets. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of Fund Shares for a basket of securities and/or other assets. The basket is generally representative of a Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, a Fund may utilize baskets that are not representative of a Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

The Funds are separate exchange-traded funds, and each Share represents an equal proportionate interest in a Fund. All consideration received by the Trust for Shares and all assets of a Fund belong solely to such Fund and would be subject to liabilities related thereto. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees. The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Exchange Listing and Trading

An Exchange may, but is not required to, remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of each Fund, there are fewer than 50 beneficial holders of the Shares of such Fund; (2) the Exchange becomes aware that a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (3) a Fund no longer complies with certain listing exchange rules; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, an Exchange will remove the Shares of a Fund from listing and trading upon termination of the Trust or such Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

Each Fund reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

The Funds are required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel a Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit such Fund’s profit or require such Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers or if it chooses to couple the creation of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on a national securities exchange, a trading facility, or an alternative trading system.

Volatility Shares or its affiliates, or a fund for which Volatility Shares or an affiliate serves as investment adviser (each, as applicable, a “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) the Fund as they are launched or thereafter, or may purchase Shares of the Fund through a broker-dealer or other investors, including in secondary market transactions. Because the Selling Shareholder may be deemed to be affiliates of the Fund, the Shares are being registered to permit the resale of these shares from time to time after any such purchase. The Fund will not receive any of the proceeds from the resale of such Shares.

Investment Objectives and Policies

Each Fund’s Prospectus describes the investment objective and certain policies of such Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of each Fund.

The Funds are subject to the following fundamental policies (as detailed below), which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of such Fund:

All Funds

(1)    The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)    The Fund may not borrow money, except as permitted under the 1940 Act.

(3)    The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

(4)    The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)    The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)    The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

BITX

(7)    The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund will have economic exposure that is concentrated to the extent the S&P 500 concentrates its investments and except that the Fund may invest more than 25% of its total assets in investments that provide exposure to Bitcoin and/or Bitcoin Futures Contracts. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

ETHU

(7)    The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to ether and/or Ether Futures Contracts. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

SOLT and SOLZ

(7)    The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to SOL and/or SOL Futures Contracts. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

XRPI and XRPT

(7)    The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to XRP and/or XRP Futures Contracts. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

ZVOL

(7)    The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except to the extent the VIX is concentrated in any industry or group of identified industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that such Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit each Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value, then a Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, a Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of such Fund’s total assets.

The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of a Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies

The following information supplements the discussion of each Fund’s investment objective, policies and strategies that appear in the Prospectus. Each of the Funds are classified as a “non-diversified company” under the 1940 Act. Under applicable federal laws, to qualify as a “diversified company” under the 1940 Act, a fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the outstanding securities of one issuer. The remaining 25% of such Fund’s total assets need not be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. A “non-diversified company” under the 1940 Act is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in a single issuer, and therefore, a Fund that is classified as a “non-diversified company” under the 1940 Act may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than a “diversified company”. This may have an adverse effect on the performance of a Fund that is classified as a “non-diversified company”.

The diversification of a Fund’s holdings is measured at the time such Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of a single issuer or a small number of issuers.

Fund-Specific Investment Strategies

BITX

BITX is “leveraged”, meaning it is designed to seek daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of bitcoin. BITX does not seek to achieve its stated investment objective over a period of time greater than a single day. It is the policy of BITX to pursue its investment objective regardless of market conditions, to attempt to remain nearly fully invested, and to not take defensive positions.

BITX seeks to achieve its investment objective primarily through managed exposure to Bitcoin Futures Contracts and Collateral Investments. In this manner, BITX seeks to provide investment results that correspond to twice the performance of bitcoin for a single day. BITX does not invest directly in bitcoin. Instead, BITX seeks to benefit from increases in the price of Bitcoin Futures Contracts for a single day.

Under normal circumstances, BITX invests at least 80% of the value of its assets (plus borrowings for investment purposes) in Bitcoin-Linked Instruments.

ETHU

ETHU is “leveraged”, meaning it is designed to seek investment results, before fees and expenses, that correspond to two times (2x) the daily performance of ether. ETHU does not seek to achieve its stated investment objective over a period of time greater than a single day. It is the policy of ETHU to pursue its investment objective regardless of market conditions, to attempt to remain nearly fully invested, and to not take defensive positions.

ETHU seeks to achieve its investment objective by investing its assets principally in Ether Futures Contracts and Collateral Investments. ETHU does not invest directly in ether. Instead, ETHU seeks to benefit from increases in the price of Ether Futures Contracts in its pursuit of seeking to produce 2x the performance of ether.

Under normal circumstances, ETHU invests at least 80% of the value of its assets (plus borrowings for investment purposes) in Ether-Linked Investments.

SOLT

SOLT is “leveraged”, meaning it is designed to seek daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of SOL. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. It is the policy of SOLT to pursue its investment objective regardless of market conditions, to attempt to remain nearly fully invested, and to not take defensive positions.

SOLT seeks to achieve its investment objective primarily through managed exposure to SOL Futures Contracts and Collateral Investments. In this manner, SOLT seeks to provide investment results that correspond to twice the performance of the price of SOL for a single day. SOLT does not invest directly in SOL. Instead, SOLT seeks to benefit from increases in the price of SOL Futures Contracts for a single day.

Under normal circumstances, SOLT will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Solana-Linked Instruments.

SOLZ

SOLZ seeks long-term capital appreciation. SOLZ is designed to seek to participate in 100% of the returns of Solana. It is the policy of SOLZ to pursue its investment objective regardless of market conditions, to attempt to remain nearly fully invested, and to not take defensive positions.

SOLZ seeks to achieve its investment objective primarily through managed exposure to SOL Futures Contracts and Collateral Investments. In seeking its investment objective, SOLZ seeks to participate in 100% of the returns of SOL. SOLZ does not invest directly in SOL. Instead, SOLZ seeks to benefit from increases in the price of SOL Futures Contracts.

Under normal circumstances, SOLZ will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Solana-Linked Instruments.

XRPI

XRPI seeks long-term capital appreciation. XRPI is designed to seek to participate in 100% of the returns of XRP. It is the policy of XRPI to pursue its investment objective regardless of market conditions, to attempt to remain nearly fully invested, and to not take defensive positions.

XRPI seeks to achieve its investment objective primarily through managed exposure to XRP Futures Contracts and Collateral Investments. In seeking its investment objective, XRPI seeks to participate in 100% of the returns of XRP. XRPI does not invest directly in XRP. Instead, XRPI seeks to benefit from increases in the price of XRP Futures Contracts.

Under normal circumstances, XRPI will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in XRP-Linked Instruments. For purposes of this policy, “XRP-Linked Instruments” means XRP Futures Contracts and (i) shares of XRP-Linked ETPs under the 1940 Act (such XRP-Linked ETPs are currently unavailable for investment, though are expected to become available in the future); and (ii) swap agreement transactions that reference XRP, XRP-Linked ETPs, XRP Futures Contracts, or XRP-referenced indexes.

XRPT

XRPT is “leveraged”, meaning it is designed to seek daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of XRP. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. It is the policy of XRPT to pursue its investment objective regardless of market conditions, to attempt to remain nearly fully invested, and to not take defensive positions.

XRPT seeks to achieve its investment objective primarily through managed exposure to XRP Futures Contracts and Collateral Investments. In this manner, XRPT seeks to provide investment results that correspond to twice the performance of the price of XRP for a single day. XRPT does not invest directly in XRP. Instead, XRPT seeks to benefit from increases in the price of XRP Futures Contracts for a single day.

Under normal circumstances, XRPT will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in XRP-Linked Instruments.

ZVOL

ZVOL seeks to provide total return.

ZVOL seeks to achieve its investment objective by investing its assets in short positions on VIX Futures Contracts, other “Financial Instruments” (instruments whose value is derived from the value of an underlying asset, rate or benchmark and include futures contracts, options transactions, swap agreements and forward contracts), other ETFs, ETPs and Collateral Investments.

ZVOL has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest in futures contracts and other securities in an amount that provides investment exposure of at least 80% of the value of ZVOL’s net assets (plus the amount of any borrowing for investment purposes) to VIX Futures Contracts.

Types of Investments

Collateral Investments

In seeking to achieve their investment objectives, and for serving as margin for the Funds’ investments in Futures Contracts or other derivatives in furtherance of the Funds’ investment objective, the Funds may invest all or part of their assets in cash or cash equivalents, which include, but are not limited to, the following:

(1)    The Funds may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal National Mortgage Association. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

(2)    The Funds may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Funds’ 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Funds may not be fully insured. The Funds may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3)    The Funds may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4)    The Funds may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(5)    The Funds may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Funds and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The Funds’ portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Funds’ liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Funds may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by Volatility Shares to be of comparable quality.

(6)    The Funds may invest in shares of investment companies that invest in high-quality securities that are subject to management fees and other expenses. Therefore, investments in these funds will cause the Funds to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Funds will continue to pay their own management fees and expenses with respect to all of their assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

(7)    The Funds may invest in corporate debt securities, as consistent with its investment objective and policies. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The Funds could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Futures Contracts

The Funds may invest in the respective Futures Contracts in pursuit of their investment objectives. Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. A futures contract is a standardized contract traded on, or subject to the rules of, an exchange. The contract will stipulate an exchange to buy or sell a specified type and quantity of a particular underlying asset at a designated price. Futures contracts may be physically-settled or cash-settled. The only futures contracts in which the Funds invest are cash-settled Futures Contracts. “Cash-settled” means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess.

Futures contracts exhibit “futures basis”, meaning the difference between the current market value of the underlying asset and the price of the cash-settled futures contract. A negative futures basis exists when cash-settled Futures Contracts generally trade at a premium to the current market value of the reference asset.

The Funds may “roll” their Futures Contracts. Futures contracts expire on a designated date (the “expiration date”). The Futures Contracts in which the Funds invest are cash settled on their expiration date unless they are “rolled” prior to expiration.

An investor in futures contracts generally deposits cash (also known as “margin”) with an FCM for its open positions in futures contracts. The margin requirements or position limits may be based on the notional exposure of the futures contracts, or the number of futures contracts purchased. The FCM, in turn, generally transfers such deposits to the clearing house to protect the clearing house against non-payment by the Funds. The Funds may also be required to pay variation margin, which is the amount of cash that each party agrees to pay to or receive from the other to reflect the daily fluctuation in the value of the futures contract. The clearing house effectively serves as the counterparty to a futures contract. In addition, the FCM may require a Fund to deposit additional margin collateral in excess of the clearing house’s requirements for the FCM’s own protection.

In selecting investments for the Funds, the Adviser takes into consideration the relative liquidity of, and costs associated with, Futures Contracts as well as regulatory requirements imposed by the SEC and the IRS, and other factors.

•Bitcoin Futures Contracts. In order to obtain 2x exposure to the return of bitcoin, BITX intends to enter into cash-settled Bitcoin Futures Contracts as the “buyer.” In simplest terms, in a cash-settled futures market the counterparty pays the buyer if the price of a futures contract goes up and receives cash from the counterparty if the price of the futures contract goes down. In order to maintain its 2x exposure to the return of bitcoin, BITX intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, BITX will close its long position by buying the expiring contract at a relatively lower price and selling a longer-dated contract at a relatively higher price. The presence of backwardation will positively affect the performance of BITX. Conversely, futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling long futures contracts that are in contango, BITX will close its long position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence of contango will negatively affect the performance of BITX.

BITX expects to gain 2x exposure to the return of bitcoin by investing a portion of its assets in the BITX Subsidiary advised by Volatility Shares. BITX invests in Bitcoin Futures Contracts indirectly via the BITX Subsidiary. The BITX Subsidiary and BITX will have the same investment adviser, investment sub-adviser and investment objective. The BITX Subsidiary will also follow the same general investment policies and restrictions as BITX. Except as noted herein, for purposes of this SAI, references to BITX’s investment strategies and risks include those of the BITX Subsidiary. BITX complies with the provisions of the 1940 Act) governing investment policies and capital structure and leverage on an aggregate basis with the BITX Subsidiary. Furthermore, the Adviser, as the investment adviser to the BITX Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the BITX Subsidiary. The BITX Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because BITX intends to continue to qualify for treatment as a RIC under Subchapter M of the Code, the size of BITX’s investment in the BITX Subsidiary will not exceed 25% of BITX’s total assets at each quarter end of BITX’s fiscal year. The BITX Subsidiary’s custodian is U.S. Bank N.A.

BITX seeks to remain fully invested at all times in Bitcoin Futures Contracts and/or other investments described in the Prospectus that, in combination, produce investment results that, before fees and expenses, are expected to provide 100% total asset exposure to the performance of Bitcoin.

•Ether Futures Contracts. ETHU intends to enter into cash-settled Ether Futures Contracts as the “buyer.” In simplest terms, in a cash-settled futures market the counterparty pays the buyer if the price of a futures contract goes up and receives cash from the counterparty if the price of the futures contract goes down. ETHU intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, ETHU will close its long position by buying the expiring contract at a relatively lower price and selling a longer-dated contract at a relatively higher price. The presence of backwardation will positively affect the performance of ETHU. Conversely, futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling long futures contracts that are in contango, ETHU will close its long position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence of contango will negatively affect the performance of ETHU.

ETHU expects to gain 2x exposure to the daily performance of ether by investing a portion of its assets in the ETHU Subsidiary. ETHU invests in Ether Futures Contracts indirectly via the ETHU Subsidiary. The ETHU Subsidiary and ETHU will have the same investment adviser and investment objective. The ETHU Subsidiary will also follow the same general investment policies and restrictions as ETHU. Except as noted herein, for purposes of this SAI, references to ETHU’s investment strategies and risks include those of the ETHU Subsidiary. ETHU complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the ETHU Subsidiary. Furthermore, the Adviser, as the investment adviser to the ETHU Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the ETHU Subsidiary. The ETHU Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because ETHU intends to continue to qualify for treatment as a RIC under Subchapter M of the Code, the size of ETHU’s investment in the ETHU Subsidiary will not exceed 25% of ETHU’s total assets at each quarter end of ETHU’s fiscal year. The ETHU Subsidiary’s custodian is U.S. Bank.

ETHU seeks to remain fully invested at all times in Ether Futures Contracts and/or Financial Instruments that, in combination, produce investment results that, before fees and expenses, are twice (2x) the daily investment performance of ether.

•SOL Futures Contracts. In order to obtain the sought-after exposure to the return of SOL, SOLT and SOLZ intend to enter into cash-settled SOL Futures Contracts as the “buyer.” In simplest terms, in a cash-settled futures market the counterparty pays the buyer if the price of a futures contract goes up and receives cash from the counterparty if the price of the futures contract goes down. SOLT and SOLZ intend to exit their futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, SOLT and SOLZ will close their long positions by buying the expiring contract at a relatively lower price and selling a longer-dated contract at a relatively higher price. The presence of backwardation will positively affect the performance of SOLT and SOLZ. Conversely, futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling long futures contracts that are in contango, SOLT and SOLZ will close their long positions by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence of contango will negatively affect the performance of SOLT and SOLZ.

SOLT and SOLZ expect to gain their respective sought-after exposure to the return of SOL by investing a portion of their assets in the SOLT and SOLZ Subsidiaries, each a wholly-owned subsidiary of SOLT and SOLZ organized under the laws of the Cayman Islands and advised by Volatility Shares. SOLT and SOLZ invest in SOL Futures Contracts indirectly via their respective Subsidiary. The SOLT and SOLZ Subsidiaries and SOLT and SOLZ will have the same investment adviser and investment objective. The SOLT and SOLZ Subsidiaries will also follow the same general investment policies and restrictions as SOLT and SOLZ, respectively. Except as noted herein, for purposes of this SAI, references to SOLT and SOLZ’s investment strategies and risks include those of the SOLT and SOLZ Subsidiary, respectively. SOLT and SOLZ comply with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the SOLT and SOLZ Subsidiaries. Furthermore, the Adviser, as the investment adviser to the SOLT and SOLZ Subsidiaries, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the SOLT and SOLZ Subsidiaries. The SOLT and SOLZ Subsidiaries also comply with the provisions of the 1940 Act relating to affiliated transactions and custody. Because SOLT and SOLZ intend to qualify for treatment as a RIC under Subchapter M of the Code, the size of the Funds’ respective investments in the SOLT and SOLZ Subsidiaries will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The SOLT and SOLZ Subsidiaries’ custodian is U.S. Bank N.A.

SOLT and SOLZ seek to remain fully invested at all times in SOL Futures Contracts, Collateral Investments and/or Other Investments that, in combination, produce investment results that, before fees and expenses, provide the sought-after exposure to the returns of SOL.

•XRP Futures Contracts. In order to obtain the sought-after exposure to the return of XRP, XRPI and XRPT intend to enter into cash-settled XRP Futures Contracts as the “buyer.” In simplest terms, in a cash-settled futures market the counterparty pays the buyer if the price of a futures contract goes up and receives cash from the counterparty if the price of the futures contract goes down. XRPI and XRPT intend to exit their futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, XRPI and XRPT will close their long positions by buying the expiring contract at a relatively lower price and selling a longer-dated contract at a relatively higher price. The presence of backwardation will positively affect the performance of XRPI and XRPT. Conversely, futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling long futures contracts that are in contango, XRPI and XRPT will close their long positions by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence of contango will negatively affect the performance of XRPI and XRPT.

XRPI and XRPT expect to gain their respective sought-after exposure to the return of XRP by investing a portion of their assets in the XRPI and XRPT Subsidiaries, each a wholly-owned subsidiary of XRPI and XRPT organized under the laws of the Cayman Islands and advised by Volatility Shares. XRPI and XRPT invest in XRP Futures Contracts indirectly via their respective Subsidiary. The XRPI and XRPT Subsidiaries and XRPI and XRPT will have the same investment adviser and investment objective. The XRPI and XRPT Subsidiaries will also follow the same general investment policies and restrictions as XRPI and XRPT, respectively. Except as noted herein, for purposes of this SAI, references to XRPI and XRPT’s investment strategies and risks include those of the XRPI and XRPT Subsidiary, respectively. XRPI and XRPT comply with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the XRPI and XRPT Subsidiaries. Furthermore, the Adviser, as the investment adviser to the XRPI and XRPT Subsidiaries, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the XRPI and XRPT Subsidiaries. The XRPI and XRPT Subsidiaries also comply with the provisions of the 1940 Act relating to affiliated transactions and custody. Because XRPI and XRPT intend to qualify for treatment as a RIC under Subchapter M of the Code, the size of the Funds’ respective investments in the XRPI and XRPT Subsidiaries will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The XRPI and XRPT Subsidiaries’ custodian is U.S. Bank N.A.

XRPI and XRPT seek to remain fully invested at all times in XRP Futures Contracts, Collateral Investments and/or Other Investments that, in combination, produce investment results that, before fees and expenses, provide the sought-after exposure to the returns of XRP.

•VIX Futures Contracts. ZVOL intends to enter into short positions in cash-settled VIX Futures Contracts. The value of a VIX Futures Contract is based on the expected reading of the VIX at the expiration of such VIX Futures Contract and therefore represents forward implied volatility of the S&P 500 over the 30-day period following the expiration of the VIX Futures Contract. VIX Futures Contracts are standard futures contracts that settle for cash based on the VIX Special Opening Quotation, the final settlement value for VIX Futures Contracts that is calculated using opening prices of constituent S&P 500 options. When the Fund closes a short position in an expiring VIX Futures Contract and opens a new short position in the next VIX Futures Contract, the price difference results in a gain to the Fund if the new contract is more expensive (i.e., selling futures at a higher price and buying back at a lower price). This gain is commonly referred to as volatility premium or yield roll.

The VIX is a non-investable index that measures the implied volatility of the S&P 500. For these purposes, “implied volatility” is a measure of the expected volatility (i.e., the rate and magnitude of variations in performance) of the S&P 500 over the next 30 days. The VIX does not represent the actual volatility of the S&P 500. Unlike many indexes, the VIX is not an investable index. The VIX is calculated based on the prices of a constantly changing portfolio of S&P 500 put and call options.

A movement in VIX today will not necessarily result in a corresponding movement in the price of VIX Futures Contracts. The forward volatility reading of the VIX may not correlate directly to the current volatility reading of the VIX because the implied volatility of the S&P 500 at a future expiration date may be different from the current volatility of the S&P 500.

Subsidiaries

Each Fund will invest a portion of its total assets in its Subsidiary. Only the Subsidiaries, not the Fund, will invest in Futures Contracts. Because certain Funds may invest a substantial portion of its assets in a Subsidiary, which may hold certain of the investments described in the Prospectus and this SAI, a Fund may be considered to be investing indirectly in those investments through a Subsidiary. Therefore, except as otherwise noted, for purposes of this disclosure, references to each Fund’s investments may also be deemed to include a Fund’s indirect investments through the Subsidiaries.

The Subsidiaries are not registered under the 1940 Act and are not directly subject to its investor protections, except as noted in the Prospectus or this SAI. However, the Subsidiaries are wholly owned and controlled by the respective Fund and are advised by Volatility Shares. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Funds, including its investment in the Subsidiaries, and the Funds’ role as the sole shareholder of the respective Subsidiary. Volatility Shares receives no additional compensation for managing the assets of the Subsidiaries. The Subsidiaries will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to the Funds.

Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where the Subsidiaries are incorporated) could prevent the Funds and/or the Subsidiaries from operating as described in the Prospectus and this SAI and could negatively affect the Funds and their shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiaries, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiaries to pay Cayman Islands taxes, the investment returns of the Funds would likely decrease.

The financial statements of the Subsidiaries will be consolidated with the Funds’ financial statements in the Funds’ Annual and Semi-Annual Reports.

Other Investments

In order to help a Fund meet its investment objective by maintaining the desired level of exposure to its respective reference asset, maintain its tax status as a RIC on days in and around quarter-end, meet its investment objective when the relevant Futures Contracts are unavailable for investment (for example, due to position limits, accountability levels, or exchange or FCM margin rates), or because of liquidity or other constraints, each Fund may invest in the following:

•Reverse Repurchase Agreements

The Funds may invest in reverse repurchase agreements which are a form of borrowing in which the Funds sell portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Funds repurchasing the securities at a higher price, the Funds will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Funds intend to qualify for treatment as a RIC under the Code, the size of each Fund’s investment in the respective Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”), or if it does, the Fund will seek to avail itself of a permissible cure period or any number of exceptions to the Asset Diversification Test. At other times of the year, a Fund’s investments in the respective Subsidiary are expected to significantly exceed 25% of such Fund’s total (or gross) assets

When a Fund seeks to reduce its total assets exposure to the Subsidiary or otherwise enters into these transactions, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to such Fund. Those loans will increase the gross assets of a Fund, which the Sponsor expects will allow such Fund to meet the Asset Diversification Test. When a Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4, including as applicable, the VaR based limit on leverage risk.

•Other Investment Companies

Certain Funds may invest in investment companies registered under the 1940 Act that invest in similar assets as such Fund may invest, to the extent permitted by applicable law. An investment company is a financial entity (corporation, business trust, partnership or limited liability company) that is primarily in the business of investing the pooled capital of investors and issuing securities. Each investor shares in the profits and losses in proportion to the investor’s interest in the investment company. The investment company’s performance is based primarily on the performance of the securities and other assets the investment company owns or invests in. Investment companies are registered with and regulated by the SEC. The three main types of investment companies include: closed-end funds, open-end funds (i.e., mutual funds or ETFs) and unit investment trusts (UITs). Other Investment Companies in which the Funds may invest include mutual funds and also ETFs. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. When a Fund invests in and thus, is a shareholder of, Other Investment Companies, such Fund’s shareholders will indirectly bear its proportionate share of the fees and expenses of such other investment company, including advisory fees, in addition to the management fees paid to the Adviser, and the other expenses that such Fund bears directly in connection with its own operations. To the extent the Other Investment Companies in which the Fund may invest are ETFs, shares of such ETFs will be listed on a national securities exchange and the Funds will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

•Digital Asset-Linked ETPs

Digital Asset-Linked ETPs are exchange-traded investment products that are not registered as investment companies under the 1940 Act that derive their value from a basket of a spot digital asset. Digital Asset-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the digital asset held by the ETP. This means that the sponsor of the ETP does not sell the digital asset at times when its price is high or acquire the digital asset at low prices in the expectation of future price increases. Although the shares of a Digital Asset-Linked ETP are not the exact equivalent of a direct investment in the digital asset, they provide investors with an alternative that constitutes a relatively cost-effective way to obtain exposure to the digital asset through the securities market.

•Option Contracts

An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market. Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the OCC inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

o       Options on Other ETFs

Certain Funds may buy and write (sell) options on Other ETFs, which may settle in cash or settle by a delivery of shares of the Other ETF. Each settlement type is discussed further below.

o       Physically Settled Options

By buying a call option, the purchaser of such option has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing (selling) a call option the writer becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised. Conversely, by buying a put option, the purchaser of such option has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, the writer of such option becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised.

o       Cash-Settled Options

Cash-settled options give the holder (purchaser) of an option the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the value of the underlying asset (or closing level of the index, as the case may be) upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the value of the underlying asset (or closing price level of the index, as the case may be) and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash. The writer of an option may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price (or, in certain types of options, make a cash equivalent payment). This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction.

o       Cleared Options

In the case of cleared options, in order to secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the OCC, a clearing agency created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees performance by the other side of the transaction. Pursuant to relevant regulatory requirements, each Fund is required to agree in writing to be bound by the rules of the OCC. The principal reason for a Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone. If a Fund that writes an option wishes to terminate such Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by such Fund. The effect of the purchase is that the writer’s position will be cancelled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by such Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by such Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. A Fund also will realize a gain if a call or put option which such Fund has written lapses unexercised, because the Fund would retain the premium.

•Swap agreement transactions on a respective reference asset, Digital Asset-Linked ETPs, Futures Contracts or Other Investment Companies

Certain Funds may invest in cash-settled swap agreements referencing the respective reference asset, Digital Asset-Linked ETPs, Futures Contracts or Other Investment Companies. Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, a Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark.

o       General

Certain Funds may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or the increase/decrease in, value of a particular dollar amount invested in the reference asset

Certain Funds may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, a Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator increased in value multiplied by the relevant notional amount of the swap. A Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which the specified asset or indicator decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount. As a result, the swap has a similar economic effect as if a Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to a Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying assets, a Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.

The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of each Fund’s transactions in swaps. Certain Funds may enter into any of several types of swaps, including:

•Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide a Fund with the additional flexibility of gaining exposure to a market or sector index in a potentially more economical way.

•Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

•Commodity Swaps. Certain Funds also may invest in commodity swaps. Commodity swaps may be used either as substitutes for owning a specific physical commodities or as a means of obtaining exposure in markets where a reference commodity is unavailable or may otherwise be impossible or impracticable for a Fund to own that asset. Most swaps entered into by a Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. A Fund’s obligations under most swaps will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap). However, typically no payments will be made until the settlement date. Swaps that cannot be terminated in the ordinary course of business within seven days at approximately the amount a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain stripped mortgage-backed securities, certain municipal leases, certain over-the-counter derivative instruments, securities and other financial instruments that are not readily marketable, and restricted securities unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Funds have implemented liquidity risk management programs and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees has approved the designation of the Adviser to administer the Funds’ liquidity risk management programs and related procedures. In determining whether an investment is an illiquid investment, the Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in a Fund’s portfolio become illiquid, such Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause a Fund to exceed this limit, such Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio instrument where such Fund would suffer a loss on the sale of that instrument.

Position Limits and Accountability Levels

The CFTC and domestic exchanges have established speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser may be aggregated for this purpose. Although it is possible that the trading decisions of the Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits, the Adviser believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.

In addition the domestic exchanges have established accountability levels (“accountability levels”) on futures contracts traded on U.S.-based Futures exchanges. The accountability levels establish a threshold above which the exchange may exercise greater scrutiny and control over a Fund’s positions.

If a Fund were to reach its position limits and position accountability levels on Futures Contracts, or if the Adviser believes it is reasonably likely to do so, the Adviser intends to take such action as it believes appropriate and in the best interest of the Fund in light of the totality of the circumstances at such time. In such instances, the Fund reserves the right to invest in investments other than Futures Contracts and Collateral Investments, as detailed in the Prospectus and herein.

Adviser Rebalancing Undertaking

The Adviser will seek to minimize the market impact of rebalances across all ETPs based on VIX futures contracts (“VIX ETPs”) that it sponsors on the price of VIX Futures Contracts by limiting ZVOL’s participation, on any given day, in VIX Futures Contracts to no more than 10% of the VIX Futures Contracts traded on Cboe Futures Exchange, Inc. (“CFE”) during any “Rebalance Period,” defined as any fifteen minute period of continuous market trading (the “Adviser Rebalancing Undertaking”). To limit participation during periods of market illiquidity, the Adviser, on any given day, may vary the manner and period over which all VIX ETPs it sponsors are rebalanced, and as such, the manner and period over which ZVOL is rebalanced. The Adviser believes that ZVOL will enter an extended rebalance period most often during periods of extraordinary market conditions or illiquidity in VIX Futures Contracts.

Cash Reserves

In seeking to achieve its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, ZVOL may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

Short-Term Instruments and Temporary Investments

Certain Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity, in connection with collateral received by such Fund in its securities lending activities, or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

U.S. Government Securities

Certain Funds may invest in short-term U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Federal Income Tax Treatment of Exchange-Listed Commodity Futures, and Investments in the Subsidiary

Each Subsidiary’s transactions in exchange-listed commodity futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Subsidiary (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to such Subsidiary and may defer Subsidiary losses. Because each Subsidiary is a controlled foreign corporation for U.S. federal income tax purposes, this treatment of the Subsidiary’s income will affect the income the related Fund must recognize. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) may require a Subsidiary to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Subsidiary and the related Fund to recognize income without the Fund receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Each Fund intends to treat any income it may derive from Futures Contracts received by its Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Funds or any affiliate of a Fund (which only those third parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiaries would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from any Subsidiary, each Fund intends to cause its Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. Each Fund generally will be required to include in its own taxable income the income of its Subsidiary for a tax year, regardless of whether the Fund receives a distribution of its Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

CFTC Regulation

Derivatives exchanges in the United States are subject to regulation under the CEA, by the CFTC, the governmental agency having responsibility for regulation of derivatives exchanges and trading on those exchanges. Following the adoption of the Dodd-Frank Act, the CFTC also has authority to regulate OTC derivatives markets, including certain OTC foreign exchange markets. The CFTC has exclusive authority to designate exchanges for the trading of specific futures contracts and to prescribe rules and regulations of the marketing of each. The CFTC also regulates the activities of “commodity pool operators” and the CFTC has adopted regulations with respect to certain of such persons’ activities. Pursuant to authority in the CEA, the NFA has been formed and registered with the CFTC as a registered futures association. At the present time, the NFA is the only self-regulatory organization for commodities professionals other than exchanges. As such, the NFA promulgates rules governing the conduct of commodity professionals and disciplines those professionals that do not comply with such standards. The CFTC has delegated to the NFA responsibility for the registration of commodity pool operators and commodity trading advisors, among others.

Volatility Shares is registered as a “commodity pool operator” with the NFA pursuant to the rules and regulations of the CFTC. Volatility Shares’ investment implementation may need to be modified, and commodity contract positions held by a Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting such Fund to substantial losses. As an NFA member Volatility Shares is subject to NFA standards relating to fair trade practices, financial condition, and consumer protection.

The CFTC may suspend, modify or terminate the registration of any registrant for failure to comply with CFTC rules or regulations. Suspension, restriction or termination of the Adviser’s registration as a commodity pool operator would prevent it, until such time (if any) as such registration were to be reinstated, from managing a Fund. Such an event could result in termination of the Fund.

The regulation of commodity transactions in the United States is a rapidly changing area of the law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to such Fund.

Portfolio Turnover

The Funds buy and sell portfolio securities in the normal course of their investment activities. The proportion of each Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate, and provides insight into such Fund’s trading activity. A turnover rate of 100% would occur, for example, if the Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by the Funds of increased brokerage costs, expenses and taxes. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of a Fund or changes to a Fund’s portfolio holdings. Derivative instruments and instruments with maturities of one year or less at the time of acquisition are excluded from the calculation of the Fund’s portfolio turnover rate. If such instruments were included, the portfolio turnover rate of the Fund would differ from the above.

The following table sets forth the Fund’s portfolio turnover rate for the indicated periods.

Portfolio Turnover Rate
Fund	Fiscal Year/Period Ended February 28, 2026	Fiscal Year/Period Ended February 28, 2025
BITX	0%	0%
ETHU	0%	0%
SOLT	0%	N/A(1)
SOLZ	0%	N/A(1)
XRPI	0%	N/A(2)
XRPT	0%	N/A(2)
ZVOL	0%	0%

(1)      The Fund commenced operations on March 19, 2025.

(2)      The Fund commenced operations on May 21, 2025.

Investment Risks

An investment in any of the Funds should be made with an understanding of the risks that an investment in such Fund’s shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Funds may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in a Fund is not predictive of their future performance.

The value of an investment in any of the Funds could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of a Fund and the possibility that you could lose your entire investment in a Fund you should not invest in the Funds. Shares will change in value, and you could lose money by investing in any of the Funds. You should be prepared to lose your entire investment. The Funds may not achieve their respective investment objective.

Compounding Risk. Certain Funds have a single day investment objective, and such Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of a Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from the sought-after exposure to the return of the reference asset, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as volatility for the applicable reference asset and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) volatility of the reference asset; (b) performance of the reference asset; (c) period of time; (d) financing rates associated with leveraged exposure; and (e) other Fund expenses.

Leverage Risk. Certain Funds, such as the 2x Funds, are “leveraged”, meaning they are designed to seek daily investment results, before fees and expenses, that correspond to the performance of a multiple of the daily performance of the reference asset for a single day. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of a Fund, and may magnify any differences between the performance of the Fund and the sought-after exposure to the return of the reference asset. If a Fund is unable to obtain sufficient leveraged exposure due to the limited availability of necessary investments or financial instruments or trading halts in Futures Contracts brought about by price limits, the Fund could, among other things, limit or suspend the purchase of creation units until the Adviser determines that the requisite exposure to Futures Contracts is obtainable. During the period that the purchase of creation units is suspended, a Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions.

Leveraged Correlation Risk. A number of factors may affect a Fund’s ability to achieve a high degree of leveraged correlation with daily changes in the reference asset, and there is no guarantee that a Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving its daily investment objective, and the percentage change of a Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the sought-after exposure to the return of the reference asset on a given day.

A number of other factors may adversely affect a Fund’s correlation with daily changes in the reference asset, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or instruments in which a Fund invests. A Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect a Fund’s correlation with daily changes in the price of the reference asset. A Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or over-exposed to the reference asset. Any of these factors could decrease correlation between the performance of a Fund and the price of the reference asset and may hinder such Fund’s ability to meet its daily investment objective.

Bitcoin Investing Risk. BITX is indirectly exposed to the risks of investing in Bitcoin through their investments in Bitcoin Futures Contracts. Bitcoin is a relatively new and highly speculative investment. The risks associated with bitcoin include the following:

•Bitcoin is a relatively new technological innovation with a limited history compared to traditional asset classes. There is no assurance that usage of Bitcoin will continue to grow. A contraction in use of Bitcoin may result in increased volatility or a reduction in the price of Bitcoin, which could adversely impact the value of a Fund. The Bitcoin Network was launched in January 2009, platform trading in Bitcoin began in 2010, and Bitcoin Futures Contracts trading began in 2017. The shorter history compared to traditional asset classes may limit a potential shareholder’s ability to evaluate an investment in the Fund.

•The Funds’ investments in Bitcoin Futures Contracts are exposed to risks associated with the price of Bitcoin, which is subject to numerous factors and risks. The price of Bitcoin is impacted by numerous factors, including:

o       The total and available supply of Bitcoin, including the possibility that a small group of early Bitcoin adopters hold a significant proportion of the Bitcoin that has thus far been created and that sales of Bitcoin by such large holders may impact the price of Bitcoin;

o       Global Bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of Bitcoin as payment for goods and services, the security of online digital asset trading platforms and public Bitcoin addresses that hold Bitcoin, the perception that the use and holding of Bitcoin is safe and secure, the lack of regulatory restrictions on their use, and the reputation regarding the use of Bitcoin for illicit purposes;

o       Global Bitcoin supply, which is influenced by similar factors as global Bitcoin demand, in addition to fiat currency (i.e., government currency not backed by an asset such as gold) needs by miners and taxpayers who may liquidate Bitcoin holdings to meet tax obligations;

o       Investors’ expectations with respect to the rate of inflation of fiat currencies and deflation of Bitcoin;

o       Foreign exchange rates between fiat currencies and digital assets such as Bitcoin;

o       Interest rates;

o       The continued operation of digital asset trading platforms in the United States and foreign jurisdictions, including their regulatory status, trading and custody policies, and cyber security;

o       Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in Bitcoin;

o       Regulatory measures, if any, that restrict the use of Bitcoin as a form of payment or the purchase or sale of Bitcoin, including measures that restrict the direct or indirect participation in the Bitcoin market by financial institutions or the introduction of Bitcoin instruments;

o       The maintenance and development of the open-source software protocol of the Bitcoin Network;

o       Increased competition from other digital assets, including forks of the Bitcoin Network;

o       Developments in the information technology sector;

o       Global or regional political, economic or financial events and situations;

o       Investor or Bitcoin Network participant sentiments on the value or utility of Bitcoin; and

o       The dedication of mining power to the Bitcoin Network and the willingness of Bitcoin miners to clear Bitcoin transactions for relatively low fees.

Negative developments in any of these factors could adversely impact an investment in the Funds.

•A decline in the adoption of Bitcoin could negatively impact the performance of the Funds. As a relatively new asset and technological innovation, the Bitcoin industry is subject to a high degree of uncertainty. The adoption of Bitcoin will require growth in its usage for various applications that include retail and commercial payments, cross-border and remittance transactions, speculative investment and technical applications. Adoption of Bitcoin will also require an accommodating regulatory environment. A lack of expansion in usage of Bitcoin could adversely affect the Bitcoin Futures Contracts in which the Funds invest. In addition, there is no assurance that Bitcoin will maintain its value over the long-term. The value of Bitcoin is subject to risks related to its usage. Even if growth in Bitcoin adoption occurs in the near or medium-term, there is no assurance that Bitcoin usage will continue to grow over the long-term. A contraction in use of Bitcoin may result in increased volatility or a reduction in the price of Bitcoin, which would adversely impact the value of the Funds’ shares. Bitcoin has come under scrutiny for its environmental impact, specifically the amount of energy consumed by Bitcoin miners. Some companies have indicated they will cease accepting Bitcoin for certain kinds of purchases due to such environmental concerns. To the extent such concerns persist, the demand for Bitcoin and the speed of its adoption could be suppressed.

•Bitcoin trading prices are volatile, and shareholders could lose all or substantially all of their investment in the Funds. Speculators and investors who seek to profit from trading and holding Bitcoin generate a significant portion of Bitcoin demand. Bitcoin speculation regarding future appreciation in the value of Bitcoin may inflate and make more volatile the price of a Bitcoin. As a result, Bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of Bitcoin.

•Regulation of participants in the Bitcoin ecosystem continues to evolve in both the U.S. and foreign jurisdictions, which may restrict the use of Bitcoin or otherwise impact the demand for Bitcoin. As a technology, the Bitcoin Network is governed by its internal protocols and source code; however, the use by individuals or businesses of the Bitcoin Network and Bitcoin may be subject to government regulation. Both domestic and foreign regulators and governments have increased focus on the use of the Bitcoin Network and Bitcoin since 2013. In the U.S., federal and certain state authorities have exercised jurisdiction over specific uses of the Bitcoin Network and Bitcoin, typically in the context of money service business regulation. Some foreign regulators and governments have exercised similar regulatory oversight; however, other jurisdictions have determined that regulatory action was premature or that the use of the Bitcoin Network should be prohibited or limited for reasons such as incompatibility with capital controls or financial system risks. Bitcoin market disruptions and resulting governmental interventions are unpredictable, and may make Bitcoin illegal altogether. Future foreign regulations and directives may conflict with those in the U.S., and such regulatory actions may restrict or make Bitcoin illegal in foreign jurisdictions. Future regulations and directives may impact the demand for Bitcoin, and may also affect the ability of digital asset trading platforms to operate and for other market participants to enter into Bitcoin transactions. To the extent that future regulatory actions or policies limit or restrict Bitcoin usage, Bitcoin trading or the ability to convert Bitcoin to fiat currencies, the demand for Bitcoin may be reduced, which may adversely affect investment in the Funds’ shares. Regulation of Bitcoin continues to evolve, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of bitcoin and, thus, the Bitcoin Futures Contracts in which the Funds invest. Moreover, in addition to exposing the Funds to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Funds’ investment strategies. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Funds may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

•Sales of newly mined Bitcoin may cause the price of Bitcoin to decline, which could negatively affect an investment in the Funds. Following the April 2024 “halving,” the issuance rate of new Bitcoin decreased, and mined Bitcoin are created at a reduced rate of approximately 450 newly mined Bitcoin per day. If the parties engaged in Bitcoin mining choose not to hold the newly mined Bitcoin, and, instead, make them available for sale, there can be downward pressure on the price of Bitcoin. A Bitcoin mining operation may be more likely to sell a higher percentage of its newly created Bitcoin, and more rapidly so, if it is operating at a low profit margin, thus reducing the price of Bitcoin. Lower Bitcoin prices may result in further tightening of profit margins for miners and worsening profitability, thereby potentially causing even further selling pressure. Decreasing profit margins and increasing sales of newly mined Bitcoin could result in a reduction in the price of Bitcoin, which could adversely impact an investment in the Funds.

•Disruptions at digital asset trading platforms and potential consequences of a digital asset trading platform’s failure could adversely affect an investment in the Funds. Digital asset trading platforms operate websites on which users can trade Bitcoin for U.S. dollars, other government currencies or other digital assets. Trades on digital asset trading platforms are unrelated to transfers of Bitcoin between users via the Bitcoin Network. Bitcoin trades on digital asset trading platforms are recorded on the digital asset trading platform’s internal ledger only, and each internal ledger entry for a trade will correspond to an entry for an offsetting trade in U.S. dollars, other government currency or other digital asset. Digital asset trading platforms have a limited history. Since 2009, several digital asset trading platforms have been closed or experienced disruptions due to fraud, failure, security breaches or distributed denial of service attacks a/k/a “DDoS Attacks.” A DDoS attack is a malicious attempt to disrupt the normal traffic of network by overwhelming the target or its infrastructure with a flood of internet traffic. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their funds held at the exchanges. In 2014, the largest digital asset trading platform at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 Bitcoin, then valued then at over $450 million. Digital asset trading platforms are also appealing targets for hackers and malware. In August 2016, Bitfinex, a digital asset trading platform located in Hong Kong, reported a security breach that resulted in the theft of approximately 120,000 Bitcoin valued at the time at approximately $65 million, a loss which was socialized and allocated to all Bitfinex account holders, regardless of whether the account holder held Bitcoin or cash in their account. In November 2022, FTX Trading Ltd. (“FTX”), a major digital asset trading platform, filed for bankruptcy following a halt in customer withdrawals. The potential for instability of digital asset trading platforms and the closure or temporary shutdown of exchanges due to fraud, business failure, hackers, DDoS or malware, or government-mandated regulation may reduce confidence in Bitcoin, which may result in greater volatility in Bitcoin.

•Demand for Bitcoin is driven, in part, by its status as the most prominent and secure digital asset. It is possible that a digital assets other than Bitcoin (often referred to as “Altcoins”) could have features that make it more desirable to a material portion of the digital asset user base, resulting in a reduction in demand for Bitcoin, which could have a negative impact on the price of Bitcoin and adversely affect the Bitcoin Futures Contracts in which the Funds invest. The Bitcoin Network and Bitcoin, as an asset, hold a “first-to-market” advantage over other digital assets. This first-to-market advantage is driven in large part by having the largest user base and, more importantly, the largest combined mining power in use to secure the Blockchain and transaction verification system. Having a large mining network results in greater user confidence regarding the security and long-term stability of a digital asset’s network and its blockchain; as a result, the advantage of more users and miners makes a digital asset more secure, which makes it more attractive to new users and miners, resulting in a network effect that strengthens the first-to-market advantage. Bitcoin also enjoys significantly greater acceptance and usage than other digital asset networks in the retail and commercial marketplace, due in large part to the relatively well-funded efforts of payment processing companies. Despite the marked first-mover advantage of the Bitcoin Network over other digital assets, it is possible that an Altcoin could become materially popular due to either a perceived or exposed shortcoming of the Bitcoin Network protocol that is not immediately addressed by the Bitcoin developers or a perceived advantage of an altcoin that includes features not incorporated into Bitcoin. For example, the development of digital self-executing contracts (also known as “smart contracts” or “DeFi”) on the Ethereum network has permitted the value of its native unit (ether) to rival Bitcoin for periods of time. If an Altcoin obtains significant market share (either in market capitalization, mining power or use as a payment technology), this could reduce Bitcoin’s market share and have a negative impact on the demand for, and price of, Bitcoin.

•Miners may cease expanding processing power to create blocks and verify transactions if they are not adequately compensated. Miners generate revenue from both newly created Bitcoin (known as the “block reward”) and from fees taken upon verification of transactions. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. An acute cessation of mining operations would reduce the collective processing power on the Blockchain, which would adversely affect the transaction verification process by temporarily decreasing the speed at which blocks are added to the Blockchain and make the Blockchain more vulnerable to a malicious actor obtaining control in excess of 50 percent of the processing power on the Blockchain. Reductions in processing power could result in material, though temporary, delays in transaction confirmation time. Any reduction in confidence in the transaction verification process or mining processing power may adversely impact the price of Bitcoin. Furthermore, the block reward will decrease over time. In April 2024, the block reward was reduced from 6.25 to 3.125 Bitcoin, and it will further reduce to 1.5625 Bitcoin in 2028. As the block reward continues to decrease over time, the mining incentive structure will transition to a higher reliance on transaction verification fees in order to incentivize miners to continue to dedicate processing power to the Blockchain. If transaction verification fees become too high, the marketplace may be reluctant to use Bitcoin. Decreased demand for Bitcoin may adversely affect its price, which may adversely affect an investment in the Funds.

•Bitcoin Network development contributors could propose amendments to the Bitcoin Network’s protocols and software that, if accepted and authorized by large groups of Bitcoin Network users, could adversely affect an investment in the Funds. The Bitcoin Network is an open-source project meaning that any developer or computer scientist may review, propose changes to and develop software clients for the Bitcoin Network protocols. Although a small group of individuals referred to as the Core Developers previously exercised significant influence over the direction of Bitcoin Network development, no single party or group controls what refinements or improvements to the Bitcoin Network’s source code are proposed, approved or produced as upgrades or new software clients for Bitcoin Network users. A software update or new software client may alter the protocols and software that govern the Bitcoin Network and the properties of Bitcoin, including the irreversibility of transactions and limitations on the mining of new Bitcoin. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented, and the Bitcoin Network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the Bitcoin Network (and the Blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin Network running in parallel, but with each version’s underlying asset and blockchain lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Although several chain forks have been addressed by community-led efforts to merge the two chains, such a fork could adversely affect Bitcoin’s viability. It is possible, however, that a substantial number of Bitcoin users and miners could adopt an incompatible version of Bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork. On August 1, 2017, after 7 extended debates among developers as to how to improve the Bitcoin network’s transaction capacity, the Bitcoin network was forked by a group of developers and miners resulting in the creation of a new blockchain, which underlies the new digital asset “Bitcoin Cash” alongside the original Bitcoin Blockchain. Bitcoin and Bitcoin Cash now operate on separate, independent blockchains. Although the Bitcoin Network remained unchanged after the fork, it is unclear how such actions will affect the long-term viability of Bitcoin and, accordingly, may adversely affect an investment in the Funds.

•The decentralized structure of Bitcoin Network software development may prevent the formation of a consensus on how to improve and modify the Bitcoin Network, which could prevent needed or desirable updates and thereby adversely impact an investment in the Funds. The lack of a formal or informal centralized structure in the development of Bitcoin Network means that parties with potentially competing motives and incentives must generate a consensus on how best to improve key elements of the Bitcoin Network protocols, such as how best to increase the transaction capacity of the Bitcoin Network. If developer proposals to improve the Bitcoin Network’s protocols are incapable of obtaining an overwhelming consensus for adoption, a proposal may either be abandoned or indefinitely delayed pending the formation of consensus or the proposal may result in a fork. If a desirable or necessary improvement to the Bitcoin Network protocols is not implemented, it may have a negative impact on the functioning of the Bitcoin Network or the growth of user adoption. Any such delay may, therefore, have a negative impact on the secondary market price of Bitcoin and the Bitcoin Futures Contracts in which the Fund invests.

•The open-source structure of the Bitcoin Network protocol means that the contributors to the protocol are generally not directly compensated for their contributions in maintaining and developing the protocol. A failure to properly monitor and upgrade the protocol could damage the Bitcoin Network and, therefore, an investment in the Bitcoin Futures Contracts in which the Funds invest. As the Bitcoin Network protocol is not sold and its use does not generate revenues for contributors, contributors are generally not compensated for maintaining and updating the Bitcoin Network protocol. Although some Bitcoin industry participants have funded core developers, this type of financial incentive is not typical. The lack of guaranteed financial incentive for contributors to maintain or develop the Bitcoin Network and the lack of guaranteed resources to adequately address emerging issues with the Bitcoin Network may reduce incentives to address the issues adequately or in a timely manner. This may have a negative impact on the secondary market price of Bitcoin and an investment in the Funds.

•Intellectual property rights claims may adversely affect the operation of the Bitcoin Network. Third parties may assert intellectual property claims relating to the holding and transfer of digital assets and their source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Bitcoin network’s long-term viability or the ability of end-users to hold and transfer Bitcoin may adversely affect an investment in the Funds. Additionally, a meritorious intellectual property claim could prevent end-users from accessing the Bitcoin Network or holding or transferring their Bitcoin. As a result, an intellectual property claim could adversely affect an investment in the Bitcoin Futures Contracts in which the Funds invest.

•A malicious actor may attack the Bitcoin Network in an effort to prevent its function, which may adversely impact an investment in the Funds. A malicious actor may attack the Bitcoin Network in a number of ways, including a “50 Percent Attack” or a spam attack. If a malicious actor obtains a majority of the processing power (referred to herein as “aggregate hashrate”) dedicated to mining on the Bitcoin Network, it will be able to exert unilateral control over the addition of blocks to the Blockchain. As long as the malicious actor enjoys this majority it may be able to “double-spend” its own Bitcoin (i.e., spend the same Bitcoin in two or more conflicting transactions) as well as prevent the confirmation of other Bitcoin transactions. If such a scenario were to materialize, it could adversely affect an investment in the Funds. More simply, a malicious actor could attempt to flood the pool of unconfirmed transactions (known as the “mempool”) with tens of thousands of transactions in an effort to significantly slow the confirmation of legitimate transactions across the Bitcoin Network. Such a delay, if sustained for extended periods of time, could negatively impact the secondary market price of Bitcoin. These or any other form of attack on the Bitcoin Network could adversely affect an investment the Bitcoin Futures Contracts in which the Funds invest.

•In the event of widespread disruption to the Internet, the market for Bitcoins may become dangerously illiquid. The Bitcoin Network’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin Network and adversely affect the Bitcoin Futures Contracts in which the Funds invest. In addition, certain features of the Bitcoin Network, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

Ether Investing Risk. ETHU is indirectly exposed to the risks of investing in Ether through its investments in Ether Futures Contracts.

Overview of the Ether Industry and Market

Ethereum, or Ether, is a digital asset that is created and transmitted through the operations of the peer-to-peer Ethereum Network, a decentralized network of computers that operates on graphic protocols. No single entity owns or operates the Ethereum Network, the infrastructure of which is collectively maintained by a decentralized user base. The Ethereum Network allows people to exchange tokens of value, called Ether, which are recorded on a public transaction ledger known as a blockchain. Ether can be used to pay for goods and services, including computational power on the Ethereum network, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset platforms or in individual end-user-to-end-user transactions under a barter system. Furthermore, the Ethereum Network also allows users to write and implement smart contracts — that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than Ether on the Ethereum Network. Smart contract operations are executed on the Ethereum Blockchain in exchange for payment of Ether. The Ethereum Network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

The Ethereum Network was originally described in a 2013 white paper by Vitalik Buterin, a programmer involved with bitcoin, with the goal of creating a global platform for decentralized applications powered by smart contracts. The formal development of the Ethereum Network began through a Swiss firm called Ethereum Switzerland GmbH in conjunction with several other entities. Subsequently, the Ethereum Foundation, a Swiss non-profit organization, was set up to oversee the protocol’s development. The Ethereum Network went live on July 30, 2015. Unlike other digital assets, such as bitcoin, which are solely created through a progressive mining process, 72.0 million Ether were created in connection with the launch of the Ethereum Network. For additional information on the initial distribution, see “— Creation of New Ether.” Coinciding with the network launch, it was decided that EthSuisse would be dissolved, designating the Ethereum Foundation as the sole organization dedicated to protocol development.

The Ethereum Network is decentralized in that it does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of Ether. Rather, following the initial distribution of Ether, Ether is created, burned and allocated by the Ethereum Network protocol through a process that is currently subject to an issuance and burn rate as further described under “— Limits on Ether Supply” below. The value of Ether is determined by the supply of and demand for Ether on the Digital Asset Exchanges or in private end-user-to-end-user transactions.

New Ether are created and rewarded to the validators of a block in the Ethereum Blockchain for verifying transactions. The Ethereum Blockchain is effectively a decentralized database that includes all blocks that have been validated and it is updated to include new blocks as they are validated. Each Ether transaction is broadcast to the Ethereum Network and, when included in a block, recorded in the Ethereum Blockchain. As each new block records outstanding Ether transactions, and outstanding transactions are settled and validated through such recording, the Ethereum Blockchain represents a complete, transparent and unbroken history of all transactions of the Ethereum Network.

Among other things, Ether is used to pay for transaction fees and computational services (i.e., smart contracts) on the Ethereum Network; users of the Ethereum Network pay for the computational power of the machines executing the requested operations with Ether. Requiring payment in Ether on the Ethereum Network incentivizes developers to write quality applications and increases the efficiency of the Ethereum Network because wasteful code costs more. It also ensures that the Ethereum Network remains economically viable by compensating people for their contributed computational resources.

Smart Contracts and Development on the Ethereum Network

Smart contracts are programs that run on a blockchain that can execute automatically when certain conditions are met. Smart contracts facilitate the exchange of anything representative of value, such as money, information, property, or voting rights. Using smart contracts, users can send or receive digital assets, create markets, store registries of debts or promises, represent ownership of property or a company, move funds in accordance with conditional instructions and create new digital assets.

Development on the Ethereum Network involves building more complex tools on top of smart contracts, such as decentralized apps (DApps); organizations that are autonomous, known as decentralized autonomous organizations (DAOs); and entirely new decentralized networks. For example, a company that distributes charitable donations on behalf of users could hold donated funds in smart contracts that are paid to charities only if the charity satisfies certain pre-defined conditions.

Moreover, the Ethereum Network has also been used as a platform for creating new digital assets and conducting their associated initial coin offerings. More recently, the Ethereum Network has been used for decentralized finance (DeFi) or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. DeFi can allow users to lend and earn interest on their digital assets, exchange one digital asset for another and create derivative digital assets such as stablecoins, which are digital assets pegged to a reserve asset such as fiat currency.

In addition, the Ethereum Network and other smart contract platforms have been used for creating non-fungible tokens, or NFTs. Unlike digital assets native to smart contract platforms which are fungible and enable the payment of fees for smart contract execution. Instead, NFTs allow for digital ownership of assets that convey certain rights to other digital or real world assets. This new paradigm allows users to own rights to other assets through NFTs, which enable users to trade them with others on the Ethereum Network. For example, an NFT may convey rights to a digital asset that exists in an online game or a DApp, and users can trade their NFT in the DApp or game, and carry them to other digital experiences, creating an entirely new free-market internet-native economy that can be monetized in the physical world.

Operators of certain smart contract applications and non-fungible tokens have been subject to enforcement actions by the SEC and CFTC. These actions, and future actions, could have a negative effect on the value of Financial Instruments, and in turn, the value of Fund Shares.

The DAO and Ethereum Classic

In July 2016, the Ethereum Network experienced what is referred to as a permanent hard fork that resulted in two different versions of its blockchain: Ethereum and Ethereum Classic.

In April 2016, a blockchain solutions company known as Slock.it announced the launch of a decentralized autonomous organization, known as “The DAO” on the Ethereum Network. The DAO was designed as a decentralized crowdfunding model, in which anyone could contribute Ether tokens to The DAO in order to become a voting member and equity stakeholder in the organization. Members of The

DAO could then make proposals about different projects to pursue and put them to a vote. By committing to profitable projects, members would be rewarded based on the terms of a smart contract and their proportional interest in The DAO. As of May 27, 2016, $150 million, or approximately 14% of all Ether outstanding, was contributed to, and invested in, The DAO.

On June 17, 2016, an anonymous hacker exploited The DAO smart contract code to syphon approximately $60 million, or 3.6 million Ether, into a segregated account. Upon the news of the breach, the price of Ether was quickly cut in half as investors liquidated their holdings and members of the Ethereum community worked to determine a solution.

In the days that followed, several attempts were made to retrieve the stolen funds and secure the Ethereum Network. However, it soon became apparent that direct interference with the protocol (i.e., a hard fork) would be necessary. The argument for the hard fork was that it would create an entirely new version of the Ethereum Blockchain, erasing any record of the theft, and restoring the stolen funds to their original owners. The counterargument was that it would be antithetical to the core principle of immutability of the Ethereum Blockchain.

The decision over whether or not to hard fork the Ethereum Blockchain was put to a vote of Ethereum community members. A majority of votes were cast in favor of a hard fork. On July 15, 2016, a hard fork specification was implemented by the Ethereum Foundation. On July 20, 2016, the Ethereum Network completed the hard fork, and a new version of the blockchain, without recognition of the theft, was born.

Many believed that after the hard fork the original version of the Ethereum Blockchain would dissipate entirely. However, a group of miners continued to mine the original Ethereum Blockchain for philosophical and economic reasons. On July 20, 2016, the original Ethereum protocol was rebranded as Ethereum Classic, and its native token as ether classic (“ETC”), preserving the untampered transaction history (including The DAO theft). Following the hard fork of Ethereum, each holder of Ether automatically received an equivalent number of ETC tokens.

Overview of the Ethereum Network’s Operations

In order to own, transfer or use Ether directly on the Ethereum Network (as opposed to through an intermediary, such as a custodian), a person generally must have internet access to connect to the Ethereum Network. Ether transactions may be made directly between end-users without the need for a third-party intermediary. To prevent the possibility of double-spending Ether, a user must notify the Ethereum Network of the transaction by broadcasting the transaction data to its network peers. The Ethereum Network provides confirmation against double-spending by memorializing every transaction in the Ethereum Blockchain, which is publicly accessible and transparent. This memorialization and verification against double-spending is accomplished through the Ethereum Network validation process, which adds “blocks” of data, including recent transaction information, to the Ethereum Blockchain.

Summary of an Ether Transaction

Prior to engaging in Ether transactions directly on the Ethereum Network, a user generally must first install on its computer or mobile device an Ethereum Network software program that will allow the user to generate a private and public key pair associated with an Ether address, commonly referred to as a “wallet.” The Ethereum Network software program and the Ether address also enable the user to connect to the Ethereum Network and transfer Ether to, and receive Ether from, other users.

Each Ethereum Network address, or wallet, is associated with a unique “public key” and “private key” pair. To receive Ether, the Ether recipient must provide its public key to the party initiating the transfer. This activity is analogous to a recipient for a transaction in U.S. dollars providing a routing address in wire instructions to the payor so that cash may be wired to the recipient’s account. The payor approves the transfer to the address provided by the recipient by “signing” a transaction that consists of the recipient’s public key with the private key of the address from where the payor is transferring the Ether. The recipient, however, does not make public or provide to the sender its related private key.

Neither the recipient nor the sender reveal their private keys in a transaction, because the private key authorizes transfer of the funds in that address to other users. Therefore, if a user loses his private key, the user may permanently lose access to the Ether contained in the associated address. Likewise, Ether is irretrievably lost if the private key associated with them is deleted and no backup has been made. When sending Ether, a user’s Ethereum Network software program must validate the transaction with the associated private key. In addition, since every computation on the Ethereum Network requires processing power, there is a transaction fee involved with the transfer that is paid by the payor. The resulting digitally validated transaction is sent by the user’s Ethereum Network software program to the Ethereum Network validators to allow transaction confirmation.

Ethereum Network validators record and confirm transactions when they validate and add blocks of information to the Ethereum Blockchain. In proof-of-stake, validators compete to be randomly selected to validate transactions. When a validator is selected to validate a block, it creates that block, which includes data relating to (i) the verification of newly submitted and accepted transactions and (ii) a reference to the prior block in the Ethereum Blockchain to which the new block is being added. The validator becomes aware of outstanding, unrecorded transactions through the data packet transmission and distribution discussed above.

Upon the addition of a block included in the Ethereum Blockchain, the Ethereum Network software program of both the spending party and the receiving party will show confirmation of the transaction on the Ethereum Blockchain and reflect an adjustment to the Ether balance in each party’s Ethereum Network public key, completing the Ether transaction. Once a transaction is confirmed on the Ethereum Blockchain, it is irreversible.

Some Ether transactions are conducted “off-blockchain” and are therefore not recorded in the Ethereum Blockchain. Some “off-blockchain transactions” involve the transfer of control over, or ownership of, a specific digital wallet holding Ether or the reallocation of ownership of certain Ether in a pooled-ownership digital wallet, such as a digital wallet owned by a Digital Asset Exchange. In contrast to on-blockchain transactions, which are publicly recorded on the Ethereum Blockchain, information and data regarding off-blockchain transactions are generally not publicly available. Therefore, off-blockchain transactions are not truly Ether transactions in that they do not involve the transfer of transaction data on the Ethereum Network and do not reflect a movement of Ether between addresses recorded in the Ethereum Blockchain. For these reasons, off-blockchain transactions are subject to risks as any such transfer of Ether ownership is not protected by the protocol behind the Ethereum Network or recorded in, and validated through, the blockchain mechanism.

Creation of New Ether

•Initial Creation of Ether

Unlike other digital assets such as bitcoin, which are solely created through a progressive mining process, 72.0 million Ether were created in connection with the launch of the Ethereum Network. The initial 72.0 million Ether were distributed as follows:

o       Initial Distribution: 60.0 million Ether, or 83.33% of the supply, was sold to the public in a crowd sale conducted between July and August 2014 that raised approximately $18 million.

o       Ethereum Foundation: 6.0 million Ether, or 8.33% of the supply, was distributed to the Ethereum Foundation for operational costs.

o       Ethereum Developers: 3.0 million Ether, or 4.17% of the supply, was distributed to developers who contributed to the Ethereum Network.

o       Developer Purchase Program: 3.0 million Ether, or 4.17% of the supply, was distributed to members of the Ethereum Foundation to purchase at the initial crowd sale price.

Following the launch of the Ethereum Network, Ether supply initially increased through a progressive mining process. Following the introduction of EIP-1559, described below, Ether supply and issuance rate varies based on factors such as recent use of the network.

Proof-of-Work Mining Process

Prior to September 2022, Ethereum operated using a proof-of-work consensus mechanism. Under proof-of-work, in order to incentivize those who incurred the computational costs of securing the network by validating transactions, there was a reward given to the computer that was able to create the latest block on the chain. Every 12 seconds, on average, a new block was added to the Ethereum Blockchain with the latest transactions processed by the network, and the computer that generated this block was awarded a variable amount of Ether, depending on use of the network at the time. In certain mining scenarios, Ether was sometimes sent to another miner if they were also able to find a solution, but their block was not included. This is referred to as an uncle/aunt reward. Due to the nature of the algorithm for block generation, this process (generating a “proof-of- work”) was guaranteed to be random. The process by which a digital asset was “mined” resulted in new blocks being added to such digital asset’s blockchain and new digital assets being issued to the miners. Prior to the Merge upgrade, described below, computers on the Ethereum Network engaged in a set of prescribed complex mathematical calculations in order to add a block to the Ethereum Blockchain and thereby confirm Ether transactions included in that block’s data.

Proof-of-Stake Process

In the second half of 2020, the Ethereum Network began the first of several stages of an upgrade that was initially known as “Ethereum 2.0.” and eventually became known as the “Merge” to transition the Ethereum Network from a proof-of-work consensus mechanism to a proof-of-stake consensus mechanism. The Merge was completed on September 15, 2022 and the Ethereum Network has operated on a proof-of-stake model since such time.

Unlike proof-of-work, in which miners expend computational resources to compete to validate transactions and are rewarded coins in proportion to the amount of computational resources expended, in proof-of-stake, miners (sometimes called validators) risk or “stake” coins to compete to be randomly selected to validate transactions and are rewarded coins in proportion to the amount of coins staked. Any malicious activity, such as validating multiple blocks, disagreeing with the eventual consensus or otherwise violating protocol rules, results in the forfeiture or “slashing” of a portion of the staked coins. Proof-of-stake is viewed as more energy efficient and scalable than proof-of-work and is sometimes referred to as “virtual mining”. Every 12 seconds, approximately, a new block is added to the Ethereum Blockchain with the latest transactions processed by the network, and the validator that generated this block is awarded Ether.

Limits on Ether Supply

The rate at which new Ether are issued and put into circulation is expected to vary. In September 2022 the Ethereum Network converted from proof-of-work to a new proof-of-stake consensus mechanism. Following the Merge, the Ether issuance rate varies based on factors such as the number of validators on the network and, as of May 31, 2026, was estimated at approximately 1,700 Ether per day. In addition, the issuance of new Ether could be partially or completely offset by the burn mechanism introduced by the EIP-1559 modification, under which Ether are removed from supply at a rate that varies with network usage. On occasion, the Ether supply has been deflationary over a 24 hour period as a result of the burn mechanism. The attributes of the new consensus algorithm are subject to change, but in sum, the new consensus algorithm and related modifications reduced total new Ether issuances and could turn the Ether supply deflationary over the long term.

As of May 31, 2026, approximately 120 million Ether were outstanding.

Modifications to the Ether Protocol

The Ethereum Network is an open source project with no official developer or group of developers that controls it. However, the Ethereum Network’s development has been overseen by the Ethereum Foundation and other core developers. The Ethereum Foundation and core developers are able to access and alter the Ethereum Network source code and, as a result, they are responsible for quasi-official releases of updates and other changes to the Ethereum Network’s source code.

For example, in 2019 the Ethereum Network completed a network upgrade called Metropolis that was designed to enhance the usability of the Ethereum Network and was introduced in two stages. The first stage, called Byzantium, was implemented in October 2017. The purpose of Byzantium was to increase the network’s privacy, security, and scalability and reduce the block reward from 5.0 Ether to 3.0 Ether. The second stage, called Constantinople, was implemented in February 2019, along with another upgrade, called St. Petersburg. Another network upgrade, called Istanbul, was implemented in December 2019. The purpose of Istanbul was to make the network more resistant to denial of service attacks, enable greater Ether and Zcash interoperability as well as other Equihash-based proof-of-work digital assets, and to increase the scalability and performance for solutions on zero-knowledge privacy technology like SNARKs and STARKs. The purpose of these upgrades was to prepare the Ethereum Network for the introduction of a proof-of-stake algorithm and reduce the block reward from 3.0 Ether to 2.0 Ether. In the second half of 2020, the Ethereum Network began the first of several stages of an upgrade culminating in the Merge. The Merge amended the Ethereum Network’s consensus mechanism to include proof-of-stake.

In 2021, the Ethereum network implemented the EIP-1559 upgrade. EIP-1559 changed the methodology used to calculate the fees paid to miners (now validators). This new methodology splits fees into two components: a base cost and priority fee. The base cost is now removed from circulation, or “burnt”, and the priority fee is paid to validators. EIP-1559 has reduced the total net issuance of Ether fees to validators. The release of updates to the Ethereum Network’s source code does not guarantee that the updates will be automatically adopted. Users and validators must accept any changes made to the Ethereum source code by downloading the proposed modification of the Ethereum Network’s source code. A modification of the Ethereum Network’s source code is only effective with respect to the Ethereum users and validators that download it. If a modification is accepted only by a percentage of users and validators, a division in the Ethereum Network will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.” See “Item 1A. Risk Factors — Risk Factors Related to Digital Assets — A temporary or permanent “fork” could adversely affect an investment in the Shares.” Consequently, as a practical matter, a modification to the source code becomes part of the Ethereum Network only if accepted by participants collectively having a majority of the validation power on the Ethereum Network.

Core development of the Ethereum source code has increasingly focused on modifications of the Ethereum protocol to increase speed and scalability and also allow for financial and non-financial next generation uses. The Trust’s activities will not directly relate to such projects, though such projects may utilize Ether as tokens for the facilitation of their non-financial uses, thereby potentially increasing demand for Ether and the utility of the Ethereum Network as a whole. Conversely, projects that operate and are built within the Ethereum Blockchain may increase the data flow on the Ethereum Network and could either “bloat” the size of the Ethereum Blockchain or slow confirmation times.

SOL Investing Risk. SOLT and SOLZ are indirectly exposed to the risks of investing in SOL through investments in SOL Futures Contracts. These risks include the following:

•The value of the Shares relates indirectly to the value of SOL, the value of which may be highly volatile and subject to fluctuations due to a number of factors, including:

o       An increase in the global SOL supply;

o       Manipulative trading activity on platforms that support the trading of SOL (“Digital Asset Trading Platforms”), which, in many cases, are largely unregulated;

o       The adoption of SOL as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the Solana Network;

o       Forks in the Solana Network;

o       Investors’ expectations with respect to interest rates, the rates of inflation of fiat currencies or SOL, and digital asset trading platform rates;

o       Consumer preferences and perceptions of SOL specifically and digital assets generally;

o       Fiat currency withdrawal and deposit policies on Digital Asset Trading Platforms;

o       Investment and trading activities of large investors that invest directly or indirectly in SOL;

o       A “short squeeze” resulting from speculation on the price of SOL, if aggregate short exposure exceeds the number of Shares available for purchase;

o       An active derivatives market for SOL or for digital assets generally;

o       A determination that SOL is a security, or offered or sold as part of an investment contract, or changes in SOL’s status under the federal securities laws;

o       Monetary policies of governments, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of SOL as a form of payment or the purchase of SOL on the Digital Asset Markets;

o       Global or regional political, economic or financial conditions, events and situations, such as the novel coronavirus outbreak;

o       Fees associated with processing a SOL transaction and the speed at which transactions are settled on the Solana Network;

o       Interruptions in service from or closures or failures of major Digital Asset Trading Platforms;

o       Decreased confidence in Digital Asset Trading Platforms due to the unregulated nature and lack of transparency surrounding the operations of Digital Asset Trading Platforms; and

o       Increased competition from other forms of digital assets or payment services.

The trading prices of SOL have experienced extreme volatility in recent periods and may continue to do so.

Extreme volatility in the future, including further declines in the trading prices of SOL, could have a material adverse effect on the value of the Shares and the Shares could lose all or substantially all of their value. The trading price of SOL has experienced extreme volatility in recent periods and may continue to do so.

The trading price of SOL has experienced extreme volatility in recent periods and may continue to do so. Extreme volatility in the future could result in additional declines in the trading prices of SOL. Furthermore, negative perception, a lack of stability and standardized regulation in the digital asset economy may reduce confidence in the digital asset economy and may result in greater volatility in the price of SOL.

SOL was only introduced within the past decade, and its value is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets.

For example, the realization of one or more of the following risks could materially adversely affect the value of the Shares:

•The Solana Network and the software used to operate it are in the early stages of development. Given the recentness of the development of the Solana Network, SOL may not function as intended and parties may be unwilling to use SOL, which would dampen the growth of the Solana Network.

•The loss or destruction of a private key required to access SOL may be irreversible. If a private key is lost, destroyed or otherwise compromised and no backup of the private key is accessible, the owner would be unable to access the SOL corresponding to that private key and the private key will not be capable of being restored by the Solana Network.

•The Solana Network is dependent upon the internet. A disruption of the internet or the Solana Network, would affect the ability to transfer SOL.

•The acceptance of software patches or upgrades by a significant, but not overwhelming, percentage of the users and validators the Solana Network, could result in a “fork” in such network’s blockchain, resulting in the operation of multiple separate networks.

•Governance of the Solana Network is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of the Solana Network, which may stymie the Solana Network’s utility and ability to grow and face challenges. In particular, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems on the Solana Network, especially long-term problems.

•The foregoing notwithstanding, the Solana Network’s protocol is informally managed by a group of core developers that propose amendments to the Solana Network’s source code. The core developers evolve over time, largely based on self-determined participation. To the extent that a significant majority of users and validators adopt amendments to the Solana Network, the Solana Network will be subject to new protocols that may adversely affect the value of SOL.

•Over the past several years, digital asset validator operations have evolved from individual users to “professionalized” validating operations using proprietary hardware or sophisticated machines. If the profit margins of digital asset validating operations are not sufficiently high, including due to a decrease in transaction fees, validators are more likely to immediately sell tokens earned by validating, resulting in an increase in liquid supply of that digital asset, which would generally tend to reduce that digital asset’s market price.

•Many digital asset networks face significant scaling challenges and are being upgraded with various features to increase the speed and throughput of digital asset transactions. These attempts to increase the volume of transactions may not be effective.

•The open-source structure of the Solana Network means that developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such protocols. As a result, the developers and other contributors to the Solana Network may lack the resources to adequately address emerging issues.

SOL is a relatively new digital asset, and the value of the Shares depends on the acceptance of SOL.

SOL launched in 2017. In general, digital asset networks, including the Solana Network and other cryptographic and algorithmic protocols governing the issuance of digital assets represent a relatively new and rapidly evolving industry that is subject to a variety of factors that are difficult to evaluate. For example, the realization of one or more of the following risks could materially adversely affect the value of the Shares:

•Banks and other established financial institutions may refuse to process funds for SOL transactions; process wire transfers to or from digital asset platforms, SOL-related companies or service providers; or maintain accounts for persons or entities transacting in SOL. As a result, the prices of SOL are largely determined by speculators.

•Banks may not provide banking services, or may cut off banking services, to businesses that provide digital asset-related services or that accept digital assets as payment, which could dampen liquidity in the market and damage the public perception of digital assets generally or any one digital asset in particular, such as SOL, and their or its utility as a payment system, which could decrease the price of digital assets generally or individually.

•Certain privacy-preserving features have been or are expected to be introduced to a number of digital asset networks. If any such features are introduced to the Solana Network, any exchanges or businesses that facilitate transactions in SOL may be at an increased risk of criminal or civil lawsuits, or of having banking services cut off if there is a concern that these features interfere with the performance of anti-money laundering duties and economic sanctions checks.

•Users, developers and validators may otherwise switch to or adopt certain digital assets at the expense of their engagement with other digital asset networks, which may negatively impact those networks, including the Solana Network.

The Solana Protocol was only conceived in 2017 and the Solana Protocol or its Proof-of-History timestamping mechanism may not function as intended, which could have an adverse impact on the value of SOL and an investment in the Shares.

The Solana Protocol was first conceived by Anatoly Yakovenko in a 2017 whitepaper, and introduced the Proof-of-History (“PoH”) timestamping mechanism. PoH is a timestamping mechanism that automatically orders onchain transactions by creating a historical record that proves an event has occurred at a specific moment in time. PoH is intended to provide a transaction processing speed and capacity advantage over other blockchain networks like Bitcoin and Ethereum, which rely on sequential production of blocks and can lead to delays caused by validator confirmations.

PoH is a relatively new blockchain technology that is not widely used, and may not function as intended. For example, it may require more specialized equipment to participate in the network and fail to attract a significant number of users. In addition, there may be flaws in the cryptography underlying PoH or the Solana Protocol, including flaws that affect functionality of the Solana Network or make the network vulnerable to attack.

Smart contracts are a relatively new technology and ongoing development may magnify initial problems, cause volatility on the networks that use smart contracts and reduce interest in them, which could have an adverse impact on the value of SOL.

Smart contracts are programs that run on a blockchain that execute automatically when certain conditions are met. Since smart contracts typically cannot be stopped or reversed, vulnerabilities in their programming can have damaging effects. For example, in June 2016, a vulnerability in the smart contracts underlying The DAO, a distributed autonomous organization for venture capital funding, allowed an attack by a hacker to syphon approximately $60 million worth of Ethereum (“ETH”) from The DAO’s accounts into a segregated account. In the aftermath of the theft, certain developers and core contributors pursued a “hard fork” of the Ethereum network in order to erase any record of the theft. Despite these efforts, the price of ETH dropped approximately 35% in the aftermath of the attack and subsequent hard fork. In addition, in July 2017, a vulnerability in a smart contract for a multi-signature wallet software developed by Parity led to a $30 million theft of ETH, and in November 2017, a new vulnerability in Parity’s wallet software led to roughly $160 million worth of ETH being indefinitely frozen in an account. In another example, in February 2022, a vulnerability in a smart contract for Wormhole, a bridge between the Ethereum and Solana networks led to a $320 million theft of Ethereum.

While persons associated with Solana Labs and/or the Solana Foundation are understood to have played a key role in bringing the network back online, the broader community also played a key role, as SOL validators coordinated to upgrade and restart the network. Other smart contracts, including bridges between blockchain networks and DeFi protocols have also been manipulated, exploited or used in ways that were not intended or envisioned by their creators such that attackers syphoned over $3.8 billion worth of digital assets from smart contracts in 2022. Initial problems and continued problems with the development, design and deployment of smart contracts may have an adverse effect on the value of SOL, which could have a negative impact on the value of the Shares.

Changes in the governance of the Solana Network may not receive sufficient support from users and validators, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

The governance of decentralized networks, such as the Solana Network, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized digital asset network, which may stymie such network’s utility and ability to grow and face challenges. The foregoing notwithstanding, the protocols for some decentralized networks, such as the Solana Network, are informally managed by a group of core developers that propose amendments to the relevant network’s source code. Core developers’ roles evolve over time, largely based on self-determined participation. If a significant majority of users and validators adopt amendments to a decentralized network based on the proposals of such core developers, such network will be subject to new protocols that may adversely affect the value of the relevant digital asset.

As a result of the foregoing, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems, especially long-term problems, on the Solana Network.

The Solana Network may face significant scaling challenges and efforts to increase the volume and speed of transactions may not be successful.

Many digital asset networks face significant scaling challenges due to the fact that public blockchains generally face a tradeoff between security and scalability. One means through which public blockchains achieve security is decentralization, meaning that no intermediary is responsible for securing and maintaining these systems. For example, a greater degree of decentralization generally means a given digital asset network is less susceptible to manipulation or capture. In practice, this typically means that every single node on a given digital asset network is responsible for securing the system by processing every transaction and maintaining a copy of the entire state of the network. As a result, a digital asset network may be limited in the number of transactions it can process by the capabilities of each single fully participating node. Many developers are actively researching and testing scalability solutions for public blockchains that do not necessarily result in lower levels of security or decentralization, such as off-chain payment channels and sharding. Off-chain payment channels would allow parties to transact without requiring the full processing power of a blockchain. Sharding can increase the scalability of a database, such as a blockchain, by splitting the data processing responsibility among many nodes, allowing for parallel processing and validating of transactions.

Reported Solana Network transaction throughput has varied over time and may continue to vary. As of the date of this SAI, the Solana Network typically handles between 1,000 to 5,000 transactions per second. In an effort to increase the volume of transactions that can be processed on a given digital asset network, many digital assets are being upgraded with various features to increase the speed and throughput of digital asset transactions.

As corresponding increases in throughput lag behind growth in the use of digital asset networks, average fees and settlement times may increase considerably. Since inception, SOL transaction fees have stood at a fixed rate of 0.000005 SOL per transaction. Increased fees and decreased settlement speeds could preclude certain uses for SOL (e.g., micropayments) and could reduce demand for, and the price of, SOL, which could adversely impact the value of the Shares.

There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of Solana Network transactions will be effective, or how long these mechanisms will take to become effective, which could adversely impact the value of the Shares. Digital asset networks are developed by a diverse set of contributors and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset.

Digital asset networks are developed by a diverse set of contributors and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset.

In the event a high-profile contributor to the Solana Network, such as Anatoly Yakovenko, is perceived as no longer contributing to the Solana Network due to death, retirement, withdrawal, incapacity, or otherwise, whether or not such perception is valid, it could negatively affect the price of SOL, which could adversely impact the value of the Shares.

SOL may have concentrated ownership and large sales or distributions by holders of SOL, or any ability to participate in or otherwise influence the Solana Network, could have an adverse effect on the market price of SOL.

As of May 2026, the largest 100 SOL wallets held approximately 23% of the SOL in circulation. Moreover, it is possible that other persons or entities control multiple wallets that collectively hold a significant number of SOL, even if they individually only hold a small amount, and it is possible that some of these wallets are controlled by the same person or entity. As a result of this concentration of ownership, large sales or distributions by such holders could have an adverse effect on the market price of SOL.

If SOL’s award or transaction fees for recording transactions on the Solana Network are not sufficiently high to incentivize validators, or if certain jurisdictions continue to limit or otherwise regulate validating activities, validators may cease expanding validating power or demand high transaction fees, which could negatively impact the value of SOL and the value of the Shares.

If the digital asset awards for validating blocks or the transaction fees for recording transactions on the Solana Network are not sufficiently high to incentivize validators, or if certain jurisdictions continue to limit or otherwise regulate validating activities, validators may cease expending validating power to validate blocks and confirmations of transactions on the Blockchain could be slowed.

If a malicious actor or botnet obtains control of more than 50% of the validating power on the Solana Network, or otherwise obtains control over the Solana Network through its influence over core developers or otherwise, such actor or botnet could manipulate the Blockchain to adversely affect the value of the Shares or the ability of the Trust to operate.

If a malicious actor or botnet (a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains a majority of the validating power on the Solana Network, it may be able to alter the Blockchain on which transactions in SOL rely by constructing fraudulent blocks or preventing certain transactions from completing in a timely manner, or at all. The malicious actor or botnet could also control, exclude or modify the ordering of transactions. Although the malicious actor or botnet would not be able to generate new tokens or transactions using such control, it could “double-spend” its own tokens (i.e., spend the same tokens in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. To the extent that such malicious actor or botnet did not yield its control of the validating power on the Solana Network or the SOL community did not reject the fraudulent blocks as malicious, reversing any changes made to the Blockchain may not be possible. Further, a malicious actor or botnet could create a flood of transactions in order to slow down the Solana Network.

A temporary or permanent “fork” or a “clone” could adversely affect the value of the Shares.

The Solana Network operates using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and validators of SOL adopt the modification. When a modification is introduced and a substantial majority of users and validators’ consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and validators’ consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of the Solana Network, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of SOL running in parallel, yet lacking interchangeability.

Forks may also occur as a network community’s response to a significant security breach. For example, in July 2016, Ethereum “forked” into Ethereum and a new digital asset, Ethereum Classic, as a result of the Ethereum Network community’s response to a significant security breach. In June 2016, an anonymous hacker exploited a smart contract running on the Ethereum Network to syphon approximately $60 million of ETH held by The DAO, a distributed autonomous organization, into a segregated account. In response to the hack, most participants in the Ethereum community elected to adopt a “fork” that effectively reversed the hack. However, a minority of users continued to develop the original blockchain, referred to as “Ethereum Classic” with the digital asset on that blockchain now referred to as ETC. ETC now trades on several Digital Asset Trading Platforms. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of Ethereum and Ethereum Classic.

If the Solana Network is used to facilitate illicit activities, businesses that facilitate transactions in SOL could be at increased risk of criminal or civil lawsuits, or of having services cut off, which could negatively affect the price of SOL and the value of the Shares.

Digital asset networks have in the past been, and may continue to be, used to facilitate illicit activities. If the Solana Network is used to facilitate illicit activities, businesses that facilitate transactions in SOL could be at increased risk of potential criminal or civil lawsuits, or of having banking or other services cut off, if there is a concern that certain smart contracts on the Solana Network could interfere with the performance of anti-money laundering activities and economic sanctions checks. There is also a risk that digital asset trading platforms may remove SOL from their platforms as a result of these concerns. Other service providers of such businesses may also cut off services if there is a concern that the Solana Network is being used to facilitate crime. Any of the aforementioned occurrences could increase regulatory scrutiny of the Solana Network and/or adversely affect the price of SOL, the attractiveness of the Solana Network and an investment in the Shares of the Trust.

XRP Investing Risk. XRPI and XRPT are indirectly exposed to the risks of investing in XRP through investments in XRP Futures Contracts. These risks include the following:

The value of the Shares relates indirectly to the value of XRP, the value of which may be highly volatile and subject to fluctuations due to a number of factors, including:

•An increase in the global XRP supply that is publicly available for trading;

•Manipulative trading activity on platforms that support the trading of XRP (“Digital Asset Trading Platforms”), which, in many cases, are largely unregulated;

•The adoption of XRP as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the XRP Ledger;

•Forks in the XRP Ledger;

•Investors’ expectations with respect to interest rates, the rates of inflation of fiat currencies or XRP, and digital asset trading platform rates;

•Consumer preferences and perceptions of XRP specifically and digital assets generally;

•Fiat currency withdrawal and deposit policies on Digital Asset Trading Platforms;

•Investment and trading activities of large investors that invest directly or indirectly in XRP;

•A “short squeeze” resulting from speculation on the price of XRP, if aggregate short exposure exceeds the number of Shares available for purchase;

•An active derivatives market for XRP or for digital assets generally;

•A final determination that XRP is a security or changes in XRP’s status under the federal securities laws;

•Monetary policies of governments, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of XRP as a form of payment or the purchase of XRP on the digital asset markets;

•Global or regional political, economic or financial conditions, events and situations, such as the novel coronavirus outbreak;

•Fees associated with processing an XRP transaction and the speed at which transactions are settled on the XRP Ledger;

•Interruptions in service from or closures or failures of major Digital Asset Trading Platforms;

•Decreased confidence in Digital Asset Trading Platforms due to the unregulated nature and lack of transparency surrounding the operations of Digital Asset Trading Platforms; and

•Increased competition from other forms of digital assets or payment services.

The trading prices of XRP have experienced extreme volatility in recent periods and may continue to do so.

Extreme volatility in the future, including further declines in the trading prices of XRP, could have a material adverse effect on the value of the Shares and the Shares could lose all or substantially all of their value. The trading price of XRP has experienced extreme volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including XRP, over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for XRP. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout XRP’s history, including in 2021. Over the course of 2025, XRP prices continued to exhibit extreme volatility.

Extreme volatility in the future, could include declines in the trading prices of XRP. Furthermore, negative perception, a lack of stability and standardized regulation in the digital asset economy may reduce confidence in the digital asset economy and may result in greater volatility in the price of XRP.

XRP has a limited history compared to traditional asset classes, and its value is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets.

For example, the realization of one or more of the following risks could materially adversely affect the value of the Shares:

•The XRP Ledger and the software used to operate it are in the early stages of development. Given the recentness of the development of the XRP Ledger, XRP may not function as intended and parties may be unwilling to use XRP, which would dampen the growth of the XRP Ledger.

•The loss or destruction of a private key required to access XRP may be irreversible. If a private key is lost, destroyed or otherwise compromised and no backup of the private key is accessible, the owner would be unable to access the XRP corresponding to that private key and the private key will not be capable of being restored by the XRP Ledger.

•The XRP Ledger is dependent upon the internet. A disruption of the internet or the XRP Ledger, would affect the ability to transfer XRP.

•The acceptance of software patches or upgrades by a significant, but not overwhelming, percentage of the users and validators the XRP Ledger, could result in a “fork” in such ledger’s blockchain, resulting in the operation of multiple separate networks.

•Governance of the XRP Ledger is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of the XRP Ledger, which may stymie the XRP Ledger’s utility and ability to grow and face challenges. In particular, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems on the XRP Ledger, especially long-term problems.

•The foregoing notwithstanding, the XRP Ledger’s protocol is informally managed by a group of core developers that propose amendments to the XRP Ledger’s source code. The core developers evolve over time, largely based on self-determined participation. To the extent that a significant majority of users and validators adopt amendments to the XRP Ledger, the XRP Ledger will be subject to new protocols that may adversely affect the value of XRP.

•Unlike many other blockchain networks, validators on the XRP Ledger are not directly compensated for their participation in the consensus process. Running a validator on the XRP Ledger is generally considered a voluntary contribution to the health and decentralization of the network. Participants run validators for reasons other than direct financial gain, such as supporting the network’s decentralization, ensuring its security, or for reputational benefits within the XRP community. However, because there is no financial incentive for entities or individuals to maintain validators, there is no guarantee that such entities or individuals will continue to run validators. To the extent that a significant number of entities or individuals stop running validators, there would be serious negative consequences to the XRP Ledger’s functionality, security and overall existence.

•Many digital asset networks face significant scaling challenges and are being upgraded with various features to increase the speed and throughput of digital asset transactions. These attempts to increase the volume of transactions may not be effective.

•The open-source structure of the XRP Ledger, means that developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such protocols. As a result, the developers and other contributors to the XRP Ledger, or may lack the resources to adequately address emerging issues.

XRP is a relatively new digital asset, and the value of the Shares depends on the acceptance of XRP.

XRP launched in 2012. In general, digital asset networks, including the XRP Ledger and other cryptographic and algorithmic protocols governing the issuance of digital assets represent a relatively new and rapidly evolving industry that is subject to a variety of factors that are difficult to evaluate. For example, the realization of one or more of the following risks could materially adversely affect the value of the Shares:

•Banks and other established financial institutions may refuse to process funds for XRP transactions; process wire transfers to or from digital asset platforms, XRP-related companies or service providers; or maintain accounts for persons or entities transacting in XRP. As a result, the prices of XRP are largely determined by speculators.

•Banks may not provide banking services, or may cut off banking services, to businesses that provide digital asset-related services or that accept digital assets as payment, which could dampen liquidity in the market and damage the public perception of digital assets generally or any one digital asset in particular, such as XRP, and their or its utility as a payment system, which could decrease the price of digital assets generally or individually.

•Certain privacy-preserving features have been or are expected to be introduced to a number of digital asset networks. If any such features are introduced to the XRP Ledger, any exchanges or businesses that facilitate transactions in XRP may be at an increased risk of criminal or civil lawsuits, or of having banking services cut off if there is a concern that these features interfere with the performance of anti-money laundering duties and economic sanctions checks.

•Users, developers and validators may otherwise switch to or adopt certain digital assets at the expense of their engagement with other digital asset networks, which may negatively impact those networks, including the XRP Ledger.

The XRP Ledger was only conceived in 2012 and the XRP Ledger or its consensus-based mechanism may not function as intended, which could have an adverse impact on the value of XRP and an investment in the Shares.

The XRP Ledger, launched in 2012, introduced the validation mechanism pursuant to which a network of independent nodes validates transactions pursuant to a consensus-based algorithm. While its proponents believe that such algorithms have advantages, such consensus mechanisms, and their associated digital assets (such as XRP) have not been tested at scale over as long of a period or been subject to as widespread use or adoption as, for example, bitcoin’s proof-of-work consensus mechanism. This could lead to these blockchains, and their associated digital assets, having undetected vulnerabilities, structural design flaws, suboptimal incentive structures for validators, technical disruptions, or a wide variety of other problems, any of which could cause these blockchains not to function as intended, could lead to outright failure to function entirely causing a total outage or disruption of network activity, or could cause the blockchains to suffer other operational problems or reputational damage, leading to a loss of users or adoption or a loss in value of the associated digital assets, including the Funds’ assets. Over the long term, there can be no assurance that the consensus-based public ledger on which the Trust’s assets rely will achieve widespread scale or adoption or perform successfully; any failure to do so could negatively impact the value of the Trust’s assets.

Changes in the governance of the XRP Ledger may not receive sufficient support from users and validators, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

The governance of decentralized networks, such as the XRP Ledger, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized digital asset network, which may stymie such network’s utility and ability to grow and face challenges. The foregoing notwithstanding, the protocols for some decentralized networks, such as the XRP Ledger, are informally managed by a group of core developers that propose amendments to the relevant network’s source code. Core developers’ roles evolve over time, largely based on self-determined participation. If a significant majority of users and validators adopt amendments to a decentralized network based on the proposals of such core developers, such network will be subject to new protocols that may adversely affect the value of the relevant digital asset.

As a result of the foregoing, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems, especially long-term problems, on the XRP Ledger.

Digital asset networks are developed by a diverse set of contributors and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset.

In the event a high-profile contributor to the XRP Ledger, such as Ripple Labs, is perceived as no longer contributing to the XRP Ledger, whether or not such perception is valid, it could negatively affect the price of XRP, which could adversely impact the value of the Shares.

The fixed supply of XRP may negatively impact the operation of the XRP Ledger.

Unlike other digital assets such as bitcoin or ether, XRP is not and was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today, or will ever exist, was generated from the outset of the XRP Ledger. As a result, there is no ability for the supply of XRP to be adjusted in response to economic conditions. For instance, there is no ability for the supply of XRP to be increased to meet rising demand, which could lead to price volatility. In addition, unlike blockchains that utilize “proof-of-work” or “proof-of-stake” where miners or stakers are rewarded with newly minted coins or tokens, XRP validators are not incentivized by block rewards since there is no new issuance of XRP.

Additionally, the fixed supply of XRP, combined with the burning of XRP (permanently destroyed) as transaction fees, could create deflationary pressure over time. A small amount of XRP is burned with every transaction to prevent spam on the network. While the amount of XRP burned per transaction is minuscule, over time, the total supply of XRP will slowly decrease. This could lead to a deflationary environment where the decreasing supply drives up the price of XRP, making it less practical as a medium of exchange. Additionally, as the total supply of XRP slowly shrinks due to burning, liquidity could become an issue in the distant future, potentially making it harder for businesses and users to access sufficient XRP for their transactions or for the Funds to operate.

The fixed supply of XRP could also contribute to price volatility, especially if demand fluctuates significantly. Since the supply of XRP is fixed, any significant surge in demand can result in large price spikes. For example, during periods of high market activity or speculation, the price of XRP could rapidly increase due to the inability to expand supply to match demand. This volatility could make XRP less predictable for businesses that rely on it for payments. Digital assets with a flexible supply, such as stablecoins, can adjust to maintain a stable value. XRP, however, could experience price swings that make it less attractive for everyday transactions or long-term financial planning.

The fixed supply of XRP may also not scale well with rapidly expanding use cases. As more businesses, financial institutions, and payment providers adopt XRP for cross-border transactions and other use cases, there is a risk that the fixed supply may not meet the growing demand, leading to supply shortages and further price volatility. In the case of massive adoption, the scarcity of XRP could raise its value too much, making it less appealing for day-to-day transactions or use as a liquidity bridge in cross-border payments, as businesses might prefer a more stable and widely available currency.

The significant holdings of XRP by Ripple Labs and other early stakeholders could have an adverse effect on the market price of XRP.

Ripple Labs holds a large portion of the XRP supply, which has led to concerns about centralization. Despite escrow mechanisms that gradually release XRP into the market, Ripple Labs still retains control over a significant portion of XRP, which can impact market dynamics if large amounts are sold. The concentration of XRP in the hands of Ripple Labs and early stakeholders could affect the market’s confidence in XRP as a decentralized asset.

If a malicious actor or botnet obtains control of more than 80% of the validating power on the XRP Ledger, or otherwise obtains control over the XRP Ledger through its influence over core developers, trusted validators or otherwise, such actor or botnet could manipulate the Ledger to adversely affect the value of the Shares or the ability of the Funds to operate.

The XRP Ledger relies on a decentralized network of validator nodes that agree on the order and validity of transactions. These nodes form the backbone of the consensus process. Each validator node maintains a Unique Node List, which is a list of other validators it trusts. For a malicious actor to take over, they would need to control a significant portion of the validators on the majority of these UNLs. To successfully alter the ledger, the malicious actor would likely need to control more than 80% of the validator nodes or the voting power on the most widely used UNLs.

If the malicious actor cannot control the validator nodes directly, they might attempt to compromise the validators that are already trusted by the network (i.e., those on the commonly used UNLs). This could involve hacking, bribery, deception or coercion. Compared to other digital asset networks such as the Bitcoin network and Ethereum network, the XRP Ledger relies on a relatively small number of validators, and each validator maintains a UNL that is an even smaller subset of the validators. While this helps maintain a fast and efficient network, it could expose the XRP Ledger to additional vulnerabilities. For example, a malicious actor could attempt a “Sybil” attack whereby it would attempt to gain the trust of existing validators using a large number of fake identities. Such an attack would be difficult to execute because human intervention would be required for the malicious validators to become trusted, but the risk is made greater by the small number validators included on each validator’s UNL.

A malicious actor could also conduct an “eclipse attack.” In an eclipse attack, a malicious actor could isolate parts of the network so that the malicious actor’s nodes can influence the consensus in isolated sections of the network, eventually leading to a split or takeover.

A temporary or permanent “fork” or a “clone” could adversely affect the value of the Shares.

The XRP Ledger operates using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and validators of XRP adopt the modification. When a modification is introduced and a substantial majority of users and validators’ consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and validators’ consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of the XRP Ledger, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of XRP running in parallel, yet lacking interchangeability.

Forks may also occur as a network community’s response to a significant security breach. For example, in July 2016, Ethereum “forked” into Ethereum and a new digital asset, Ethereum Classic, as a result of the Ethereum Network community’s response to a significant security breach. In June 2016, an anonymous hacker exploited a smart contract running on the Ethereum Network to syphon approximately $60 million of ETH held by The DAO, a distributed autonomous organization, into a segregated account. In response to the hack, most participants in the Ethereum community elected to adopt a “fork” that effectively reversed the hack. However, a minority of users continued to develop the original blockchain, referred to as “Ethereum Classic” with the digital asset on that blockchain now referred to as ETC. ETC now trades on several Digital Asset Trading Platforms. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of Ethereum and Ethereum Classic.

If the XRP Ledger is used to facilitate illicit activities, businesses that facilitate transactions in XRP could be at increased risk of criminal or civil lawsuits, or of having services cut off, which could negatively affect the price of XRP and the value of the Shares.

Digital asset networks have in the past been, and may continue to be, used to facilitate illicit activities. If the XRP Ledger is used to facilitate illicit activities, businesses that facilitate transactions in XRP could be at increased risk of potential criminal or civil lawsuits, or of having banking or other services cut off, if there is a concern that certain smart contracts on the XRP Ledger could interfere with the performance of anti-money laundering activities and economic sanctions checks. There is also a risk that digital asset trading platforms may remove XRP from their platforms as a result of these concerns. Other service providers of such businesses may also cut off services if there is a concern that the XRP Ledger is being used to facilitate crime. Any of the aforementioned occurrences could increase regulatory scrutiny of the XRP Ledger and/or adversely affect the price of XRP, the attractiveness of the XRP Ledger and an investment in the Shares of the Funds.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Funds to make daily cash payments to maintain its required margin, particularly at times when the Funds may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Funds would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Futures Contracts are subject to price limits. Price limits represent the maximum price range permitted for a Futures Contract in each trading session. When a price limit is hit, futures markets for a given asset may temporarily halt until price limits can be expanded or trading may be stopped for the day. If a Fund is unable to buy or sell Futures Contracts as a result of markets being halted or stopped — or for other reasons including limited liquidity in the respective futures market, a disruption to the respective futures market, or as a result of margin requirements, accountability levels, or other limitations imposed by a Fund’s FCMs, the listing exchanges, or the CFTC — the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in certain in other instruments that give exposure to the respective reference asset, as detailed in the Prospectus; (ii) requiring that Authorized Participants purchase and redeem creation units through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased Authorized Participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) to reduce its sought-after exposure in a given reference asset, by an amount reflecting prevailing price limits.

Correlation Risk. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of such contracts and a given reference asset, and the possibility of an illiquid market for a futures contract. Although certain Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, such Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Counterparty Risk. The Funds will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless the Adviser believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. The Funds will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund’s ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, a Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral, and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution’s authority, the financial institution’s liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial institution when a bail-in occurs, such Fund may also be similarly impacted. Upon entering into a cleared swap, a Fund is required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the FCM or clearing house through which the trade is cleared). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to the Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin” to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream. A party to a cleared swap is subject to the credit risk of the clearing house and the FCM through which it holds its position. Credit risk of market participants with respect to cleared swaps is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. An FCM is generally obligated to segregate all funds received from customers with respect to cleared swap positions from the FCM’s proprietary assets. However, all funds and other property received by an FCM from its customers are generally held by the FCM on a commingled basis in an omnibus account, and the FCM may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s FCM, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the FCM’s customers for a relevant account class. Also, the FCM is required to transfer to the clearing house the amount of margin required by the clearing house for cleared swaps positions, which amounts are generally held in an omnibus account at the clearing house for all customers of the FCM. Regulations promulgated by the CFTC require that the FCM notify the clearing house of the amount of initial margin provided by the FCM to the clearing house that is attributable to each customer. However, if the FCM does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, if an FCM does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by an FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM.

Borrowing Risk. When a Fund borrows money, it must pay interest and other fees, which will reduce a Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Funds will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Termination and Default Risk. To the extent a Fund enters into swap agreements, such agreements may contain termination provisions that, among other things, require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value over specific periods of time, which may or may not be exclusive of redemptions. If a Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the swaps could elect to terminate such agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant agreement.

Regulatory Margin Risk. Regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted margin requirements applicable to uncleared swaps. Uncleared swaps between a Fund and its counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of margin, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the relevant Fund is in default on its obligations to the swap counterparty. In addition to the variation margin requirements, regulators have adopted “initial” margin requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any “variation margin” collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). From time to time, the initial margin rules may apply to a Fund’s swap trading relationships. In the event that the rules apply to a Fund, they would impose significant costs on such Fund’s ability to engage in uncleared swaps and, as such, could adversely affect the Adviser’s ability to manage the Fund, may impair the Fund’s ability to achieve its investment objective and/or may result in reduced returns to the Fund’s investors.

Risks of Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Funds from using such instruments as a part of their respective investment strategies, and could ultimately prevent the Funds from being able to achieve their respective investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The regulation of derivatives in the U.S., the EU and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Act, have resulted in new regulation of derivatives, including clearing, margin reporting, recordkeeping and registration requirements for certain types of derivatives. Because these requirements are new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner that the Adviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Also, as described above, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to a Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

Funds that enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act are permitted to do so in accordance with the Derivatives Rule. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and option contracts. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a fund obtains leverage. Among other things, the Derivatives Rule prohibits a fund from entering into these derivatives transactions except in accordance with the provisions of the Derivatives Rule. The Derivatives Rule requires, among other things, a fund to adopt and implement a written “derivatives risk management program” and comply with limitations on risks relating to its derivatives transactions. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the VaR of the fund inclusive of derivatives. A fund generally satisfies the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the fund’s own portfolio absent derivatives holdings, as determined by such fund’s derivatives risk manager (the person or persons appointed by the fund’s board of directors/trustees responsible for administering the derivatives risk management program). This limits test is referred to as the “Relative VaR Test”. In addition, among other requirements, the Derivatives Rule also requires a fund carry out enhanced reporting to the board of directors/trustees, the SEC and the public regarding a fund’s derivatives activities. These requirements apply unless a fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. The Funds comply with the requirements of the Derivatives Rule in their usage of derivatives instruments. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the costs associated with the operation of a Fund, which could adversely affect investors.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to a Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement for certain swaps has increased the costs of derivatives transactions for a fund, since a fund has to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on a fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose a Fund to new kinds of risks and costs.

Rolling, Backwardation and Contango Risk. When purchasing stocks or bonds, the buyer acquires ownership in the security; however, buyers of futures contracts are not entitled to ownership of the underlying reference asset until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying reference asset to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their exchange-traded futures contract before expiration. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. For example, a contract purchased and held in June 2025 may have an expiration date in August 2025. As this contract nears expiration, a long position in the contract may be replaced by selling the August 2025 contract and purchasing a contract expiring in September 2025. This process is referred to as “rolling.” The price of a futures contract is higher or lower than the spot price of the underlying asset when there is significant time to expiration of the contract due to various factors within the market. As a futures contract nears expiration, the futures price will tend to converge to the spot price. In some circumstances, the prices of some futures contracts with near-term expirations may be higher than the prices for futures contracts with longer-term expirations. This circumstance is referred to as “backwardation.” If the market for futures contracts is in “backwardation,” the sale of the near-term month contract would be at a higher price than the longer-term contract, and futures investors will earn positive returns. Conversely, a “contango” market is one in which the price of futures contracts in the near-term months are lower than the price of futures contracts in the longer-term months. If the market for futures contacts is in “contango,” it would create a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. The Funds will not “roll” futures contracts on a predefined schedule as they approach expiration; instead the Adviser may determine to roll to another futures contract in an attempt to generate maximum yield. There can be no guarantee that such a strategy will produce the desired results.

Swap Agreements Risk. The Funds may enter into swap agreements in pursuit of its respective investment objective. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Funds’ digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Funds’ third party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Funds invest, can also subject the Funds to many of the same risks associated with direct cyber security breaches. The Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers or third party service providers.

Exchange-Traded Funds Risk. Certain Funds may invest in shares of Other Investment Companies, which may include ETFs, which subjects them to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses. The Funds may invest in underlying ETFs to the extent permitted by applicable law, which could impact its performance. In addition, at times certain segments of the market represented by the underlying funds may be out of favor and underperform other segments.

Exchange-Traded Products Risk. Certain Funds may invest in shares of Digital Asset-Linked ETPs, which subjects them to the risks of owning the investments underlying the Digital Asset-Linked ETP, as well as the same structural risks faced by an investor purchasing shares of the Funds, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. Digital Asset-Linked ETPs have a short trading history and may be subject to volatility risk, as well as the risks associated with the respective digital asset. As a shareholder in a Digital Asset-Linked ETP, the Funds bear their proportionate share of the Digital Asset-Linked ETP’s expenses, subjecting Fund shareholders to duplicative expenses. Further, Digital Asset-Linked ETPs are not registered as investment companies under the 1940 Act and are not subject to regulation by the SEC as an investment company. Consequently, shareholders of a Digital Asset-Linked ETP do not have the regulatory protections provided to investors in registered investment companies. For example, the provisions of the 1940 Act, among other things, limit transactions with affiliates, prohibit the suspension of redemptions (except under certain limited circumstances), and limit sales loads, all of which do not apply to Digital Asset-Linked ETPs.

Failure to Qualify as a Regulated Investment Company Risk. If, in any year, a Fund fails to qualify as a regulated investment company under the applicable tax laws, such Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If a Fund fails to qualify as a regulated investment company, distributions to such Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Funds. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Funds’ assets can decline as can the value of the Funds’ distributions.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by a Fund may reduce the value of the Funds. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which a Fund invests. In addition, litigation regarding any of the securities owned by a Fund may negatively impact the value of the Shares. Such legislation or litigation may cause a Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Liquidity Risk. Whether or not the securities held by a Fund are listed on a securities exchange, the principal trading market for certain of the securities may be in the OTC market. As a result, the existence of a liquid trading market for such securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for such securities will be maintained or that there will be sufficient liquidity of the securities in any markets made. The price at which such securities are held by a Fund will be adversely affected if trading markets for the securities are limited or absent.

Listing Standards Risk. The Funds are required by their respective Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel a Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit a Fund’s profit or require a Fund to incur a loss, and as a result, such Fund’s performance could be impacted.

Market Events Risk. Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and non-U.S. capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. In addition, periods of elevated inflation, whether driven by monetary policy, supply chain disruptions, energy price volatility, or other factors, may erode the real value of the Funds’ investments, reduce consumer and business spending, and create uncertainty in the capital markets. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. These events and possible continued market turbulence may have an adverse effect on a Fund.

In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s Shares and result in increased market volatility. During any such events, a Fund’s Shares may trade at increased premiums or discounts to their NAV.

For example, ongoing armed conflicts between Russia and Ukraine in Europe and among the United States, Israel, Iran, Hamas, Hezbollah and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East, the United States, and other nations. Such events may also disrupt global trade and supply chains, increase sanctions and other governmental actions, and contribute to volatility in oil and natural gas markets. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Funds’ assets may go down.

Options Risk. Certain Funds may invest in options. Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, a Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. Options Position Limits Securities self-regulatory organizations (e.g., the exchanges and FINRA) have established limitations governing the maximum number of call or put options of certain types that may be bought or written (sold) by a single investor, whether acting alone or in concert with others. These position limits may restrict the number of listed options which a Fund may buy or sell.

While the Funds are not directly subject to these rules, as a result of rules applicable to the broker-dealers with whom the Funds transact in options, they are required to agree in writing to be bound by relevant position limits. Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment.

Portfolio Turnover Risk. The Funds may incur high portfolio turnover to manage the Funds’ investment exposure. Additionally, active market trading of the Funds’ shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of a Fund.

Tracking Error Risk. Tracking error is the divergence of a fund’s performance from that of its index or sought-after investment outcomes. Tracking error may occur because of imperfect correlation between a Fund’s holdings and the return of the reference asset, pricing differences, or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error may also result because a Fund incurs fees and expenses while the respective reference asset does not.

Management of the Fund

Trustees and Officers

The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. There are four Trustees of the Trust, one of whom is an Interested Trustee and three of whom are Independent Trustees. The Trustees serve for indefinite terms until their resignation, death or removal. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire each Fund’s investment adviser. Justin Young is deemed an Interested Trustee of the Trust due to his positions as President of the Adviser and Trustee, President and Chief Executive Officer of the Trust. The officers of the Trust manage its day-to-day operations, are responsible to the Board of Trustees and serve indefinite terms. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Volatility Shares Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Stephen Yu 2000 PGA Blvd, Suite 4440, Palm Beach Gardens, FL 33408 Year of Birth: 1985	Trustee; Chairman of the Board	•Indefinite Term •Since Inception	Vice President, Capital One Financial Corporation (2025 – Present); Vice President, Discover Financial Services (2024 – 2025); Director/Senior Director, Discover Financial Services (2018 – 2024)	21	None
Anthony Ward 2000 PGA Blvd, Suite 4440, Palm Beach Gardens, FL 33408 Year of Birth: 1975	Trustee	•Indefinite Term •Since Inception	Managing Director, Scotiabank (2022 – Present); Managing Director – Head of Counterparty Credit Risk IB, Credit Suisse (2021 – 2022); Managing Director – Dublin Branch Chief Risk Officer, Credit Suisse (2019 – 2021); Director – Global Markets Equities CRO/US Equities CRO, Credit Suisse (2015 – 2019)	21	None
Anthony Homsey 2000 PGA Blvd, Suite 4440, Palm Beach Gardens, FL 33408 Year of Birth: 1986	Trustee	•Indefinite Term •Since Inception	Vice President – Insurance Partnerships, QuinStreet (2022 – Present); Senior Director – Strategic Partnerships, QuinStreet (2021 – 2022); Assistant Vice President – Digital Media, MAPFRE Insurance (2018 – 2021)	21	None
Interested Trustee(1) and Officers of the Trust
Justin Young 2000 PGA Blvd, Suite 4440 Palm Beach Gardens, FL 33408 Year of Birth: 1986	Interested Trustee, President and Chief Executive Officer (Principal Executive Officer)	•Indefinite Term •Since Inception	Co-Founder, President of Volatility Shares LLC (2019 – Present); Managing Partner of Invest In Vol LLC (2017 – 2023)	21	None

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Volatility Shares Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Chang Kim 2000 PGA Blvd, Suite 4440 Palm Beach Gardens, FL 33408 Year of Birth: 1984	Chief Compliance Officer, Treasurer (Principal Financial Officer and Principal Accounting Officer) and AML Compliance Officer	•Indefinite Term •Since Inception

Chief Operating Officer and Chief Compliance Officer of Volatility Shares LLC (2022 – Present); Chief Investment Officer of Invest In Vol LLC (2022 – 2023); CEO of The Library Shop, Inc. (2021 – 2021); Portfolio Manager and COO at Global X Management Company LLC (2009 – 2020)

				N/A	None
Barry Pershkow 2000 PGA Blvd, Suite 4440 Palm Beach Gardens, FL 33408 Year of Birth: 1966	Secretary	•Indefinite Term •Since 2026	General Counsel of Volatility Shares LLC (2026 – Present); Partner, Chapman and Cutler LLP (2018 – 2026)	N/A	None

(1)      Justin Young is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

Unitary Board Leadership Structure

Each Trustee serves as a trustee overseeing all funds in the Volatility Shares Fund Complex, which is known as a “unitary” board leadership structure. Each Trustee is anticipated to serve as a trustee for future funds in the Volatility Shares Fund Complex. None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, Volatility Shares or any of its affiliates. Stephen Yu, an Independent Trustee, serves as the Chair of the Board of the Trust. It is anticipated that the unitary board structure will be adopted for the Volatility Shares Funds because of the efficiencies it achieves with respect to the governance and oversight of the Volatility Shares Fund Complex.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of all funds in the Volatility Shares Fund Complex.

Board Committees

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet throughout the year to oversee the activities of the Funds, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating and Governance Committee and the Audit Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Homsey, Yu, and Ward are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 70 years of age or older or will turn 70 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the

Funds. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Funds should mail such recommendation to the Trust’s Secretary, at the Trust’s address, 2000 PGA Blvd, Suite 4440; Palm Beach Gardens, FL 33408. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Funds owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act; (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Funds (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Funds to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee. The Nominating and Governance Committee held 1 meeting during the fiscal period ended February 28, 2026.

The Audit Committee is responsible for overseeing the Funds’ accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. Ward, Homsey, and Yu serve on the Audit Committee. The Audit Committee held 5 meetings during the fiscal period ended February 28, 2026.

Risk Oversight

As part of the general oversight of the Funds, the Board of Trustees is involved in the risk oversight of each Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Funds’ risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Adviser’s investment oversight group and the Trust’s CCO.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Funds’ and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser the Funds’ major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees

Stephen Yu. Mr. Yu has been employed at Capital One Financial Corporation since May 2025, following its acquisition of Discover Financial Services, where he had been employed since 2017. He currently serves as a Vice President at Capital One Financial Services and served in the same capacity at Discover Financial Services. Prior to that, he served as a Senior Director where he was the global head of Analytics for the Discover Global Network at Discover Financial Services, with teams dedicated to Marketing Analytics, Pricing and Portfolio Analytics, Fraud and Risk Analytics, Data Solutions and modeling and Data Operations and MIS. From 2018 – 2022, Mr. Yu was a Director at Discover Financial Services. From 2012 – 2018 Mr. Yu served as a Senior Manager at Discover Financial Services, where he managed the pricing and portfolio analytics team for the Discover Global Network.

Anthony Ward. Mr. Ward has been employed at Scotiabank since August 2022 as Managing Director. Prior to that, he was employed at Credit Suisse from 2005 – 2022, serving in various capacities. From 2021 – 2022, Mr. Ward served as the Managing Director — Head of Counterparty Credit Risk IB, where he was responsible for counterparty credit risk management. From 2019 – 2021, Mr. Ward served as the Managing Director — Dublin Branch Chief Risk Officer where he was responsible for risk management of the Dublin Branch after receiving regulatory approval to assume the role. From 2015 – 2019, Mr. Ward served as the Director — Global Markets Equities CRO/US Equities CRO, where he was responsible for market risk management for the global equities and US equities businesses and CRO for CS Capital LLC, Credit Suisse’s Broker Dealer Lite.

Anthony Homsey. Mr. Homsey currently serves as the Vice President — Insurance Partnerships at QuinStreet. In this role he is responsible for managing and growing all insurance client advertiser partnerships within the insurance category. Prior to this role, Mr. Homsey served as Senior Director — Strategic Partnerships at QuinStreet, where he was responsible for managing and growing all 3rd party insurance publisher media partnerships within the insurance category. From 2018 – 2021, Mr. Homsey was the Assistant Vice President — Digital media at MAPFRE Insurance, where he was responsible for all direct to consumer digital media new business acquisition efforts, and from 2016 – 2018, Mr. Homsey was the Digital Media Director at Travelers Insurance where he was responsible for all direct to consumer digital new business acquisition efforts for the personal insurance property and casualty division.

Interested Trustee

Justin Young. Mr. Young holds a BA in American Studies from Georgetown University. Mr. Young currently serves as President of the Adviser. From 2017 through 2023, he served as Managing Partner of Invest In Vol LLC (overseeing operations at an investment adviser); from August 2015 to April 2017, he was Vice President of Rex Shares LLC (overseeing product development at an ETF sponsor); from April 2011 to August 2015 he was Head of Capital Markets for Global X Management Co., (overseeing capital markets operations for an ETF sponsor); and from July 2009 to April 2011 he was an Associate of NYSE Euronext (working on a number of listing matters for a national securities exchange).

Trustee Compensation

For the 2026 fiscal year, each Independent Trustee was paid a fixed annual retainer of $140,000. The fixed annual retainer will be allocated equally among each Fund in the Volatility Shares Fund Complex. Trustees are also reimbursed for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the compensation earned by each Independent Trustee (including reimbursement for travel and out-of-pocket expenses) for services to the Funds and the aggregate compensation paid to them for services to the Volatility Shares Fund Complex, for the fiscal period ended February 28, 2026. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by Volatility Shares.

Name of Trustee	Compensation from The Funds	Total Compensation from the Volatility Shares Fund Complex
Justin Young	None	None
Stephen Yu	$116,667	$140,000
Anthony Ward	$116,667	$140,000
Anthony Homsey	$116,667	$140,000

Interested and Independent Trustees Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the Interested Trustee and Independent Trustees in the Funds and all funds overseen by the Trustees in the Volatility Shares Fund Complex as of December 31, 2025:

Fund	Justin Young	Stephen Yu	Anthony Ward	Anthony Homsey
BITX	N/A	N/A	N/A	N/A
ETHU	N/A	N/A	N/A	N/A
SOLT	N/A	N/A	N/A	N/A
SOLZ	N/A	N/A	N/A	N/A
XRPI	N/A	N/A	N/A	N/A
XRPT	N/A	N/A	N/A	N/A
ZVOL	D	N/A	A	N/A
Aggregate Holdings in Volatility Shares Fund Complex	D	N/A	A	N/A

Ownership Codes:

A: $1 – $10,000

B: $10,001 – $50,000

C: $50,001 – $100,000

D: Over $100,000

As of December 31, 2025, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of any Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

As of June 1, 2026, the officers and Trustees, in the aggregate, owned less than 1% of the Shares of each Fund except ZVOL. As of June 1, 2026, the officers and Trustees, in the aggregate, own approximately 1.75% of the Shares of ZVOL.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. The tables set forth in Exhibit A show the percentage ownership of each person or “group” (as that term is used in Section 13(d) of the 1934 Act) who, as of June 10, 2026, owned of record or is known by the Trust to have owned of record beneficially, 5% or more of the Shares of the Funds.

Investment Adviser and Other Service Providers

Investment Adviser

Volatility Shares LLC, 2000 PGA Blvd, Suite 4440, Palm Beach Gardens, FL, 33408, serves as the investment adviser to the Funds. Volatility Shares is a Delaware limited liability company. The Adviser was formed for the purpose of sponsoring volatility-linked exchange-traded funds. Volatility Shares discharges its responsibilities subject to the policies of the Board of Trustees. Volatility Shares provides day-to-day portfolio management services to the Funds and also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to the Investment Management Agreement, Volatility Shares implements the investment of each Fund’s assets and is responsible for paying all expenses of the Funds, excluding the fee payments under each Fund’s Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Each Fund has agreed to pay Volatility Shares an annual management fee equal to a percentage of its daily net assets, as detailed in the below table.

Management Fee

Fund	Fee
BITX	1.85%
ETHU	1.85%
SOLT	1.85%
SOLZ	1.15%
XRPI	1.15%
XRPT	1.85%
ZVOL	1.35%

For services rendered during the fiscal periods set forth below, the following table sets forth the management fee paid by the Funds to Volatility Shares.

Management Fees Paid

Fund	Fiscal Period/ Year Ended February 28, 2026	Fiscal Period/ Year Ended February 28, 2025	Fiscal Period Ended February 29, 2024
BITX(2)	$40,134,685	$38,166,489	$1,336,221
ETHU(3)	$25,753,103(6)	$2,657,987	N/A
SOLT(4)	$4,422,636	N/A	N/A
SOLZ(4)	$903,329(7)	N/A	N/A
XRPI(5)	$947,468(8)	N/A	N/A
XRPT(5)	$701,166(9)	N/A	N/A
ZVOL(1)	$209,567	$168,991	$52,116

(1)      ZVOL commenced operations on April 19, 2023.

(2)      BITX commenced operations on June 27, 2023.

(3)      ETHU commenced operations on June 4, 2024.

(4)      SOLT and SOLZ commenced operations on March 20, 2025.

(5)      XRPI and XRPT commenced operations on May 22, 2025.

(6)      Net fees paid to Volatility Shares for the period. For the fiscal period ended February 28, 2026, with respect to ETHU, Volatility Shares waived $1,951,986.

(7)      Net fees paid to Volatility Shares for the period. For the fiscal period ended February 28, 2026, with respect to SOLZ, Volatility Shares waived $190,175.

(8)      Net fees paid to Volatility Shares for the period. For the fiscal period ended February 28, 2026, with respect to XRPI, Volatility Shares waived $211,668.

(9)      Net fees paid to Volatility Shares for the period. For the fiscal period ended February 28, 2026, with respect to XRPT, Volatility Shares waived $678,788.

For certain Funds, Volatility Shares contractually agreed, to waive its fees and/or pay Fund expenses so that the Funds’ annual net operating expenses (excluding any interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) did not exceed a stated amount. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees.

Fund	Fee Waiver Agreement Termination	Maximum Annual Net Operating Expenses
SOLZ	June 30, 2026	0.95%
XRPI	May 22, 2026	0.94%
XRPT	May 22, 2026	0.94%

Under each Fund’s Investment Management Agreement, Volatility Shares shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Volatility Shares in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. Each Fund’s Investment Management Agreement is in place for the original initial two year term, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. Each Fund’s Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the applicable Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the applicable Fund’s outstanding voting securities on 60 days’ written notice to Volatility Shares, or by Volatility Shares on 60 days’ written notice to the applicable Fund.

Investment Sub-Advisers

Penserra Capital Management LLC (“Penserra”) previously served as the investment sub-adviser to BITX, ETHU and ZVOL, however, effective on or about September 16, 2024, Penserra no longer served as sub-adviser to BITX, ETHU and ZVOL and the investment sub-advisory agreements were terminated. As compensation for the sub-advisory services rendered under the investment sub-advisory agreements, Volatility Shares agreed to pay Penserra an annual sub-advisory fee, payable monthly, that is based on the applicable Fund’s average daily net assets, for which Volatility Shares was responsible for paying the entire amount of the sub-advisory fee. BITX, ETHU and ZVOL did not directly pay Penserra. For services rendered during the fiscal periods set forth below, the following table sets forth the sub-advisory fees paid by Volatility Shares to Penserra.

Sub-Advisory Fees Paid

Fund	Fiscal Period/ Year Ended February 28, 2025	Fiscal Period Ended February 29, 2024
BITX(2)	$1,594,330	$146,021
ETHU(3)	$22,466	N/A
ZVOL(1)	$5,193	$4,809

(1)      ZVOL commenced operations on April 19, 2023.

(2)      BITX commenced operations on June 27, 2023.

(3)      ETHU commenced operations on June 4, 2024.

Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day management of the Funds. There are currently three portfolio managers of each Fund: Charles Lowery, Anand Desai and Dustin Shidaker.

Portfolio Manager Compensation

Messrs. Lowery, Desai and Shidaker are compensated by Volatility Shares LLC and are paid a fixed salary and discretionary bonus based on the business performance of the firm.

Ownership of Fund Securities

As of February 28, 2026, none of the portfolio managers beneficially own any shares of the Funds.

Accounts Managed by the Portfolio Managers

In addition to the Funds, the portfolio managers are responsible for the management of certain other accounts, as listed below. The information below is provided as of February 28, 2026.

Portfolio Managers	Registered Investment Companies Number of Accounts(1) ($ assets)	Other Pooled Investment Vehicles Number of Accounts ($ assets)	Other Accounts Number of Accounts ($ Assets)
Charles Lowery	9 ($2.04 billion)	0 ($0)	2 ($531.7 million)
Anand Desai	9 ($2.04 billion)	0 ($0)	2 ($531.7 million)
Dustin Shidaker	9 ($2.04 billion)	0 ($0)	2 ($531.7 million)

(1)      Numbers included in this column include the assets of the Funds.

Conflicts of Interest

The Adviser’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Funds. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Other Fund Service Providers

Administrator and Fund Accountant

The administrator, fund accountant and transfer agent for the Funds is USBGFS, which has its principal office at 615 East Michigan Street, Milwaukee, WI 53202, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. USBGFS performs these services pursuant to three separate agreements, a fund administration servicing agreement, a fund accounting servicing agreement and a transfer agent servicing agreement.

Administration Agreement

Pursuant to the Administration Agreement, USBGFS provides all administrative services necessary for the Funds, other than those provided by Volatility Shares, subject to the supervision of the Board of Trustees. USBGFS employees generally will not be officers of the Funds for which they provide services.

The Administration Agreement is terminable by either party on ninety (90) days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and automatically renews for successive one-year terms unless either party provides written notice at least 90 days prior to the end of the then current term that it will not be renewing the Administration Agreement. The Administration Agreement provides that in the absence of the USBGFS’s refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of USBGFS, USBGFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, USBGFS provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Funds’ custodian, as applicable; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Funds’ tax returns, and preparing reports to the Funds’ shareholders and the SEC; (iv) calculation of yield and total return for the Funds; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of Shares of the Funds; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its Shares under such laws; (vii) preparing notices and agendas for meetings of the Funds’ Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Fund Accounting Agreement

Pursuant to the Fund Accounting Agreement, USBGFS provides the Funds with all accounting services, including, without limitation: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the custodian and Volatility Shares.

Compensation

For the administrative and fund accounting services rendered to the Funds by USBGFS, USBGFS is paid an annual fee based on the average net assets of each fund in the Trust, subject to a minimum annual fee for each Fund. Pursuant to the Funds’ unitary management fee structure, Volatility Shares is responsible for paying for the services provided by USBGFS, and the Funds do not directly pay USBGFS.

Transfer and Dividend Agent

USBGFS acts as the Funds’ transfer and dividend agent. The Adviser pays USBGFS for its services as its transfer and dividend agent out of the Funds’ unitary management fee.

Custodian

U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for each Fund’s cash and securities. Pursuant to a custodian servicing agreement with the Funds, the Custodian is responsible for maintaining the books and records of each Fund’s portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds.

Distributor

Foreside Fund Services, LLC, serves as distributor and principal underwriter of the Creation Units of each Fund. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described below under the heading “Creation and Redemption of Creation Units.” Volatility Shares may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. The Adviser’s available resources to make these payments include profits from advisory fees received from the Funds. The services Volatility Shares may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials. Since the inception of each Fund, there have been no underwriting commissions with respect to the sale of Fund Shares, and the Distributor did not receive compensation on redemptions for any Fund for that period.

Aggregations

Shares of the Funds in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

Distribution Agreement

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Distributor may also enter into agreements with DTC Participants, which have international, operational, capabilities and place orders for Creation Units of the Funds’ shares.

Counsel

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, is counsel to the Funds.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, serves as the Funds’ independent registered public accounting firm. The firm audits the Funds’ financial statements and performs other related audit services.

Brokerage Allocations

The Adviser is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Volatility Shares to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to Volatility Shares and its clients. The best price to each Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund’s futures transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the 1934 Act permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars.” Volatility Shares has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, the Adviser may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or the Trust. In addition, the Adviser must determine that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreements provide that such higher commissions will not be paid by the Funds unless the Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to Volatility Shares under the Investment Management Agreements would not be reduced as a result of receipt by Volatility Shares of research services.

The Adviser places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which a Fund effects securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with such Fund. The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to the applicable Fund will not be disproportionate to the benefits received by such Fund on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to such Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the brokerage commissions paid by the Fund during the specified period.

Brokerage Commissions

Fund	Fiscal Period/ Year Ended February 28, 2026	Fiscal Period/ Year Ended February 28, 2025	Fiscal Period Ended February 29, 2024
BITX(2)	$729,080	$644,844	$227,996
ETHU(3)	$1,501,974	$0	N/A
SOLT(4)	$731,233	N/A	N/A
SOLZ(4)	$121,451	N/A	N/A
XRPI(5)	$86,998	N/A	N/A
XRPT(5)	$162,716	N/A	N/A
ZVOL(1)	$42,475	$20,899	$0

(1)      ZVOL commenced operations on April 19, 2023.

(2)      BITX commenced operations on June 27, 2023.

(3)      ETHU commenced operations on June 4, 2024.

(4)      SOLT and SOLZ commenced operations on March 20, 2025.

(5)      XRPI and XRPT commenced operations on May 22, 2025.

For the fiscal periods/years ended February 29, 2024, February 28, 2025 and February 28, 2026, as applicable, the Funds did not pay any commissions to any affiliated broker of the Funds, Volatility Shares or the Distributor.

Additional Information

The following information supplements and should be read in conjunction with the Prospectus.

Securities Depository for Fund Shares

Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC was created to hold securities of DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to Indirect Participants.

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of a Fund’s shares shall be made to DTC or its nominee, as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of such Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated each day the Exchange is open for trading via the NSCC. The basket represents one Creation Unit of a Fund. Each Fund’s portfolio holdings are also available on such Fund’s website at http://www.volatilityshares.com. The Trust, Volatility Shares, and the Distributor will not disseminate non-public information concerning the Trust.

Quarterly Portfolio Schedule

The Trust is required to disclose on a quarterly basis the complete schedule of each Fund’s monthly portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust is available on the SEC’s website at https://www.sec.gov. The Funds’ Form N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-PORT are available without charge, upon request, by calling (866) 261-0273 or by writing to Volatility Shares Trust, 2000 PGA Blvd, Suite 4440, Palm Beach Gardens, Florida 33408.

Codes of Ethics

In order to mitigate the possibility that a Fund will be adversely affected by personal trading, the Trust, Volatility Shares, and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by a Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Funds as part of its investment advisory services, subject to the supervision and oversight of the Board of Trustees. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each Fund and its shareholders, taking into account the value of such Fund’s investments.

To the extent that a Fund invests in a voting security and a vote has been solicited, the actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, (866) 261-0273 or by accessing the SEC’s website at www.sec.gov.

Each Fund typically invests in non-voting securities and as such, the Adviser does not have any policies or procedures concerning proxy voting.

Creation and Redemption of Creation Units

General

ETFs, such as the Funds, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, authorized participants can purchase and redeem ETF shares directly with the ETF in Creation Units. Prior to start of trading on every business day, an ETF publishes through NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An authorized participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the authorized participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Authorized Participants

An Authorized Participant has a written agreement with a Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Unit, called a Participant Agreement. Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

Each Fund expects that purchases and redemptions of creation units will be effected primarily with cash, rather than through in-kind delivery of portfolio securities. This may cause a Fund to incur certain costs, which could include brokerage costs or taxable gains or losses that such Fund might not have incurred if it had made redemptions in-kind. These costs could be imposed on a Fund, and thus decrease such Fund’s net asset value, to the extent that the costs are not offset by a transaction fee payable by an authorized participant.

Basket Composition

Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, cash, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, cash, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

Each Fund expects that the baskets used for the purchase and sale of Creation Units will be comprised entirely of cash. However, during limited times when the underlying market for Futures Contracts has been suspended or halted, the Funds may require that the purchase and sale of Creation Units be effected using an Exchange For Related Position (EFRP) process.

An Exchange for Related Position (EFRP) transaction allows investors to convert between futures contracts and either ETF shares or baskets of the underlying assets, without exposure to intraday market execution. In an EFRP transaction, the Authorized Participant and a Fund will exchange equivalent but offsetting positions in Futures Contracts and Fund Shares.

Basket Dissemination

Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, baskets are calculated and supplied by the ETF’s custodial bank or by the Funds’ investment advisers and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders

All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than Closing Time in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. However, at its discretion, a Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual). The cut-off time may be earlier if, for example, the Exchange or other exchange material to the valuation or operation of a Fund closes before the cut-off time. If a creation order is received after the Closing Time, the creation order will be the next Business Day. If a redemption order is received after the Closing Tie, the redemption order date will be the next day. By placing a redemption order, an Authorized Participant agrees to deliver the Creation Units to be redeemed through DTC’s book-entry system to a Fund not later than noon (Eastern Time), on the first Business Day immediately following that redemption order date (T+1). The Adviser and the Authorized Participant may agree to extend the deadline for a Fund to receive Creation Units required for settlement in certain circumstances.

Delivery of Redemption Proceeds

Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days.

Creation Transaction Fees

Authorized Participants will be required to pay to the Funds’ Custodian, as set forth in the Authorized Participant Agreement, a fixed transaction fee (the “Fixed Transaction Fee”) to offset the transfer and other costs associated with the bundling and unbundling of securities and other assets that form Purchase Baskets and Redemption Baskets. Authorized Participants also will be required to pay the Trust a variable transaction fee (the “Variable Transaction Fee”) for purchases of Creation Units effected outside the CNS Clearing Process or effected any part in cash, to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase or sell, as applicable, Fund securities and other assets. On days when Futures Contracts are halted due to price limits or for any other reason, the applicable Fund will attempt to transact in the Futures Contracts at the next available opportunity, which may result in the delay in the determination of the final variable transaction fee and may result in higher than normal variable transaction fees.

The Advisor may waive the fixed Transaction Fee or Variable Transaction Fee. When determining whether to waive the Fixed Transaction Fee or Variable Transaction Fee, the Advisor considers a number of factors including, but not limited to, whether waiving the Fixed Transaction Fee or Variable Transaction Fee will: facilitate the initial launch of a Fund; reduce the cost of portfolio rebalancing; improve the quality of the secondary trading market for a Fund’s Shares and not result in a Fund bearing additional costs or expenses as a result of the waiver.

Suspension of Creations

The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which a Fund may suspend creations include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the Fund Deposit would, in the opinion of a Fund, be unlawful; or (v) there exist circumstances outside the control of a Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; price limits in Futures Contracts or other market conditions or activities that cause trading halts or suspensions; systems failures involving computer or other information systems affecting a Fund, Volatility Shares, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. In addition, the Funds generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when a Fund is unable to increase its exposure to underlying assets.

Suspension of Redemptions

An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of assets owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units

Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

U.S. Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of a Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers of acquiring, owning and disposing of Shares. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This U.S. federal income tax summary is based in part on the advice of counsel to the Funds. The IRS could disagree with any conclusions set forth in this summary. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to the U.S. federal income tax treatment of the assets to be deposited in any Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under U.S. federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Each Fund intends to continue to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the applicable Fund.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the applicable Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by such Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Income from commodities is generally not qualifying income for RICs. Each Fund intends to treat any income it may derive from Futures Contracts received by its Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous PLRs provided to third parties not associated with any Funds or any affiliate of a Fund (which only those third parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiaries would be qualifying income, if the income is related to the Funds’ business of investing in stocks or securities. Although the Regulations do not require distributions from any Subsidiary, each Fund intends to cause its Subsidiary to make distributions that would allow such Fund to make timely distributions to its shareholders. Each Fund generally will be required to include in its own taxable income the income of its Subsidiary for a tax year, regardless of whether such Fund receives a distribution of its Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. Each Fund has undertaken to not hold more than 25% of their assets in its Subsidiary at the end of any quarter. If a Fund fails to limit itself to the 25% ceiling and fails to correct the issue within 30 days after the end of the quarter, such Fund may fail the RIC diversification tests described above.

Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of such Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as a Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.

Each Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. No Fund can make any guarantees as to the amount of any distribution, which will be regarded as a qualifying dividend.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares of a Fund generally will not be entitled to the dividends received deduction with respect to many dividends received from such Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares of a Fund that are attributable to qualifying dividends received by such Fund from certain domestic corporations may be reported by such Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Shares of the relevant Fund. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional Shares of a Fund, rather than cash, generally will have a tax basis in each such Share equal to the value of a Share of such Fund on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Shares of such Fund. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of such Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the value of those Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of Shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of investment practices of the Funds are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

Each Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to such Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Investments in Certain Non-U.S. Corporations

If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, such Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, such Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder of a Fund who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (“non-U.S. shareholder”) depends on whether the income of such Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded non-U.S. entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected

If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by such Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income, and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from a Fund that are properly reported by such Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that such Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected

If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by such Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Capital Loss Carryforward

Net capital gains of each Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. As of February 28, 2026, for federal income tax purposes, each Fund had capital loss carryforwards available to offset future capital gains for an unlimited period as indicated in the table below.

Capital Loss Carryforwards

Fund	Indefinite Short Term	Indefinite Long Term
BITX	$(38,957,832)	$—
ETHU	$(3,546)	$—
SOLT	$(77,594)	$—
SOLZ	$(2,566)	$—
XRPI	$(3,076)	$—
XRPT	$(5,831)	$—
ZVOL	$(3)	$—

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes as well as other federal taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Net Asset Value.”

The per Share NAV of each Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by a Fund at the close of the market on which such security is principally listed. In determining NAV, portfolio securities for such Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

(1)    Common stocks and other equity securities listed on any national or foreign exchange other than NASDAQ and AIM will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ and AIM, the securities are valued at the midpoint between the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

(2)    Securities traded in the OTC market are valued at the midpoint between the bid and asked price, if available, and otherwise at their closing bid prices.

In addition, the following types of securities will be valued as follows:

(1)    Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis.

(2)    The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent.

(3)    Futures are valued at the settlement price established by the board of trade on which they are traded. On certain days, the settlement price for futures may not be available at the time the Fund calculates its NAV. On such days, the best available price (which is typically the last trade price) may be used to value futures.

Securities issued by a Subsidiary of any Fund will be valued at such Subsidiary’s net asset value, which will be determined using the same pricing policies and procedures applicable to the Funds.

The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by Volatility Shares in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount, that the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities. Rule 2a-5 under the 1940 Act addresses a board’s valuation policies and the role of the board with respect to the fair value of a fund’s investments. It further provides requirements for determining fair value in good faith under the 1940 Act. The securities held by the Funds are valued in accordance with the policies and procedures established by Volatility Shares as the “Valuation Designee” of each Fund pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board (the “Valuation Procedures”). If market quotations are not readily available or are not reliable, the securities or other assets of the Funds will be valued at their fair value as determined in good faith by the Valuation Designee in accordance with the Valuation Procedures.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used in secondary market transactions.

Because foreign markets may be open on different days than the days during which a shareholder may purchase shares of the Funds, the value of a Fund’s investments may change on the days when shareholders are not able to purchase the shares of such Fund.

Each Fund may suspend the right of redemption for such Fund only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund’s investments or determination of its net assets is not reasonably practicable; or (iii) during any period when the SEC may permit.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies

Dividends from net investment income of each Fund other than ZVOL, if any, are declared and paid at least annually. Distributions of net realized securities gains from each Fund other than ZVOL, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. ZVOL intends to declare and pay a monthly dividend, which may consist of net investment income, net realized short-term capital gains, and return of capital. ZVOL’s distributions of long-term capital gains, if any, are declared and paid annually.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of a Fund’s shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Performance Information

To obtain a Fund’s most current performance information, please call (866) 261-0273 or visit the Funds’ website at www.volatilityshares.com. From time to time, a Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent a Fund’s past performance and should not be considered as representative of future results. Each Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

Financial Statements

The audited financial statements for each Fund’s most recent fiscal period appear in the Fund’s Form N-CSR dated February 28, 2026. The financial statements from the Form N-CSR and notes thereto are incorporated herein by reference. The Form N-CSR is available without charge by calling (800) 208-5212 or by visiting the SEC’s website at http://www.sec.gov.

Exhibit A — Principal Holders Table

2x Bitcoin ETF
Name and Address of Owner	Percentage of Record Ownership
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	26.61%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	20.79%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	13.33%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	7.89%
2x Ether ETF
Name and Address of Owner	Percentage of Record Ownership
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	45.55%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	12.40%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	10.41%
Robinhood Securities, LLC 500 Colonial Center Parkway, Suite 100 Lake Mary, FL 32746	5.80%

Solana ETF
Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	23.13%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	14.74%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	11.35%
Interactive Brokers Group 209 South LaSalle Street Chicago, Illinois 60604	7.70%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	5.08%
2x Solana ETF
Name and Address of Owner	Percentage of Record Ownership
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	21.87%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	18.33%
Robinhood Securities, LLC 500 Colonial Center Parkway, Suite 100 Lake Mary, FL 32746	10.27%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	10.25%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	7.14%
JP Morgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza Dallas, TX 75254	6.44%
Interactive Brokers Group 209 South LaSalle Street Chicago, Illinois 60604	5.04%

Volatility Premium Plus ETF
Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	38.02%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	22.59%
Interactive Brokers Group 209 South LaSalle Street Chicago, Illinois 60604	7.90%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	5.76%
Apex Clearing Corporation 350 North St. Paul Street, Suite 1300 Dallas, TX 75201	5.18%
XRP ETF
Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	38.48%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	26.35%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	6.03%
2x XRP ETF
Name and Address of Owner	Percentage of Record Ownership
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	30.46%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	23.36%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	13.25%
Robinhood Securities, LLC 500 Colonial Center Parkway, Suite 100 Lake Mary, FL 32746	11.12%

Volatility Shares Trust
Part C — Other Information

Item 28.	Exhibits
Exhibit No.	Description
(a)
	(1)	Agreement and Declaration of Trust of the Registrant.(1)
	(2)	Certificate of Trust of Registrant, as filed with the State of Delaware on August 16, 2021.(1)
(b)	By-Laws of the Registrant.(1)
(c)	Not applicable
(d)
	(1)	Investment Management Agreement between the Registrant and Volatility Shares LLC.(1)
	(2)	Amended Schedule A to the Investment Management Agreement between the Registrant and Volatility Shares LLC.(5)
	(3)	Investment Management Agreement between Volatility Shares LLC and 2x Bitcoin Strategy ETF Cayman Ltd.(6)
	(4)	Investment Management Agreement between Volatility Shares LLC and 2x Ether ETF Cayman Ltd.(6)
	(5)	Investment Management Agreement between Volatility Shares LLC and Solana ETF Cayman Ltd.(2)
	(6)	Investment Management Agreement between Volatility Shares LLC and 2x Solana ETF Cayman Ltd.(2)
	(7)	Investment Management Agreement between Volatility Shares LLC and XRP ETF Cayman Ltd.(4)
	(8)	Investment Management Agreement between Volatility Shares LLC and 2x XRP ETF Cayman Ltd.(3)
	(9)	Investment Management Agreement between Volatility Shares LLC and -1x Short VIX Mid-Term Futures ETF Cayman Ltd.(6)
(e)
	(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC.(1)
	(2)	Exhibit A to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC.(5)
(f)	Not Applicable.
(g)
	(1)	Custody Agreement between the Registrant and U.S. Bank National Association.(1)
	(2)	Exhibit A to the Custody Agreement between the Registrant and U.S. Bank National Association.(5)
(h)
	(1)	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.(1)
	(2)	Exhibit A to the Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.(5)
	(3)	Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.(1)
	(4)	Exhibit A to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.(5)
	(5)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.(1)
	(6)	Exhibit A to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.(5)
	(7)	Form of Authorized Participant Agreement.(1)
(i)	Not Applicable.
(j)	Consent of Independent Registered Public Accounting Firm.(6)
(k)	Not Applicable.
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Not Applicable.
(p)
	(1)	Code of Ethics of Registrant.(1)
	(2)	Code of Ethics of Volatility Shares LLC.(1)
	(3)	Code of Ethics for Foreside Fund Services, LLC not applicable per Rule 17j-1(c)(3).
(q)	Powers of Attorney.(1)

____________

(1)      Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-263619) filed on December 5, 2022.

(2)      Incorporated by reference to the Registrant’s Post-Effective Amendment No. 69 filed on Form N-1A (File No. 333-263619) filed on March 14, 2025.

(3)      Incorporated by reference to the Registrant’s Post-Effective Amendment No. 96 filed on Form N-1A (File No. 333-263619) filed on May 21, 2025.

(4)      Incorporated by reference to the Registrant’s Post-Effective Amendment No. 97 filed on Form N-1A (File No. 333-263619) filed on May 21, 2025.

(5)      Incorporated by reference to the Registrant’s Post-Effective Amendment No. 932 filed on Form N-1A (File No. 333-263619) filed on June 8, 2026.

(6)      Filed herewith.

Item 29.     Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30.     Indemnification

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.     Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of Volatility Shares LLC (“Volatility Shares”), the investment adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Volatility Shares is incorporated by reference to the Form ADV filed by Volatility Shares with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-126322).

Item 32.     Principal Underwriter

(a)     Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.         AB Active ETFs, Inc.

2.         ABS Long/Short Strategies Fund

3.         ActivePassive Core Bond ETF, Series of Trust for Professional Managers

4.         ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers

5.         ActivePassive International Equity ETF, Series of Trust for Professional Managers

6.         ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers

7.         AdvisorShares Trust

8.         AFA Private Credit Fund

9.         AGF Investments Trust

10.       AIM ETF Products Trust

11.       Alexis Practical Tactical ETF, Series of Listed Funds Trust

12.       AlphaCentric Prime Meridian Income Fund

13.       Alternative Strategies Income Fund

14.       American Century ETF Trust

15.       AMG ETF Trust

16.       Amplify ETF Trust

17.       Applied Finance Dividend Fund, Series of World Funds Trust

18.       Applied Finance Explorer Fund, Series of World Funds Trust

19.       Applied Finance Select Fund, Series of World Funds Trust

20.       Ardian Access LLC

21.       ARK ETF Trust

22.       ARK Venture Fund

23.       Bitwise Funds Trust

24.       BondBloxx ETF Trust

25.       Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust

26.       Bridgeway Funds, Inc.

27.       Brinker Capital Destinations Trust

28.       Brookfield Real Assets Income Fund Inc.

29.       Build Funds Trust

30.       Calamos Convertible and High Income Fund

31.       Calamos Convertible Opportunities and Income Fund

32.       Calamos Dynamic Convertible and Income Fund

33.       Calamos Global Dynamic Income Fund

34.       Calamos Global Total Return Fund

35.       Calamos Strategic Total Return Fund

36.       Carlyle Tactical Private Credit Fund

37.       Cascade Private Capital Fund

38.       Catalyst/Perini Strategic Income Fund

39.       CBRE Global Real Estate Income Fund

40.       Cliffwater Corporate Lending Fund

41.       Cliffwater Enhanced Lending Fund

42.       Coatue Innovative Strategies Fund

43.       Cohen & Steers ETF Trust

44.       Convergence Long/Short Equity ETF, Series of Trust for Professional Managers

45.       CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers

46.       Curasset Capital Management Core Bond Fund, Series of World Funds Trust

47.       Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust

48.       CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust

49.       Davis Fundamental ETF Trust

50.       Defiance BMNR Option Income ETF, Series of ETF Series Solutions

51.       Defiance Connective Technologies ETF, Series of ETF Series Solutions

52.       Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions

53.       Defiance Quantum ETF, Series of ETF Series Solutions

54.       Defiance Retail Kings ETF, Series of ETF Series Solutions

55.       Denali Structured Return Strategy Fund

56.       Dodge & Cox Funds

57.       DoubleLine ETF Trust

58.       DoubleLine Income Solutions Fund

59.       DoubleLine Opportunistic Credit Fund

60.       DoubleLine Yield Opportunities Fund

61.       DriveWealth ETF Trust

62.       EIP Investment Trust

63.       Ellington Income Opportunities Fund

64.       ETF Opportunities Trust

65.       Exchange Listed Funds Trust

66.       Exchange Place Advisors Trust

67.       FIS Trust

68.       FlexShares Trust

69.       Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust

70.       Forum Funds

71.       Forum Funds II

72.       Forum Real Estate Income Fund

73.       GMO ETF Trust

74.       GoldenTree Opportunistic Credit Fund

75.       Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust

76.       Grayscale Funds Trust

77.       Guinness Atkinson Funds

78.       Harbor ETF Trust

79.       Harris Oakmark ETF Trust

80.       Hawaiian Tax-Free Trust

81.       Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust

82.       Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust

83.       Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust

84.       Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust

85.       Horizon Kinetics Medical ETF, Series of Listed Funds Trust

86.       Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust

87.       Horizon Kinetics Texas ETF, Series of Listed Funds Trust

88.       Innovator ETFs Trust

89.       Ironwood Institutional Multi-Strategy Fund LLC

90.       Ironwood Multi-Strategy Fund LLC

91.       Jensen Quality Growth ETF, Series of Trust for Professional Managers

92.       John Hancock Exchange-Traded Fund Trust

93.       Kurv ETF Trust

94.       Lazard Active ETF Trust

95.       LDR High Income Realty Fund, Series of World Funds Trust

96.       Lone Peak Value Fund, Series of World Funds Trust

97.       Mairs & Power Balanced Fund, Series of Trust for Professional Managers

98.       Mairs & Power Fund, Series of Trust for Professional Managers

99.       Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

100.     Mairs & Power Small Cap Fund, Series of Trust for Professional Managers

101.     Manor Investment Funds

102.     Milliman Funds Trust

103.     MoA Funds Corporation

104.     Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV

105.     Morgan Stanley ETF Trust

106.     Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds

107.     Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds

108.     Morningstar Funds Trust

109.     NEOS ETF Trust

110.     Niagara Income Opportunities Fund

111.     NXG Cushing® Midstream Energy Fund

112.     NXG NextGen Infrastructure Income Fund

113.     OTG Latin American Fund, Series of World Funds Trust

114.     Overlay Shares Core Bond ETF, Series of Listed Funds Trust

115.     Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

116.     Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust

117.     Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust

118.     Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

119.     Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust

120.     Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

121.     Palmer Square Funds Trust

122.     Palmer Square Opportunistic Income Fund

123.     Partners Group Private Income Opportunities, LLC

124.     Perkins Discovery Fund, Series of World Funds Trust

125.     Philotimo Focused Growth and Income Fund, Series of World Funds Trust

126.     Plan Investment Fund, Inc.

127.     Point Bridge America First ETF, Series of ETF Series Solutions

128.     Precidian ETFs Trust

129.     Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust

130.     Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust

131.     Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust

132.     Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust

133.     Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust

134.     Renaissance Capital Greenwich Funds

135.     REX ETF Trust

136.     Reynolds Funds, Inc.

137.     RMB Investors Trust

138.     Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

139.     Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

140.     Roundhill Ball Metaverse ETF, Series of Listed Funds Trust

141.     Roundhill Cannabis ETF, Series of Listed Funds Trust

142.     Roundhill ETF Trust

143.     Roundhill Magnificent Seven ETF, Series of Listed Funds Trust

144.     Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust

145.     Roundhill Video Games ETF, Series of Listed Funds Trust

146.     Rule One Fund, Series of World Funds Trust

147.     Russell Investments Exchange Traded Funds

148.     Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust

149.     Six Circles Trust

150.     Sound Shore Fund, Inc.

151.     SP Funds Trust

152.     Sparrow Funds

153.     Spear Alpha ETF, Series of Listed Funds Trust

154.     STF Tactical Growth & Income ETF, Series of Listed Funds Trust

155.     STF Tactical Growth ETF, Series of Listed Funds Trust

156.     Strategic Trust

157.     Strategy Shares

158.     Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust

159.     Tekla World Healthcare Fund

160.     Tema ETF Trust

161.     The 2023 ETF Series Trust

162.     The Community Development Fund

163.     The Cook & Bynum Fund, Series of World Funds Trust

164.     The Private Shares Fund

165.     The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust

166.     Third Avenue Trust

167.     Third Avenue Variable Series Trust

168.     Tidal Trust I

169.     Tidal Trust II

170.     Tidal Trust III

171.     Tidal Trust IV

172.     TIFF Investment Program

173.     Timothy Plan Free Cash Flow ETF, Series of The Timothy Plan

174.     Timothy Plan Free Cash Flow Growth ETF, Series of The Timothy Plan

175.     Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

176.     Timothy Plan Fixed Income ETF, Series of The Timothy Plan

177.     Timothy Plan International ETF, Series of The Timothy Plan

178.     Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan

179.     Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan

180.     Total Fund Solution

181.     Touchstone ETF Trust

182.     Trailmark Series Trust

183.     T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust

184.     T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust

185.     T-Rex 2x Long Ether Daily Target ETF

186.     U.S. Global Investors Funds

187.     Union Street Partners Value Fund, Series of World Funds Trust

188.     Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust

189.     Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

190.     Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust

191.     Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust

192.     Virtus Stone Harbor Emerging Markets Income Fund

193.     Volatility Shares Trust

194.     WEBs ETF Trust

195.     Wedbush Series Trust

196.     Wellington Global Multi-Strategy Fund

197.     Wilshire Mutual Funds, Inc.

198.     Wilshire Variable Insurance Trust

199.     WisdomTree Trust

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)     Not Applicable.

Item 33.     Location of Accounts and Records

Volatility Shares LLC, 2000 PGA Blvd, Suite 4440, Palm Beach Gardens, FL, 33408, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

Item 34.     Management Services

Not Applicable.

Item 35.     Undertakings

Not Applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Palm Beach Gardens, and State of Florida on the 26th day of June 2026.

Volatility Shares Trust
By:	/s/ Justin Young
Justin Young
Trustee, President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Justin Young	Chief Executive Officer, President and Trustee	June 26, 2026
Justin Young
/s/ Chang Kim	Chief Compliance Officer, Treasurer (Principal Financial Officer and Principal Accounting Officer) and AML Compliance Officer	June 26, 2026
Chang Kim
Stephen Yu*	)
Trustee)
	)	By: /s/ Justin Young
Anthony Ward*	)	Justin Young
	Trustee)	Attorney-In-Fact
	)	June 26, 2026
Anthony Homsey*	)
Trustee)
)

*        An original power of attorney authorizing Justin Young to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, filed as an exhibit and are incorporated by reference herein.

Index to Exhibits

(d)(3)	Investment Management Agreement between Volatility Shares LLC and 2x Bitcoin Strategy ETF Cayman Ltd.
(d)(4)	Investment Management Agreement between Volatility Shares LLC and 2x Ether ETF Cayman Ltd.
(d)(9)	Investment Management Agreement between Volatility Shares LLC and -1x Short VIX Mid-Term Futures ETF Cayman Ltd.
(j)	Consent of Independent Registered Public Accounting Firm